497(e)
                                                                      333-130988

EQUI-VEST(R) STRATEGIES


A group flexible premium deferred variable annuity contract


PROSPECTUS DATED MARCH 23, 2009


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. You should read the prospectuses for each Trust which contain important information about the portfolios.

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WHAT IS EQUI-VEST(R) STRATEGIES?

EQUI-VEST(R) Strategies is a group-deferred annuity contract ("contract") issued by AXA Equitable Life Insurance Company. Either the plan trustee or the employer will be the EQUI-VEST(R) Strategies contract holder. Certain rights may be exercised by employees covered under an employer's plan (the "participants"). These rights will be summarized in a participation certificate ("certificate") provided to each participant. EQUI-VEST(R) Strategies provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, our guaranteed interest option or the account for special dollar cost averaging ("investment options").

You allocate amounts to the variable investment options selected by your employer. Each variable investment option is a subaccount of Separate Account
A. Each variable investment option, in turn, invests in a corresponding securities portfolio ("portfolio") of either the AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio. You may also allocate amounts to the guaranteed interest option and the account for special dollar cost averaging if your employer elects to make them available under the contract. These investment options are discussed later in this prospectus.

We offer the EQUI-VEST(R) Strategies contract to fund two types of "plans":
Section 403(b) (also referred to as "TSA" plans or contracts) or governmental employer Section 457(b) plans (also referred to as "EDC" plans or contracts) (together "plans"). The EQUI-VEST(R) Strategies contract is available to plans that meet our requirements, which may include requirements regarding plan vesting provisions. The contract may not be available in all states or for both types of plans.





--------------------------------------------------------------------------------
 Variable investment options
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 Fixed income
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o AXA Conservative Allocation*         o EQ/Long Term Bond
o AXA Conservative-Plus Allocation*    o EQ/Money Market
o EQ/Caywood-Scholl High Yield Bond    o EQ/PIMCO Real Return
o EQ/Core Bond Index                   o EQ/Quality Bond PLUS
o EQ/Evergreen International Bond      o Multimanager Core Bond
o EQ/Franklin Income                   o Multimanager High Yield
o EQ/Intermediate Government Bond
  Index
--------------------------------------------------------------------------------
 Domestic stocks
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o AXA Aggressive Allocation*           o EQ/Capital Guardian Growth
o AXA Moderate-Plus Allocation*        o EQ/Davis New York Venture
o EQ/AllianceBernstein Common Stock    o EQ/Equity 500 Index
o EQ/AllianceBernstein Small Cap       o EQ/Franklin Small Cap Value
  Growth                               o EQ/Franklin Templeton Founding
o EQ/BlackRock Basic Value Equity        Strategy
o EQ/Boston Advisors Equity Income     o EQ/GAMCO Small Company Value
o EQ/Calvert Socially Responsible      o EQ/JPMorgan Value Opportunities


--------------------------------------------------------------------------------
 Domestic stocks (continued)
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o EQ/Large Cap Core PLUS               o EQ/T. Rowe Price Growth Stock
o EQ/Large Cap Growth Index            o EQ/Templeton Growth
o EQ/Large Cap Growth PLUS             o EQ/Van Kampen Comstock
o EQ/Large Cap Value PLUS              o EQ/Van Kampen Mid Cap Growth
o EQ/Lord Abbett Growth and Income     o EQ/Van Kampen Real Estate
o EQ/Lord Abbett Mid Cap Value         o Multimanager Health Care
o EQ/Marsico Focus                     o Multimanager Large Cap Value
o EQ/Mid Cap Index                     o Multimanager Mid Cap Growth
o EQ/Mid Cap Value PLUS                o Multimanager Mid Cap Value
o EQ/Montag & Caldwell Growth          o Multimanager Small Cap Growth
o EQ/Mutual Shares                     o Multimanager Small Cap Value
o EQ/Oppenheimer Main Street           o Multimanager Technology
  Opportunity                          o Target 2015 Allocation
o EQ/Oppenheimer Main Street           o Target 2025 Allocation
  Small Cap                            o Target 2035 Allocation
o EQ/Small Company Index               o Target 2045 Allocation
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 International stocks
--------------------------------------------------------------------------------
o EQ/AllianceBernstein International   o EQ/Van Kampen Emerging Markets
o EQ/BlackRock International Value       Equity
o EQ/International Core PLUS           o Multimanager International Equity
o EQ/Oppenheimer Global
--------------------------------------------------------------------------------
 Balanced/hybrid
--------------------------------------------------------------------------------
o AXA Moderate Allocation*



*    The AXA Allocation portfolios.



Minimum contribution amounts of $20 may be made under the contract.

A registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated March 23, 2009, is a part of the registration statement. The SAI is available free of charge. You may request one by writing to our Processing Office at P.O. Box 4956, Syracuse, NY 13221-4956 or calling
(800) 628-6673. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.



  The SEC has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                                          X02553
                                                                           (901)

Contents of this prospectus
--------------------------------------------------------------------


EQUI-VEST(R) STRATEGIES
--------------------------------------------------------------------------------
Index of key words and phrases                                               4
Who is AXA Equitable?                                                        5
How to reach us                                                              6
EQUI-VEST(R) Strategies group annuity contract
     at a glance -- key features                                             8


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FEE TABLE                                                                   10
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Examples: EQUI-VEST(R) Strategies contracts                                 13
Condensed financial information                                             16



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1. CONTRACT FEATURES AND BENEFITS                                           17
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Contributions to your certificate                                           17
How EQUI-VEST(R) Strategies is available                                    18
How contributions can be made                                               18
What are your investment options under the contract?                        18
Portfolios of the Trusts                                                    19
Selecting your investment method                                            24
ERISA considerations for employers                                          25
Allocating your contributions                                               25
Unallocated account                                                         26
Death benefit                                                               26
Your right to cancel within a certain number of days                        27



--------------------------------------------------------------------------------
2. DETERMINING YOUR CERTIFICATE'S VALUE                                     28
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Your account value and cash value                                           28
Your certificate's value in the variable investment options                 28
Your certificate's value in the guaranteed interest option
     and the account for special dollar cost averaging                      28


--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG
   INVESTMENT OPTIONS                                                       29
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Transferring your account value                                             29
Disruptive transfer activity                                                29
Automatic transfer options                                                  30
Investment simplifier                                                       30
Rebalancing your account value                                              31


----------------------
"We," "our" and "us" refer to AXA Equitable.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is the participant.

When we use the word "contract" we mean the group contract issued to the plan trustee or employer ("contract holder"). When we use the word "certificate," we mean the participation certificate that summarizes the rights of each participant covered under the group contract.


2  Contents of this prospectus

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4. ACCESSING YOUR MONEY                                                     32
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Withdrawing your account value                                              32
How withdrawals are taken from your account value                           33
Loans                                                                       33
Termination of participation                                                34
When to expect payments                                                     34
Your annuity payout options                                                 34



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5. CHARGES AND EXPENSES                                                     37
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Charges under the contracts                                                 37
Charges that the Trusts deduct                                              39
Variations in charges                                                       39


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6. PAYMENT OF DEATH BENEFIT                                                 41
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Your beneficiary and payment of benefit                                     41
How death benefit payment is made                                           41
Beneficiary continuation option                                             41


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7. TAX INFORMATION                                                          43
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Tax information and ERISA matters                                           43
Choosing a contract to fund a retirement arrangement                        43
Special rules for tax-favored retirement programs                           43
Additional "Saver's Credit" for salary reduction contributions to
     certain plans                                                          43
Tax-sheltered annuity arrangements (TSAs)                                   44
Distributions from TSAs                                                     46
Public employee deferred compensation plans (EDC Plans)                     49
ERISA matters                                                               52
Certain rules applicable to plans designed
     to comply with Section 404(c) of ERISA                                 52
Federal and state income tax withholding and
     information reporting                                                  52
Federal income tax withholding on periodic annuity payments                 53
Federal income tax withholding on non-periodic annuity
     payments (withdrawals)                                                 53
Mandatory withholding from TSA, governmental employer EDC
     and qualified plan distributions                                       53
Impact of taxes to AXA Equitable                                            53



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8. MORE INFORMATION                                                         54
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About our Separate Account A                                                54
About the Trusts                                                            54
About the general account                                                   54
Dates and prices at which certificate events occur                          54
About your voting rights                                                    55
About legal proceedings                                                     55
Financial statements                                                        56
Transfers of ownership, collateral assignments,
     loans, and borrowing                                                   56
Funding changes                                                             56
Distribution of the contracts                                               56




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APPENDICES
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I   -- Condensed financial information                                     I-1
II  -- Death benefit example                                              II-1
III -- State contract availability and/or variations
           of certain features and benefits                              III-1


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                  Contents of this prospectus  3

Index of key words and phrases

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This index should help you locate more information on the terms used in this prospectus.



                                                 Page
   account for special dollar cost averaging       24
   account value                                   28
   annuity payout options                          34
   beneficiary                                     41
   beneficiary continuation option                 41
   business day                                    55
   cash value                                      28
   certificate                              cover, 31
   contract date                                    9
   contract date anniversary                        9
   contract year                                    9
   contributions                                   17
   disruptive transfer activity                    29
   DOL                                             25
   EDC                                          cover
   ERISA                                           25
   elective deferral contributions                 45
   guaranteed interest option                      24
   investment options                       cover, 18
   market timing                                   29
   maturity date                                   35


                                                 Page
   net loan interest charge                        10
   Online Account Access                            6
   partial withdrawals                             32
   participant                                  cover
   participation date                               9
   participation date anniversary                   9
   participation year                               9
   plan operating expense charge                   39
   portfolio                                        9
   processing office                                6
   Required Beginning Date                         51
   SAI                                          cover
   SEC                                          cover
   salary reduction contributions                  43
   special dollar cost averaging                   25
   TOPS                                             6
   TSA                                          cover
   Trusts                                       cover
   unit                                            28
   unit investment trust                           54
   variable investment options              cover, 18


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.

  -------------------------------------------------------------------------
  Prospectus      Contract or Supplemental Materials
  -------------------------------------------------------------------------
  account value   Annuity Account Value
  unit            Accumulation unit
  unit value      Accumulation unit value
  -------------------------------------------------------------------------


4 Index of key words and phrases

Who is AXA Equitable?

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We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, The Equitable Life Assurance Society of the United States), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $543.2 billion in assets as of December 31, 2008. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



                                                        Who is AXA Equitable?  5

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

For correspondence with checks:


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FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------

AXA Equitable
EQUI-VEST(R)
Unit Annuity Lockbox
P.O. Box 13463
Newark, NJ 07188-0463



--------------------------------------------------------------------------------
FOR TSA, GOVERNMENTAL EMPLOYER EDC AND CORPORATE
TRUSTEED LOAN REPAYMENTS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------

AXA Equitable
EQUI-VEST(R)
Loan Repayments Lockbox
P.O. Box 13496
Newark, NJ 07188-0496



--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
AXA Equitable
JPMorganChase
EQUI-VEST Lockbox #13463
4 Chase Metrotech Center (7th Floor)
Brooklyn, NY 11245-0001
Telephone number to be listed on express mail packages
Attn: Extraction Supervisor, (718) 242-2992

For correspondence without checks:

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FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT
BY REGULAR MAIL:
--------------------------------------------------------------------------------

AXA Equitable
EQUI-VEST(R) Processing Office
P.O. Box 4956
Syracuse, NY 13221-4956


--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT
BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------

AXA Equitable
EQUI-VEST(R) Processing Office
100 Madison Street, Suite 1000
Syracuse, NY 13202


                      ----------------------------------


Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 100 Madison Street, Suite 1000, Syracuse, New York 13202.




--------------------------------------------------------------------------------
REPORTS WE PROVIDE
--------------------------------------------------------------------------------


o  written confirmation of financial transactions;

o quarterly statements of your certificate values as of the close of each calendar quarter; and

o annual statement of your certificate values as of your participation date anniversary.


--------------------------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
ONLINE ACCOUNT ACCESS SYSTEMS
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:


o  your current account value;

o  your current allocation percentages;


o  the number of units you have in the variable investment options;


o  the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:


o change your allocation percentages and/or transfer among the variable investment options and the guaranteed interest option; and

o change your TOPS personal identification number ("PIN") (through TOPS only) and your Online Account Access password (through Online Account Access only).


Under TOPS only you can:

o  elect the investment simplifier.


Under Online Account Access only you can:


o  elect to receive certain contract statements electronically;

o  change your address; and

o  access "Frequently Asked Questions" and certain service forms.

6  Who is AXA Equitable?

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You can use TOPS by calling toll free (800) 755-7777. You may use Online Account Access by visiting our website at www.axa-equitable.com and logging in to access your account. Of course, for reasons beyond our control, these services may sometimes be unavailable.


We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus).


--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m., Eastern Time.

Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you, via the TDD.


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TOLL-FREE TELEPHONE SERVICE:
--------------------------------------------------------------------------------
You may reach us toll-free by calling (800) 841-0801 for a recording of daily unit values for the variable investment options.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)  election of the investment simplifier;

(2)  election of the automatic deposit service (TSA certificates only);

(3)  election of the rebalancing program;

(4)  election of required minimum distribution automatic withdrawal option;


(5)  election of Beneficiary continuation option;


(6)  transfer/rollover of assets to another carrier;


(7)  request for a loan (where plan permits loans);

(8)  tax withholding election;

(9)  contract surrender and withdrawal requests; and

(10) death claims.



WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)  address changes;


(2)  beneficiary changes;

(3)  transfers among investment options; and

(4)  special dollar cost averaging.



TO CHANGE OR CANCEL ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  investment simplifier;

(2)  rebalancing program;


(3)  systematic withdrawals;

(4)  the date annuity payments are to begin; and

(5)  special dollar cost averaging


You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests is the participant and in some cases the employer, if the Plan requires it.


                                                        Who is AXA Equitable?  7

EQUI-VEST(R) Strategies group annuity contract at a glance -- key features


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Professional               EQUI-VEST(R) Strategies variable investment options
investment                 invest in different portfolios sub-advised by
management                 professional investment advisers.
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Variable Investment        The variable investment options for which information
Options                    is provided in this prospectus are available under
                           the contract, subject to state regulatory approval
                           and availability under your employer's plan.
--------------------------------------------------------------------------------
Guaranteed                 o Principal and interest guarantees
interest option
                           o Interest rates set periodically
--------------------------------------------------------------------------------
Tax considerations         o No tax on earnings inside the contract until you
                             make withdrawals from your certificate or receive annuity payments.

                           o No tax on transfers among investment options inside
                             the contract.
                           -----------------------------------------------------
                           Because you are purchasing or contributing to an
                           annuity contract to fund a tax-qualified employer
                           sponsored retirement arrangement, you should be aware
                           that such contracts do not provide tax deferral
                           benefits beyond those already provided by the
                           Internal Revenue Code (the "Code"). Before purchasing
                           one of these contracts, employers should consider
                           whether its features and benefits beyond tax deferral
                           meet participant's needs and goals. Employers may
                           also want to consider the relative features, benefits
                           and costs of these contracts with any other
                           investment that participants may use in connection
                           with their retirement plan or arrangement. Depending
                           on the participant's personal situation, the
                           contract's guaranteed benefits may have limited
                           usefulness because of required minimum distributions
                           ("RMDs"). (For more information, see "Tax
                           information," later in this prospectus.)
--------------------------------------------------------------------------------
Contribution amounts       o $20 (minimum) each contribution
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Access to your money       o Partial withdrawals

                           o Loans (if permitted by the plan)

                           o Several withdrawal options on a periodic basis

                           o Certificate surrender

                           Withdrawals are subject to the terms of the plan and
                           may be limited. You may incur a withdrawal charge for
                           certain withdrawals or if you surrender your
                           certificate. You may also incur income tax and a
                           penalty tax.
--------------------------------------------------------------------------------
Death Benefit Protection   o The contract provides a death benefit for the
                             beneficiary. The death benefit is equal to the account value or the standard death benefit, whichever is higher. However, if you elect the enhanced death benefit, the death benefit is equal to your account value or the enhanced death benefit, whichever is higher.
--------------------------------------------------------------------------------
Payout options             o Fixed annuity payout options

                           o Variable Immediate Annuity payout options
                             (described in a separate prospectus for that
                             option)
--------------------------------------------------------------------------------


8 EQUI-VEST(R) Strategies group annuity contract at a glance -- key features

--------------------------------------------------------------------------------

Additional features      o Dollar cost averaging by automatic transfers
                           -- Special dollar cost averaging

                         o Investment simplifier
                           -- Interest sweep option
                           -- Fixed dollar option

                         o Account value rebalancing (quarterly, semiannually,
                           and annually)

                         o No charge on transfers among investment options

                         o Waiver of withdrawal charge under certain
                           circumstances

                         o Beneficiary continuation option
--------------------------------------------------------------------------------
Fees and Charges         o Separate account charge deducted daily on amounts
                           invested in variable investment options: Varies by employer group, annual rate ranges from 0% to 1.15%.

                         o Annual administrative charge: Varies by employer
                           group: current $30 ($65 maximum) or 2% of the account value plus any amounts previously withdrawn during the participation year, if less. The charge is waived for account values equal or greater than $25,000. For particular groups, the charge may be waived or reduced for account values less than $25,000.

                         o Charge for certain third-party transfers: $25 current
                           ($65 maximum) per occurrence per participant.

                         o No sales charge deducted at the time contributions
                           are made.

                         o Withdrawal charge: Varies by employer group, but the
                           maximum charge is 6% of the amount withdrawn, with the percentage declining during the first ten participation years. Under some contracts, the withdrawal charges are based on contributions. For others, the withdrawal charge will be based on contract years. Also, there may be group contracts that have no withdrawal charge at all.
                         -------------------------------------------------------
                         The 12-month period beginning on the participant's participation date and each 12-month period thereafter is a "participation year." The "participation date" means the earlier of (a) the business day on which we issue a certificate to the Plan participant under the EQUI-VEST(R) Strategies contract and (b) the business day on which the first contribution for the Plan participant is received at our processing office. For example, if your participation date is May 1, your participation date anniversary is April 30.
                         -------------------------------------------------------
                         The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed employer application, along with any other required documents. The contract date will be shown in the contract. The 12-month period beginning on the contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is the "contract date anniversary." For example, if the contract date is May 1, the contract date anniversary is April 30.
                         -------------------------------------------------------
                         o We deduct a charge designed to approximate certain
                           taxes that may be imposed on us, such as premium taxes in your state. The charge is generally deducted from the amount applied to an annuity payout option.

                         o We deduct an annual charge equal to 0.15% of the
                           account value on each participation date anniversary if you elect the enhanced death benefit.

                         o We deduct a $350 annuity administrative fee from
                           amounts applied to a variable annuity payout option. This option is described in a separate prospectus that is available from your financial professional.

                         o Annual expenses of the Trusts' portfolios are
                           calculated as a percentage of the average daily net assets invested in each portfolio. Please see "Fee Table" later in this prospectus for details.
--------------------------------------------------------------------------------
Participant issue ages   o 18-79
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THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF YOUR CERTIFICATE. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY, OR MAY BE IMPOSED BY EMPLOYERS UNDER THEIR PLANS. WE RESERVE THE RIGHT TO CHANGE OR WAIVE CERTAIN CHARGES WITHIN SPECIFIED LIMITS. ALSO, ALL FEATURES OF THE CONTRACT, ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES. YOUR EMPLOYER MAY ELECT NOT TO OFFER ALL OF THE INVESTMENT OPTIONS UNDER THE CONTRACT THAT ARE DESCRIBED IN THIS PROSPECTUS.

For more detailed information we urge you to read the contents of this prospectus, as well as your certificate. This prospectus provides a description of all material provisions of the contract. Please feel free to speak with your financial professional, or call us, if you have any questions. If for any reason you are not satisfied with your certificate, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" later in this prospectus for additional information.


    EQUI-VEST(R) Strategies group annuity contract at a glance -- key features 9

Fee table

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The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering an EQUI-VEST(R) Strategies certificate. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.


The first table describes fees and expenses that you will pay at the time that you make certain withdrawals, surrender your certificate, purchase a Variable Immediate Annuity payout option or make certain transfers and rollovers. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.



------------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value at the time you request certain transactions
------------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of the amount with-
drawn (deducted when you surrender your certificate or make certain
withdrawals)(1)                                                        6.00%
------------------------------------------------------------------------------------------------------------------------------------
Charge if you elect a Variable Immediate Annuity payout option (which
is described in a separate prospectus for that option)                 $350
------------------------------------------------------------------------------------------------------------------------------------
Charge for third-party transfer or direct rollover                     $65 maximum per participant for each occurrence;
                                                                       currently $25 per participant for each occurrence.
------------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you participate in the contract, not including underlying Trust portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------------------
Charges we periodically deduct from your account value(2)
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge -- (deducted annually from       The lesser of a current charge of $30 (maximum $65) or 2% of
your account value)                                                   your account value plus any prior withdrawals during the
                                                                      participation year.(3)
------------------------------------------------------------------------------------------------------------------------------------
Net loan interest charge -- (calculated and deducted daily as a per-
centage of the outstanding loan amount)                               2.00%(4)

------------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Separate Account annual expenses(5)                                   0% to 1.15% (maximum)

------------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value each year if you elect the enhanced death benefit
------------------------------------------------------------------------------------------------------------------------------------
Enhanced death benefit charge (as a percentage of your account
value) is deducted annually on each participation date anniversary    0.15% (maximum)
------------------------------------------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own your certificate. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option.
Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.


------------------------------------------------------------------------------------------------------------------------------------
Portfolio operating expenses expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for                     Lowest                                     Highest
2007 (expenses that are deducted from port-                       ------                                     --------
folio assets including management fees, 12b-1                     0.63%                                      3.71%
fees, service fees, and/or other expenses)(6)



10 Fee table

This table shows the fees and expenses for 2007 as an annual percentage of each portfolio's daily average net assets.


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Total
                                                                                  Acquired       Annual                      Net
                                                                                    Fund        Expenses     Fee Waiv-     Annual
                                                                                  Fees and       (Before    ers and/or    Expenses
                                          Manage-                                 Expenses       Expense      Expense       After
                                           ment      12b-1      Other           (Underlying      Limita-    Reimburse-     Expense
Portfolio Name                            Fees(7)   Fees(8)   Expenses(9)     Portfolios)(10)    tions)      ments(11)   Limitations
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust:
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                 0.10%      0.25%     0.17%              0.92%            1.44%      (0.19)%      1.25%
AXA Conservative Allocation               0.10%      0.25%     0.21%              0.69%            1.25%      (0.25)%      1.00%
AXA Conservative-Plus Allocation          0.10%      0.25%     0.19%              0.76%            1.30%      (0.20)%      1.10%
AXA Moderate Allocation                   0.10%      0.25%     0.17%              0.82%            1.34%      (0.19)%      1.15%
AXA Moderate-Plus Allocation              0.10%      0.25%     0.17%              0.86%            1.38%      (0.18)%      1.20%
Multimanager Core Bond                    0.53%      0.25%     0.18%                 -             0.96%       0.00%       0.96%
Multimanager Health Care                  0.95%      0.25%     0.22%                 -             1.42%       0.00%       1.42%
Multimanager High Yield                   0.53%      0.25%     0.18%                 -             0.96%          -        0.96%
Multimanager International Equity         0.82%      0.25%     0.21%                 -             1.28%       0.00%       1.28%
Multimanager Large Cap Value              0.72%      0.25%     0.20%                 -             1.17%       0.00%       1.17%
Multimanager Mid Cap Growth               0.80%      0.25%     0.20%                 -             1.25%       0.00%       1.25%
Multimanager Mid Cap Value                0.80%      0.25%     0.19%                 -             1.24%       0.00%       1.24%
Multimanager Small Cap Growth             0.85%      0.25%     0.24%                 -             1.34%       0.00%       1.34%
Multimanager Small Cap Value              0.85%      0.25%     0.19%                 -             1.29%       0.00%       1.29%
Multimanager Technology                   0.95%      0.25%     0.22%              0.01%            1.43%       0.00%       1.43%
Target 2015 Allocation                    0.10%      0.25%     1.71%              0.55%            2.61%      (1.46)%      1.15%
Target 2025 Allocation                    0.10%      0.25%     1.41%              0.55%            2.31%      (1.16)%      1.15%
Target 2035 Allocation                    0.10%      0.25%     2.38%              0.55%            3.28%      (2.13)%      1.15%
Target 2045 Allocation                    0.10%      0.25%     2.81%              0.55%            3.71%      (2.56)%      1.15%
-----------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust:
-----------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock         0.35%      0.25%     0.11%                 -             0.71%          -        0.71%
EQ/AllianceBernstein International        0.71%      0.25%     0.18%                 -             1.14%       0.00%       1.14%
EQ/AllianceBernstein Small Cap Growth     0.74%      0.25%     0.13%                 -             1.12%          -        1.12%
EQ/BlackRock Basic Value Equity           0.55%      0.25%     0.13%                 -             0.93%          -        0.93%
EQ/BlackRock International Value          0.81%      0.25%     0.19%                 -             1.25%       0.00%       1.25%
EQ/Boston Advisors Equity Income          0.75%      0.25%     0.14%                 -             1.14%      (0.09)%      1.05%
EQ/Calvert Socially Responsible           0.65%      0.25%     0.23%                 -             1.13%       0.00%       1.13%
EQ/Capital Guardian Growth                0.65%      0.25%     0.14%              0.01%            1.05%      (0.09)%      0.96%
EQ/Caywood-Scholl High Yield Bond         0.60%      0.25%     0.16%                 -             1.01%       0.00%       1.01%
EQ/Core Bond Index                        0.35%      0.25%     0.11%                 -             0.71%          -        0.71%
EQ/Davis New York Venture                 0.85%      0.25%     0.18%                 -             1.28%          -        1.28%
EQ/Equity 500 Index                       0.25%      0.25%     0.13%                 -             0.63%          -        0.63%
EQ/Evergreen International Bond           0.70%      0.25%     0.17%                 -             1.12%          -        1.12%
EQ/Franklin Income                        0.90%      0.25%     0.15%                 -             1.30%       0.00%       1.30%
EQ/Franklin Small Cap Value               0.90%      0.25%     0.18%                 -             1.33%      (0.03)%      1.30%
EQ/Franklin Templeton Founding Strategy   0.05%      0.25%     0.22%              1.05%            1.57%      (0.12)%      1.45%(12)
EQ/GAMCO Small Company Value              0.76%      0.25%     0.12%                 -             1.13%          -        1.13%
EQ/Intermediate Government Bond Index     0.35%      0.25%     0.14%                 -             0.74%          -        0.74%
EQ/International Core PLUS                0.60%      0.25%     0.30%              0.04%            1.19%      (0.05)%      1.14%
EQ/JPMorgan Value Opportunities           0.60%      0.25%     0.14%                 -             0.99%       0.00%       0.99%
EQ/Large Cap Core PLUS                    0.50%      0.25%     0.25%              0.02%            1.02%       0.00%       1.02%
EQ/Large Cap Growth Index                 0.35%      0.25%     0.13%                 -             0.73%          -        0.73%
EQ/Large Cap Growth PLUS                  0.50%      0.25%     0.24%              0.02%            1.01%       0.00%       1.01%
EQ/Large Cap Value PLUS                   0.46%      0.25%     0.16%                 -             0.87%          -        0.87%
EQ/Long Term Bond                         0.40%      0.25%     0.13%                 -             0.78%          -        0.78%
EQ/Lord Abbett Growth and Income          0.65%      0.25%     0.16%                 -             1.06%      (0.06)%      1.00%
EQ/Lord Abbett Mid Cap Value              0.70%      0.25%     0.15%                 -             1.10%      (0.05)%      1.05%
EQ/Marsico Focus                          0.85%      0.25%     0.13%                 -             1.23%      (0.08)%      1.15%
EQ/Mid Cap Index                          0.35%      0.25%     0.12%                 -             0.72%          -        0.72%
EQ/Mid Cap Value PLUS                     0.55%      0.25%     0.24%              0.02%            1.06%       0.00%       1.06%
EQ/Money Market                           0.32%      0.25%     0.13%                 -             0.70%          -        0.70%
EQ/Montag & Caldwell Growth               0.75%      0.25%     0.15%                 -             1.15%       0.00%       1.15%
EQ/Mutual Shares                          0.90%      0.25%     0.21%                 -             1.36%      (0.06)%      1.30%
EQ/Oppenheimer Global                     0.95%      0.25%     0.51%              0.01%            1.72%      (0.36)%      1.36%
EQ/Oppenheimer Main Street Opportunity    0.85%      0.25%     0.45%              0.01%            1.56%      (0.25)%      1.31%
EQ/Oppenheimer Main Street Small Cap      0.90%      0.25%     0.48%              0.01%            1.64%      (0.33)%      1.31%
-----------------------------------------------------------------------------------------------------------------------------------


                                                                    Fee table 11

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Total
                                                                                Acquired       Annual                      Net
                                                                                  Fund        Expenses     Fee Waiv-     Annual
                                                                                Fees and       (Before    ers and/or    Expenses
                                          Manage-                               Expenses       Expense      Expense       After
                                           ment      12b-1       Other        (Underlying      Limita-    Reimburse-     Expense
Portfolio Name                            Fees(7)   Fees(8)   Expenses(9)   Portfolios)(10)    tions)      ments(11)   Limitations
----------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO Real Return                      0.55%      0.25%       0.14%              -          0.94%        0.00%      0.94%
EQ/Quality Bond PLUS                      0.40%      0.25%       0.19%              -          0.84%           -       0.84%
EQ/Small Company Index                    0.25%      0.25%       0.14%              -          0.64%           -       0.64%
EQ/Templeton Growth                       0.95%      0.25%       0.20%              -          1.40%       (0.05)%     1.35%
EQ/T. Rowe Price Growth Stock             0.79%      0.25%       0.14%              -          1.18%        0.00%      1.18%
EQ/Van Kampen Comstock                    0.65%      0.25%       0.15%              -          1.05%       (0.05)%     1.00%
EQ/Van Kampen Emerging Markets Equity     1.11%      0.25%       0.28%              -          1.64%           -       1.64%
EQ/Van Kampen Mid Cap Growth              0.70%      0.25%       0.15%              -          1.10%        0.00%      1.10%
EQ/Van Kampen Real Estate                 0.90%      0.25%       0.21%              -          1.36%       (0.10)%     1.26%
----------------------------------------------------------------------------------------------------------------------------------


Notes:


(1) For some groups, withdrawal charges may be based on contributions withdrawn.

(2) Depending on your Employer's plan, we may be instructed to withdraw a plan operating expense charge from your account value for administrative and record-keeping services related to your certificate. The charge is determined through an arrangement between your Employer and a third party. We will remit the amount withdrawn to either your Employer or your Employer's designee. Please refer to your certificate for more information.

(3) If the certificate is surrendered or annuitized, or a death benefit is paid on any date other than a certificate anniversary, we will deduct a pro rata portion of the annual administrative charge for that year.

(4) We charge interest on loans under your certificate but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans" under "Accessing your money" later in this prospectus for more information on how the loan interest is calculated and for restrictions that may apply.

(5) These charges compensate us for mortality and expense risks, and administrative and financial accounting expenses we incur under the contract. A portion of this charge is for providing the death benefit. For TSA contracts issued in Texas to public schools and open enrollment charter schools (kindergarten through twelfth grade) and for TSA contracts issued under a Texas ORP Plan, the total Separate Account charges and the total portfolio operating expenses of the Trusts when added together are not permitted to exceed 2.75%.

(6) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2007 and for the underlying portfolios.

(7) The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders. See footnote (11) for any expense limitation agreement information.

(8) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the portfolios of the AXA Premier VIP Trust and the EQ Advisors Trust, the 12b-1 fee will not be increased for the life of the contracts.

(9) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (11) for any expense limitation agreement information.

(10) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.

(11) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each portfolio. A "--" indicates that there is no expense limitation in effect, and "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2009 (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:



12 Fee table

   ---------------------------------------------
   Portfolio Name:
   ---------------------------------------------
   EQ/AllianceBernstein Small Cap Growth   1.11%
   ---------------------------------------------
   EQ/BlackRock Basic Value Equity         0.92%
   ---------------------------------------------
   EQ/Davis New York Venture               1.25%
   ---------------------------------------------
   EQ/GAMCO Small Company Value            1.10%
   ---------------------------------------------
   EQ/International Core PLUS              1.05%
   ---------------------------------------------
   EQ/Large Cap Core PLUS                  0.88%
   ---------------------------------------------
   EQ/Large Cap Growth PLUS                0.86%
   ---------------------------------------------
   EQ/Lord Abbett Growth and Income        0.98%
   ---------------------------------------------
   EQ/Lord Abbett Mid Cap Value            1.04%
   ---------------------------------------------
   EQ/Mid Cap Value PLUS                   0.85%
   ---------------------------------------------
   EQ/Montag & Caldwell Growth             1.13%
   ---------------------------------------------
   EQ/T. Rowe Price Growth Stock           0.90%
   ---------------------------------------------
   EQ/Van Kampen Comstock                  0.99%
   ---------------------------------------------
   EQ/Van Kampen Mid Cap Growth            1.09%
   ---------------------------------------------



(12) In addition to the fee waiver and/or expense reimbursement discussed in the footnote immediately above, AXA Equitable, voluntarily will waive all its management and administration fees and reimburse all other expenses associated with the EQ/Franklin Templeton Founding Strategy Portfolio ("Portfolio") (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of the investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses). Accordingly, the Total Annual Operating Expenses (including Acquired Fund Fees and Expenses), taking into account the voluntary waiver by AXA Equitable, will be 1.30%. The voluntary waiver by AXA Equitable will remain in effect until April 30, 2009.



EXAMPLES: EQUI-VEST(R) STRATEGIES CONTRACTS


These examples are intended to help you compare the cost of investing in the EQUI-VEST(R) Strategies contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical participant would pay in the situations illustrated. The examples use an average annual administrative charge based on charges paid in 2007, which results in an estimated annual charge of 0.0643% of account value.


The guaranteed interest option and the account for special dollar cost averaging are not covered by the fee table and examples. However, the withdrawal charge, the enhanced death benefit charge, the third-party transfer or direct rollover charge and the charge if you elect a Variable Immediate Annuity payout option do apply to amounts in the guaranteed interest option and the account for special dollar cost averaging.


Please note that the charges that would apply under your certificate may be lower if: (i) your participation is under a contract with lower Separate Account charges; (ii) your certificate has no withdrawal charge or no longer has a withdrawal charge, or has a lesser percentage withdrawal charge, or has a shorter withdrawal charge period associated with it than is used in the examples; or (iii) you have not elected the enhanced death benefit.

These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the certificate for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) maximum contract charges rather than the lower current expenses discussed in "Charges and expenses" later in this prospectus; (ii) the total annual expenses of the portfolios (before expense limitations) set forth in the previous tables; and (iii) that the enhanced death benefit has been elected. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                                    Fee table 13

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       If you annuitize at the end of the applicable
                                                                                        time period and select a non-life contingent
                                           If you surrender your contract at the end   period certain annuity option with less than
                                                    of the applicable time period                    ten years(1)
------------------------------------------------------------------------------------------------------------------------------------
                                            1 year    3 years    5 years    10 years    1 year    3 years    5 years    10 years
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                  $  845     $1,475     $2,131      $3,341       N/A       $1,475     $2,131      $3,341
AXA Conservative Allocation                $  827     $1,419     $2,039      $3,152       N/A       $1,419     $2,039      $3,152
AXA Conservative-Plus Allocation           $  831     $1,434     $2,063      $3,202       N/A       $1,434     $2,063      $3,202
AXA Moderate Allocation                    $  835     $1,446     $2,083      $3,242       N/A       $1,446     $2,083      $3,242
AXA Moderate-Plus Allocation               $  839     $1,457     $2,102      $3,282       N/A       $1,457     $2,102      $3,282
Multimanager Core Bond                     $  798     $1,333     $1,896      $2,856       N/A       $1,333     $1,896      $2,856
Multimanager Health Care                   $  843     $1,469     $2,121      $3,321       N/A       $1,469     $2,121      $3,321
Multimanager High Yield                    $  798     $1,334     $1,897      $2,858       N/A       $1,334     $1,897      $2,858
Multimanager International Equity          $  829     $1,428     $2,053      $3,182       N/A       $1,428     $2,053      $3,182
Multimanager Large Cap Value               $  819     $1,396     $2,001      $3,073       N/A       $1,396     $2,001      $3,073
Multimanager Mid Cap Growth                $  827     $1,419     $2,039      $3,152       N/A       $1,419     $2,039      $3,152
Multimanager Mid Cap Value                 $  826     $1,416     $2,034      $3,142       N/A       $1,416     $2,034      $3,142
Multimanager Small Cap Growth              $  835     $1,446     $2,083      $3,242       N/A       $1,446     $2,083      $3,242
Multimanager Small Cap Value               $  830     $1,431     $2,058      $3,192       N/A       $1,431     $2,058      $3,192
Multimanager Technology                    $  844     $1,472     $2,126      $3,331       N/A       $1,472     $2,126      $3,331
Target 2015 Allocation                     $  962     $1,815     $2,683      $4,427       N/A       $1,815     $2,683      $4,427
Target 2025 Allocation                     $  932     $1,729     $2,544      $4,161       N/A       $1,729     $2,544      $4,161
Target 2035 Allocation                     $1,028     $2,006     $2,986      $4,992       N/A       $2,006     $2,986      $4,992
Target 2045 Allocation                     $1,071     $2,127     $3,176      $5,335       N/A       $2,127     $3,176      $5,335
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock          $  773     $1,259     $1,772      $2,594       N/A       $1,259     $1,772      $2,594
EQ/AllianceBernstein International         $  816     $1,387     $1,985      $3,041       N/A       $1,387     $1,985      $3,041
EQ/AllianceBernstein Small Cap Growth      $  814     $1,381     $1,975      $3,020       N/A       $1,381     $1,975      $3,020
EQ/BlackRock Basic Value Equity            $  795     $1,324     $1,882      $2,825       N/A       $1,324     $1,882      $2,825
EQ/BlackRock International Value           $  827     $1,419     $2,039      $3,152       N/A       $1,419     $2,039      $3,152
EQ/Boston Advisors Equity Income           $  816     $1,387     $1,985      $3,041       N/A       $1,387     $1,985      $3,041
EQ/Calvert Socially Responsible            $  815     $1,384     $1,980      $3,030       N/A       $1,384     $1,980      $3,030
EQ/Capital Guardian Growth                 $  807     $1,360     $1,941      $2,949       N/A       $1,360     $1,941      $2,949
EQ/Caywood-Scholl High Yield Bond          $  803     $1,348     $1,921      $2,908       N/A       $1,348     $1,921      $2,908
EQ/Core Bond Index                         $  773     $1,259     $1,772      $2,594       N/A       $1,259     $1,772      $2,594
EQ/Davis New York Venture                  $  829     $1,428     $2,053      $3,182       N/A       $1,428     $2,053      $3,182
EQ/Equity 500 Index                        $  765     $1,235     $1,732      $2,509       N/A       $1,235     $1,732      $2,509
EQ/Evergreen International Bond            $  814     $1,381     $1,975      $3,020       N/A       $1,381     $1,975      $3,020
EQ/Franklin Income                         $  831     $1,434     $2,063      $3,202       N/A       $1,434     $2,063      $3,202
EQ/Franklin Small Cap Value                $  834     $1,443     $2,078      $3,232       N/A       $1,443     $2,078      $3,232
EQ/Franklin Templeton Founding Strategy    $  858     $1,513     $2,194      $3,468       N/A       $1,513     $2,194      $3,468
EQ/GAMCO Small Company Value               $  815     $1,384     $1,980      $3,030       N/A       $1,384     $1,980      $3,030
EQ/Intermediate Government Bond Index      $  775     $1,266     $1,785      $2,620       N/A       $1,266     $1,785      $2,620
EQ/International Core PLUS                 $  821     $1,401     $2,009      $3,091       N/A       $1,401     $2,009      $3,091
EQ/JPMorgan Value Opportunities            $  801     $1,342     $1,911      $2,887       N/A       $1,342     $1,911      $2,887
EQ/Large Cap Core PLUS                     $  804     $1,351     $1,926      $2,918       N/A       $1,351     $1,926      $2,918
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                           If you do not surrender your contract at
                                             the end of the applicable time period
                                            1 year    3 years    5 years    10 years
-------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
-------------------------------------------------------------------------------------
AXA Aggressive Allocation                    $294     $  901     $1,533     $3,231
AXA Conservative Allocation                  $274     $  842     $1,435     $3,039
AXA Conservative-Plus Allocation             $280     $  857     $1,461     $3,090
AXA Moderate Allocation                      $284     $  870     $1,482     $3,130
AXA Moderate-Plus Allocation                 $288     $  882     $1,502     $3,171
Multimanager Core Bond                       $244     $  751     $1,284     $2,740
Multimanager Health Care                     $292     $  895     $1,523     $3,211
Multimanager High Yield                      $244     $  751     $1,285     $2,742
Multimanager International Equity            $277     $  851     $1,451     $3,070
Multimanager Large Cap Value                 $266     $  817     $1,394     $2,960
Multimanager Mid Cap Growth                  $274     $  842     $1,435     $3,039
Multimanager Mid Cap Value                   $273     $  839     $1,430     $3,029
Multimanager Small Cap Growth                $284     $  870     $1,482     $3,130
Multimanager Small Cap Value                 $279     $  854     $1,456     $3,080
Multimanager Technology                      $293     $  898     $1,528     $3,221
Target 2015 Allocation                       $417     $1,262     $2,120     $4,330
Target 2025 Allocation                       $386     $1,170     $1,972     $4,060
Target 2035 Allocation                       $487     $1,464     $2,443     $4,901
Target 2045 Allocation                       $532     $1,592     $2,645     $5,247
-------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock            $218     $  672     $1,152     $2,475
EQ/AllianceBernstein International           $263     $  807     $1,378     $2,927
EQ/AllianceBernstein Small Cap Growth        $261     $  801     $1,367     $2,906
EQ/BlackRock Basic Value Equity              $241     $  741     $1,268     $2,709
EQ/BlackRock International Value             $274     $  842     $1,435     $3,039
EQ/Boston Advisors Equity Income             $263     $  807     $1,378     $2,927
EQ/Calvert Socially Responsible              $262     $  804     $1,373     $2,917
EQ/Capital Guardian Growth                   $253     $  779     $1,331     $2,834
EQ/Caywood-Scholl High Yield Bond            $249     $  766     $1,310     $2,792
EQ/Core Bond Index                           $218     $  672     $1,152     $2,475
EQ/Davis New York Venture                    $277     $  851     $1,451     $3,070
EQ/Equity 500 Index                          $209     $  646     $1,109     $2,389
EQ/Evergreen International Bond              $261     $  801     $1,367     $2,906
EQ/Franklin Income                           $280     $  857     $1,461     $3,090
EQ/Franklin Small Cap Value                  $283     $  867     $1,476     $3,120
EQ/Franklin Templeton Founding Strategy      $308     $  942     $1,600     $3,359
EQ/GAMCO Small Company Value                 $262     $  804     $1,373     $2,917
EQ/Intermediate Government Bond Index        $220     $  680     $1,165     $2,502
EQ/International Core PLUS                   $268     $  823     $1,404     $2,978
EQ/JPMorgan Value Opportunities              $247     $  760     $1,299     $2,771
EQ/Large Cap Core PLUS                       $250     $  769     $1,315     $2,803
-------------------------------------------------------------------------------------


14 Fee table

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       If you annuitize at the end of the applicable
                                                                                        time period and select a non-life contingent
                                           If you surrender your contract at the end   period certain annuity option with less than
                                                    of the applicable time period                    ten years(1)
------------------------------------------------------------------------------------------------------------------------------------
                                            1 year    3 years    5 years    10 years    1 year    3 years    5 years    10 years
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Large Cap Growth Index                   $775      $1,265      $1,782    $2,615       N/A      $1,265      $1,782     $2,615
EQ/Large Cap Growth PLUS                    $803      $1,348      $1,921    $2,908       N/A      $1,348      $1,921     $2,908
EQ/Large Cap Value PLUS                     $789      $1,306      $1,852    $2,762       N/A      $1,306      $1,852     $2,762
EQ/Long Term Bond                           $780      $1,280      $1,807    $2,668       N/A      $1,280      $1,807     $2,668
EQ/Lord Abbett Growth and Income            $808      $1,363      $1,946    $2,959       N/A      $1,363      $1,946     $2,959
EQ/Lord Abbett Mid Cap Value                $812      $1,375      $1,965    $3,000       N/A      $1,375      $1,965     $3,000
EQ/Marsico Focus                            $825      $1,413      $2,029    $3,132       N/A      $1,413      $2,029     $3,132
EQ/Mid Cap Index                            $774      $1,262      $1,777    $2,605       N/A      $1,262      $1,777     $2,605
EQ/Mid Cap Value PLUS                       $808      $1,363      $1,946    $2,959       N/A      $1,363      $1,946     $2,959
EQ/Money Market                             $772      $1,256      $1,767    $2,583       N/A      $1,256      $1,767     $2,583
EQ/Montag & Caldwell Growth                 $817      $1,390      $1,990    $3,051       N/A      $1,390      $1,990     $3,051
EQ/Mutual Shares                            $837      $1,452      $2,092    $3,262       N/A      $1,452      $2,092     $3,262
EQ/Oppenheimer Global                       $873      $1,557      $2,266    $3,613       N/A      $1,557      $2,266     $3,613
EQ/Oppenheimer Main Street Opportunity      $857      $1,510      $2,189    $3,458       N/A      $1,510      $2,189     $3,458
EQ/Oppenheimer Main Street Small Cap        $865      $1,534      $2,227    $3,536       N/A      $1,534      $2,227     $3,536
EQ/PIMCO Real Return                        $796      $1,327      $1,886    $2,835       N/A      $1,327      $1,886     $2,835
EQ/Quality Bond PLUS                        $786      $1,297      $1,837    $2,731       N/A      $1,297      $1,837     $2,731
EQ/Small Company Index                      $766      $1,238      $1,737    $2,519       N/A      $1,238      $1,737     $2,519
EQ/T. Rowe Price Growth Stock               $820      $1,398      $2,005    $3,081       N/A      $1,398      $2,005     $3,081
EQ/Templeton Growth                         $841      $1,463      $2,112    $3,301       N/A      $1,463      $2,112     $3,301
EQ/Van Kampen Comstock                      $807      $1,360      $1,941    $2,949       N/A      $1,360      $1,941     $2,949
EQ/Van Kampen Emerging Markets Equity       $865      $1,534      $2,227    $3,536       N/A      $1,534      $2,227     $3,536
EQ/Van Kampen Mid Cap Growth                $812      $1,375      $1,965    $3,000       N/A      $1,375      $1,965     $3,000
EQ/Van Kampen Real Estate                   $837      $1,452      $2,092    $3,262       N/A      $1,452      $2,092     $3,262
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                           If you do not surrender your contract at
                                             the end of the applicable time period
-------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------
EQ/Large Cap Growth Index                     $220    $678    $1,162    $2,497
EQ/Large Cap Growth PLUS                      $249    $766    $1,310    $2,792
EQ/Large Cap Value PLUS                       $234    $722    $1,236    $2,645
EQ/Long Term Bond                             $225    $694    $1,189    $2,550
EQ/Lord Abbett Growth and Income              $254    $782    $1,336    $2,844
EQ/Lord Abbett Mid Cap Value                  $259    $795    $1,357    $2,886
EQ/Marsico Focus                              $272    $835    $1,425    $3,019
EQ/Mid Cap Index                              $219    $675    $1,157    $2,486
EQ/Mid Cap Value PLUS                         $254    $782    $1,336    $2,844
EQ/Money Market                               $217    $668    $1,146    $2,464
EQ/Montag & Caldwell Growth                   $264    $810    $1,383    $2,937
EQ/Mutual Shares                              $286    $876    $1,492    $3,150
EQ/Oppenheimer Global                         $324    $988    $1,676    $3,506
EQ/Oppenheimer Main Street Opportunity        $307    $938    $1,595    $3,349
EQ/Oppenheimer Main Street Small Cap          $315    $963    $1,636    $3,428
EQ/PIMCO Real Return                          $242    $744    $1,273    $2,719
EQ/Quality Bond PLUS                          $231    $713    $1,220    $2,614
EQ/Small Company Index                        $210    $649    $1,114    $2,400
EQ/T. Rowe Price Growth Stock                 $267    $820    $1,399    $2,968
EQ/Templeton Growth                           $290    $889    $1,513    $3,191
EQ/Van Kampen Comstock                        $253    $779    $1,331    $2,834
EQ/Van Kampen Emerging Markets Equity         $315    $963    $1,636    $3,428
EQ/Van Kampen Mid Cap Growth                  $259    $795    $1,357    $2,886
EQ/Van Kampen Real Estate                     $286    $876    $1,492    $3,150
-------------------------------------------------------------------------------------



(1) If a non-life contingent period certain annuity option of ten years or more is chosen, a withdrawal charge would still apply if the annuity option is chosen before three participation years have elapsed.


                                                                    Fee table 15

CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this prospectus for information about the unit values and number of units outstanding as of the period shown for each of the variable investment options available as of December 31, 2007.



16 Fee table

1. Contract features and benefits

--------------------------------------------------------------------------------

CONTRIBUTIONS TO YOUR CERTIFICATE

Payments made to us are called "contributions." We require a minimum contribution amount of $20. If the total annual contributions to a TSA contract will be at least $200 annually, we may accept contributions of less than $20. The following table summarizes our rules regarding contributions to your certificate.



------------------------------------------------------------------------------------------------------------------------------------
Contract type    Source of contributions                                        Limitations on contributions
------------------------------------------------------------------------------------------------------------------------------------
TSA              o Employer-remitted employee salary reduction and/or various   o For 2009, maximum amount of employer and employee
                   types of employer contributions.                               contributions is generally the lesser of $49,000
                                                                                  or 100% of compensation, with maximum salary
                 o Additional "catch-up" contributions.                           reduction contribution of $16,500.

                 o "Designated Roth contributions" under Section 402A of the    o If employer's plan permits, an individual at least
                   Code.                                                          age 50 at any time during 2009 can make up to
                                                                                  $5,500 additional salary reduction "catch-up"
                 o Only if plan permits, direct plan-to-plan transfers from       contributions (including rollovers from designated
                   another 403(b) plan or contract exchanges from another 403(b)  Roth accounts).
                   contract under the same plan.
                                                                                o All salary reduction contributions (whether
                 o Only if plan permits, eligible rollover distributions from     pre-tax or designated Roth) may not exceed the
                   other 403(b) plans, qualified plans, governmental employer     total maximum for the year. (For 2009, $16,500 and
                   457(b) EDC plans and traditional IRAs.                         age 50 catch-up of $5,500).

                                                                                o Rollover or direct transfer contributions after
                                                                                  age 70-1/2 must be net of any required minimum
                                                                                  distributions.

                                                                                o Different sources of contributions and earnings
                                                                                  may be subject to withdrawal restrictions.
------------------------------------------------------------------------------------------------------------------------------------
Governmental     o Employer-remitted employee salary reduction and/or employer  o Contributions subject to plan limits. Maximum
Employer EDC       contributions.                                                 contribution for 2009 is lesser of $16,500 or 100%
                                                                                  of includible com- pensation.
                 o Additional "age 50 catch-up" contributions.

                 o If the plan permits, eligible rollover distributions from    o If plan permits, an individual may make catch-up
                   other governmental employer 457(b) EDC plans, 403(b) plans,    contributions for 3 years of service preceding
                   qualified plans and traditional IRAs.                          plan retirement age; 2009 maximum is $33,000.


                                                                                o If governmental employer 457(b) EDC plan permits,
                                                                                  an indi- vidual at least age 50 at any time during
                                                                                  2009 can make up to $5,500 additional salary
                                                                                  reduction "catch-up" contributions. This must be
                                                                                  coordinated with the "catch-up" contributions for
                                                                                  3 years of service preceding plan retirement
                                                                                  age.
------------------------------------------------------------------------------------------------------------------------------------


See "Tax information" later in this prospectus for a more detailed discussion of sources of contributions, certain contribution limitations and other tax information.

For information on when contributions are credited see "Dates and prices at which contract events occur" under "More information" later in this prospectus.


                                               Contract features and benefits 17

HOW EQUI-VEST(R) STRATEGIES IS AVAILABLE

The contract is offered to fund certain TSA and EDC plans. The plan trustee or the employer will be the EQUI-VEST(R) Strategies contract holder and participants under the plans will be covered by the contract. The minimum issue age for the participant is 18. The maximum issue age is 79.


HOW CONTRIBUTIONS CAN BE MADE


Except as noted below, contributions must be made by check drawn on a U.S. bank, in U.S. dollars and made payable to "AXA Equitable." We do not accept third-party checks endorsed to us except for rollover contributions, contract exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.


Your initial contribution must be preceded by an enrollment form and any other form we need to process the contribution. If any information is missing or unclear we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain that information. If we are unable to obtain all the information we require within five business days after we receive an incomplete enrollment form, we will inform the financial professional submitting the enrollment form on your behalf. We will then return the contribution to your employer unless you specifically direct us to keep your contribution until we receive the required information.

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?


Your investment options, subject to any employer plan limitations, are the variable investment options, the guaranteed interest option, and the account for special dollar cost averaging available under the investment method you or your employer selects (see "Selecting your investment method," later in this section of the prospectus).


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives and their advisers.

--------------------------------------------------------------------------------

You can choose from among the variable investment options, the guaranteed interest option and the account for special dollar cost averaging, subject to certain restrictions and your employer's plan limitations.

--------------------------------------------------------------------------------


18  Contract features and benefits

PORTFOLIOS OF THE TRUSTS

The AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio than certain other portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the objective and investment manager or sub-adviser(s), as applicable, for each portfolio.




------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                   Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                 applicable)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a        o AXA Equitable
 ALLOCATION                   greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.  o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,  o AXA Equitable
 ALLOCATION                   with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        To seek a balance of high current income and capital      o BlackRock Financial Management, Inc.
                              appreciation, consistent with a prudent level of risk.    o Pacific Investment Management Company LLC
                                                                                        o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE      Long-term growth of capital.                              o Invesco Aim Capital Management, Inc.
                                                                                        o RCM Capital Management LLC
                                                                                        o SSgA Funds Management, Inc.
                                                                                        o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HIGH YIELD       High total return through a combination of current        o Pacific Investment Management Company LLC
                              income and capital appreciation.                          o Post Advisory Group, LLC
                                                                                        o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    Long-term growth of capital.                              o AllianceBernstein L.P.
 EQUITY                                                                                 o JPMorgan Investment Management Inc.
                                                                                        o Marsico Capital Management, LLC
                                                                                        o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 19

------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                   Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                 applicable)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Long-term growth of capital.                              o AllianceBernstein L.P.
 VALUE                                                                                  o Institutional Capital LLC
                                                                                        o MFS Investment Management
                                                                                        o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP          Long-term growth of capital.                              o AllianceBernstein L.P.
 GROWTH                                                                                 o Franklin Advisers, Inc.
                                                                                        o SSgA Funds Management, Inc.
                                                                                        o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE    Long-term growth of capital.                              o AXA Rosenberg Investment Management LLC
                                                                                        o SSgA Funds Management, Inc.
                                                                                        o Tradewinds Global Investors, LLC
                                                                                        o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        Long-term growth of capital.                              o Eagle Asset Management, Inc.
 GROWTH                                                                                 o Wells Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        Long-term growth of capital.                              o Franklin Advisory Services, LLC
 VALUE                                                                                  o Lazard Asset Management LLC
                                                                                        o Pacific Global Investment Management
                                                                                          Company
                                                                                        o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY       Long-term growth of capital.                              o Firsthand Capital Management, Inc.
                                                                                        o RCM Capital Management LLC
                                                                                        o SSgA Funds Management, Inc.
                                                                                        o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION        Seeks the highest total return over time consistent with  o AXA Equitable its asset mix. Total return includes capital growth and
                              income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION        Seeks the highest total return over time consistent with  o AXA Equitable its asset mix. Total return includes capital growth and
                              income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION        Seeks the highest total return over time consistent with  o AXA Equitable its asset mix. Total return includes capital growth and
                              income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION        Seeks the highest total return over time consistent with  o AXA Equitable its asset mix. Total return includes capital growth and
                              income.
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                       Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                 applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN COM-     Seeks to achieve long-term growth of capital.             o AllianceBernstein L.P.
 MON STOCK
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-   Seeks to achieve long-term growth of capital.             o AllianceBernstein L.P.
 NATIONAL
------------------------------------------------------------------------------------------------------------------------------------


20 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                       Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                 applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL    Seeks to achieve long-term growth of capital.             o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE      Seeks to achieve capital appreciation and secondarily,    o BlackRock Investment Management, LLC
 EQUITY                       income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL    Seeks to provide current income and long-term growth of   o BlackRock Investment Management
 VALUE                        income, accompanied by growth of capital.                   International Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY     Seeks to achieve a combination of growth and income to    o Boston Advisors, LLC
 INCOME                       achieve an above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY           Seeks to achieve long-term capital appreciation.          o Calvert Asset Management Company, Inc.
 RESPONSIBLE                                                                            o Bridgeway Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH    Seeks to achieve long-term growth of capital.             o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH        Seeks to maximize current income.                         o Caywood-Scholl Capital Management
 YIELD BOND
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX            Seeks to provide a high total return consistent with      o SSgA Funds Management, Inc.
                              moderate risk to capital and maintenance of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE     Seeks to achieve long-term growth of capital.             o Davis Selected Advisers, L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX           Seeks to achieve a total return before expenses that      o AllianceBernstein L.P.
                              approximates the total return performance of the S&P
                              500 Index, including reinvestment of dividends, at a risk
                              level consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN INTERNATIONAL    Seeks to achieve capital growth and current income.       o Evergreen Investment Management
 BOND                                                                                     Company, LLC
                                                                                        o First International Advisors, LLC (dba
                                                                                          "Evergreen International")
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN INCOME            Seeks to maximize income while maintaining prospects      o Franklin Advisers, Inc.
                              for capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN SMALL CAP VALUE   Seeks to achieve long-term total return.                  o Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON         Primarily seeks capital appreciation and secondarily      o AXA Equitable
 FOUNDING STRATEGY            seeks income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY        Seeks to maximize capital appreciation.                   o GAMCO Asset Management Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT    Seeks to achieve high current income consistent with      o AllianceBernstein L.P.
 BOND INDEX                   relative stability of principal.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS    Seeks to achieve long-term growth of capital.             o AXA Equitable
                                                                                        o Hirayama Investments, LLC
                                                                                        o Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE             Seeks to achieve long-term capital appreciation.          o JPMorgan Investment Management Inc.
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS        Seeks to achieve long-term growth of capital with a sec-  o AXA Equitable
                              ondary objective to seek reasonable current income. For   o Institutional Capital LLC
                              purposes of this Portfolio, the words "reasonable current o SSgA Funds Management, Inc.
                              income" mean moderate income.
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 21

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                       Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                 applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX      Seeks to achieve long-term growth of capital.            o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS       Seeks to provide long-term capital growth                o AXA Equitable
                                                                                        o Marsico Capital Management, LLC
                                                                                        o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS        Seeks to achieve capital appreciation.                   o AXA Equitable
                                                                                        o AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LONG TERM BOND              Seeks to maximize income and capital appreciation        o BlackRock Financial Management, Inc.
                               through investment in long-maturity debt obligations.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND      Seeks to achieve capital appreciation and growth of      o Lord, Abbett & Co. LLC
 INCOME                        income without excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   Seeks to achieve capital appreciation.                   o Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS               Seeks to achieve long-term growth of capital.            o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX               Seeks to achieve long-term growth of capital.            o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS          Seeks to achieve long-term capital appreciation.         o AXA Equitable
                                                                                        o SSgA Funds Management, Inc.
                                                                                        o Wellington Management Company LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                Seeks to obtain a high level of current income,          o The Dreyfus Corporation
                               preserve its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL           Seeks to achieve capital appreciation.                   o Montag & Caldwell, Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL SHARES               Seeks to achieve capital appreciation, which may         o Franklin Mutual Advisers, LLC
                               occasionally be short-term, and secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL          Seeks to achieve capital appreciation.                   o OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET     Seeks to achieve long-term capital appreciation.         o OppenheimerFunds, Inc.
 OPPORTUNITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET     Seeks to achieve capital appreciation.                   o OppenheimerFunds, Inc.
 SMALL CAP
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO REAL RETURN           Seeks to achieve maximum real return consistent with     o Pacific Investment Management Company, LLC
                               preservation of real capital and prudent investment
                               management.
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS           Seeks to achieve high current income consistent with     o AllianceBernstein L.P.
                               moderate risk to capital.                                o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX         Seeks to replicate as closely as possible (before the    o AllianceBernstein L.P.
                               deduction of Portfolio expenses) the total return of
                               the Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH        Seeks to achieve long-term capital appreciation and      o T. Rowe Price Associates, Inc.
 STOCK                         secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GROWTH            Seeks to achieve long-term capital growth.               o Templeton Global Advisors Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK         Seeks to achieve capital growth and income.              o Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------


22 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                     Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                               applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING      Seeks to achieve long-term capital appreciation.          o Morgan Stanley Investment Management Inc.
 MARKETS EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP       Seeks to achieve capital growth.                          o Morgan Stanley Investment Management Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE   Seeks to provide above-average current income and long-   o Morgan Stanley Investment Management Inc.
                            term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------



You should consider the investment objectives, risks and charges and expenses of the portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of the Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at (800) 628-6673.



                                               Contract features and benefits 23

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account in "More information," later in this prospectus.


We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.


We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1) the minimum interest rate guaranteed over the life of the certificate,

(2) the annual minimum guaranteed interest rate for the calendar year, and

(3) the current interest rate.


We set current interest rates periodically, according to our procedures that we have in effect at the time. All interest rates are effective annual rates, but before deduction of annual administrative charges or any withdrawal charges.

Depending on the state where your certificate is issued, the annual minimum guaranteed interest rate for 2009 ranges from 1.50% to 3.0%. The lifetime minimum guaranteed interest rate can range from 1.0% to 3.0% depending on the calendar year in which your certificate is issued. The lifetime minimum guaranteed interest rate is shown in your certificate. The annual minimum guaranteed interest rate will never be less than the lifetime minimum guaranteed interest rate. Check with your financial professional as to which rate applies in your state. Current interest rates will never be less than the annual minimum guaranteed interest rate.

We reserve the right to limit contributions to the guaranteed interest option. See "Allocating your contributions" later in this section for more information.

There is no market value adjustment deduction in connection with any transfer of account value out of the guaranteed interest option due to changes in interest rates. A withdrawal from the certificate itself, however, may result in a withdrawal charge. For more information, see "Withdrawal charge" under "Charges and expenses" later in this prospectus.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, according to the procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. The guaranteed rate in effect on the participation date for each of the time periods available will be shown in your certificate. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.


SELECTING YOUR INVESTMENT METHOD

Your employer or you must choose one of the following two methods for selecting your investment options:


o Maximum investment options choice. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A and B in the investment options chart. You can make transfers subject to our rules. Also, there will be restrictions on the amount you can transfer out of the guaranteed interest option listed in A.

o Maximum transfer flexibility. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A in the investment options chart. You can make transfers subject to our rules.

For more information on our rules that apply to transfers, see "Transferring your account value" and "Disruptive transfer activity" under "Transferring your money among investment options" later in this prospectus.

TEMPORARY REMOVAL OF TRANSFER RESTRICTIONS THAT APPLY TO THE INVESTMENT METHODS. From time to time, we may remove certain restrictions that apply to your investment method. If we do so, we will tell you. For example, if you elect the "Maximum investment options choice" method, for a limited time there will be no restrictions on the amount you could transfer out of the guaranteed interest option listed in group "A." If you elect the "Maximum transfer flexibility" method, for a limited time you will be able to use the fixed income variable investment options listed in group "B."

We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if you elect the "Maximum investment options choice" method, limits on transfers out of the guaranteed interest option will again apply. If you elect the "Maximum transfer flexibility" method, you will no longer be permitted to allocate new contributions to, or transfer amounts into, the variable investment options in group B (including through our rebalancing program). However, amounts that are in any investment options that are not available under "Maximum transfer flexibility" can remain in these options.



24  Contract features and benefits

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                              Investment Options
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                                      A
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o Guaranteed Interest Option
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Domestic stocks
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o AXA Aggressive Allocation            o EQ/Mid Cap Value PLUS
o AXA Moderate-Plus Allocation         o EQ/Montag & Caldwell Growth
o EQ/AllianceBernstein Common Stock    o EQ/Mutual Shares
o EQ/AllianceBernstein Small Cap       o EQ/Oppenheimer Main Street
  Growth                                 Opportunity
o EQ/BlackRock Basic Value Equity      o EQ/Oppenheimer Main Street Small Cap
o EQ/Boston Advisors Equity Income     o EQ/Small Company Index
o EQ/Calvert Socially Responsible      o EQ/T. Rowe Price Growth Stock
o EQ/Capital Guardian Growth           o EQ/Templeton Growth
o EQ/Davis New York Venture            o EQ/Van Kampen Comstock
o EQ/Equity 500 Index                  o EQ/Van Kampen Mid Cap Growth
o EQ/Franklin Small Cap Value          o EQ/Van Kampen Real Estate
o EQ/Franklin Templeton Founding       o Multimanager Health Care
  Strategy                             o Multimanager Large Cap Value
o EQ/GAMCO Small Company Value         o Multimanager Mid Cap Growth
o EQ/JPMorgan Value Opportunities      o Multimanager Mid Cap Value
o EQ/Large Cap Core PLUS               o Multimanager Small Cap Growth
o EQ/Large Cap Growth Index            o Multimanager Small Cap Value
o EQ/Large Cap Growth PLUS             o Multimanager Technology
o EQ/Large Cap Value PLUS              o Target 2015 Allocation
o EQ/Lord Abbett Growth and Income     o Target 2025 Allocation
o EQ/Lord Abbett Mid Cap Value         o Target 2035 Allocation
o EQ/Marsico Focus                     o Target 2045 Allocation
o EQ/Mid Cap Index
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International Stocks
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o EQ/AllianceBernstein International   o EQ/Van Kampen Emerging Markets
o EQ/BlackRock International Value       Equity
o EQ/International Core PLUS           o Multimanager International Equity
o EQ/Oppenheimer Global
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Balanced/hybrid
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o AXA Moderate Allocation
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                                      B
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Fixed income
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o AXA Conservative Allocation          o EQ/Long Term Bond
o AXA Conservative-Plus Allocation     o EQ/Money Market
o EQ/Caywood-Scholl High Yield Bond    o EQ/PIMCO Real Return
o EQ/Core Bond Index                   o EQ/Quality Bond PLUS
o EQ/Evergreen International Bond      o Multimanager Core Bond
o EQ/Franklin Income                   o Multimanager High Yield
o EQ/Intermediate Government Bond
  Index
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The Target Allocation investment options are expected to invest more heavily in fixed income securities as they approach their respective target dates, and thereafter. As each Target Allocation investment option reaches its respective target date, we reserve the right to make it a group "B" investment option. Please note that if you select the "Maximum transfer flexibility" method, and you allocate any contributions or account value to any of the Target Allocation investment options, you will be deemed to have changed to the "maximum investment option choice" method. This change to your investment method will occur when you change your allocation instruction to include a Target Allocation investment option or when you make a transfer to a Target Allocation investment option that has been reassigned. We will notify you of this change in writing. Please note that if this occurs, the number of variable investment options available to you will increase. In other words, the "B" investment options will be available to you. However, your ability to transfer out of the guaranteed interest option will be limited.

If you select the "maximum transfer flexibility" method but have not included any of the Target Allocation investment options among your allocations, you will not be changed to the alternate method but those options will no longer be available to you.

You may choose from any of the investment options available under your investment method. In all cases, if any of the options listed in B in the chart referenced above are selected, you will be subject to the restrictions on transfers out of the guaranteed interest option that apply under the maximum investment options choice investment method.


ERISA CONSIDERATIONS FOR EMPLOYERS

If the employer's plan is intended to comply with the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") Section 404(c), the employer or the plan trustee must make sure that the investment options chosen for the plan constitute a broad range of investment choices as required by the Department of Labor's ("DOL") regulation under ERISA Section 404(c). See "Tax information" later in this prospectus.

ALLOCATING YOUR CONTRIBUTIONS


Once your employer or you, whichever applies, have made your investment method choice, you may allocate your contributions to one or more or all of the investment options that have been chosen, subject to any restrictions under the investment method you choose. Allocations to the guaranteed interest option are limited to no more than 25% of any contribution. Currently, we are relaxing this limitation. If we decide to change our limitations on allocations to the guaranteed interest, we will provide you with notice of at least 45 days.

Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Also, you may choose special dollar cost averaging (described below) to allocate your contributions under your certificate. Once your contributions are allocated to the investment options, they become a part of your account value. We discuss account value in "Determining your certificate's value" later in this prospectus.


The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.


SPECIAL DOLLAR COST AVERAGING

Special dollar cost averaging allows you to gradually allocate amounts by periodically transferring approximately the same dollar amount to up to 10 variable investment options you select. Periodic allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. There-



                                              Contract features and benefits  25
fore, you may get a lower average cost per unit over the long term. This program, however, does not guarantee that you will earn a profit or be protected against losses.

During the first five participation years, you may choose to allocate all or a portion of any eligible rollover or direct transfer contribution to the account for special dollar cost averaging. See "Contributions to your certificate" in "Contract features and benefits" for details on what contributions are eligible under both EDC and TSA contracts.

Contributions into the account may not be transfers from other investment options. Also, on-going payroll contributions into the account are not permitted. Your initial allocation to the special dollar cost averaging program must be at least $2,000 and any additional contribution to that same time period must be at least $250.

You may have your account value transferred to any of the variable investment options available under the contract. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option.

We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Please note that any time period selected must begin before the fifth participation date anniversary. You may only have one time period in effect at any time and once you select a time period, you may not change it. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact one of our customer service representatives.

Contribution(s) made to the special dollar cost averaging program will be credited with the interest rate on the date the first contribution is received by AXA Equitable and allocated to the time period initially selected by you. Once the time period you selected has ended, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

The first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options and the guaranteed interest option according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts from the account for special dollar cost averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the variable investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may change your allocations for transfers from the account for special dollar cost averaging at any time. Also, you may ask us to cancel your participation in the program at any time.


UNALLOCATED ACCOUNT

When we receive cash transferred from a prior funding vehicle, the transferred amount will be credited as one lump sum to the plan's unallocated account. Any amount held in the plan's unallocated account becomes part of our guaranteed interest option and will be credited with interest at the rate applicable to amounts held in the guaranteed interest option. The transferred amount will remain in the plan's unallocated account until we have received all the information we require, including properly completed forms, to effect a transfer from the plan's unallocated account to a participant account. With respect to each participant, we will allocate amounts to each participant's account only after the employer provides instructions that are acceptable and necessary in order to complete the allocation process. We reserve the right to limit the period during which such instructions may be received to no more than 10 days from the initial transfer into the plan's unallocated account and to return funds to the employer for which transfer information has not been timely received in good order. In no event will we hold the transferred assets in the unallocated account for more than 105 days from the contract date. Under no circumstances will we be required to transfer to participant accounts an amount in aggregate greater than the amount deposited by the employer plus such interest as we credited to the unallocated account, unless otherwise expressly agreed upon between the employer and us.


The employer is solely responsible for effectuating the asset transfers in accordance with all applicable laws and regulations.


DEATH BENEFIT


Your certificate provides a death benefit. If you do not elect the enhanced death benefit described below, the death benefit is equal to the greater of (i) your account value (less any outstanding loan and accrued loan interest) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, or
(ii) the standard death benefit. The standard death benefit is equal to your total contributions, adjusted for withdrawals and any withdrawal charges, any taxes that apply and less any outstanding loan balance (including any accrued, but unpaid, interest).


ENHANCED DEATH BENEFIT

For an additional annual fee you may elect the enhanced death benefit.


You may elect the enhanced death benefit only at the time you apply to participate under the EQUI-VEST(R) Strategies contract. Additionally, to elect this benefit, you must be younger than age 76 when participation under the contract begins. Once you elect this benefit, you may not cancel it as long as you continue participation in the contract.


If you elect the enhanced death benefit, the death benefit is equal to the greater of:


26  Contract features and benefits

    (a) your account value as of the date we receive satisfactory proof of your death, any required instructions for the method of payment, information and forms necessary to effect payment (less any outstanding loan and accrued loan interest); or

   (b) the enhanced death benefit as of the date of your death.

On the participation date, your enhanced death benefit equals your initial contribution. Then, on each third participation date anniversary until you are age 85, we will determine your enhanced death benefit by comparing your current enhanced death benefit to your account value. If your account value is higher than your enhanced death benefit, we will increase your enhanced death benefit to equal your account value. On the other hand, if your account value on any third participation date anniversary is less than your enhanced death benefit, we will not adjust your enhanced death benefit either up or down.


If you make additional contributions, we will increase your current enhanced death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your account value, we will adjust your enhanced death benefit on the date you take the withdrawal. Appendix II at the end of this prospectus provides an example of how the enhanced death benefit is calculated.


HOW WITHDRAWALS AFFECT THE STANDARD DEATH BENEFIT AND THE ENHANCED DEATH
BENEFIT

Each withdrawal you make will reduce the amount of your current standard death benefit or enhanced death benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current standard death benefit or enhanced death benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your enhanced death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new enhanced death benefit after the withdrawal would be $24,000 ($40,000-$16,000).

Before purchasing certain optional benefits such as the enhanced death benefit for your certificate, you and your tax adviser should carefully consider the following. If you intend to satisfy your lifetime required minimum distribution ("RMD") requirements which begin after age 70-1/2 for this certificate by taking account-based withdrawals (as opposed to receiving annuity payments), you should know that under the terms of the annuity contract such withdrawals will reduce your optional benefits and may have the effect of eliminating your ability to utilize the entire benefit. Also, purchasing certain optional benefits may increase the amount of RMDs you are required to withdraw under the tax rules if you elect withdrawals and not annuity payments. For more information see "Tax information" later in this prospectus.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER
OF DAYS

If for any reason you are not satisfied with your certificate, you may return it to us for a refund. To exercise this cancellation right you must mail the certificate directly to our processing office within 10 days after you receive it. In some states, this "free look" period may be longer.


For contributions allocated to the variable investment options, your refund will equal the contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the guaranteed interest option and the account for special dollar cost averaging, your refund will equal the amount of the contributions, plus any interest credited. Your refund will also be less any amounts in the loan reserve account. Some states require that we refund the full amount of the contribution (not including any investment gain or loss, or interest). Please see Appendix III for any state variations.


We may require that you wait six months before you apply for a certificate with us again if:

o you cancel your certificate during the free look period; or

o you change your mind before you receive your certificate whether we have received your contribution or not.

In addition to the cancellation right described above, you have the right to surrender your certificate, rather than cancel it. Please see "Surrender of your certificate to receive its cash value," later in this prospectus. Surrendering your certificate may yield results different than canceling your certificate, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the certificate. Please see "Tax information," later in this Propectus for possible consequences of cancelling your certificate.


                                              Contract features and benefits  27

2. Determining your certificate's value

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YOUR ACCOUNT VALUE AND CASH VALUE


Your "account value" is the total of the: (i) values you have allocated to the variable investment options; (ii) the guaranteed interest option; (iii) the account for special dollar cost averaging; and (iv) if you have taken a loan, amounts held in your loan reserve account. These amounts are subject to certain fees and charges discussed in "Charges and expenses" later in this prospectus.


Your certificate also has a "cash value." At any time before annuity payments begin, your certificate's cash value is equal to the account value, less: (i) any applicable withdrawal charges and (ii) the total amount or a pro rata portion of the annual administrative charge, and (iii) any outstanding loan plus accrued interest.


YOUR CERTIFICATE'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the certificate.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
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The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your certificate under that option, multiplied by that day's value for one unit. The number of your certificate units in any variable investment option does not change unless they are increased or decreased to reflect additional contributions, withdrawals, withdrawal charges, transfers and loans.

In addition, the annual administrative charge, enhanced death benefit charge or third-party transfer or exchange charge, will reduce the number of units credited to your certificate. A description of how unit values are calculated is found in the SAI.


YOUR CERTIFICATE'S VALUE IN THE GUARANTEED INTEREST OPTION AND THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

Your value in the guaranteed interest option and the account for special dollar cost averaging at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals and transfers out of the option, and charges we deduct.



28  Determining your certificate's value

3. Transferring your money among investment options

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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:


o You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.


o If your employer or you choose the maximum investment options o choice method for selecting investment options (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) the maximum amount you may transfer in any contract year from the guaranteed interest option to any other investment option is (a) 25% of the amount you had in the guaranteed interest option on the last day of the prior participation year or, if greater, (b) the total of all amounts you transferred from the guaranteed interest option to any other investment option in the prior participation year.

o If you transfer money from another financial institution into the o guaranteed interest option during your first participation year, and if your employer or you have selected the maximum investment options method (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) you may, during the balance of that contract year, transfer up to 25% of such initial guaranteed interest option balance to any other investment option.


Transfers into the guaranteed interest option would not be permitted if the requested transfer would result in more than 25% of your account value being allocated to the guaranteed interest option, based on your account value of the previous business day. Currently, we are relaxing this limitation. The restriction may or may not apply depending on the withdrawal charge schedule applicable to the group to which the group contract is issued. If we decide to change our limitations on transfers into the guaranteed interest option, we will provide you with notice of at least 45 days.

Upon advance notice we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. A transfer request does not change your percentages for allocating current or future contributions among the investment options. In addition to the restrictions described above, all transfers are subject to our policies and procedures set forth in "Disruptive transfer activity" below.

You may request a transfer in writing or by telephone using TOPS or online using Online Account Access. You must send all signed written requests directly to our processing office. Transfer requests should specify:


(1) the certificate number,

(2) the dollar amounts to be transferred, and

(3) the investment options to and from which you are transferring.

You or the trustee or employer owner, whichever applies, can direct us to transfer among the investment options.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies,


                            Transferring your money among investment options  29
which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner/participant trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a contract owner/participant is identified as having engaged in a potentially disruptive transfer under the contract for the first time, a letter is sent to the contract owner/participant explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected certificate. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/ participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner/participant.

Contract owners/participants should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans on whose behalf we provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

AUTOMATIC TRANSFER OPTIONS

INVESTMENT SIMPLIFIER


You may choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other, but not both. If you elect to use rebalancing option II (discussed below), you may not choose either of the investment simplifier options. You may select an investment simplifier option if you are also using the special dollar cost averaging program.


FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above under "Transferring your account value."

INTEREST SWEEP. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option.

The fixed-dollar and interest sweep options are forms of dollar-cost averaging. Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the


30 Transferring your money among investment options unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

WHEN YOUR PARTICIPATION IN THE INVESTMENT SIMPLIFIER WILL END. Your participation in the investment simplifier will end:

o Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.

o Under the interest sweep, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

o Under either option, on the date we receive at our processing office, your written request to cancel automatic transfers, or on the date your certificate terminates.

REBALANCING YOUR ACCOUNT VALUE

Our rebalancing program offers two options that you can use to automatically reallocate your account value. Option I permits reallocation among the variable investment options only and option II permits reallocation among the variable investment options and the guaranteed interest option. You must tell us:

(a) in whole percentages only, the percentage you want invested in each variable investment option (and the guaranteed interest option, if applicable), and

(b) how often you want the rebalancing to occur (quarterly, semian nually, or annually).


While your rebalancing program is in effect, we will transfer amounts among each variable investment option (and the guaranteed interest option, if applicable), so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options (and guaranteed interest option, if applicable) must be included in the rebalancing program. Currently, we permit rebalancing of up to 20 investment options. Transfer restrictions out of the guaranteed interest option may apply in accordance with the last two bullets under "Transferring your account value," above, in this section. The initial transfer under the rebalancing program (based on your account value as of the day before the program is established) is not permitted to cause the transfer restrictions to be violated, and any rebalancing election that would be a violation of the transfer restrictions will not be put into effect. However, if the program can be established, once it is in effect, the transfer restrictions will be waived for the rebalancing transfers.



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Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------

To be eligible for our rebalancing program, you must have (i) at least $5,000 of account value in the variable investment options for option I, or (ii) at least $5,000 of account value in the variable investment options and the guaranteed interest option, combined for option II.

If you elect to use option II, you may not choose either of the investment simplifier automatic options.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office.


You may change your allocation instructions or cancel the program at any time.

For certificates with outstanding loans only, on any rebalancing date where the amount to be transferred from the guaranteed interest option would cause a transfer from the loan reserve account (which is part of the guaranteed interest option), the rebalancing program will be automatically cancelled. (See "Loans" in "Accessing your money," later in this prospectus.)


                            Transferring your money among investment options  31

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE
------------------------------

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available. EQUI-VEST(R) Strategies TSA participants may only withdraw amounts from their account value that are 100% vested, subject to the employer's approval, plan rules and applicable laws. (See "Forfeitures" below.) More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this prospectus.


FORFEITURES

A 403(b) plan may have a vesting schedule applicable to some or all employer contributions. Forfeitures can arise when a 403(b) plan participant who is not fully vested under a plan separates from service. Plan participants should consult the plan administrator to learn more about the vesting schedule. When a forfeiture occurs, we will withdraw any unvested portion of a plan participant's account value and deposit such amount in a forfeiture account in the contract. The plan administrator must tell us the unvested balance. We allocate amounts in the forfeiture account to the guaranteed interest option, unless otherwise agreed to by the employer/trustee and us.

Forfeited account values may be reallocated to active plan participants in accordance with the terms of the plan. Special rules apply to how the withdrawal charge, if any, will apply when forfeitures have occurred. See "Withdrawal charge" under "Charges and expenses" later in this prospectus.


METHOD OF WITHDRAWAL

--------------------------------------------------------------------------------
                    Partial                        Minimum
  Contract       withdrawal       Systematic   distribution
--------------------------------------------------------------------------------
TSA             yes(1)(2)(3)     yes(1)(2)(3)    yes(2)(3)
--------------------------------------------------------------------------------
EDC             yes(1)(2)(3)     yes(1)(2)(3)    yes(2)(3)
--------------------------------------------------------------------------------
(1) Only if the certificate is not subject to withdrawal restrictions.

(2) Only if there are no outstanding loans.

(3) Requires or may require Plan Administrator's approval. See "Tax information" later in this prospectus.

PARTIAL WITHDRAWALS AND TERMINATIONS

Subject to the terms of your employer's plan, your certificate and any restrictions in federal income tax rules, you may take partial withdrawals from your account value or terminate your certificate at any time while you are living and before annuity payments begin. The minimum amount you may withdraw at any time is $300. If your account value is less than $500 after a withdrawal, we may terminate your certificate and pay you its cash value.

Partial withdrawals, or payments of remaining account value in excess of the 10% free withdrawal amount, may be subject to a withdrawal charge. (See "10% free withdrawal amount" in "Charges and expenses" later in this prospectus.)

SYSTEMATIC WITHDRAWALS

If you have at least $20,000 of account value in the variable investment options and the guaranteed interest option, you may take systematic withdrawals on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $250. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking account.


You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed-dollar amount taken from the variable investment options and/or the guaranteed interest option, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1) Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (without exhausting your values in those options). Once the requested amount is greater than your account value, the systematic withdrawal program will terminate.

(2) Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (until your account value is exhausted). Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your contract.

(3) You may specify a dollar amount from one variable investment option or the guaranteed interest option. If you choose this option and the value in the investment option drops below the requested withdrawal amount, the requested withdrawal amount will be taken on a pro rata basis from all remaining investment options in which you have value. Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your contract.


You may elect systematic withdrawals if:

o   the plan permits it;

o   your certificate is not subject to withdrawal restrictions; and

o   your certificate does not have a loan outstanding.

You can cancel the systematic withdrawal option at any time.

Amounts withdrawn in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.


32  Accessing your money

LIFETIME MINIMUM DISTRIBUTION WITHDRAWALS


--------------------------------------------------------------------------------
Congress has enacted a limited suspension of account-based required minimum distribution withdrawals only for calendar year 2009. Please note that for contract design administrative purposes, we will make distributions for calendar year 2009 unless you request in writing before we make the distribution, that you do not want any required minimum distribution for calendar year 2009.
--------------------------------------------------------------------------------


(See "Tax information" later in this prospectus)

We offer our "required minimum distribution (RMD) automatic withdrawal option" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply if your withdrawal exceeds the free withdrawal amount. Before electing an account-based withdrawal option, please refer to "Tax information," "Required minimum distributions" later in this prospectus. You may choose instead an annuity payout option.

The actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding 403(b) plans and 457(b) EDC plans. For this purpose additional annuity contract benefits may include enhanced death benefits.

You may elect our RMD automatic withdrawal option in the year in which you reach age 70-1/2 or in any later year, subject to the terms of your plan, if applicable. To elect this option, you must have an account value in the variable investment options and the guaranteed interest option of at least $2,000. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your certificate and pay you its cash value. Currently, minimum distribution withdrawal payments will be made annually. See the "Required minimum distributions" section in "Tax information" later in this prospectus for your specific type of retirement arrangement.


We do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our RMD automatic withdrawal option. The minimum distribution withdrawal will be taken into account in determining if any subsequent withdrawal taken in the same participation year exceeds the 10% free withdrawal amount.


You may not elect the minimum distribution option if you have an outstanding loan under your certificate.


If you purchased your EQUI-VEST(R) Strategies TSA certificate via a direct transfer of funds from another 403(b) plan or contract and we were informed at the time of your purchase the amount of your December 31, 1986 account balance (if any) you may postpone beginning lifetime required minimum distributions on these pre-1987 funds. Lifetime required minimum distributions on the pre-1987 account balance may be postponed to age 75 rather than having to start following the later of your reaching age 70-1/2 or retiring.


--------------------------------------------------------------------------------
For certificates subject to minimum distribution requirements, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE


Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your values in the variable investment options and the guaranteed interest option. If these amounts are insufficient, we will subtract from your values in the account for special dollar cost averaging.


AUTOMATIC DEPOSIT SERVICE

If you are receiving Required Minimum Distribution payments from a TSA certificate you may use our automatic deposit service.


Under this service we will automatically deposit the Required Minimum Distribution payment from your TSA certificate directly into an existing EQUI-VEST(R) NQ or ROTH IRA or an existing EQUI-VEST(R) Express NQ or ROTH IRA contract according to your allocation instructions. Please note that you must have compensation or earned income for the year of the contribution to make regular contributions to Roth IRAs.


LOANS


If the plan permits, loans are available under a 403(b) plan or a governmental employer 457(b) EDC plan. Loans are available under the EQUI-VEST(R) Strategies contract only if requested by the employer. Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to 403(b) plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA. We do not permit loans under any TSA or governmental employer EDC certificate when the required minimum distribution automatic withdrawal option has been elected.

Before we make a loan, you must properly complete and sign a loan request form. Generally, the approval of the employer, its designee, or plan administrator must also be demonstrated. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office. Please note that if we receive a properly completed and signed loan request form (and any other information necessary to complete the loan transaction) at our processing office on a business day prior to the 27th of the month, your loan transaction will be effective on that business day. If we receive a properly completed and signed loan request form (and any other information necessary to complete the loan transaction) at our processing office on a business day that is on the 27th of the month or



                                                        Accessing your money  33
later, your loan will be processed on the first business day of the month following the date it was received. In the case of certain TSA certificates subject to ERISA, the written consent of your spouse will be required to obtain a loan and the Plan Administrator needs to sign the loan form. In the case of governmental employer EDC certificates, the loan must be approved by your employer, plan trustee, or the plan administrator as authorized under the governmental employer plan. Please see the loan provisions stated in the certificate, read the terms and conditions in the loan request form carefully and consult with a tax adviser before taking a loan. Also, see Appendix III later in this prospectus for any state restrictions you may be subject to if you take a loan.


We permit only one loan to be outstanding at any time.


A loan will not be treated as a taxable distribution unless:

o it exceeds limits of federal income tax rules; or

o interest and principal are not paid when due; or

o in some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

The tax consequences of failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

LOAN RESERVE ACCOUNT. When you take a loan, we will transfer to a "loan reserve account", an amount equal to the sum of (a) and (b), where (a) is the loan amount (which will earn interest at the "loan reserve account rate" while your loan is outstanding), and (b) is 10% of the loan amount (which will earn interest at the guaranteed interest rate while your loan is outstanding). We will credit interest to the amount in the loan reserve account at a rate that is 2% lower than the loan interest rate that applies for the time your loan is outstanding. This excess of the interest rate that we charge is also referred to as the "net loan interest charge." See the "Fee Table" for more information.


Loans are discussed further in "Tax information" later in this prospectus.

TERMINATION OF PARTICIPATION


Your participation under the EQUI-VEST(R) Strategies contract may be terminated by us and your account value paid to your employer if:


(1) your account value is less than $500 and we have not received contributions on your behalf for a period of three years;

(2) you request a partial withdrawal that reduces your account value to an amount of less than $500;

(3) we have not received any contributions on your behalf within 120 days from your participation date; or


(4) the plan is no longer qualified under the Code and the EQUI-VEST(R) Strategies contract is terminated by us.


We will deduct the amount of any outstanding loan balance and any applicable withdrawal charge from the account value when we terminate your certificate.


The employer and, under certain circumstances, we may discontinue contributions under the EQUI-VEST(R) Strategies contract. Such discontinuance means that the employer will not permit any further salary deferral or employer contributions to be made under the contract. All other provisions of the contract remain in effect.

The employer may terminate the contract by (i) transferring all the assets to another contract or (ii) withdrawing the forfeiture account and directing us to deal directly with the participants.


WHEN TO EXPECT PAYMENTS
-----------------------

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon certificate termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.


We can defer payment of any portion of your values in the guaranteed interest option (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.


All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS


EQUI-VEST(R) Strategies offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments and others enable you to receive variable annuity payments.

You can choose from among the different forms of annuity payout options listed below. Restrictions may apply, depending on the type of contract or your age at certificate issue. Also, certain payout options may not be available in certain states or with certain types of contracts.



34  Accessing your money

ANNUITY PAYOUT OPTIONS


--------------------------------------------------------------------------------
Fixed annuity payout options       o Life annuity

                                   o Life annuity with period
                                       certain

                                   o Life annuity with refund
                                       certain

                                   o Period certain annuity
--------------------------------------------------------------------------------
Variable Immediate Annuity payout  o Life annuity
   option (as described in a
   separate prospectus for this    o  Life annuity with period
   option)                              certain
--------------------------------------------------------------------------------

o Life annuity: An annuity that guarantees payments for the rest of your life. Payments end with the last monthly payment before your death. Because there is no continuation of benefits following your death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as you are living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of your life. If you die before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond your life expectancy or the joint life expectancy of you and the designated beneficiary.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of your life. If you die before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. The guarantee period may not exceed your life expectancy. This option does not guarantee payments for the rest of your life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of your life and, after your death, payments continue to the survivor. Generally, unless you elect otherwise with the written consent of the spouse, this will be the form of annuity payment provided for married participants under certain TSAs. We may offer other payout options not outlined here. Your financial professional can provide details.

FIXED ANNUITY PAYOUT OPTION

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your certificate or on our then current annuity rates, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.


Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The EQUI-VEST(R) Strategies contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options and whether the actual rate of investment return is higher or lower than an assumed base rate.


We may offer other payout options not outlined here. Your financial professional can provide details.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION


The amount applied to purchase an annuity payout option varies, depending on the annuity payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges. The amount applied to provide an annuity payout option will reflect the application of a withdrawal charge (except in those limited circumstances set forth in "Withdrawal charge," under "Charges and Expenses" later in this prospectus.


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your certificate before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. You choose whether these payments will be either fixed or variable. You must meet the issue age and payment requirements.


You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the participation date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month or later than your certificate's maturity date. Your certificate's maturity date is the date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the participation date anniversary that follows your 95th birthday. This may be different in some states. Please see Appendix III later in this prospectus for state variations.

We will send you a notice with your certificate statement one year prior to your maturity date. Once you have selected an annuity payout option and payments have begun, no change can be made other than transfers amount the variable investment options if a variable immediate annuity is selected. If you do not respond to the notice within the 30 days following your maturity date, your certificate will be annuitized automatically using the normal form of annuity payout option. Currently, our normal form of annuity payout option is life annuity with a 10-year period certain.


We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts (such as monthly) because of the increased


                                                        Accessing your money  35
administrative expenses associated with more frequent payouts. In general, the longer the period over which we expect to make payments, the lower will be your payment for each year.

The amount of the annuity payments will depend on:

(1) the amount applied to purchase the annuity;

(2) the type of annuity chosen, and whether it is fixed or variable;

(3) in the case of a life annuity, your age (or your and the designated beneficiary's ages);

(4) in the case of a period certain annuity, the period selected; and

(5) the frequency of the payments.


If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.



36  Accessing your money

5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES UNDER THE CONTRACTS

CHARGE AGAINST THE SEPARATE ACCOUNT


We deduct this charge against the assets in the separate account to compensate us for mortality and expense risks, as well as administrative and financial accounting expenses under the contract. The charge is deducted daily at an annual rate that can vary by group between 0% to 1.15% of daily net assets attributable to all certificates under the group contract. Contracts will generally have a charge of 1.15%, 1.10%, 1.00%, 0.90%, 0.80%, 0.70%, 0.60%,
0.50%, 0.25%, 0.10% or zero.


Charges may be based on:

o the factors on which the mortality and expense risks charge and administration charges are based, including the size and type of the group;

o the plan provisions which may provide, among other things, the level of contributions including employer contributions and the frequency of benefit payments;

o whether we will be the sole contract provider;

o the level of services provided by your financial professional; and

o our sales-related expenses.


The charge may also be reduced for plans that reach predetermined levels of plan assets.


The mortality risk we assume is the risk that participants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the certificate. The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect. To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts. A participant's certificate will set forth the applicable separate account charge.


We will determine the separate account charge pursuant to our established actuarial procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(R) Strategies contracts.


ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on the last business day of each participation year. We deduct the charge if your account value on the last business day of the participation year is less than $25,000. If your account value on such date is $25,000 or more, we do not deduct the charge. The charge is equal to $30 or, if less, 2% of your account value plus any amounts previously withdrawn during the participation year. We reserve the right to increase this charge to a maximum of $65. For particular groups, the charge may be waived or reduced for account values of less than $25,000 or the charge may also be waived entirely.

We will deduct a pro rata portion of the charge if you surrender your certificate, elect an annuity payout option or you die during the participation year.


The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the account for special dollar cost averaging. See Appendix III later in this prospectus for any state variations on how this charge is deducted.

Differences in this charge are due to variations in group characteristics including the total amount of plan assets. The charge is designed primarily to defray administrative expenses in connection with the issuing and daily administration of the contracts. We will determine the applicability of this charge pursuant to our established procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(R) Strategies contracts.


CHARGE FOR THIRD-PARTY TRANSFER OR ROLLOVER


We may deduct a charge for third-party transfers. A third party transfer is where you ask us to directly transfer or roll over funds from your certificate to a permissible funding vehicle offered by another provider, or to another eligible plan. The charge is currently $25 ($65 maximum) per occurrence per participant. This charge will also be imposed on each third-party transfer out of the contract's forfeiture account into another permissible funding vehicle. This charge does not apply to reallocations from the forfeiture account to participant certificates under the contract. Transfers are subject to any required employer approval.


CHARGE FOR ENHANCED DEATH BENEFIT

If you elect the enhanced death benefit we deduct a charge annually from your account value on each anniversary of your participation date. The charge is equal to 0.15% of your account value.


The charge is deducted pro rata from the variable investment options and the guaranteed interest option. See Appendix III later in this prospectus for any state variations on how the charge for this benefit is deducted.


If your account value is insufficient to pay this charge, your certificate will terminate without value and you will lose any applicable guaranteed benefits.

WITHDRAWAL CHARGE


A withdrawal charge of up to 6% may apply as set forth in the contract and participation certificate.

For some groups, the withdrawal charge will apply on a participation year basis, applied to either the amount withdrawn or contributions



                                                        Charges and expenses  37
withdrawn, (depending on the group). The withdrawal charge may also be based on a contract year basis. Under some group contracts, there will be no withdrawal charge. Differences in the basis and period for which and circumstances under which this charge applies are due to the total amount of plan assets under the contract, the frequency of the possible benefit payments as provided by the terms of the plan, other charges and fees under the contract and the compensation paid in connection with the sale of the contract. The basis, period of and circumstances under which the withdrawal charge applies will be determined pursuant to our established procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(R) Strategies contracts.

The withdrawal charge percentages may be different for certain group contracts.

If you participate in a contract in which the withdrawal charge is based on how long each contribution has been invested, the amount of the withdrawal charge we deduct is equal to a percentage of any contribution withdrawn attributable to contributions made during the current and, for example, five prior participation years measured from the date of the withdrawal. In the case of surrenders, we will pay you the greater of the following up to a maximum of the account value:

o the account value after any withdrawal charge has been imposed (cash value), or:

o the 10% free withdrawal amount plus the contributions made before the current and, for example, five prior participation years that have not been previously withdrawn, plus 95% of (a) the remaining account value, minus (b) any administrative fees.

For purposes of calculating the withdrawal charge, amounts withdrawn up to the free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge.

If you participate in a contract in which the withdrawal charge is determined on a contract year basis rather than a participant year basis, a withdrawal charge will apply to amounts withdrawn from the contract during a period of up to the first five contract years only if: (i) you transfer or directly roll over your account value to another annuity contract, employer designated funding vehicle or other funding vehicle permitted under tax laws, or (ii) the employer withdraws amounts from the contract and either transfers or directly rolls over the amount to another 403(b) employer-designated funding vehicle or transfers or distributes amounts in any other manner permitted under section 403(b) of the Code during the withdrawal charge period.

If you participate in a contract where the withdrawal charge is determined on a participation year basis, a withdrawal charge will not apply under the circumstances described as follows:

(1) each participation year you can withdraw up to 10% of your account value without paying a withdrawal charge (10% free withdrawal amount). The 10% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the participation year; or

(2)  after five participation years and you are at least age 59-1/2; or

(3) you request a refund of an excess contribution within one month of the date on which the contribution is made; or

(4)  you die and the death benefit is made available to the beneficiary; or

(5) after five participation years if you are at least age 55 and the amount withdrawn is used to purchase from us a period certain annuity that extends beyond your age 59-1/2 and allows no prepayment; or

(6) after three participation years and the amount withdrawn is used to purchase from us a period certain annuity for a term of at least 10 years, and allows no prepayment; or

(7) the amount withdrawn is applied to the election of a life contingent annuity payout option; or

(8) the amount withdrawn is applied to the election of a period certain annuity of at least 15 years, but not in excess of your life expectancy, that allows no prepayment; or

(9) after five participation years, you have reached age 55 and have separated from service.

(10) The withdrawal is made to satisfy minimum distribution requirements.

(11) You elect a withdrawal that qualifies as a hardship (or unforeseeable emergency for EDC) withdrawal under the Code.

(12) You have qualified to receive Social Security disability benefits as certified by the Social Security Administration or you are totally disabled. Total disability is your incapacity, resulting from injury or disease, to engage in any occupation for remuneration or profit. Such total disability must be certified as having been continuous for a period of at least six months prior to notice of claim and you must continue to be deemed totally disabled.


     Written notice of claim must be given to us during your lifetime and during the period of total disability prior to each withdrawal. Along with the Notice of Claim, you must submit acceptable proof of disability. Such proof of disability must be either (a) evidence of Social Security disability determination or (b) a statement from an independent U.S. licensed physician stating that you meet the definition of total disability as stated above. Such certification must be resubmitted every 12 months. Failure to furnish proof of disability within the required time will not reduce any claim if it was not reasonably possible to give proof within such time. Such proof must be furnished as soon as reasonably possible and in no event, except in the absence of legal capacity, later than one year from the time proof is otherwise required.


(13) We receive proof satisfactory to us that your life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician).



(14) You are confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one



38  Charges and expenses
     that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:


     -- its main function is to provide skilled, intermediate, or custodial nursing care;

     -- it provides continuous room and board to three or more persons;

     -- it is supervised by a registered nurse or licensed practical nurse;

     -- it keeps daily medical records of each patient;

     -- it controls and records all medications dispensed; and


     -- its primary service is other than to provide housing for residents.



The withdrawal charge will apply if the condition as described in items 12 through 14 above existed at the time participation under the contract began or if the condition began within the 12 month period following such participation.

In addition, particular groups may receive the following waiver:

o You sever from employment with your employer.

See Appendix III, later in this prospectus for information on state availability and variations with respect to the withdrawal charge.

In instances where a withdrawal charge applies, other than where your participation under the contract is terminated, in order to give you the exact dollar amount of the withdrawal requested, we deduct the amount of the withdrawal and the amount of the withdrawal charges from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the amount of the withdrawal and the withdrawal charge pro rata from the variable investment options and from the guaranteed interest option. If these amounts are insufficient we will make up the required amounts from the account for special dollar cost averaging. In the case where you terminate participation under the contract, we will pay your account value after the withdrawal charge has been imposed (cash value).


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 1%.


PLAN OPERATING EXPENSE CHARGE

Depending on your Employer's plan, we may be instructed to withdraw a plan operating expense charge from your account value on behalf of an unaffiliated third party for administrative and record-keeping services under the contract. The charge is determined through an arrangement between your Employer and the third party administrator. We will remit the amount withdrawn to either your Employer or your Employer's designee.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to begin receiving annuity payouts or it may have a different charge.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:


o Management fees ranging from 0.05% to 1.11%.

o 12b-1 fees of 0.25%.


o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

VARIATIONS IN CHARGES


For certain groups offered the EQUI-VEST(R) Strategies contract, we may reduce the withdrawal charges and/or separate account charges. We may also reduce or waive the annual administrative charge. We may make other changes to the EQUI-VEST(R) Strategies contract, including a change in the standard death benefit or the minimum initial contribution requirements; and/or permitting additional circumstances under which the withdrawal charge is waived.


Our costs for sales, administration and mortality may vary based on a number of factors, including the size and type of group or sponsoring organization; the level of services provided by us or your financial professional; if we will be the sole contract provider; and the compensation we expect to pay the financial professional in connection with the sale of the contract(s). We take all these factors into account when reducing charges.

In order for a group to be considered for reduced charges, it generally must meet certain requirements relative to existing and projected plan assets. We determine the applicable charge reductions and benefit adjustments according to our procedures in effect at the time we approve a group. We may change our pricing procedures from time to time or the required level of assets a group must have to be eligible for reduced charges.


                                                        Charges and expenses  39

From time to time, an employer group has an existing arrangement with us, under which plan participants have individual contracts, and subsequently the employer purchases a group contract from us for new contributions and new participants only. Under these circumstances, we may make charge reductions or benefit adjustments under the existing individual contracts in order to reflect the same features, benefits and reduced costs as the group contract. We may also make charge reductions or benefit adjustments under existing individual contracts when an employer qualifies for a group contract but is unable to hold a group contract. Our pricing procedures for new groups may vary from the procedures we use for existing groups.

For both new and established groups or sponsored arrangements that have formally requested a contract proposal from us, our prices may be negotiable. Price variations may impact the financial professional's compensation. An employer or plan administrator should ask about possible fee reductions or contract adjustments based on its situation. It would be in your best interest for your employer to formally request a contract proposal from us.

Any variation in charges, pricing or benefits will reflect differences in our costs of selling the contracts and/or the contract services we or your financial services professional provide and will not be unfairly discriminatory.

Groups may be governed by federal income tax rules, ERISA or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


40  Charges and expenses

6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your certificate. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

EFFECT OF YOUR DEATH

If you die before the annuity payments begin, we will pay the death benefit to your beneficiary.

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of your death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and applicable federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" under "Accessing your money" earlier in this prospectus. Please note that you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.

Single sum payments generally are paid through the AXA Equitable Access Account, an interest bearing account with check writing privileges. The AXA Equitable Access Account is part of AXA Equitable's general account. Beneficiaries have immediate access to the proceeds by writing a check on the account. We pay interest from the date the single sum is deposited into the Access Account until the account is closed.

BENEFICIARY CONTINUATION OPTION


Upon your death, your beneficiary may generally elect to keep the certificate with your name on it and receive distributions under the certificate instead of receiving the death benefit in a single sum. This feature must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your certificate.


Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules. If you die before your Required Beginning Date for required minimum distributions as discussed in "Tax information" later in this prospectus, the beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.


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Congress has enacted a limited suspension of account-based required minimum distribution withdrawals only for calendar year 2009. No post-death required minimum distributions need to be made during 2009. Please note that for contract design administrative purposes, if the beneficiary continuation option is in effect, we will make distributions for calendar year 2009 unless the beneficiary requests in writing before we make the distribution, that the beneficiary wants no required minimum distribution for calendar year 2009.
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Under the beneficiary continuation option:

o The certificate continues with your name on it for the benefit of your beneficiary.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options, but no additional contributions will be permitted.

o Loans will no longer be available.

o The standard death benefit and the enhanced death benefit provisions will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply.

o Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in your certificate.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum


                                                    Payment of death benefit  41
   distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the certificate in a lump sum.

The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.


42  Payment of death benefit

7.  Tax information

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TAX INFORMATION AND ERISA MATTERS


OVERVIEW

This section of the prospectus discusses the current federal income tax rules that generally apply to annuity contracts which may be used to fund certain employer-sponsored retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict, what, if any, legislation will actually be proposed or enacted.


We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular employer's plan or contract may vary depending on the facts applicable to that employer. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. Employers should not rely only on this document, but should consult their tax adviser before choosing EQUI-VEST(R) Strategies.


CHOOSING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT


Generally, there are two types of funding vehicles that are available for 403(b) plans: a 403(b) TSA annuity contract such as an EQUI-VEST(R) Strategies TSA or a 403(b)(7) custodial account. An EDC plan may be funded by specified annuity contracts, custodial accounts or trustee arrangements. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement below. Employers should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, employers should consider the annuity's features and benefits, such as EQUI-VEST(R) Strategies standard death benefit, enhanced death benefit, selection of variable investment options, provision of a guaranteed interest option and choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. Employers should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding 403(b) plans and 457(b) plans. For this purpose additional annuity contract benefits may include certain guaranteed benefits. Employers should consider the potential implication of these Regulations before choosing this annuity contract.


SPECIAL RULES FOR TAX-FAVORED RETIREMENT PROGRAMS

Employer-sponsored retirement plans can use annuity contracts to fund the plan unless the plan specifically prohibits annuity contracts as a funding vehicle.

Federal income tax rules prescribe how a retirement plan qualifies for tax-favored status and set requirements for plan features, including:

o participation and coverage;

o nondiscrimination;

o vesting and funding;

o limits on contributions, distributions, and benefits;

o withholding;

o reporting and disclosure; and

o penalties.

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State income tax rules covering contributions to and distributions from employer-sponsored retirement plans may differ from federal income tax rules. It is the responsibility of the employer, plan trustee and plan administrator to satisfy federal income tax, state income tax and other state rules and ERISA rules, if applicable.

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ADDITIONAL "SAVER'S CREDIT" FOR SALARY REDUCTION CONTRIBUTIONS TO CERTAIN PLANS


You may be eligible for a nonrefundable income tax credit for salary reduction contributions you make to a 403(b) plan or governmental employer 457(b) EDC plan as well as contributions you make to other eligible retirement plans or to a traditional IRA or Roth IRA. If you qualify, you may take this credit even though your salary reduction contribution is already excluded from tax. To take advantage of this "saver's credit" you must be age 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return, and your adjusted gross income cannot exceed $50,000 ($55,000, after cost of living adjustment for 2009). The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution, and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return, and each of you qualifies, each is eligible for a maximum annual contribution of



                                                             Tax information  43

$2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for which you make contribution including extensions

TAX-SHELTERED ANNUITY ARRANGEMENTS (TSAS)

GENERAL

This section of the Prospectus reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity contracts (TSAs)".

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The disclosure generally assumes that the TSA has 403(b) contract status or qualifies as a 403(b) contract. Due to Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to 2009 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual takes certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

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FINAL REGULATIONS UNDER SECTION 403(b)


In 2007, the IRS and the Treasury Department published final Treasury regulations under Section 403(b) of the Code (2007 Regulations). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. These rules became fully effective on January 1, 2009, but various transition rules applied beginning in 2007. There are a number of uncertainties regarding the application of these rules. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on 403(b) TSA contracts issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to require a written plan document for Section 403(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009 to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms. The IRS has announced relief measures for failure to have a written plan finalized by the beginning of 2009, as long as the written plan is adopted by December 31, 2009, and the plan operates in accordance with the 2007 Regulations beginning by January 1, 2009.

As part of this process, the sponsoring employer must also designate the insurance companies or mutual fund companies to which it will make contributions to purchase 403(b) annuity contracts or 403(b)(7) custodial accounts under its 403(b) plan. These companies are typically referred to as "approved providers" or "approved vendors" under the employer's 403(b) plan, although such terms are not used in the 2007 Regulations. If AXA Equitable is not an approved provider under an employer's 403(b) plan, active participants in that employer's plan may have to transfer funds from their EQUI-VEST(R) Strategies TSA contracts to another 403(b) plan funding vehicle in a contract exchange under the same plan in order to retain 403(b) status for those funds.


GENERAL; SPECIAL EMPLOYER RULES

An employer eligible to maintain a 403(b) plan for its employees may make contributions to purchase a 403(b) funding vehicle for the benefit of the employee. These contributions, if properly made, will not be currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the 403(b) funding vehicle until he/she takes distributions.

Generally, there are two types of funding vehicles available to fund 403(b) plans: an annuity contract under Section 403(b)(1) of the Internal Revenue Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.

Two different types of employers are eligible to maintain 403(b) plans: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code.

CONTRIBUTIONS TO TSAS


There are three ways you can make contributions to this EQUI-VEST(R) Strategies TSA contract:


o annual contributions made through the employer's payroll; or

o with employer or plan approval, a rollover from another eligible retirement plan; or

o with employer or plan approval, a plan-to-plan direct transfer of assets or a contract exchange under the same plan.

ANNUAL CONTRIBUTIONS MADE THROUGH THE EMPLOYER'S PAYROLL. Annual contributions to 403(b) TSA contracts made through the employer's payroll are limited. (Tax-free plan to plan direct transfer contributions from another 403(b) plan, contract exchanges under the same plan, and rollover contributions from another eligible retirement plan are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction contributions" or "elective deferral contributions" and are generally made on a pre-tax basis. However, a TSA can also be wholly or partially funded through non-elective employer contributions or contributions treated as after-tax employee contributions. If the employer's plan permits, and as reported to us by the employer, an employee may designate some or all of salary reduction contributions as "designated Roth contributions" under Section 402A of the Code, which are made on an after-tax basis.

Some employer contributions may be subject to vesting under the employer's plan.


44  Tax information

The annual limit on employer and employee contributions on behalf of an employee to defined contribution plans of an employer for 2009 is the lesser of $49,000 (after adjustment for cost of living changes) or 100% of compensation. When figuring out the contribution limit you have to:


o include reallocated forfeitures and voluntary nondeductible employee contributions;

o include compensation from the employer in the form of elective deferrals and excludible contributions under Section 457(b) EDC plans and "cafeteria" plans. These are plans giving employees a choice between cash and deferred benefits or specified excludible health and welfare benefits; and


o disregard compensation or earned income of more than a specified amount. This amount is $245,000 for 2009. This amount may be further adjusted for cost of living changes in future years.

"Salary reduction" or "elective deferral" contributions made under a 403(b) plan or other cash or deferred arrangement are limited to $16,500 for 2009, and may be further adjusted for cost of living changes in future years. This limit applies to the total of all elective deferrals under all tax-favored plans in which the individual participates, from all employers, for example, also including salary reduction contributions under 401(k) plans. If the plan permits, an individual who is at least age 50 at any time during 2009 can make up to $5,500 additional salary reduction contributions for 2009.


Special provisions may allow certain participants with at least 15 years of service to make "catch-up" contributions to compensate for smaller contributions made in previous years.

If contributions to a 403(b) TSA contract exceed the applicable limit in any year, the excess will be taxable to the employee as ordinary income. In certain situations, we may distribute excess contributions to avoid tax penalties.

Any excess deferral contributions which are not withdrawn by April 15th after the year of the deferral may cause the contract to fail 403(b) rules.

ROLLOVER CONTRIBUTIONS. After a TSA contract has been established with 403(b) plan source funds, federal tax law permits rollover contributions to be made to a TSA contract from these sources: qualified plans, governmental employer 457(b) plans and traditional IRAs, as well as other 403(b) plan funding vehicles. The recipient 403(b) plan must allow such contributions to be made.

Generally, funds may be rolled over when a plan participant has a distributable event from an eligible retirement plan as a result of:

o termination of employment with the employer who provided the funds for the plan; or

o reaching age 59-1/2 even if still employed; or

o disability (special federal income tax definition).

If the source of the rollover contribution is pre-tax funds from a traditional IRA, no specific event is required.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax-qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution. Further, in light of the restrictions on the ability to take distributions or loans from a 403(b) contract without plan or employer approval under the 2007 Regulations, a plan participant should consider carefully whether to roll an eligible rollover distribution (which is no longer subject to distribution restrictions) to a 403(b) plan funding vehicle, or to traditional IRA instead.

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM CERTAIN ELIGIBLE RETIREMENT PLANS

NON-ROTH AFTER-TAX CONTRIBUTIONS. Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) EDC plan) may be directly rolled over to a 403(b) TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. Non-Roth after-tax contributions in a traditional IRA cannot be rolled over from the traditional IRA into a TSA.


DESIGNATED ROTH CONTRIBUTIONS. If the after-tax contributions are in a "designated Roth account" under a 403(b) plan or a 401(k) plan which permits designated Roth elective deferral contributions to be made, they can be rolled into another "designated Roth account" under a 403(b) plan or a 401(k) plan. They cannot be rolled over to a non-Roth after-tax contribution account. You may not roll over Roth IRA funds into a designated Roth account under a 403(b) plan or a 401(k) plan.


LIMITATIONS ON INDIVIDUAL INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 (Rev. Rul. 90-24), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) contract to another, without reportable taxable income to the individual. Under transitional rules in the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 may still be permitted with plan or employer approval as described below.

DIRECT TRANSFER CONTRIBUTIONS. A tax-free direct transfer occurs when changing the 403(b) plan funding vehicle, even if there is no distributable event. Under a direct transfer a plan participant does not receive a distribution.

The 2007 Regulations provide for two types of direct transfers between 403(b) funding vehicles: "plan-to-plan transfers" and "contract exchanges within the same 403(b) plan". 403(b) plans do not have to offer these options. A "plan-to-plan transfer" must meet the following conditions: (i) both the source 403(b) plan and the recipient 403(b) plan permit plan-to-plan transfers; (ii) the transfer from one 403(b) plan to another 403(b) plan is made for a participant (or ben-


                                                             Tax information  45
eficiary of a deceased participant) who is an employee or former employee of the employer sponsoring the recipient 403(b) plan; (iii) immediately after the transfer the accumulated benefit of the participant (or beneficiary) whose assets are being transferred is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the transfer; (iv) the recipient 403(b) plan imposes distribution restrictions on transferred amounts at least as stringent as those imposed under the source 403(b) plan; and (v) if the plan-to-plan transfer is not a complete transfer of the participant's (or beneficiary's) interest in the source 403(b) plan, the recipient 403(b) plan treats the amount transferred as a continuation of a pro rata portion of the participant's (or beneficiary's) interest in the source 403(b) plan (for example with respect to the participant's interest in any after-tax employee contributions).

A "contract exchange within the same 403(b) plan" must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the participant (or beneficiary of a deceased participant) is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future ("an information sharing agreement"). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

We currently do not offer a 403(b) contract for a beneficiary of a deceased participant as described above.


TSA contracts issued by AXA Equitable pursuant to a Rev. Rul. 90-24 direct transfer where applications and all transfer paperwork were received by our processing office in good order prior to September 25, 2007 are generally "grandfathered" as to 403(b) status. However, future transactions such as loans and distributions under such "grandfathered" contracts may result in adverse tax consequences to the owner unless the contracts are or become part of the employer's 403(b) plan, or the employer enters into an information sharing agreement with us.

SPECIAL RULE FOR ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS AFTER AGE 70-1/2. The amount of any rollover or direct transfer contributions made to a 403(b) annuity contract must be net of the required minimum distribution for the tax year in which the contract is issued if the owner is at least age 70-1/2 in the calendar year the contribution is made, and has retired from service with the employer who sponsored the plan or provided the funds to purchase the 403(b) annuity contract which is the source of the contribution. For calendar year
2009 only, account-based requirement minimum distribution withdrawals are suspended, so certain rollovers which would be impermissible in other years may be made.


DISTRIBUTIONS FROM TSAS

GENERAL

Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan. Similar rules apply to loan and withdrawal requests for qualified plans.


WITHDRAWAL RESTRICTIONS

SALARY REDUCTION CONTRIBUTIONS. You generally are not able to withdraw or take payment from your TSA contract unless you reach age 59-1/2, die, become disabled (special federal income tax definition), sever employment with the employer which provided the funds for the TSA contract, or suffer financial hardship (special federal income tax definition). Hardship withdrawals are limited to the amount of your salary reduction contributions without earnings and must be approved by the employer or the plan. The plan may also impose withdrawal restrictions on employer contributions and related earnings. Under the 2007 Regulations, an employee is not treated as severing employment if the first employer and the subsequent employer are treated as the same employer (for example, an employee transfers from one public school to another public school of the same State employer).

These restrictions do not apply to the amount directly transferred to your TSA certificate that represents your December 31, 1988, account balance attributable to a 403(b) annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988, account balance if you have qualifying amounts directly transferred to your TSA certificate in a contract exchange under the same plan or a direct transfer from another 403(b) plan.


If any portion of the funds directly transferred to your TSA certificate is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. Account values attributable to employer contributions properly reported to us at the time of transfer will not be subject to restriction, unless required by the employer's plan.


Withdrawals from TSA contracts with designated Roth accounts are subject to these withdrawal restrictions.

WITHDRAWAL RESTRICTIONS ON OTHER TYPES OF CONTRIBUTIONS. Amounts attributable to employer contributions are subject to withdrawal restrictions. Under the 2007 Regulations, these rules apply only to 403(b) plan contracts issued January 1, 2009 and later. These restrictions vary by individual plan and must be reported to us by the plan, the employer or the employer's designee, as applicable.

EXCEPTIONS TO WITHDRAWAL RESTRICTIONS


If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is


46  Tax information
available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.


Distributions may also be made on termination of the plan.


TAX TREATMENT OF DISTRIBUTIONS FROM TSAS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed.

Distributions include withdrawals and annuity payments. Death benefits paid to a beneficiary are also taxable distributions unless an exception applies. (For example, there is a limited exclusion from gross income for distributions used to pay qualified health insurance premiums of an eligible retired public safety officer from eligible governmental employer qualified plans, 403(b) plans and 457(b) plans.) Amounts distributed from TSAs are includable in gross income as ordinary income, not capital gain. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, both non-Roth and designated Roth, you will have a tax basis in your TSA certificate, which will be recovered tax-free. Unless we have been provided acceptable documentation for the amounts of any after-tax contributions to your TSA certificate, we assume that all amounts distributed from your TSA certificate are pre-tax, and we withhold tax and report accordingly.

DESIGNATED ROTH CONTRIBUTION ACCOUNT. Section 402A of the Code provides that a qualified distribution from a designated Roth account is not includible in income. A qualified distribution can only be made on specified events such as attaining age 59-1/2 or death. Also, because there can be no qualified distribution until after the expiration of a 5-year aging period beginning with the date an individual first makes a designated Roth contribution to a designated Roth account under the applicable retirement plan, the earliest a qualified distribution from a designated Roth contribution account could be made is 2011. Therefore, earnings attributable to a distribution from a designated Roth account may be includible in income.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions. This treatment is the same for non-qualified distributions from a designated Roth account under a 403(b) plan.

ANNUITY PAYMENTS. If you elect an annuity payout option, the nontaxable portion of each payment is calculated by dividing your investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The balance of each payment is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse may also be eligible to roll over a TSA death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.


LOANS FROM TSAS. The following discussion also applies to loans under governmental employer 457(b) EDC plans. See "Public employee deferred compensation plans (EDC Plans)" later in this prospectus.


If the plan permits, loans are available from a 403(b) plan. Loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax requirements apply even if the plan is not subject to ERISA. Please see Appendix III later in this prospectus for any state rules that may affect loans.


EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS. As a result of the 2007 Regulations loans are not available without employer or plan administrator approval. Loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. Processing of a loan request will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Finally, unpaid loans may become taxable when the individual severs from employment with the employer which provided the funds for the contract. In addition, the 10% early distribution penalty tax may apply.

We report the entire unpaid balance of the loan (including unpaid interest) as includable in income in the year of the default. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made. Governmental employer 457(b) EDC plans and 403(b) plans are included in "all qualified plans of the employer" for this purpose. Also, for the purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan is treated as still outstanding even after the default is reported to the IRS. The


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   amount treated as outstanding (which limits any subsequent loan) includes interest on the unpaid balance.


o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. EQUI-VEST(R) Strategies TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.


o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS. If withdrawal restrictions discussed earlier do not apply, you may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or a rollover you do yourself within 60 days after you receive the distribution. To the extent rolled over, it remains tax-deferred.


You may roll over a distribution of pre-tax funds from a TSA to any of the following: a qualified plan, a governmental employer 457(b) EDC plan, a traditional IRA or a TSA. A spousal beneficiary may also roll over death benefits to any of these. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. Rollovers are subject to the Roth IRA conversion rules, which before 2010, restrict conversions of traditional IRAs to Roth IRAs to taxpayers with adjusted gross income of no more than $100,000, whether single or married filing jointly.


The recipient plan must agree to take the distribution. If you are rolling over from a 403(b) plan to a governmental employer 457(b) EDC plan, the recipient governmental employer 457(b) EDC plan must agree to separately account for the rolled-over funds.


The taxable portion of most distributions will be eligible for rollover. However, federal income tax rules exclude certain distributions from rollover treatment including (1) periodic payments for life or for a period of 10 years or more, (2) hardship withdrawals and (3) any required minimum distributions under federal income tax rules. Suspension of account-based required minimum distribution withdrawals for calendar year 2009 temporarily permits distributions which would be ineligible lifetime required minimum distributions in any other year to be rolled over to another eligible retirement plan in calendar year 2009.


NON-ROTH AFTER-TAX CONTRIBUTIONS. Any non-Roth after-tax contributions you have made to a TSA only may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. You may roll over any after-tax contributions you have made to a TSA to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. After-tax contributions from a TSA which are rolled into a traditional IRA cannot be rolled back into a qualified plan or TSA. After-tax contributions may not be rolled into a governmental employer EDC plan.

ROTH AFTER-TAX CONTRIBUTIONS. Amounts attributable to "designated Roth contributions" under a 403(b) plan may only be rolled over to a designated Roth account under another 403(b) plan or a 401(k) plan or to a Roth IRA. They cannot be rolled over to a non-Roth after-tax contribution account under a 403(b) plan or 401(k) plan.

Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover. You should discuss with your tax adviser the rules which may apply to the rolled over funds. For example, distributions from a governmental employer 457(b) EDC plan are generally not subject to the additional 10% federal income tax penalty for pre-age 59-1/2 distributions, which applies to other types of retirement plans. If you roll over funds from an eligible retirement plan which is not a governmental employer 457(b) EDC plan (qualified plan, 403(b) plan or traditional IRA) into a governmental employer 457(b) EDC plan, and you later take a distribution from the recipient government employer 457(b) EDC plan, those amounts generally remain subject to the penalty.


You should check if the recipient plan separately accounts for funds rolled over from another eligible retirement plan, as the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

Direct transfers that are: (1) contract exchanges under the same 403(b) plan,
(2) direct 403(b) plan-to-403(b) plan transfers, or (3) used to purchase permissive service credits under a retirement plan are not distributions.


If there is a mandatory distribution provision in your employer's plan for certain small amounts and you do not designate an eligible retirement plan to receive such a mandatory distribution, Treasury Regulations require a traditional IRA to be established on your behalf.

DISTRIBUTION REQUIREMENTS

TSAs are subject to required minimum distribution rules. See "Required minimum distributions" later in this prospectus.

SPOUSAL CONSENT RULES

If ERISA rules apply to your TSA you will need to get spousal consent for loans, withdrawals or other distributions if you are married when you request a withdrawal type transaction under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the participant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the participant during his or her lifetime. In


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addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the employer's plan and the contract.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o on or after your death; or

o because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

o in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).


PUBLIC EMPLOYEE DEFERRED COMPENSATION PLANS (EDC PLANS)


SPECIAL EMPLOYER AND OWNERSHIP RULES. Employers eligible to maintain EDC plans under Section 457(b) of the Code include governmental entities such as states, municipalities and state agencies (governmental employer). Since EQUI-VEST(R) Strategies(R) is open only to governmental employer EDC plans, no rules applicable to tax-exempt employees are discussed.


An employer can fund its EDC plan in whole or in part with annuity contracts purchased for participating employees and their beneficiaries. These employees do not have to include in income the employer's contributions to purchase the EDC contracts or any earnings until they actually receive funds from a governmental employer EDC plan. The plan's assets must be held in trust for the exclusive benefit of employees. An annuity contract can be a trust equivalent if the contract includes the trust rules. Regardless of contract ownership, the EDC plan may permit the employee to choose among various investment options.


CONTRIBUTION LIMITS. The maximum contribution for 2009 is the lesser of $16,500 or 100% of includible compensation.

Special rules may permit "catch-up" contributions during the three years preceding normal retirement age under the EDC plan. If the plan provides for catch-up contributions for any of the 3 years of service preceding the plan retirement age, the maximum contribution for an individual eligible to make such catch-up contributions is twice the otherwise applicable dollar limit, or $33,000 for 2009.

If the plan permits, an individual at least age 50 at any time during 2009 may be able to make up to $5,500 additional salary reduction contributions. An individual must coordinate this "age 50" catch-up with the other "last 3 years of service" catch up.


ROLLOVER CONTRIBUTIONS. Eligible rollover distributions of pre-tax funds from 403(b) plans, 401(a) qualified plans, other governmental employer EDC plans and traditional IRAs may be rolled over into other such plans. The recipient plan must agree to take the distribution. If the source of the eligible rollover distribution is not a governmental employer EDC plan and the recipient plan is a governmental employer EDC plan, the recipient governmental employer EDC plan must agree to separately account for the rolled-over funds.

Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer EDC plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution.


WITHDRAWAL LIMITS. In general, no amounts may be withdrawn from an EDC plan prior to the calendar year in which the employee attains age 70-1/2, severs from employment with the employer or is faced with an unforeseeable emergency. Under Treasury Regulations, amounts may also be distributed on plan termination.
Small amounts (up to $5,000) may be taken out by the plan participant or forced out by the plan under certain circumstances, even though the plan participant may still be working and amounts would not otherwise be made available. Such a mandatory forced-out distribution is an eligible rollover distribution.
Treasury Regulations require a direct rollover to a traditional IRA established for a plan participant who does not affirmatively designate an eligible retirement plan to receive such a mandatory distribution. For funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan, because the funds are accounted for separately.


DISTRIBUTION REQUIREMENTS. EDC plans are subject to minimum distribution rules similar to those that apply to TSAs. See "Required minimum distributions" later in this prospectus. That is, distributions from EDC plans generally must start no later than April 1st of the calendar year following the calendar year in which the employee attains age 70-1/2 or retires from service with the employer maintaining the


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EDC plan, whichever is later. Failure to make required distributions may cause the disqualification of the EDC plan. Disqualification may result in current taxation of EDC plan benefits. In addition, a 50% penalty tax is imposed on the difference between the required distribution amount and the amount actually distributed, if any. It is the plan administrator's responsibility to see that minimum distributions from an EDC plan are made.

If the EDC plan provides, a deceased employee's beneficiary may be able to elect to receive death benefits in installments instead of a lump sum, and the payments will be taxed as they are received.

TAX TREATMENT OF DISTRIBUTIONS. The taxation of distributions from a governmental employer EDC plan is generally the same as the tax treatment of distributions from TSAs discussed earlier in this prospectus. That is, amounts are generally not subject to tax until actually distributed and amounts may be subject to 20% federal income tax withholding. See "Federal and State income tax withholding and information reporting" later in this prospectus. However, distributions from a governmental employer EDC plan are generally not subject to the additional 10% federal income tax penalty for pre-age 59-1/2 distributions.

TAX-DEFERRED ROLLOVERS. A participant in a governmental employer EDC plan, or in certain cases, a beneficiary, may be able to roll over an eligible rollover distribution from the plan to a traditional IRA, qualified plan or 403(b) plan, as well as to another governmental employer EDC plan. The recipient plan must agree to take the distribution.

If you roll over funds from a governmental employer EDC plan into a different type of eligible retirement plan (qualified plan, 403(b) plan, or traditional
IRA), any subsequent distributions may be subject to the 10% federal income tax penalty noted above. Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You may roll over a distribution from a governmental employer 457(b) plan to any of the following: a 403(b) plan funding vehicle, a qualified plan, another governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.


Distributions from a governmental employer 457(b) plan can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. Rollovers are subject to the Roth IRA conversion rules, which, before 2010, restrict conversions of traditional IRAs to Roth IRAs to taxpayers with adjusted gross income of no more than $100,000, whether single or married filing jointly.


LOANS. Same as for TSAs. (See "Loans from TSAs" under "Distributions from TSAs" earlier in this prospectus.)

BACKGROUND ON REGULATIONS--REQUIRED MINIMUM DISTRIBUTIONS

If you are a participant in a 403(b) plan or a governmental employer EDC plan, the required minimum distribution rules force you to start calculating and taking annual distributions from these tax-favored retirement plans and arrangements by a specified date. The beginning date depends on the type of plan or arrangement, and your age and retirement status. The distribution requirements are designed to use up your interest in the plan over your life expectancy. Whether the correct amount has been distributed is calculated on a year-by-year basis; there are no provisions to allow amounts taken in excess of the required amount to be carried back to other years.


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Congress has enacted a limited suspension of account-based required minimum distribution withdrawals only for calendar year 2009. The suspension does not apply to annuity payments. The suspension does not affect the determination of the Required Beginning Date. Neither lifetime nor post-death required minimum distributions need to be made during 2009. Please note that if you have previously elected to have amounts automatically withdrawn from a contract to meet required minimum distribution rules (for example, our "required minimum distribution (RMD) automatic withdrawal option" or our "beneficiary continuation option" under a deceased individual's contract) we will make distributions for calendar year 2009 unless you request in writing before we make the distribution that you want no required minimum distribution for calendar year 2009. If you receive a distribution which would have been a lifetime required minimum distribution (but for the 2009 suspension), you may preserve the tax deferral on the distribution by rolling it over within 60 days after you receive it to an IRA or other eligible retirement plan. Please note that any distribution to a nonspousal beneficiary which would have been a post-death required minimum distribution (but for the 2009 suspension) are not eligible for the 60-day rollover.
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Distributions must be made according to rules in the Code and Treasury Regulations and the terms of the plan. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from annuity contracts funding tax qualified retirement plans, including 403(b) plans and 457(b) plans. For this purpose additional annuity contract benefits may include enhanced death benefits. If you take annual withdrawals instead of receiving annuity payments, this could increase the amount required to be distributed from these contracts.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS -- WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION

Generally, 403(b) plan and 457(b) EDC plan participants must take the first required minimum distribution for the calendar year in which the participant turns age 70-1/2. However, 403(b) plan and 457(b) EDC plan participants may be able to delay the start of required minimum distributions for all or part of the account balance until after age 70-1/2, as follows:

o For 403(b) plan and 457(b) EDC plan participants who have not retired from service with the employer who provided the funds for this TSA or EDC contract by the calendar year the participant turns age 70-1/2, the required beginning date for minimum distributions is extended to April 1st following the calendar year of retirement.


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o 403(b) plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age 70-1/2.

The first required minimum distribution is for the calendar year in which you turn age 70-1/2, or the year you retire, if you are eligible for the delayed start rule. You have the choice to take this first required minimum distribution during the calendar year you turn 70-1/2 or retire or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2 or retire if you are eligible for the delayed start rule. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CALCULATE REQUIRED MINIMUM DISTRIBUTIONS

There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an "account-based" method, you divide the value of your TSA account or EDC account as of December 31st of the past calendar year by a number corresponding to your age from an IRS table to give you the required minimum distribution amount for that particular plan or arrangement for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may be able to later apply your funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR RETIREMENT PLANS?

No, if you want, you can choose a different method for each of your retirement plans. For example, you can choose an annuity payout from your TSA certificate, a different annuity payout from a qualified plan, and an account-based annual withdrawal from an IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR CERTIFICATE BASED ON THE METHOD YOU CHOOSE?

We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our required minimum distribution (RMD) automatic withdrawal option. Otherwise, you will be responsible each year for asking us to pay the required minimum distribution withdrawal to you.

The IRS will let you calculate the required minimum distribution for each TSA that you maintain, using the method that you picked for that particular 403(b) funding vehicle. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall 403(b) plan required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more TSA contracts or custodial accounts that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR?

The required minimum distribution amount for each of your plans and arrangements is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans or TSAs to the amounts you have to take from your traditional IRAs and vice-versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR?

Your plan or arrangement could be disqualified, and you could have to pay tax on the entire value. Even if your plan or arrangement is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age-group which must take lifetime required minimum distributions. If this is a TSA and you do not select a method with us, we will assume you are taking your required minimum distribution from another TSA contract or custodial account that you own. Note that in the case of an EDC plan the distribution must be taken annually from the EDC contract.


WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary, depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.


INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's or the participant's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of


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the calendar year which contains the fifth anniversary of the owner's death. No distribution is required for a year before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2. Rollovers to another eligible retirement plan, including a traditional IRA, may be available to a surviving spouse death beneficiary.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual such as the estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual participant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

If you die before your Required Beginning Date for lifetime required minimum distribution payments and the death beneficiary is a non-individual such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." Please note that we need an individual participant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

ERISA MATTERS

ERISA rules are designed to save and protect qualified retirement plan assets to be paid to plan participants when they retire.

Some TSAs may be subject to Title I of ERISA, generally dependent on the level of employer involvement, for example, if the employer makes matching contributions.

In addition, certain loan rules apply only to loans under ERISA plans:

o For contracts which are subject to ERISA, the trustee or sponsoring employer is responsible for ensuring that any loan meets applicable DOL requirements. It is the responsibility of the plan administrator, the trustee of the qualified plan and/or the employer, and not AXA Equitable, to properly administer any loan made to plan participants.


o With respect to specific loans made by the plan to a plan participant, the plan administrator determines the interest rate, the maximum term consistent with EQUI-VEST(R) Strategies processing and all other terms and conditions of the loan.


o Only 50% of the participant's vested account balance may serve as security for a loan. To the extent that a participant borrows an amount which should be secured by more than 50% of the participant's vested account balance, it is the responsibility of the trustee or plan administrator to obtain the additional security.

o Each new or renewed loan must bear a reasonable rate of interest commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances.

o Loans must be available to all plan participants, former participants (or death beneficiaries of participants) who still have account balances under the plan, and alternate payees on a reasonably equivalent basis.

o Plans subject to ERISA provide that the participant's spouse must consent in writing to the loan.

CERTAIN RULES APPLICABLE TO PLANS DESIGNED TO COMPLY WITH SECTION 404(c) OF
ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions.

Section 404(c) plans must provide, among other things, that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor and the plan sponsor may choose not to comply with Section 404(c).


The EQUI-VEST(R) Strategies TSA contracts provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. AXA Equitable and its financial professionals shall not be responsible if a plan fails to meet the requirements of Section 404(c).


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms


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for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

We might have to withhold and/or report on amounts we pay under a free look or cancellation.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $19,200 in periodic annuity payments in 2009 your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), and any distribution from a TSA or governmental employer 457(b) EDC plan which is not an eligible rollover distribution we generally withhold at a flat 10% rate.

You cannot elect out of withholding if the payment is an "eligible rollover distribution" from a TSA or governmental employer EDC plan. If a non-periodic distribution from a TSA or governmental employer EDC plan is not an "eligible rollover distribution" then the 10% withholding rate applies.


MANDATORY WITHHOLDING FROM TSA, GOVERNMENTAL EMPLOYER EDC AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from governmental employer 457(b) EDC plans and TSAs are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from governmental employer 457(b) EDC plan distributions. An eligible rollover distribution from one of these eligible retirement plans can be rolled over to another one of these eligible retirement plans or a traditional IRA. All distributions from a TSA, governmental employer 457(b) EDC plan or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o any distributions which are "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for the life (or life expectancy) or the joint lives (or joint life expectancies of the plan participant (and designated beneficiary); or

o substantially equal periodic payments made for a specified period of 10 years or more; or


o hardship withdrawals or for EDC, unforseeable emergency withdrawals; or


o corrective distributions which fit specified technical tax rules; or

o loans that are treated as distributions; or

o a death benefit payment to a beneficiary who is not the plan participant surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not the plan participant current spouse or former spouse.

A death benefit payment to the plan participant surviving spouse, or a qualified domestic relations order distribution to the plan participant current or former spouse, may be a distribution subject to mandatory 20% withholding.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.


                                                             Tax information  53

8. More information

--------------------------------------------------------------------------------

ABOUT OUR SEPARATE ACCOUNT A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. The results of Separate Account A's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts and certificates is based on the assets in Separate Account A. However, the obligations themselves are obligations of AXA Equitable.

Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


Each subaccount (variable investment option) within Separate Account A invests solely in Class IB/B shares issued by the corresponding portfolio of its Trust.


We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2) to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5) to deregister Separate Account A under the Investment Company Act of 1940;

(6) to restrict or eliminate any voting rights as to Separate Account A;

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8) to unilaterally change the contract and your certificate in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.

Any change in the contract and your certificate must be in writing and made by our authorized officer. We will provide notice of any contract and certificate changes.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio.


The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees or Board of Directors, as applicable, of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan relating to its Class IB/B shares, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.


ABOUT THE GENERAL ACCOUNT


Our general account supports all of our policy and contract guarantees, including those that apply to the guaranteed interest option as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The interests under the contract in the general account are issued by AXA Equitable. Interests in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.


We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to general accounts, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

DATES AND PRICES AT WHICH CERTIFICATE EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your certificate will occur. Other portions of this prospec-


54  More information
tus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

         - on a non-business day:
         - after 4:00 PM, ET on a business day; or
         - after an early close of regular trading on the NYSE on a business day.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o Quarterly rebalancing will be processed on a calendar year basis. Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.

CONTRIBUTIONS, TRANSFERS, WITHDRAWALS AND SURRENDERS


o Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.


o Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.


o Contributions made to the special dollar cost averaging program will be credited with the interest rate in effect on the date the first contribution is received by us and allocated to the time period initially selected by you.


o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.


o Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.


o For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

o For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

o Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:

o the election of trustees;

o the formal approval of independent auditors selected for each Trust; or

o any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give participants the opportunity to instruct us how to vote the number of shares attributable to their certificates if a shareholder vote is taken. If we do not receive instructions in time from all participants, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that participants vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our participants arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our participants, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to Separate Account A require participant approval, participants will be entitled to one vote for each unit they have in the variable investment options. Each participant who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by participants.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered


                                                            More information  55
material with respect to a participant's interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the certificates, or the distribution of the certificates.

FINANCIAL STATEMENTS

The financial statements of Separate Account A, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. You may request one by writing our processing office or calling 1-800-628-6673.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

The owner may not assign a contract or certificate for any purpose.

You cannot assign a certificate as security for a loan or other obligation. Loans from account value, however, are permitted unless restricted by the employer.

FUNDING CHANGES

The employer or trustee can change the funding vehicle for the plan.


DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by AXA Advisors, LLC ("AXA Advisors"). AXA Advisors serves as the principal underwriter of Separate Account A. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and is under the common control of AXA Financial, Inc. Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). AXA Advisors also acts as a distributor for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with AXA Advisors ("Selling broker-dealers").

AXA Equitable pays compensation to AXA Advisors based on contracts sold.

Compensation paid to AXA Advisors is based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation") and will generally not exceed 16.0% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable on the sale of a contract to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. In some instances, a financial professional or Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 0.70% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

AXA Advisors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. AXA Advisors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or EQUI-VEST(R) Strategies on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Advisors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Advisors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of AXA Advisors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

AXA Advisors receives 12b-1 fees from the portfolios for providing certain distribution and/or shareholder support services. AXA Advisors or its affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or



56  More information
entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any contribution-based and asset-based compensation paid by AXA Equitable to AXA Advisors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.



                                                            More information  57

Appendix I: Condensed financial information

--------------------------------------------------------------------------------


The following tables show the accumulation unit values and the number of outstanding units for each variable investment option at the last business day of the periods shown. The unit values and number of units outstanding are for contracts offered under Separate Account A with the same daily asset charge of 0.90% and 0.50%. The unit values and number of units outstanding for contracts offered under Separate Account A with daily asset charges of 0.70% are available in the Statement of Additional Information. To request a copy of the Statement of Additional Information, please contact our Processing Office. At the date of this Prospectus, unit values and number of units outstanding for contracts offered under Separate Account A with asset based charges of 0.00%, 0.10%, 0.25%, 0.60%, 0.80%, 1.00%, 1.10% and 1.15% did not exist. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.




THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                For the years ending December 31,
                                          ------------------------------------------------------------------------------------------
                                                1999         2000            2001         2002         2003          2004
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --              --           --     $ 109.27      $ 121.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --              --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --              --           --     $ 102.27      $ 107.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --              --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --              --           --     $ 104.26      $ 111.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --              --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --              --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --              --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --              --           --     $ 108.08      $ 119.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --              --           --           --             1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --              --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --              --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --              --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --              --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --              --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --              --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --              --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --              --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 113.77     $ 126.07        $ 131.84     $ 108.89     $ 141.57      $ 155.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --              --           --            3             1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --              --     $  76.66     $  97.27      $ 117.26
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --              --           --            5            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --              --           --           --      $ 107.08
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --              --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 107.76     $ 103.69        $  87.65     $  63.89     $  81.01      $  83.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --              --           --            1            --
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                             For the years ending December 31,
                                                      -------------------------------------------
                                                              2005         2006         2007
-------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 129.64    $  151.47      $ 159.36
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              1            5             9
-------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 109.09    $  115.00      $ 120.57
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              1            1             2
-------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 113.91    $  122.77      $ 128.34
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              2            4             7
-------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 183.99       201.66      $ 212.90
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             56           60            67
-------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 126.46    $  143.50      $ 151.29
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              6           16            35
-------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 206.24    $  226.80      $ 233.16
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             65           65            67
-------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 151.99    $  155.73      $ 165.32
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              3            3             3
-------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 147.18    $  180.59      $ 200.46
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             28           31            36
-------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 179.44    $  194.31      $ 225.25
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             11           11            12
-------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 158.27    $  189.64      $ 190.15
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              4            4             4
-------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 128.80    $  160.43      $ 175.18
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             10           14            20
-------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 112.64    $  129.46      $ 133.03
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              1            1             2
-------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
-------------------------------------------------------------------------------------------------
  Unit value                                                $  89.61    $   93.45      $ 103.84
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              2            3             3
-------------------------------------------------------------------------------------------------


I-1 Appendix I: Condensed financial information

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                For the years ending December 31,
                                          ------------------------------------------------------------------------------------------
                                                1999         2000            2001         2002         2003          2004
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    --            --              --        $ 54.67      $ 67.15     $  70.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            --              --             --            1           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    --            --              --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            --              --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    --            --              --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            --              --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    --            --              --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            --              --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    --            --              --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            --              --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    --            --              --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            --              --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    --            --              --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            --              --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    --            --              --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            --              --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    --            --              --             --           --     $ 113.34
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            --              --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    --            --              --        $ 68.67      $ 90.25     $ 101.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            --              --             --            1           --
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                                             For the years ending December 31,
                                                       ------------------------------------------
                                                               2005         2006         2007
-------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
-------------------------------------------------------------------------------------------------
  Unit value                                                 $  73.16    $  77.86    $  81.39
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               1           1           1
-------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
-------------------------------------------------------------------------------------------------
  Unit value                                                 $ 104.28    $ 111.58    $ 113.67
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --           1
-------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
-------------------------------------------------------------------------------------------------
  Unit value                                                       --          --    $  97.21
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --           1
-------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
-------------------------------------------------------------------------------------------------
  Unit value                                                 $ 197.59    $ 225.93    $ 235.57
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              23          26          28
-------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
-------------------------------------------------------------------------------------------------
  Unit value                                                 $  97.60    $ 100.03    $ 108.35
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --           1
-------------------------------------------------------------------------------------------------
 EQ/Franklin Income
-------------------------------------------------------------------------------------------------
  Unit value                                                       --    $ 104.43    $ 105.62
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --           7
-------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
-------------------------------------------------------------------------------------------------
  Unit value                                                       --    $ 108.37    $  98.12
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --          --
-------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
-------------------------------------------------------------------------------------------------
  Unit value                                                       --          --    $  95.43
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --          --           1
-------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
-------------------------------------------------------------------------------------------------
  Unit value                                                 $ 117.17    $ 137.99    $ 149.46
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               1           2           5
-------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
-------------------------------------------------------------------------------------------------
  Unit value                                                 $ 117.94    $ 139.38    $ 159.14
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               4           5           5
-------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information I-2

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                For the years ending December 31,
                                          ------------------------------------------------------------------------------------------
                                                1999         2000            2001         2002         2003          2004
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         --           --          --        $ 107.54     $ 110.17     $ 113.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           --          --              --            1           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 98.44     $ 104.17    $  96.20        $  77.17     $  96.98     $ 106.52
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           --          --              --            1           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $104.65     $ 102.99    $  85.75        $  67.12     $  81.18     $  89.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           --          --              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $166.37     $ 133.82    $  87.46        $  56.92     $  72.94     $  81.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           --          --               4            4           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         --           --          --              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           --          --              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         --           --          --              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           --          --              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         --           --          --              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           --          --              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         --           --    $ 105.94        $  92.92     $ 120.75     $ 132.24
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           --          --              --            3            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $103.94     $ 108.31    $ 111.62        $  94.35     $ 124.60     $ 145.52
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           --          --              --            3            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $105.79     $ 111.13    $ 114.06        $ 114.42     $ 114.04     $ 113.89
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           --          --              --           --            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         --           --          --              --           --     $ 104.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           --          --              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         --           --          --              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           --          --              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         --           --          --              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           --          --              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         --           --          --              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           --          --              --           --           --
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                             For the years ending December 31,
                                                     --------------------------------------------
                                                               2005         2006         2007
-------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 115.13     $ 118.73     $ 121.31
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              3            4            6
-------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 109.75     $ 130.93     $ 128.17
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              1            1           --
-------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
-------------------------------------------------------------------------------------------------
  Unit value                                                $  95.21     $ 106.56     $ 109.70
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              1            1            1
-------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
-------------------------------------------------------------------------------------------------
  Unit value                                                $  87.96     $ 104.93     $ 120.23
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              5           26           26
-------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 100.29     $ 101.20     $ 107.70
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --            1            1
-------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 106.30     $ 123.48     $ 126.61
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --            1            1
-------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 111.82     $ 124.58     $ 124.17
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --            1            2
-------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 145.08     $ 157.18     $ 177.63
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             11           16           21
-------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 160.54     $ 144.61     $ 141.01
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              5           16           19
-------------------------------------------------------------------------------------------------
 EQ/Money Market
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 130.47     $ 135.41     $ 140.86
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              1           19           26
-------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
-------------------------------------------------------------------------------------------------
  Unit value                                                $ 109.43     $ 117.07     $ 140.16
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --           --            1
-------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
-------------------------------------------------------------------------------------------------
  Unit value                                                      --     $ 107.25     $ 108.03
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --            1            1
-------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
-------------------------------------------------------------------------------------------------
  Unit value                                                      --     $ 111.10     $ 116.38
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --           --            1
-------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
-------------------------------------------------------------------------------------------------
  Unit value                                                      --           --     $  95.45
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --           --           --
-------------------------------------------------------------------------------------------------


I-3 Appendix I: Condensed financial information

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.




------------------------------------------------------------------------------------------------------------------------------------
                                                                For the years ending December 31,
                                          ------------------------------------------------------------------------------------------
                                                1999         2000            2001         2002         2003          2004
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --               --          --           --             --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --               --          --           --             --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --               --          --           --             --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --               --          --           --             --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --               --    $  81.92     $ 118.42       $ 138.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --               --          --            1             --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --               --          --           --       $ 111.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --               --          --           --             --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --               --          --           --             --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --               --          --           --             --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --               --          --           --             --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --               --          --           --             --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 198.84     $ 118.14         $ 111.05    $ 103.54     $ 160.00       $ 196.10
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --               --          --            1             --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --               --          --           --             --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --               --          --           --             --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --               --          --           --             --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --               --          --           --             --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --               --    $ 107.20     $ 110.22       $ 113.47
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --               --          --            1              1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --               --    $  79.33     $ 100.74       $ 111.95
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --               --          --           --             --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --               --          --           --             --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --               --          --           --             --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --               --    $  78.42     $ 104.39       $ 121.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --               --          --            1              1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --               --    $  79.44     $ 103.20       $ 117.02
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --               --          --           --             --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --               --    $  62.27     $  86.54       $  95.83
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --               --          --            1             --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --               --    $  74.03     $ 103.15       $ 117.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --               --          --            1             --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --               --          --           --       $ 114.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --               --          --           --             --
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                         For the years ending December 31,
                                             --------------------------------------------------
                                                           2005         2006         2007
-----------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
-----------------------------------------------------------------------------------------------
  Unit value                                                    --     $ 111.14     $ 108.19
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --            1
-----------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
-----------------------------------------------------------------------------------------------
  Unit value                                              $  99.64     $  99.13     $ 109.51
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            4            7
-----------------------------------------------------------------------------------------------
 EQ/Small Company Index
-----------------------------------------------------------------------------------------------
  Unit value                                              $ 142.68     $ 166.44     $ 161.92
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            5            6            7
-----------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
-----------------------------------------------------------------------------------------------
  Unit value                                              $ 114.73     $ 109.14     $ 115.97
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --            4
-----------------------------------------------------------------------------------------------
 EQ/Templeton Growth
-----------------------------------------------------------------------------------------------
  Unit value                                                    --     $ 107.73     $ 108.98
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            1            1
-----------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
-----------------------------------------------------------------------------------------------
  Unit value                                              $ 104.60     $ 120.15     $ 116.08
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            1            1
-----------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
-----------------------------------------------------------------------------------------------
  Unit value                                              $ 258.05     $ 295.50     $ 415.87
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            2            6            9
-----------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
-----------------------------------------------------------------------------------------------
  Unit value                                              $ 124.11     $ 134.38     $ 163.01
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --            1            3
-----------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
-----------------------------------------------------------------------------------------------
  Unit value                                                    --           --     $  83.06
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --           --            9
-----------------------------------------------------------------------------------------------
 Multimanager Core Bond
-----------------------------------------------------------------------------------------------
  Unit value                                              $ 114.42     $ 117.67     $ 123.90
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            2            2            3
-----------------------------------------------------------------------------------------------
 Multimanager Health Care
-----------------------------------------------------------------------------------------------
  Unit value                                              $ 118.66     $ 123.63     $ 133.49
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            2            3            3
-----------------------------------------------------------------------------------------------
 Multimanager High Yield
-----------------------------------------------------------------------------------------------
  Unit value                                              $ 144.66     $ 157.99     $ 161.88
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            4            4            5
-----------------------------------------------------------------------------------------------
 Multimanager International Equity
-----------------------------------------------------------------------------------------------
  Unit value                                              $ 139.55     $ 173.31     $ 193.09
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            2            4            5
-----------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
-----------------------------------------------------------------------------------------------
  Unit value                                              $ 124.20     $ 146.87     $ 150.84
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            2            2            3
-----------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
-----------------------------------------------------------------------------------------------
  Unit value                                              $ 102.93     $ 111.81     $ 123.99
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            3            3            4
-----------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
-----------------------------------------------------------------------------------------------
  Unit value                                              $ 125.26     $ 142.42     $ 141.27
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            2            2            3
-----------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
-----------------------------------------------------------------------------------------------
  Unit value                                              $ 122.18     $ 133.44     $ 137.10
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            1            1            3
-----------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information I-4

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.




------------------------------------------------------------------------------------------------------------------------------------
                                                                For the years ending December 31,
                                          ------------------------------------------------------------------------------------------
                                                1999         2000            2001         2002         2003          2004
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --               --       $ 114.07     $ 155.30     $ 180.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --               --             --            2            1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --               --       $  56.89     $  88.87     $  92.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --               --             --            1           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --               --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --               --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --               --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --               --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --               --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --               --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --               --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --               --             --           --           --
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                         For the years ending December 31,
                                                  ---------------------------------------------
                                                           2005         2006         2007
-----------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
-----------------------------------------------------------------------------------------------
  Unit value                                             $ 186.98     $ 215.15     $ 192.22
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           9           10           13
-----------------------------------------------------------------------------------------------
 Multimanager Technology
-----------------------------------------------------------------------------------------------
  Unit value                                             $ 101.96     $ 108.42     $ 127.01
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           6            6            6
-----------------------------------------------------------------------------------------------
 Target 2015 Allocation
-----------------------------------------------------------------------------------------------
  Unit value                                                   --     $ 108.47     $ 115.27
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --            1
-----------------------------------------------------------------------------------------------
 Target 2025 Allocation
-----------------------------------------------------------------------------------------------
  Unit value                                                   --     $ 109.42     $ 116.42
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --           --
-----------------------------------------------------------------------------------------------
 Target 2035 Allocation
-----------------------------------------------------------------------------------------------
  Unit value                                                   --     $ 110.31     $ 117.39
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --            1
-----------------------------------------------------------------------------------------------
 Target 2045 Allocation
-----------------------------------------------------------------------------------------------
  Unit value                                                   --     $ 111.10     $ 118.69
-----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          --           --           --
-----------------------------------------------------------------------------------------------



I-5 Appendix I: Condensed financial information

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.




------------------------------------------------------------------------------------------------------------------------------------
                                                                         For the years ending December 31,
                                               -------------------------------------------------------------------------------------
                                                        2002        2003         2004        2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --     $ 109.38     $ 121.67      $ 130.82     $ 153.46     $ 162.11
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --     $ 102.37     $ 108.00      $ 110.08     $ 116.51     $ 122.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --     $ 104.36     $ 111.89      $ 114.94     $ 124.39     $ 130.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --           --            --     $ 103.11     $ 109.30
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --     $ 108.19     $ 120.23      $ 127.61     $ 145.39     $ 153.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --           --            --     $ 104.17     $ 107.52
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --           --            --     $ 100.44     $ 107.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --           --            --     $ 105.97     $ 118.10
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --           --            --     $ 103.84     $ 120.87
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 88.81     $ 115.93     $ 127.54      $ 130.65     $ 157.18     $ 158.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 62.51     $  79.64     $  96.39      $ 106.30     $ 132.94     $ 145.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --     $ 107.17      $ 113.20     $ 130.62     $ 134.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 57.22     $  72.85     $  75.08      $  81.24     $  85.06     $  94.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 47.88     $  59.05     $  62.01      $  64.85     $  69.30     $  72.73
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --           --      $ 104.56     $ 112.32     $ 114.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --           --            --           --     $  97.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --           --            --     $ 103.22     $ 108.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information I-6

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.



------------------------------------------------------------------------------------------------------------------------------------
                                                                         For the years ending December 31,
                                               -------------------------------------------------------------------------------------
                                                        2002        2003         2004        2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --           --      $  97.69     $ 100.53     $ 109.34
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --           --            --     $ 104.56     $ 106.18
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --           --            --     $ 108.50     $  98.64
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --           --            --           --     $  95.67
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --     $ 113.44      $ 117.75     $ 139.23     $ 151.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 61.65    $  81.36     $  91.97      $ 107.18     $ 127.17     $ 145.80
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $108.01    $ 111.09     $ 115.07      $ 117.03     $ 121.18     $ 124.31
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 78.07    $  98.51     $ 108.69      $ 112.39     $ 134.61     $ 132.31
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 64.03    $  77.76     $  86.19      $  91.93     $ 103.30     $ 106.78
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 35.99    $  46.31     $  51.89      $  56.29     $  60.37     $  69.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --           --      $ 100.56     $ 101.88     $ 108.86
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --           --      $ 105.59     $ 124.31     $ 127.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --           --      $ 112.11     $ 125.42     $ 125.51
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 93.38    $ 121.84     $ 133.98      $ 147.58     $ 160.53     $ 182.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 95.25    $ 126.30     $ 148.09      $ 164.04     $ 183.59     $ 179.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --           --            --     $ 100.76     $ 105.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --     $ 104.85      $ 109.97     $ 118.12     $ 141.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------


I-7 Appendix I: Condensed financial information

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.




------------------------------------------------------------------------------------------------------------------------------------
                                                                         For the years ending December 31,
                                               -------------------------------------------------------------------------------------
                                                        2002        2003         2004        2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --          --     $ 107.38      $ 108.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --          --     $ 111.23      $ 116.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --          --           --      $  95.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --          --     $ 111.28      $ 108.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --    $  99.91     $  99.80      $ 110.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 82.28     $ 119.41      $ 139.82    $ 145.04     $ 169.88      $ 165.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --      $ 111.43    $ 115.29     $ 110.11      $ 117.48
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --          --     $ 107.79      $ 109.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --    $ 104.88     $ 120.95      $ 117.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 70.62     $ 109.56      $ 134.82    $ 178.13     $ 242.92      $ 343.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --    $ 124.44     $ 135.28      $ 164.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --          --           --      $  83.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --             1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $107.64     $ 111.11      $ 114.85    $ 116.28     $ 120.06      $ 126.94
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 79.66     $ 101.56      $ 113.31    $ 120.59     $ 126.14      $ 136.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --          --     $ 102.63      $ 105.59
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 78.74     $ 105.24      $ 123.46    $ 141.82     $ 176.83      $ 197.82
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 79.76     $ 104.03      $ 118.45    $ 126.22     $ 149.85      $ 154.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information I-8

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.


------------------------------------------------------------------------------------------------------------------------------------
                                                                         For the years ending December 31,
                                               -------------------------------------------------------------------------------------
                                                        2002        2003       2004        2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                          $ 62.53    $  87.24    $  96.99     $ 104.60     $ 114.09     $ 127.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                          $ 74.33    $ 103.99    $ 119.18     $ 127.30     $ 145.32     $ 144.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               --          --    $ 114.80     $ 122.78     $ 134.64     $ 138.89
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                          $108.77    $ 148.68    $ 173.24     $ 180.45     $ 208.48     $ 187.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                          $ 57.12    $  89.59    $  93.59     $ 103.61     $ 110.62     $ 130.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               --          --          --           --     $ 108.60     $ 115.88
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               --          --          --           --     $ 109.56     $ 117.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               --          --          --           --     $ 110.45     $ 118.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               --          --          --           --     $ 111.24     $ 119.32
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------


I-9 Appendix I: Condensed financial information

Appendix II: Death benefit example


--------------------------------------------------------------------------------


If you do not elect the enhanced death benefit, the death benefit is equal to
(i) your account value, or (ii) the standard death benefit, less any outstanding loan balance (including any accrued, but unpaid loan interest). The standard death benefit is equal to your total contributions, adjusted for withdrawals, including any withdrawal charges and taxes that may apply. If you elect the enhanced death benefit, the death benefit is equal to (i) the account value, or (ii) the enhanced death benefit as of the date of your death, whichever provides the highest amount.


Please see "Death benefit" under "Contract features and benefits" earlier in this prospectus for more detailed information.

The following illustrates the death benefit calculation. Assuming $100,000 is allocated to the variable investment options, no additional contributions, no transfers and no loans or withdrawals, the death benefit for a participant age 45 would be calculated as follows:


--------------------------------------------------------------------------------------------
  End of participation
         year               Account value(1)        Contribution      Enhanced death benefit
--------------------------------------------------------------------------------------------
            1               $  105,000(2)          $100,000             $  100,000
--------------------------------------------------------------------------------------------
            2               $  115,500(2)                                $  100,000
--------------------------------------------------------------------------------------------
            3               $  129,360(2)                                $  129,360 (2)
--------------------------------------------------------------------------------------------
            4               $  103,488                                   $  129,360(3)
--------------------------------------------------------------------------------------------
            5               $  113,837                                   $  129,360 (3)
--------------------------------------------------------------------------------------------
            6               $  127,497                                   $  129,360(3)
--------------------------------------------------------------------------------------------
            7               $  127,497                                   $  129,360 (3)
--------------------------------------------------------------------------------------------
            8               $  133,872(2)                                $  129,360
--------------------------------------------------------------------------------------------
            9               $  147,259                                   $  147,259 (4)
--------------------------------------------------------------------------------------------



The account values for participation years 1 through 9 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%,
12.00%, 0.00%, 5.00% and 10.00%. We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

(1) If the enhanced death benefit was not elected, the death benefit on each participation date anniversary would be equal to the account value, since it is higher than the contribution.

(2) If the enhanced death benefit was elected, at the end of participation years 1, 2, 3 and 8, the death benefit will be equal to the account value. Also in participation year 3, the enhanced death benefit is increased to equal the account value.

(3) At the end of participation years 4, 5, 6 and 7, the death benefit would be equal to the enhanced death benefit since it is higher than the account value. Also, at the end of participation year 6, no adjustment would be made to the enhanced death benefit, since the enhanced death benefit is higher than the account value.

(4) At the end of participation year 9, the enhanced death benefit would be increased to the account value, since the account value on the participation date anniversary is higher than the current enhanced death benefit.

                                         Appendix II: Death benefit example II-1

Appendix III: State contract availability and/or variations of certain features and benefits


--------------------------------------------------------------------------------

STATES WHERE CERTAIN EQUI-VEST(R) STRATEGIES EMPLOYER-SPONSORED RETIREMENT PROGRAMS FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR HAVE CERTAIN VARIATIONS TO FEATURES AND/OR BENEFITS:



------------------------------------------------------------------------------------------------------------------------------------
State      Features and benefits          Contract type           Availability or variation
------------------------------------------------------------------------------------------------------------------------------------
MISSOURI   See "Withdrawal charge"        TSA 403(b) contracts    Waiver (4) regarding total disability is not available.
           in the "Charges under the
           contracts" section under
           "Charges and expenses"
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK   See "Allocating your contri-   TSA 403(b) contracts    Allocations to the guaranteed interest option are limited
           butions" under "contract                               to no more than 25% of any contribution.
           features and benefits"

           See "Transferring your         TSA 403(b) contracts    The restriction on transfers into the guaranteed interest
           account value" under                                   option is in effect as of the date of this Prospectus.
           "Transferring your money
           among investment
           options"

           See "Your annuity payout       TSA 403(b) contracts    The fixed life annuity and Variable Immediate Annuity
           options" under "Accessing                              payout options are not available.
           your money"

           See "Annual administrative     TSA 403(b) contracts    The annual administrative charge will not be deducted
           charge" in the "Charges                                from amounts allocated to the guaranteed interest
           under the contracts" sec-                              option.
           tion under "Charges and
           expenses"

           See "Charge for enhanced       TSA 403(b) contracts    The charge for the enhanced death benefit, if elected,
           death benefit" in the                                  will not be deducted from amounts allocated to the
           "Charges under the con-                                guaranteed interest option.
           tracts" section under
           "Charges and expenses"
------------------------------------------------------------------------------------------------------------------------------------
VERMONT    See "Loans under TSA,          TSA 403(b) contracts.   Taking a loan in excess of Internal Revenue Code limits
           governmental employer                                  may result in adverse tax consequences. Please consult
           EDC and Corporate Trust-                               your tax adviser before taking a loan that exceeds the
           eed contracts" in                                      Internal Revenue Code limits.
           "Accessing your money"
------------------------------------------------------------------------------------------------------------------------------------
           See "Tax information"                                  100% of the certificate owner's cash value is available
                                                                  for a loan (if loans are permitted by the Plan).
------------------------------------------------------------------------------------------------------------------------------------


III-1 Appendix III: State contract availability and/or variations of certain features and benefits

------------------------------------------------------------------------------------------------------------------------------------
State        Features and benefits        Contract type            Availability or variation
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON   See "Annual administrative   TSA 403(b) contracts     The annual administrative charge will not be deducted
             charge" in the "Charges                               from amounts allocated to the guaranteed interest
             under the contracts" sec-                             option.
             tion under "Charges and
             expenses"

             See "Withdrawal Charge"      All contract types and   Waiver (6) regarding the definition of a nursing home is
             in the "Charges under the    series.                  deleted, and replaced with the following:
             contract" section under
             "Charges and expenses"                                "A nursing home for this purpose means any home,
                                                                   place, or institution which operates or maintains facilities providing convalescent or chronic care, or both, for a
                                                                   period in excess of twenty-four consecutive hours for
                                                                   three or more patients not related by blood or marriage
                                                                   to the operator, who by reasons of illness or infirmity, are unable to properly care for themselves and as further
                                                                   defined in RCW 18.51.010"
------------------------------------------------------------------------------------------------------------------------------------


          Appendix III: State contract availability and/or variations of certain features and benefits III-2

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                            Page

Who is AXA Equitable?                                                        2
Calculation of annuity payments                                              2
Custodian and independent registered public accounting firm                  2
Distribution of the contracts                                                3
Calculating unit values                                                      3
Condensed financial information                                              4
Financial statements                                                        13



How to obtain an EQUI-VEST(R) Strategies Statement of Additional Information for Separate Account A


Call (800) 628-6673 or send this request form to:

  EQUI-VEST(R)
  Employer Sponsored Programs
  Processing Office
  AXA Equitable
  P.O. Box 4956
  Syracuse, NY 13221-4956


--------------------------------------------------------------------------------

Please send me an EQUI-VEST(R) Strategies Statement of Additional Information dated March 23, 2009



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City           State    Zip











                                                                          X02030

EQUI-VEST(R) STRATEGIES

A group flexible premium deferred variable annuity contract


STATEMENT OF ADDITIONAL INFORMATION DATED
MARCH 23, 2009



--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related prospectus for EQUI-VEST(R)
STRATEGIES, dated March 23, 2009. That prospectus provides detailed information concerning the contracts and the variable investment options, as well as the fixed maturity options that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account A. Definitions of special terms used in the SAI are found in the prospectus.


On September 7, 2004, our name was changed from "The Equitable Life Assurance Society of the United States" to "AXA Equitable Life Insurance Company."

A copy of the prospectus is available free of charge by writing our Processing Office (P.O. Box 4956, Syracuse, NY 13221-4956), by calling toll free, (800) 628-6673, or by contacting your financial professional.

TABLE OF CONTENTS

Who is AXA Equitable?                                                        2

Calculation of annuity payments                                              2

Custodian and independent registered public accounting firm                  2

Distribution of the contracts                                                3

Calculating unit values                                                      3

Condensed financial information                                              4


Financial statements                                                        13


EQUI-VEST(R) is a Registered service mark of AXA Equitable Life Insurance
             Company (AXA Equitable). Co-distributed by affiliates,
AXA Advisors, LLC and AXA Distributors, LLC, 1290 Avenue of the Americas, New
                                York, NY 10104
   Copyright 2009 AXA Equitable Life Insurance Company - All rights reserved


                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                 212-554-1234



                                                                   x02030_x02629

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: AXA Corporate Solutions Reinsurance Company ("AXA Corporate Solutions") and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and AXA Corporate Solutions, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.


CALCULATION OF ANNUITY PAYMENTS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Payout option, you should read the prospectus which contains important information you should know.

The calculation of monthly annuity payments under a contract takes into account the number of annuity units of each variable investment option credited under a certificate, their respective annuity unit values, and a net investment factor. The annuity unit values used may vary, although the method of calculating annuity unit values set forth below remains the same. Annuity unit values will also vary by variable investment option.

For each valuation period, the adjusted net investment factor is equal to the net investment factor for the variable investment option reduced for each day in the valuation period by:

o .00013366 of the net investment factor for a certificate with an assumed base rate of net investment return of 5% a year; or

o .00009425 of the net investment factor for a certificate with an assumed base rate of net investment return of 3-1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

The assumed base rate will be 5%, except in states where that rate is not permitted. Annuity payments based upon an assumed base rate of 3-1/2% will at first be smaller than those based upon a 5% assumed base rate. Payments based upon a 3-1/2% rate, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those based upon a 5% rate.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the business day specified on your election form or on such other future date as specified therein. The first three monthly payments are the same. The initial payment will be calculated using the basis guaranteed in the applicable contract or our current basis, whichever would provide the higher initial benefit.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three will vary according to the investment performance of the variable investment option(s) selected to fund the variable payments. After that, each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the selected fund for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the valuation period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month.

Illustration of calculation of annuity payments

To show how we determine variable annuity payments, assume that the account value on a retirement date is enough to fund an annuity with a monthly payment of $100 and that the annuity unit value of the selected variable investment option for the valuation period that includes the due date of the first annuity payment is $3.74. The number of annuity units credited under the certificate would be 26.74 (100 divided by 3.74 = 26.74). Based on a hypothetical average annuity unit value of $3.56 in October 2009, the annuity payment due in December 2009 would be $95.19 (the number of units (26.74) times $3.56).


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account A.

The financial statements of the Separate Account at December 31, 2007 and for each of the two years in the period ended December 31, 2007, and the consolidated financial statements of AXA Equitable at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of AXA Equitable for the year ended December 31, 2005 are also included in this SAI in reliance on the reports of KPMG LLP, an independent registered public accounting firm, on (i) the Consolidated Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein L.P. and (ii) the Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein Holding L.P. (together "AllianceBernstein", formerly "Alliance") for the year ended December 31, 2005. The reports are given on the authority of said firm as experts in auditing and accounting.

KPMG LLP was AllianceBernstein's independent registered public accounting firm for the year ended December 31, 2005. On March 8, 2006, KPMG LLP was terminated, and PricewaterhouseCoopers LLP was appointed as AllianceBernstein's independent registered public accounting firm, as disclosed on AXA Equitable's Report on Form 8-K filed on March 13, 2006. AllianceBernstein Corporation, an indirect wholly owned subsidiary of AXA Equitable, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.


DISTRIBUTION OF THE CONTRACTS

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account A, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2007, 2006 and 2005. AXA Equitable paid AXA Advisors, as distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account A, $731,920,627 in 2007, $672,531,658 in 2006 and $588,734,659 in 2005. Of these amounts, for each of these three years, AXA Advisors retained $386,036,299, $339,484,801 and $293,075,553, respectively.

Under a Distribution Agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account A, AXA Equitable paid AXA Distributors, LLC, distribution fees of $1,007,208,067 in 2007, $694,578,570 in 2006 and $561,166,840 in 2005, as distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account A. Of these amounts, for each of these three years, AXA Distributors, LLC retained $95,562,846, $88,941,713 and $120,349,631, respectively.


CALCULATING UNIT VALUES


Unit values are determined at the end of each "valuation period" for each of the variable investment options. A valuation period is each business day together with any consecutive preceding non-business day. The unit values for EQUI-VEST(R) Strategies may vary. The method of calculating unit values is set forth below.


The unit value for a variable investment option for any valuation period is equal to the unit value for the preceding valuation period multiplied by the "net investment factor" for the variable investment option for that valuation period. The net investment factor is:

                                      ( a )
                                      (---)  - c
                                      ( b )

where:

(a) is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated or withdrawn from the variable investment options for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and direct expenses of such Trust.

(b) is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts allocated or withdrawn for that valuation period).

(c) is the daily Separate Account A asset charge for the expenses of the contracts times the number of calendar days in the valuation period, plus any charge for taxes or amounts set aside as a reserve for taxes.

CONDENSED FINANCIAL INFORMATION


The following tables show the accumulation unit values and the number of outstanding units for each variable investment option as of the last business day of the periods shown. The unit values and number of units outstanding are for contracts offered under Separate Account A with the same daily asset charge of 0.90% and 0.50%. The information presented is shown for the past ten years, or from the first year the particular contracts were offered, if less than ten years ago.


        THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED
                              UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   For the years ending
                                                                                                       December 31,
                                                                                         -------------------------------------------
                                                                                                1999         2000        2001
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 116.55    $  94.27    $  70.28
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --    $  95.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 113.77    $ 126.07    $ 131.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --          --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
                                                                                      ----------------------------------------------
                                                                                                2002        2003         2004
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 109.27     $ 121.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 102.27     $ 107.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 104.26     $ 111.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --     $ 108.08     $ 119.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  48.46     $  59.16     $  63.54
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            3            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  81.63     $ 104.15     $ 117.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            5            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 108.89     $ 141.57     $ 155.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            3            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  76.66     $  97.27     $ 117.26
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --            5           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --     $ 107.08
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --           --



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 129.64    $  151.47     $ 159.36
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            5            9
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.09    $  115.00     $ 120.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1            2
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 113.91    $  122.77     $ 128.34
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            4            7
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 183.99       201.66     $ 212.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              56           60           67
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 126.46    $  143.50     $ 151.29
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               6           16           35
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 206.24    $  226.80     $ 233.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              65           65           67
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 151.99    $  155.73     $ 165.32
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            3            3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 147.18    $  180.59     $ 200.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              28           31           36
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  72.38    $   71.34     $  80.58
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               4            6            9
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 164.70    $  169.90     $ 176.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5            4            6
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 179.44    $  194.31     $ 225.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              11           11           12
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 122.34    $  147.18     $ 139.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              13           18           16
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 158.27    $  189.64     $ 190.15
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               4            4            4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 128.80    $  160.43     $ 175.18
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              10           14           20
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 112.64    $  129.46     $ 133.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1            2
------------------------------------------------------------------------------------------------------------------------------------

  THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED
                        UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 For the years
                                                                                              ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                1999         2000
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.76     $ 103.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.96     $ 112.26
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.75     $  93.40
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 100.13
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                            For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2001        2002        2003
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  87.65    $  63.89    $  81.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $  54.67    $  67.15
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 109.00    $  81.38    $ 106.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  76.81    $  57.84    $  79.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  85.92    $  69.42    $  98.80
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $  68.67    $  90.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $ 107.54    $ 110.17
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           1
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                            For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2004        2005        2006
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  83.16    $  89.61    $  93.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           2           3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  70.23    $  73.16    $  77.86
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           1           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 116.55    $ 122.50    $ 136.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          14          14
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $ 104.28    $ 111.58
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $ 197.59    $ 225.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          23          26
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $  97.60    $ 100.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  84.03    $  86.57    $  90.83
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           2           3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 113.60    $ 119.75    $ 132.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              1          15          19
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $ 104.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $ 108.37
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $ 105.35    $ 117.15
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 113.34    $ 117.17    $ 137.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           1           2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 101.61    $ 117.94    $ 139.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           4           5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $ 115.34    $ 143.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 113.65    $ 115.13    $ 118.73
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           3           4
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                          For the years
                                                                                              ending
                                                                                            December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  81.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 137.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              25
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 113.67
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  97.21
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 235.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              28
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.21
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 141.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              24
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 105.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  98.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  95.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Mergers and Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 120.07
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 149.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 159.14
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 165.37
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 121.31
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               6
------------------------------------------------------------------------------------------------------------------------------------

        THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED
                              UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   For the years ending
                                                                                                       December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                1999        2000         2001
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 98.44     $ 104.17    $  96.20
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $104.65     $ 102.99    $  85.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $166.37     $ 133.82    $  87.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --    $ 105.94
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $103.94     $ 108.31    $ 111.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $105.79     $ 111.13    $ 114.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           --          --
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2002        2003        2004
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  77.17    $  96.98     $ 106.52
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           1           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  67.12    $  81.18     $  89.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  56.92    $  72.94     $  81.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              4           4           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  92.92    $ 120.75     $ 132.24
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           3            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  94.35    $ 124.60     $ 145.52
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           3            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 114.42    $ 114.04     $ 113.89
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --     $ 104.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --           --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.75     $ 130.93     $ 128.17
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  95.21     $ 106.56     $ 109.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  87.96     $ 104.93     $ 120.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5           26           26
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Legg Mason Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.52     $ 112.77     $ 105.13
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.29     $ 101.20     $ 107.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.30     $ 123.48     $ 126.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 105.93     $ 118.30     $ 129.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.82     $ 124.58     $ 124.17
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 145.08     $ 157.18     $ 177.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              11           16           21
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 160.54     $ 144.61     $ 141.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5           16           19
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 130.47     $ 135.41     $ 140.86
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1           19           26
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.43     $ 117.07     $ 140.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 107.25     $ 108.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 111.10     $ 116.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $  95.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 111.14     $ 108.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  99.64     $  99.13     $ 109.51
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            4            7
------------------------------------------------------------------------------------------------------------------------------------

  THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED
                        UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 For the years
                                                                                              ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                1999         2000
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 198.84     $ 118.14
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2001         2002        2003
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  81.92     $ 118.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.05    $ 103.54     $ 160.00
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $ 107.20     $ 110.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --            1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  79.33     $ 100.74
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  78.42     $ 104.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --            1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  76.77     $  97.48
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  68.17     $  88.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  79.44     $ 103.20
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --          --           --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                              For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2004         2005         2006
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 100.09     $ 103.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 138.09     $ 142.68     $ 166.44
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            5            6
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.33     $ 114.73     $ 109.14
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $ 107.73
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.34     $ 118.12     $ 133.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 104.60     $ 120.15
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 196.10     $ 258.05     $ 295.50
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            2            6
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 124.11     $ 134.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 103.39     $ 107.97
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           54           53
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 113.47     $ 114.42     $ 117.67
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            2            2
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.95     $ 118.66     $ 123.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            2            3
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 144.66     $ 157.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            4            4
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 121.98     $ 139.55     $ 173.31
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            2            4
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 105.95     $ 112.07     $ 126.14
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            1           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  93.28     $  99.37     $  98.58
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            2           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 117.02     $ 124.20     $ 146.87
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --            2            2
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                           For the years
                                                                                              ending
                                                                                            December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Short Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 107.62
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 161.92
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 115.97
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               4
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 133.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 116.08
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 415.87
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               9
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 163.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  83.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               9
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 119.48
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              52
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 123.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 133.49
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 161.88
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 193.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               5
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 131.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.68
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               4
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 150.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3
------------------------------------------------------------------------------------------------------------------------------------

   THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED
                         UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 For the years
                                                                                              ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              1999     2000     2001
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        --       --       --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                            For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2002        2003        2004
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  62.27    $  86.54    $  95.83
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           1          --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  74.03    $ 103.15    $ 117.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           1          --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $ 114.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 114.07    $ 155.30    $ 180.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           2           1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  56.89    $  88.87    $  92.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --           1          --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.93     $ 111.81     $ 123.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               3            3            4
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 125.26     $ 142.42     $ 141.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               2            2            3
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 122.18     $ 133.44     $ 137.10
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               1            1            3
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 186.98     $ 215.15     $ 192.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               9           10           13
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 101.96     $ 108.42     $ 127.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                               6            6            6
------------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 108.47     $ 115.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 109.42     $ 116.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 110.31     $ 117.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 111.10     $ 118.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                              --           --           --
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.


------------------------------------------------------------------------------------------------------------------------------------
                                                                         For the years ending December 31,
                                               -------------------------------------------------------------------------------------
                                                        2002        2003         2004        2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --     $ 109.38     $ 121.67      $ 130.82     $ 153.46     $ 162.11
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --     $ 102.37     $ 108.00      $ 110.08     $ 116.51     $ 122.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --     $ 104.36     $ 111.89      $ 114.94     $ 124.39     $ 130.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --           --            --     $ 103.11     $ 109.30
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --     $ 108.19     $ 120.23      $ 127.61     $ 145.39     $ 153.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --           --            --     $ 104.17     $ 107.52
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --            2
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --           --            --     $ 100.44     $ 107.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --           --            --     $ 105.97     $ 118.10
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --           --            --     $ 103.84     $ 120.87
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --            1
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 88.81     $ 115.93     $ 127.54      $ 130.65     $ 157.18     $ 158.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 62.51     $  79.64     $  96.39      $ 106.30     $ 132.94     $ 145.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --     $ 107.17      $ 113.20     $ 130.62     $ 134.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 57.22     $  72.85     $  75.08      $  81.24     $  85.06     $  94.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 47.88     $  59.05     $  62.01      $  64.85     $  69.30     $  72.73
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Caywood-Scholl High Yield Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --           --      $ 104.56     $ 112.32     $ 114.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --           --            --           --     $  97.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                              --           --           --            --     $ 103.22     $ 108.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.


------------------------------------------------------------------------------------------------------------------------------------
                                                                         For the years ending December 31,
                                               -------------------------------------------------------------------------------------
                                                        2002        2003         2004        2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen International Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --           --      $  97.69     $ 100.53     $ 109.34
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --           --            --     $ 104.56     $ 106.18
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --           --            --     $ 108.50     $  98.64
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --           --            --           --     $  95.67
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --     $ 113.44      $ 117.75     $ 139.23     $ 151.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 61.65    $  81.36     $  91.97      $ 107.18     $ 127.17     $ 145.80
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $108.01    $ 111.09     $ 115.07      $ 117.03     $ 121.18     $ 124.31
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 78.07    $  98.51     $ 108.69      $ 112.39     $ 134.61     $ 132.31
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 64.03    $  77.76     $  86.19      $  91.93     $ 103.30     $ 106.78
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 35.99    $  46.31     $  51.89      $  56.29     $  60.37     $  69.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Long Term Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --           --      $ 100.56     $ 101.88     $ 108.86
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --           --      $ 105.59     $ 124.31     $ 127.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --           --      $ 112.11     $ 125.42     $ 125.51
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 93.38    $ 121.84     $ 133.98      $ 147.58     $ 160.53     $ 182.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 95.25    $ 126.30     $ 148.09      $ 164.04     $ 183.59     $ 179.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --           --            --     $ 100.76     $ 105.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --     $ 104.85      $ 109.97     $ 118.12     $ 141.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.


------------------------------------------------------------------------------------------------------------------------------------
                                                                         For the years ending December 31,
                                               -------------------------------------------------------------------------------------
                                                        2002        2003         2004        2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mutual Shares
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --          --     $ 107.38      $ 108.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --          --     $ 111.23      $ 116.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --          --           --      $  95.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --          --     $ 111.28      $ 108.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO Real Return
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --    $  99.91     $  99.80      $ 110.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 82.28     $ 119.41      $ 139.82    $ 145.04     $ 169.88      $ 165.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --      $ 111.43    $ 115.29     $ 110.11      $ 117.48
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --          --     $ 107.79      $ 109.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --    $ 104.88     $ 120.95      $ 117.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 70.62     $ 109.56      $ 134.82    $ 178.13     $ 242.92      $ 343.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --    $ 124.44     $ 135.28      $ 164.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --          --           --      $  83.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --             1
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $107.64     $ 111.11      $ 114.85    $ 116.28     $ 120.06      $ 126.94
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 79.66     $ 101.56      $ 113.31    $ 120.59     $ 126.14      $ 136.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                             --           --            --          --     $ 102.63      $ 105.59
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 78.74     $ 105.24      $ 123.46    $ 141.82     $ 176.83      $ 197.82
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 79.76     $ 104.03      $ 118.45    $ 126.22     $ 149.85      $ 154.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --            --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2007, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.

------------------------------------------------------------------------------------------------------------------------------------
                                                                         For the years ending December 31,
                                               -------------------------------------------------------------------------------------
                                                        2002        2003       2004        2005         2006         2007
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                          $ 62.53    $  87.24    $  96.99     $ 104.60     $ 114.09     $ 127.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                          $ 74.33    $ 103.99    $ 119.18     $ 127.30     $ 145.32     $ 144.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               --          --    $ 114.80     $ 122.78     $ 134.64     $ 138.89
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                          $108.77    $ 148.68    $ 173.24     $ 180.45     $ 208.48     $ 187.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                          $ 57.12    $  89.59    $  93.59     $ 103.61     $ 110.62     $ 130.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2015 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               --          --          --           --     $ 108.60     $ 115.88
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2025 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               --          --          --           --     $ 109.56     $ 117.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2035 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               --          --          --           --     $ 110.45     $ 118.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Target 2045 Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                               --          --          --           --     $ 111.24     $ 119.32
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      --          --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------



FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts and certificates.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A


INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting
   Firm................................................................    FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2007.............    FSA-3
   Statements of Operations for the Year Ended December 31, 2007.......   FSA-32
   Statements of Changes in Net Assets for the Years Ended
      December 31, 2007 and 2006.......................................   FSA-43
   Notes to Financial Statements.......................................   FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm................      F-1
   Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2007 and 2006.............      F-4
   Consolidated Statements of Earnings, Years Ended December 31, 2007,
      2006 and 2005....................................................      F-5
   Consolidated Statements of Shareholder's Equity and Comprehensive
      Income, Years Ended December 31, 2007, 2006 and 2005.............      F-6
   Consolidated Statements of Cash Flows, Years Ended December 31,
      2007, 2006 and 2005..............................................      F-7
   Notes to Consolidated Financial Statements..........................      F-9



                                     FSA-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account A of AXA Equitable Life Insurance Company:



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account A at December 31, 2007, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in The Trusts at December 31, 2007 by correspondence with the transfer agent of The Trusts, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
New York, New York
April 9, 2007


                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

                                                      AXA Aggressive    AXA Conservative   AXA Conservative-Plus
                                                        Allocation         Allocation            Allocation
                                                     ----------------   ----------------   ---------------------
Assets:
Investments in shares of The Trusts, at fair value   $    161,377,875   $     44,775,311   $          80,094,710
Receivable for The Trusts shares sold ............                 --                 --                      --
Receivable for policy-related transactions .......            326,798            201,961                 315,706
                                                     ----------------   ----------------   ---------------------
  Total assets ...................................        161,704,673         44,977,272              80,410,416
                                                     ----------------   ----------------   ---------------------
Liabilities:
Payable for The Trusts shares purchased ..........            326,798            201,961                 315,706
Payable for policy-related transactions ..........                 --                 --                      --
                                                     ----------------   ----------------   ---------------------
  Total liabilities ..............................            326,798            201,961                 315,706
                                                     ----------------   ----------------   ---------------------
Net Assets .......................................   $    161,377,875   $     44,775,311   $          80,094,710
                                                     ================   ================   =====================
Net Assets:
Accumulation Units ...............................        161,375,902         44,770,678              80,091,780
Contracts in payout (annuitization) period .......                 --                 --                      --
Retained by AXA Equitable in Separate Account A ..              1,973              4,633                   2,930
                                                     ----------------   ----------------   ---------------------
Total net assets .................................   $    161,377,875   $     44,775,311   $          80,094,710
                                                     ================   ================   =====================
Investments in shares of The Trusts, at cost .....   $    164,087,145   $     45,608,467   $          81,449,579
The Trusts shares held
 Class A .........................................                 --                 --                      --
 Class B .........................................         10,992,371          4,106,688               6,909,254


                                                       AXA Moderate     AXA Moderate-Plus    EQ/AllianceBernstein
                                                        Allocation          Allocation           Common Stock
                                                     ----------------   ------------------   ---------------------
Assets:
Investments in shares of The Trusts, at fair value   $  1,761,631,756   $      513,807,219   $       3,677,531,119
Receivable for The Trusts shares sold ............                 --                   --               4,611,071
Receivable for policy-related transactions .......          4,039,609            1,394,497                      --
                                                     ----------------   ------------------   ---------------------
  Total assets ...................................      1,765,671,365          515,201,716           3,682,142,190
                                                     ----------------   ------------------   ---------------------
Liabilities:
Payable for The Trusts shares purchased ..........             72,340            1,394,497                      --
Payable for policy-related transactions ..........                 --                   --               2,330,026
                                                     ----------------   ------------------   ---------------------
  Total liabilities ..............................             72,340            1,394,497               2,330,026
                                                     ----------------   ------------------   ---------------------
Net Assets .......................................   $  1,765,599,025   $      513,807,219   $       3,679,812,164
                                                     ================   ==================   =====================
Net Assets:
Accumulation Units ...............................      1,757,188,352          513,806,130           3,655,646,294
Contracts in payout (annuitization) period .......          8,410,673                   --              24,165,870
Retained by AXA Equitable in Separate Account A ..                 --                1,089                      --
                                                     ----------------   ------------------   ---------------------
Total net assets .................................   $  1,765,599,025   $      513,807,219   $       3,679,812,164
                                                     ================   ==================   =====================
Investments in shares of The Trusts, at cost .....   $  1,606,323,470   $      513,985,300   $       3,413,769,277
The Trusts shares held
 Class A .........................................         93,041,952                   --             172,848,651
 Class B .........................................         10,027,603           36,834,903               8,647,126

                                                                EQ/AllianceBernstein
                                                                    Intermediate
                                                                     Government
                                                                     Securities
                                                               ---------------------
Assets:
Investments in shares of The Trusts, at fair value .........   $         121,962,632
Receivable for The Trusts shares sold ......................                   2,924
Receivable for policy-related transactions .................                 301,232
                                                               ---------------------
  Total assets .............................................             122,266,788
                                                               ---------------------
Liabilities:
Payable for The Trusts shares purchased ....................                      --
Payable for policy-related transactions ....................                      --
                                                               ---------------------
  Total liabilities ........................................                      --
                                                               ---------------------
Net Assets .................................................   $         122,266,788
                                                               =====================
Net Assets:
Accumulation Units .........................................             121,757,066
Contracts in payout (annuitization) period .................                 509,722
Retained by AXA Equitable in Separate Account A ............                      --
                                                               ---------------------
Total net assets ...........................................   $         122,266,788
                                                               =====================
Investments in shares of The Trusts, at cost ...............   $         124,214,462
The Trusts shares held
 Class A ...................................................               9,202,409
 Class B ...................................................               3,143,572

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                               EQ/AllianceBernstein   EQ/AllianceBernstein
                                                                  International         Large Cap Growth

                                                               --------------------   --------------------
Assets:
Investments in shares of The Trusts, at fair value .........   $        964,792,596   $        145,863,839
Receivable for The Trusts shares sold ......................                 44,804                     --
Receivable for policy-related transactions .................                     --                 30,637
                                                               --------------------   --------------------
  Total assets .............................................            964,837,400            145,894,476
                                                               --------------------   --------------------
Liabilities:
Payable for The Trusts shares purchased ....................                     --                 30,637
Payable for policy-related transactions ....................                 44,804                     --
                                                               --------------------   --------------------
  Total liabilities ........................................                 44,804                 30,637
                                                               --------------------   --------------------
Net Assets .................................................   $        964,792,596   $        145,863,839
                                                               ====================   ====================
Net Assets:
Accumulation Units .........................................            960,791,339            145,853,774
Contracts in payout (annuitization) period .................              3,047,028                     --
Retained by AXA Equitable in Separate Account A ............                954,229                 10,065
                                                               --------------------   --------------------
Total net assets ...........................................   $        964,792,596   $        145,863,839
                                                               ====================   ====================
Investments in shares of The Trusts, at cost ...............   $        775,260,242   $        119,499,122
The Trusts shares held
 Class A ...................................................             58,230,287                     --
 Class B ...................................................              8,562,124             16,657,015


                                                               EQ/AllianceBernstein   EQ/AllianceBernstein   EQ/AllianceBernstein
                                                                   Quality Bond         Small Cap Growth            Value
                                                               --------------------   --------------------   --------------------
Assets:
Investments in shares of The Trusts, at fair value .........   $        157,148,978   $        391,511,183   $      1,508,331,322
Receivable for The Trusts shares sold ......................                126,557                     --                857,895
Receivable for policy-related transactions .................                     --                199,602                     --
                                                               --------------------   --------------------   --------------------
  Total assets .............................................            157,275,535            391,710,785          1,509,189,217
                                                               --------------------   --------------------   --------------------
Liabilities:
Payable for The Trusts shares purchased ....................                     --                190,851                     --
Payable for policy-related transactions ....................                  1,508                     --              1,788,893
                                                               --------------------   --------------------   --------------------
  Total liabilities ........................................                  1,508                190,851              1,788,893
                                                               --------------------   --------------------   --------------------
Net Assets .................................................   $        157,274,027   $        391,519,934   $      1,507,400,324
                                                               ====================   ====================   ====================
Net Assets:
Accumulation Units .........................................            156,435,661            389,336,898          1,500,223,005
Contracts in payout (annuitization) period .................                838,366              2,183,036              7,127,679
Retained by AXA Equitable in Separate Account A ............                     --                     --                 49,640
                                                               --------------------   --------------------   --------------------
Total net assets ...........................................   $        157,274,027   $        391,519,934   $      1,507,400,324
                                                               ====================   ====================   ====================
Investments in shares of The Trusts, at cost ...............   $        160,834,863   $        363,799,932   $      1,616,746,325
The Trusts shares held
 Class A ...................................................             12,395,490             20,286,076             88,938,730
 Class B ...................................................              3,430,714              3,728,659             16,802,872

                                                                                     EQ/AXA
                                                                                   Rosenberg
                                                                  EQ/Ariel        Value Long/
                                                               Appreciation II    Short Equity
                                                               ---------------   ---------------
Assets:
Investments in shares of The Trusts, at fair value .........   $     3,237,190   $     8,993,345
Receivable for The Trusts shares sold ......................               993                --
Receivable for policy-related transactions .................                --            95,656
                                                               ---------------   ---------------
  Total assets .............................................         3,238,183         9,089,001
                                                               ---------------   ---------------
Liabilities:
Payable for The Trusts shares purchased ....................                --            95,656
Payable for policy-related transactions ....................               993                --
                                                               ---------------   ---------------
  Total liabilities ........................................               993            95,656
                                                               ---------------   ---------------
Net Assets .................................................   $     3,237,190   $     8,993,345
                                                               ===============   ===============
Net Assets:
Accumulation Units .........................................         3,236,464         8,989,226
Contracts in payout (annuitization) period .................                --                --
Retained by AXA Equitable in Separate Account A ............               726             4,119
                                                               ---------------   ---------------
Total net assets ...........................................   $     3,237,190   $     8,993,345
                                                               ===============   ===============
Investments in shares of The Trusts, at cost ...............   $     3,281,793   $     9,098,693
The Trusts shares held
 Class A ...................................................                --                --
 Class B ...................................................           295,620           838,932

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                                EQ/BlackRock      EQ/BlackRock       EQ/Boston
                                                                 Basic Value      International       Advisors
                                                                   Equity             Value         Equity Income
                                                               ---------------   ---------------   ---------------
Assets:
Investments in shares of The Trusts, at fair value .........   $   383,208,474   $   351,821,662   $    58,381,399
Receivable for The Trusts shares sold ......................                --           154,985                --
Receivable for policy-related transactions .................            42,376                --            88,404
                                                               ---------------   ---------------   ---------------
  Total assets .............................................       383,250,850       351,976,647        58,469,803
                                                               ---------------   ---------------   ---------------
Liabilities:
Payable for The Trusts shares purchased ....................            42,376                --            88,404
Payable for policy-related transactions ....................                --           154,985                --
                                                               ---------------   ---------------   ---------------
  Total liabilities ........................................            42,376           154,985            88,404
                                                               ---------------   ---------------   ---------------
Net Assets .................................................   $   383,208,474   $   351,821,662   $    58,381,399
                                                               ===============   ===============   ===============
Net Assets:
Accumulation Units .........................................       383,187,678       351,706,737        58,353,793
Contracts in payout (annuitization) period .................                --                --                --
Retained by AXA Equitable in Separate Account A ............            20,796           114,925            27,606
                                                               ---------------   ---------------   ---------------
Total net assets ...........................................   $   383,208,474   $   351,821,662   $    58,381,399
                                                               ===============   ===============   ===============
Investments in shares of The Trusts, at cost ...............   $   388,807,159   $   343,925,691   $    60,786,945
The Trusts shares held
 Class A ...................................................                --                --                --
 Class B ...................................................        24,407,514        21,811,064         8,894,437

                                                              EQ/Calvert     EQ/Capital    EQ/Capital    EQ/Caywood-Scholl
                                                               Socially       Guardian      Guardian         High Yield
                                                              Responsible      Growth       Research            Bond
                                                              ------------  ------------  ------------  ------------------
Assets:
Investments in shares of The Trusts, at fair value .........  $ 24,115,318  $ 18,094,190  $256,908,128  $       27,417,573
Receivable for The Trusts shares sold ......................            --       112,774        58,350                  --
Receivable for policy-related transactions .................        44,922            --            --              42,499
                                                              ------------  ------------  ------------  ------------------
  Total assets .............................................    24,160,240    18,206,964   256,966,478          27,460,072
                                                              ------------  ------------  ------------  ------------------
Liabilities:
Payable for The Trusts shares purchased ....................        44,922            --            --              42,499
Payable for policy-related transactions ....................            --       112,774        58,350                  --
                                                              ------------  ------------  ------------  ------------------
  Total liabilities ........................................        44,922       112,774        58,350              42,499
                                                              ------------  ------------  ------------  ------------------
Net Assets .................................................  $ 24,115,318  $ 18,094,190  $256,908,128  $       27,417,573
                                                              ============  ============  ============  ==================
Net Assets:
Accumulation Units .........................................    21,860,318    18,074,099   256,826,387          27,416,675
Contracts in payout (annuitization) period .................            --            --            --                  --
Retained by AXA Equitable in Separate Account A ............     2,255,000        20,091        81,741                 898
                                                              ------------  ------------  ------------  ------------------
Total net assets ...........................................  $ 24,115,318  $ 18,094,190  $256,908,128  $       27,417,573
                                                              ============  ============  ============  ==================
Investments in shares of The Trusts, at cost ...............  $ 22,733,229  $ 17,599,068  $240,785,720  $       28,985,069
The Trusts shares held
 Class A ...................................................            --            --            --                  --
 Class B ...................................................     2,649,594     1,224,469    18,507,422           6,152,520

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                                  EQ/Davis                       EQ/Evergreen
                                                                  New York        EQ/Equity      International
                                                                   Venture        500 Index           Bond
                                                               --------------   --------------   --------------
Assets:
Investments in shares of The Trusts, at fair value .........   $    6,152,404   $1,027,712,624   $   22,864,790
Receivable for The Trusts shares sold ......................               --               --               --
Receivable for policy-related transactions .................           51,438               --          207,077
                                                               --------------   --------------   --------------
  Total assets .............................................        6,203,842    1,027,712,624       23,071,867
                                                               --------------   --------------   --------------
Liabilities:
Payable for The Trusts shares purchased ....................           50,099          189,230          206,101
Payable for policy-related transactions ....................               --        1,185,580               --
                                                               --------------   --------------   --------------
  Total liabilities ........................................           50,099        1,374,810          206,101
                                                               --------------   --------------   --------------
Net Assets .................................................   $    6,153,743   $1,026,337,814   $   22,865,766
                                                               ==============   ==============   ==============
Net Assets:
Accumulation Units .........................................        6,153,743    1,021,426,206       22,865,766
Contracts in payout (annuitization) period .................               --        4,911,608               --
Retained by AXA Equitable in Separate Account A ............               --               --               --
                                                               --------------   --------------   --------------
Total net assets ...........................................   $    6,153,743   $1,026,337,814   $   22,865,766
                                                               ==============   ==============   ==============
Investments in shares of The Trusts, at cost ...............   $    6,221,486   $  938,923,999   $   22,212,662
The Trusts shares held
 Class A ...................................................               --       35,354,987               --
 Class B ...................................................          552,873        4,121,422        2,124,924

                                                                                                                   EQ/Franklin
                                                                EQ/Evergreen        EQ/FI         EQ/Franklin       Small Cap
                                                                    Omega          Mid Cap           Income           Value
                                                               --------------   --------------   --------------   --------------
Assets:
Investments in shares of The Trusts, at fair value .........   $   28,728,234   $  364,157,306   $   86,647,941   $    6,400,916
Receivable for The Trusts shares sold ......................           11,310               --               --            1,980
Receivable for policy-related transactions .................               --          372,469          332,907               --
                                                               --------------   --------------   --------------   --------------
  Total assets .............................................       28,739,544      364,529,775       86,980,848        6,402,896
                                                               --------------   --------------   --------------   --------------
Liabilities:
Payable for The Trusts shares purchased ....................               --          372,469          331,061               --
Payable for policy-related transactions ....................           11,310               --               --            1,044
                                                               --------------   --------------   --------------   --------------
  Total liabilities ........................................           11,310          372,469          331,061            1,044
                                                               --------------   --------------   --------------   --------------
Net Assets .................................................   $   28,728,234   $  364,157,306   $   86,649,787   $    6,401,852
                                                               ==============   ==============   ==============   ==============
Net Assets:
Accumulation Units .........................................       28,671,173      364,140,874       86,649,787        6,401,852
Contracts in payout (annuitization) period .................               --               --               --               --
Retained by AXA Equitable in Separate Account A ............           57,061           16,432               --               --
                                                               --------------   --------------   --------------   --------------
Total net assets ...........................................   $   28,728,234   $  364,157,306   $   86,649,787   $    6,401,852
                                                               ==============   ==============   ==============   ==============
Investments in shares of The Trusts, at cost ...............   $   28,952,622   $  390,284,264   $   90,780,603   $    6,947,863
The Trusts shares held
 Class A ...................................................               --               --               --               --
 Class B ...................................................        3,163,541       36,574,815        8,430,425          650,464

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                               EQ/Franklin
                                                                Templeton      EQ/GAMCO        EQ/GAMCO
                                                                 Founding      Mergers and   Small Company
                                                                 Strategy     Acquisitions       Value
                                                               ------------   ------------   ------------
Assets:
Investments in shares of The Trusts, at fair value .........   $ 27,826,791   $ 12,894,827   $127,589,633
Receivable for The Trusts shares sold ......................             --             --             --
Receivable for policy-related transactions .................        121,348         34,912        256,948
                                                               ------------   ------------   ------------
  Total assets .............................................     27,948,139     12,929,739    127,846,581
                                                               ------------   ------------   ------------
Liabilities:
Payable for The Trusts shares purchased ....................        120,989         34,912        253,491
Payable for policy-related transactions ....................             --             --             --
                                                               ------------   ------------   ------------
  Total liabilities ........................................        120,989         34,912        253,491
                                                               ------------   ------------   ------------
Net Assets .................................................   $ 27,827,150   $ 12,894,827   $127,593,090
                                                               ============   ============   ============
Net Assets:
Accumulation Units .........................................     27,827,150     12,892,220    127,593,089
Contracts in payout (annuitization) period .................             --             --             --
Retained by AXA Equitable in Separate Account A ............             --          2,607             --
                                                               ------------   ------------   ------------
Total net assets ...........................................   $ 27,827,150   $ 12,894,827   $127,593,090
                                                               ============   ============   ============
Investments in shares of The Trusts, at cost ...............   $ 28,821,549   $ 13,444,264   $128,360,031
The Trusts shares held
 Class A ...................................................             --             --             --
 Class B ...................................................      2,902,912      1,054,132      4,039,305

                                                                                               EQ/JPMorgan
                                                         EQ/International    EQ/JPMorgan          Value         EQ/Legg Mason
                                                               Growth         Core Bond       Opportunities      Value Equity
                                                         ----------------  ----------------  ----------------  ----------------
Assets:
Investments in shares of The Trusts, at fair value ....  $     37,401,590  $    138,134,888  $     64,848,110  $     20,937,673
Receivable for The Trusts shares sold .................                --                --            83,317                --
Receivable for policy-related transactions ............           103,721            94,789                --            24,383
                                                         ----------------  ----------------  ----------------  ----------------
  Total assets ........................................        37,505,311       138,229,677        64,931,427        20,962,056
                                                         ----------------  ----------------  ----------------  ----------------
Liabilities:
Payable for The Trusts shares purchased ...............           103,721            94,789                --            24,383
Payable for policy-related transactions ...............                --                --            83,317                --
                                                         ----------------  ----------------  ----------------  ----------------
  Total liabilities ...................................           103,721            94,789            83,317            24,383
                                                         ----------------  ----------------  ----------------  ----------------
Net Assets ............................................  $     37,401,590  $    138,134,888  $     64,848,110  $     20,937,673
                                                         ================  ================  ================  ================
Net Assets:
Accumulation Units ....................................        37,400,922       138,131,000        64,820,214        20,937,106
Contracts in payout (annuitization) period ............                --                --                --                --
Retained by AXA Equitable in Separate Account A .......               668             3,888            27,896               567
                                                         ----------------  ----------------  ----------------  ----------------
Total net assets ......................................  $     37,401,590  $    138,134,888  $     64,848,110  $     20,937,673
                                                         ================  ================  ================  ================
Investments in shares of The Trusts, at cost ..........  $     37,063,297  $    142,127,323  $     72,362,395  $     21,742,041
The Trusts shares held
 Class A ..............................................                --                --                --                --
 Class B ..............................................         5,163,619        12,774,034         5,562,993         2,035,231

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                                         EQ/Lord Abbett
                                                             EQ/Long         Growth      EQ/Lord Abbett
                                                            Term Bond      and Income    Large Cap Core
                                                         --------------  --------------  --------------
Assets:
Investments in shares of The Trusts, at fair value ....  $   23,945,843  $   16,386,315  $    7,111,640
Receivable for The Trusts shares sold .................              --           7,289              --
Receivable for policy-related transactions ............          64,605              --           8,934
                                                         --------------  --------------  --------------
  Total assets ........................................      24,010,448      16,393,604       7,120,574
                                                         --------------  --------------  --------------
Liabilities:
Payable for The Trusts shares purchased ...............          64,605              --           8,934
Payable for policy-related transactions ...............              --           7,289              --
                                                         --------------  --------------  --------------
  Total liabilities ...................................          64,605           7,289           8,934
                                                         --------------  --------------  --------------
Net Assets ............................................  $   23,945,843  $   16,386,315  $    7,111,640
                                                         ==============  ==============  ==============
Net Assets:
Accumulation Units ....................................      23,944,275      16,386,021       7,108,178
Contracts in payout (annuitization) period ............              --              --              --
Retained by AXA Equitable in Separate Account A .......           1,568             294           3,462
                                                         --------------  --------------  --------------
Total net assets ......................................  $   23,945,843  $   16,386,315  $    7,111,640
                                                         ==============  ==============  ==============
Investments in shares of The Trusts, at cost ..........  $   23,481,464  $   16,778,594  $    6,919,218
The Trusts shares held
 Class A ..............................................              --              --              --
 Class B ..............................................       1,748,579       1,347,486         564,429


                                                         EQ/Lord Abbett      EQ/Marsico       EQ/Money        EQ/Montag &
                                                          Mid Cap Value        Focus           Market       Caldwell Growth
                                                         ---------------  ---------------  ---------------  ---------------
Assets:
Investments in shares of The Trusts, at fair value ....  $    28,444,914  $   411,140,613  $   195,402,493  $    14,639,800
Receivable for The Trusts shares sold .................               --               --               --          227,015
Receivable for policy-related transactions ............           11,937          457,315               --               --
                                                         ---------------  ---------------  ---------------  ---------------
  Total assets ........................................       28,456,851      411,597,928      195,402,493       14,866,815
                                                         ---------------  ---------------  ---------------  ---------------
Liabilities:
Payable for The Trusts shares purchased ...............           11,937          449,216           55,294               --
Payable for policy-related transactions ...............               --               --        3,283,850          227,015
                                                         ---------------  ---------------  ---------------  ---------------
  Total liabilities ...................................           11,937          449,216        3,339,144          227,015
                                                         ---------------  ---------------  ---------------  ---------------
Net Assets ............................................  $    28,444,914  $   411,148,712  $   192,063,349  $    14,639,800
                                                         ===============  ===============  ===============  ===============
Net Assets:
Accumulation Units ....................................       28,441,647      411,148,712      191,268,865       14,636,656
Contracts in payout (annuitization) period ............               --               --          794,484               --
Retained by AXA Equitable in Separate Account A .......            3,267               --               --            3,144
                                                         ---------------  ---------------  ---------------  ---------------
Total net assets ......................................  $    28,444,914  $   411,148,712  $   192,063,349  $    14,639,800
                                                         ===============  ===============  ===============  ===============
Investments in shares of The Trusts, at cost ..........  $    31,747,217  $   377,885,581  $   195,688,379  $    14,172,726
The Trusts shares held
 Class A ..............................................               --               --      151,353,249               --
 Class B ..............................................        2,442,441       23,406,687       44,034,394        2,227,365

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                                                              EQ/Oppenheimer
                                                            EQ/Mutual       EQ/Oppenheimer     Main Street
                                                             Shares             Global         Opportunity
                                                         ----------------  ----------------  ----------------
Assets:
Investments in shares of The Trusts, at fair value ....  $     36,145,037  $     13,149,917  $      1,547,450
Receivable for The Trusts shares sold .................                --                --                --
Receivable for policy-related transactions ............            68,778            32,500            13,342
                                                         ----------------  ----------------  ----------------
  Total assets ........................................        36,213,815        13,182,417         1,560,792
                                                         ----------------  ----------------  ----------------
Liabilities:
Payable for The Trusts shares purchased ...............            68,467            31,822            13,342
Payable for policy-related transactions ...............                --                --                --
                                                         ----------------  ----------------  ----------------
  Total liabilities ...................................            68,467            31,822            13,342
                                                         ----------------  ----------------  ----------------
Net Assets ............................................  $     36,145,348  $     13,150,595  $      1,547,450
                                                         ================  ================  ================
Net Assets:
Accumulation Units ....................................        36,145,348        13,150,595         1,547,326
Contracts in payout (annuitization) period ............                --                --                --
Retained by AXA Equitable in Separate Account A .......                --                --               124
                                                         ----------------  ----------------  ----------------
Total net assets ......................................  $     36,145,348  $     13,150,595  $      1,547,450
                                                         ================  ================  ================
Investments in shares of The Trusts, at cost ..........  $     37,143,280  $     13,412,009  $      1,666,442
The Trusts shares held
 Class A ..............................................                --                --                --
 Class B ..............................................         3,310,023         1,145,392           145,752

                                                         EQ/Oppenheimer
                                                           Main Street       EQ/PIMCO         EQ/Short        EQ/Small
                                                            Small Cap       Real Return     Duration Bond   Company Index
                                                         ---------------  ---------------  ---------------  ---------------
Assets:
Investments in shares of The Trusts, at fair value ....  $     7,886,375  $    48,681,860  $    11,897,227  $   162,680,349
Receivable for The Trusts shares sold .................               --               --               --               --
Receivable for policy-related transactions ............           22,607          223,289           10,628           64,513
                                                         ---------------  ---------------  ---------------  ---------------
  Total assets ........................................        7,908,982       48,905,149       11,907,855      162,744,862
                                                         ---------------  ---------------  ---------------  ---------------
Liabilities:
Payable for The Trusts shares purchased ...............           22,057          223,065           10,628           64,513
Payable for policy-related transactions ...............               --               --               --               --
                                                         ---------------  ---------------  ---------------  ---------------
  Total liabilities ...................................           22,057          223,065           10,628           64,513
                                                         ---------------  ---------------  ---------------  ---------------
Net Assets ............................................  $     7,886,925  $    48,682,084  $    11,897,227  $   162,680,349
                                                         ===============  ===============  ===============  ===============
Net Assets:
Accumulation Units ....................................        7,886,925       48,682,084       11,896,551      162,622,359
Contracts in payout (annuitization) period ............               --               --               --               --
Retained by AXA Equitable in Separate Account A .......               --               --              676           57,990
                                                         ---------------  ---------------  ---------------  ---------------
Total net assets ......................................  $     7,886,925  $    48,682,084  $    11,897,227  $   162,680,349
                                                         ===============  ===============  ===============  ===============
Investments in shares of The Trusts, at cost ..........  $     8,526,894  $    47,068,455  $    11,989,316  $   176,513,176
The Trusts shares held
 Class A ..............................................               --               --               --               --
 Class B ..............................................          749,367        4,617,678        1,178,010       14,013,222

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                                                                     EQ/UBS
                                                          EQ/T. Rowe Price     EQ/Templeton          Growth
                                                            Growth  Stock         Growth           and Income
                                                          ----------------   ----------------   ----------------
Assets:
Investments in shares of The Trusts, at fair value ....   $     86,064,257   $     29,894,083   $     27,120,710
Receivable for The Trusts shares sold .................                 --                 --                 --
Receivable for policy-related transactions ............             45,797             83,646             38,065
                                                          ----------------   ----------------   ----------------
  Total assets ........................................         86,110,054         29,977,729         27,158,775
                                                          ----------------   ----------------   ----------------
Liabilities:
Payable for The Trusts shares purchased ...............             38,267             81,367             38,065
Payable for policy-related transactions ...............                 --                 --                 --
                                                          ----------------   ----------------   ----------------
  Total liabilities ...................................             38,267             81,367             38,065
                                                          ----------------   ----------------   ----------------
Net Assets ............................................   $     86,071,787   $     29,896,362   $     27,120,710
                                                          ================   ================   ================
Net Assets:
Accumulation Units ....................................         86,071,787         29,896,362         27,120,037
Contracts in payout (annuitization) period ............                 --                 --                 --
Retained by AXA Equitable in Separate Account A .......                 --                 --                673
                                                          ----------------   ----------------   ----------------
Total net assets ......................................   $     86,071,787   $     29,896,362   $     27,120,710
                                                          ================   ================   ================
Investments in shares of The Trusts, at cost ..........   $     80,834,446   $     30,579,016   $     26,514,539
The Trusts shares held
 Class A ..............................................                 --                 --                 --
 Class B ..............................................          4,013,414          2,735,109          3,963,388

                                                                             EQ/Van Kampen    EQ/Van Kampen
                                                          EQ/Van Kampen    Emerging Markets      Mid Cap         EQ/Van Kampen
                                                             Comstock           Equity            Growth          Real Estate
                                                         ----------------  ----------------  ----------------  ----------------
Assets:
Investments in shares of The Trusts, at fair value ....  $     22,805,643  $    635,075,899  $     45,962,888  $    131,044,381
Receivable for The Trusts shares sold .................            29,966           744,705                --            22,409
Receivable for policy-related transactions ............                --                --           278,306                --
                                                         ----------------  ----------------  ----------------  ----------------
  Total assets ........................................        22,835,609       635,820,604        46,241,194       131,066,790
                                                         ----------------  ----------------  ----------------  ----------------
Liabilities:
Payable for The Trusts shares purchased ...............                --                --           278,306                --
Payable for policy-related transactions ...............            29,966           744,705                --            22,409
                                                         ----------------  ----------------  ----------------  ----------------
  Total liabilities ...................................            29,966           744,705           278,306            22,409
                                                         ----------------  ----------------  ----------------  ----------------
Net Assets ............................................  $     22,805,643  $    635,075,899  $     45,962,888  $    131,044,381
                                                         ================  ================  ================  ================
Net Assets:
Accumulation Units ....................................        22,805,239       634,801,836        45,961,546       131,032,655
Contracts in payout (annuitization) period ............                --                --                --                --
Retained by AXA Equitable in Separate Account A .......               404           274,063             1,342            11,726
                                                         ----------------  ----------------  ----------------  ----------------
Total net assets ......................................  $     22,805,643  $    635,075,899  $     45,962,888  $    131,044,381
                                                         ================  ================  ================  ================
Investments in shares of The Trusts, at cost ..........  $     24,198,553  $    594,656,261  $     45,313,008  $    169,631,530
The Trusts shares held
 Class A ..............................................                --                --                --                --
 Class B ..............................................         2,097,292        33,738,266         2,927,418        15,948,755

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                            MarketPLUS        MarketPLUS        MarketPLUS
                                                          International       Large Cap          Large Cap
                                                               Core              Core             Growth
                                                         ----------------  ----------------  ----------------
Assets:
Investments in shares of The Trusts, at fair value ....  $    117,075,268  $     15,614,899  $    323,038,974
Receivable for The Trusts shares sold .................                --                --           114,238
Receivable for policy-related transactions ............            99,581            18,450                --
                                                         ----------------  ----------------  ----------------
  Total assets ........................................       117,174,849        15,633,349       323,153,212
                                                         ----------------  ----------------  ----------------
Liabilities:
Payable for The Trusts shares purchased ...............            99,581            18,450                --
Payable for policy-related transactions ...............                --                --           114,238
                                                         ----------------  ----------------  ----------------
  Total liabilities ...................................            99,581            18,450           114,238
                                                         ----------------  ----------------  ----------------
Net Assets ............................................  $    117,075,268  $     15,614,899  $    323,038,974
                                                         ================  ================  ================
Net Assets:
Accumulation Units ....................................       117,042,627        15,557,010       323,002,044
Contracts in payout (annuitization) period ............                --                --                --
Retained by AXA Equitable in Separate Account A .......            32,641            57,889            36,930
                                                         ----------------  ----------------  ----------------
Total net assets ......................................  $    117,075,268  $     15,614,899  $    323,038,974
                                                         ================  ================  ================
Investments in shares of The Trusts, at cost ..........  $    122,456,037  $     16,594,350  $    225,485,312
The Trusts shares held
 Class A ..............................................                --                --                --
 Class B ..............................................         9,169,442         1,717,384        18,204,354

                                                            MarketPLUS     Multimanager
                                                             Mid Cap         Aggressive     Multimanager     Multimanager
                                                              Value            Equity         Core Bond       Health Care
                                                         ---------------  ---------------  ---------------  ---------------
Assets:
Investments in shares of The Trusts, at fair value ....  $   458,341,426  $   881,861,439  $    72,081,057  $    53,087,374
Receivable for The Trusts shares sold .................          243,987        1,230,817               --               --
Receivable for policy-related transactions ............               --           48,498           99,659           51,916
                                                         ---------------  ---------------  ---------------  ---------------
  Total assets ........................................      458,585,413      883,140,754       72,180,716       53,139,290
                                                         ---------------  ---------------  ---------------  ---------------
Liabilities:
Payable for The Trusts shares purchased ...............               --               --           81,250           51,916
Payable for policy-related transactions ...............          243,987               --               --               --
                                                         ---------------  ---------------  ---------------  ---------------
  Total liabilities ...................................          243,987               --           81,250           51,916
                                                         ---------------  ---------------  ---------------  ---------------
Net Assets ............................................  $   458,341,426  $   883,140,754  $    72,099,466  $    53,087,374
                                                         ===============  ===============  ===============  ===============
Net Assets:
Accumulation Units ....................................      458,308,124      881,237,355       72,099,466       51,627,520
Contracts in payout (annuitization) period ............               --        1,903,399               --               --
Retained by AXA Equitable in Separate Account A .......           33,302               --               --        1,459,854
                                                         ---------------  ---------------  ---------------  ---------------
Total net assets ......................................  $   458,341,426  $   883,140,754  $    72,099,466  $    53,087,374
                                                         ===============  ===============  ===============  ===============
Investments in shares of The Trusts, at cost ..........  $   584,400,336  $   857,859,625  $    71,078,886  $    53,330,483
The Trusts shares held
 Class A ..............................................               --       27,036,430               --          131,869
 Class B ..............................................       44,436,050          438,483        6,931,012        4,715,866

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                                             Multimanager       Multimanager
                                                          Multimanager       International       Large Cap
                                                           High Yield           Equity          Core Equity
                                                         ----------------  ----------------  ----------------
Assets:
Investments in shares of The Trusts, at fair value ....  $    181,635,435  $    121,747,382  $     23,716,571
Receivable for The Trusts shares sold .................           103,847            22,898                --
Receivable for policy-related transactions ............                --                --                --
                                                         ----------------  ----------------  ----------------
  Total assets ........................................       181,739,282       121,770,280        23,716,571
                                                         ----------------  ----------------  ----------------
Liabilities:
Payable for The Trusts shares purchased ...............                --                --             4,567
Payable for policy-related transactions ...............           101,866            22,898         1,431,194
                                                         ----------------  ----------------  ----------------
  Total liabilities ...................................           101,866            22,898         1,435,761
                                                         ----------------  ----------------  ----------------
Net Assets ............................................  $    181,637,416  $    121,747,382  $     22,280,810
                                                         ================  ================  ================
Net Assets:
Accumulation Units ....................................       180,748,969       121,698,606        22,280,810
Contracts in payout (annuitization) period ............           675,790                --                --
Retained by AXA Equitable in Separate Account A .......           212,657            48,776                --
                                                         ----------------  ----------------  ----------------
Total net assets ......................................  $    181,637,416  $    121,747,382  $     22,280,810
                                                         ================  ================  ================
Investments in shares of The Trusts, at cost ..........  $    194,532,417  $    113,183,860  $     23,150,324
The Trusts shares held
 Class A ..............................................        25,669,641               422           121,261
 Class B ..............................................         8,363,458         7,444,920         1,911,747

                                                          Multimanager     Multimanager     Multimanager      Multimanager
                                                            Large Cap        Large Cap         Mid Cap          Mid Cap
                                                             Growth            Value           Growth            Value
                                                         ---------------  ---------------  ---------------  ---------------
Assets:
Investments in shares of The Trusts, at fair value ....  $    42,405,079  $    75,610,519  $    89,034,061  $    71,166,148
Receivable for The Trusts shares sold .................               --               --               --               --
Receivable for policy-related transactions ............           42,479           78,946           17,223           43,864
                                                         ---------------  ---------------  ---------------  ---------------
  Total assets ........................................       42,447,558       75,689,465       89,051,284       71,210,012
                                                         ---------------  ---------------  ---------------  ---------------
Liabilities:
Payable for The Trusts shares purchased ...............           42,479           78,946           17,223           43,864
Payable for policy-related transactions ...............               --               --               --               --
                                                         ---------------  ---------------  ---------------  ---------------
  Total liabilities ...................................           42,479           78,946           17,223           43,864
                                                         ---------------  ---------------  ---------------  ---------------
Net Assets ............................................  $    42,405,079  $    75,610,519  $    89,034,061  $    71,166,148
                                                         ===============  ===============  ===============  ===============
Net Assets:
Accumulation Units ....................................       41,221,183       73,951,605       88,997,616       71,135,000
Contracts in payout (annuitization) period ............               --               --               --               --
Retained by AXA Equitable in Separate Account A .......        1,183,896        1,658,914           36,445           31,148
                                                         ---------------  ---------------  ---------------  ---------------
Total net assets ......................................  $    42,405,079  $    75,610,519  $    89,034,061  $    71,166,148
                                                         ===============  ===============  ===============  ===============
Investments in shares of The Trusts, at cost ..........  $    43,830,533  $    79,808,237  $    92,123,784  $    80,383,501
The Trusts shares held
 Class A ..............................................          119,024          142,570               --               --
 Class B ..............................................        4,264,808        6,269,507        9,952,213        7,898,416

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                           Multimanager      Multimanager
                                                            Small Cap          Small Cap       Multimanager
                                                              Growth             Value          Technology
                                                         ----------------  ----------------  ----------------
Assets:
Investments in shares of The Trusts, at fair value ....  $     59,642,217  $    174,570,686  $    129,882,753
Receivable for The Trusts shares sold .................                --            37,677                --
Receivable for policy-related transactions ............            57,017                --           113,884
                                                         ----------------  ----------------  ----------------
  Total assets ........................................        59,699,234       174,608,363       129,996,637
                                                         ----------------  ----------------  ----------------
Liabilities:
Payable for The Trusts shares purchased ...............            57,017                --           113,884
Payable for policy-related transactions ...............                --            37,677                --
                                                         ----------------  ----------------  ----------------
  Total liabilities ...................................            57,017            37,677           113,884
                                                         ----------------  ----------------  ----------------
Net Assets ............................................  $     59,642,217  $    174,570,686  $    129,882,753
                                                         ================  ================  ================
Net Assets:
Accumulation Units ....................................        59,581,126       174,548,466       129,708,644
Contracts in payout (annuitization) period ............                --                --                --
Retained by AXA Equitable in Separate Account A .......            61,091            22,220           174,109
                                                         ----------------  ----------------  ----------------
Total net assets ......................................  $     59,642,217  $    174,570,686  $    129,882,753
                                                         ================  ================  ================
Investments in shares of The Trusts, at cost ..........  $     65,826,101  $    212,186,000  $    112,090,547
The Trusts shares held
 Class A ..............................................                --                --             6,244
 Class B ..............................................         6,795,733        15,530,575        10,001,560


                                                          Target 2015      Target 2025       Target 2035      Target 2045
                                                           Allocation       Allocation        Allocation       Allocation
                                                         ---------------  ---------------  ---------------  ---------------
Assets:
Investments in shares of The Trusts, at fair value ....  $     7,847,027  $     9,226,897  $     4,736,229  $     3,404,200
Receivable for The Trusts shares sold .................               --               --               --               --
Receivable for policy-related transactions ............           33,412           21,942           34,996           21,431
                                                         ---------------  ---------------  ---------------  ---------------
  Total assets ........................................        7,880,439        9,248,839        4,771,225        3,425,631
                                                         ---------------  ---------------  ---------------  ---------------
Liabilities:
Payable for The Trusts shares purchased ...............           33,412           21,713           34,996           21,431
Payable for policy-related transactions ...............               --               --               --               --
                                                         ---------------  ---------------  ---------------  ---------------
  Total liabilities ...................................           33,412           21,713           34,996           21,431
                                                         ---------------  ---------------  ---------------  ---------------
Net Assets ............................................  $     7,847,027  $     9,227,126  $     4,736,229  $     3,404,200
                                                         ===============  ===============  ===============  ===============
Net Assets:
Accumulation Units ....................................        7,845,125        9,227,126        4,735,675        3,403,205
Contracts in payout (annuitization) period ............               --               --               --               --
Retained by AXA Equitable in Separate Account A .......            1,902               --              554              995
                                                         ---------------  ---------------  ---------------  ---------------
Total net assets ......................................  $     7,847,027  $     9,227,126  $     4,736,229  $     3,404,200
                                                         ===============  ===============  ===============  ===============
Investments in shares of The Trusts, at cost ..........  $     8,011,333  $     9,440,068  $     4,822,398  $     3,559,108
The Trusts shares held
 Class A ..............................................               --               --               --               --
 Class B ..............................................          723,255          836,934          422,614          305,028

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007



                                     Contract charges      Unit Value     Units Outstanding (000s)
                                     ----------------   ----------------  ------------------------
AXA Aggressive Allocation .........   Class B 0.50%         $ 162.11                  --
AXA Aggressive Allocation .........   Class B 0.70%         $ 160.73                  --
AXA Aggressive Allocation .........   Class B 0.90%         $ 159.36                   9
AXA Aggressive Allocation .........   Class B 0.95%         $ 159.02                 111
AXA Aggressive Allocation .........   Class B 1.20%         $ 157.32                 150
AXA Aggressive Allocation .........   Class B 1.25%         $  97.11                  --
AXA Aggressive Allocation .........   Class B 1.30%         $ 109.55                  20
AXA Aggressive Allocation .........   Class B 1.34%         $ 156.38                 741
AXA Aggressive Allocation .........   Class B 1.35%         $ 156.31                   3
AXA Aggressive Allocation .........   Class B 1.45%         $ 155.64                  --
AXA Conservative Allocation .......   Class B 0.50%         $ 122.65                  --
AXA Conservative Allocation .......   Class B 0.70%         $ 121.61                  --
AXA Conservative Allocation .......   Class B 0.90%         $ 120.57                   2
AXA Conservative Allocation .......   Class B 0.95%         $ 120.31                  40
AXA Conservative Allocation .......   Class B 1.20%         $ 119.03                 100
AXA Conservative Allocation .......   Class B 1.25%         $ 102.82                   1
AXA Conservative Allocation .......   Class B 1.30%         $ 106.00                   4
AXA Conservative Allocation .......   Class B 1.34%         $ 118.31                 231
AXA Conservative Allocation .......   Class B 1.35%         $ 118.26                  --
AXA Conservative Allocation .......   Class B 1.45%         $ 117.75                  --
AXA Conservative-Plus Allocation ..   Class B 0.50%         $ 130.56                  --
AXA Conservative-Plus Allocation ..   Class B 0.70%         $ 129.44                  --
AXA Conservative-Plus Allocation ..   Class B 0.90%         $ 128.34                   7
AXA Conservative-Plus Allocation ..   Class B 0.95%         $ 128.07                  64
AXA Conservative-Plus Allocation ..   Class B 1.20%         $ 126.70                 145
AXA Conservative-Plus Allocation ..   Class B 1.25%         $ 100.87                  --
AXA Conservative-Plus Allocation ..   Class B 1.30%         $ 106.51                  11
AXA Conservative-Plus Allocation ..   Class B 1.34%         $ 125.94                 406
AXA Conservative-Plus Allocation ..   Class B 1.35%         $ 125.88                   1
AXA Conservative-Plus Allocation ..   Class B 1.45%         $ 125.34                  --
AXA Moderate Allocation ...........   Class A 0.50%         $ 109.30                  --
AXA Moderate Allocation ...........   Class A 0.70%         $ 177.39                  --
AXA Moderate Allocation ...........   Class A 0.90%         $ 212.90                  67
AXA Moderate Allocation ...........   Class A 1.20%         $ 190.05                  27
AXA Moderate Allocation ...........   Class A 1.34%         $  66.55              17,845
AXA Moderate Allocation ...........   Class A 1.35%         $ 225.75                  83
AXA Moderate Allocation ...........   Class A 1.35%         $ 224.33               1,605
AXA Moderate Allocation ...........   Class A 1.45%         $ 144.38                   4
AXA Moderate Allocation ...........   Class B 0.50%         $ 127.43                  --
AXA Moderate Allocation ...........   Class B 0.70%         $ 177.39                   2
AXA Moderate Allocation ...........   Class B 0.70%         $ 137.65                   9
AXA Moderate Allocation ...........   Class B 0.90%         $ 133.43                  19
AXA Moderate Allocation ...........   Class B 0.90%         $ 150.62                  13
AXA Moderate Allocation ...........   Class B 0.95%         $ 134.78                 285
AXA Moderate Allocation ...........   Class B 1.20%         $ 144.41                 821
AXA Moderate Allocation ...........   Class B 1.25%         $  99.38                   3
AXA Moderate Allocation ...........   Class B 1.30%         $ 107.96                  66


                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                          Contract charges      Unit Value     Units Outstanding (000s)
                                                          ----------------   ----------------  ------------------------
AXA Moderate-Plus Allocation ..........................    Class B 0.50%          $ 153.90                 --
AXA Moderate-Plus Allocation ..........................    Class B 0.70%          $ 152.59                  1
AXA Moderate-Plus Allocation ..........................    Class B 0.90%          $ 151.29                 35
AXA Moderate-Plus Allocation ..........................    Class B 0.95%          $ 150.97                385
AXA Moderate-Plus Allocation ..........................    Class B 1.20%          $ 149.35                487
AXA Moderate-Plus Allocation ..........................    Class B 1.25%          $  98.88                 13
AXA Moderate-Plus Allocation ..........................    Class B 1.30%          $ 108.88                 93
AXA Moderate-Plus Allocation ..........................    Class B 1.34%          $ 148.46              2,455
AXA Moderate-Plus Allocation ..........................    Class B 1.35%          $ 148.39                 10
AXA Moderate-Plus Allocation ..........................    Class B 1.45%          $ 147.76                  1
EQ/AllianceBernstein Common Stock .....................    Class A 0.50%          $ 107.52                  2
EQ/AllianceBernstein Common Stock .....................    Class A 0.70%          $ 164.19                 --
EQ/AllianceBernstein Common Stock .....................    Class A 0.74%          $ 517.53                 93
EQ/AllianceBernstein Common Stock .....................    Class A 0.74%          $ 560.59                 33
EQ/AllianceBernstein Common Stock .....................    Class A 0.90%          $ 233.16                 67
EQ/AllianceBernstein Common Stock .....................    Class A 1.20%          $ 192.89                 17
EQ/AllianceBernstein Common Stock .....................    Class A 1.34%          $ 384.25                 18
EQ/AllianceBernstein Common Stock .....................    Class A 1.35%          $ 297.34              2,259
EQ/AllianceBernstein Common Stock .....................    Class A 1.35%          $ 310.68                110
EQ/AllianceBernstein Common Stock .....................    Class A 1.45%          $ 119.86                 25
EQ/AllianceBernstein Common Stock .....................    Class A 1.49%          $ 384.25              6,992
EQ/AllianceBernstein Common Stock .....................    Class B 0.50%          $ 105.11                 --
EQ/AllianceBernstein Common Stock .....................    Class B 0.70%          $ 164.19                 12
EQ/AllianceBernstein Common Stock .....................    Class B 0.70%          $ 109.29                 --
EQ/AllianceBernstein Common Stock .....................    Class B 0.90%          $ 112.55                 29
EQ/AllianceBernstein Common Stock .....................    Class B 0.90%          $ 125.96                  7
EQ/AllianceBernstein Common Stock .....................    Class B 0.95%          $ 107.01                407
EQ/AllianceBernstein Common Stock .....................    Class B 1.20%          $ 119.90              1,018
EQ/AllianceBernstein Common Stock .....................    Class B 1.25%          $  95.05                 --
EQ/AllianceBernstein Common Stock .....................    Class B 1.30%          $ 106.21                 22
EQ/AllianceBernstein Intermediate Government Securities    Class A 0.50%          $ 107.06                 --
EQ/AllianceBernstein Intermediate Government Securities    Class A 0.70%          $ 153.38                 --
EQ/AllianceBernstein Intermediate Government Securities    Class A 0.74%          $  85.75                 32
EQ/AllianceBernstein Intermediate Government Securities    Class A 0.90%          $ 165.32                  3
EQ/AllianceBernstein Intermediate Government Securities    Class A 1.20%          $ 152.20                  1
EQ/AllianceBernstein Intermediate Government Securities    Class A 1.34%          $ 169.61                504
EQ/AllianceBernstein Intermediate Government Securities    Class A 1.35%          $ 163.45                 13
EQ/AllianceBernstein Intermediate Government Securities    Class A 1.45%          $ 137.16                  1
EQ/AllianceBernstein Intermediate Government Securities    Class B 0.50%          $ 136.21                 --
EQ/AllianceBernstein Intermediate Government Securities    Class B 0.70%          $ 153.38                 --
EQ/AllianceBernstein Intermediate Government Securities    Class B 0.70%          $ 140.76                 --
EQ/AllianceBernstein Intermediate Government Securities    Class B 0.90%          $ 141.06                  2
EQ/AllianceBernstein Intermediate Government Securities    Class B 0.95%          $ 137.83                 98
EQ/AllianceBernstein Intermediate Government Securities    Class B 1.20%          $ 137.19                124
EQ/AllianceBernstein Intermediate Government Securities    Class B 1.25%          $ 105.16                 --
EQ/AllianceBernstein Intermediate Government Securities    Class B 1.30%          $ 105.74                  1
EQ/AllianceBernstein International ....................    Class A 0.50%          $ 118.10                  1
EQ/AllianceBernstein International ....................    Class A 0.50%          $ 156.05                  1
EQ/AllianceBernstein International ....................    Class A 0.70%          $ 186.32                 --
EQ/AllianceBernstein International ....................    Class A 0.90%          $ 200.46                 36
EQ/AllianceBernstein International ....................    Class A 1.20%          $ 177.32                 16
EQ/AllianceBernstein International ....................    Class A 1.34%          $ 197.62              4,096


                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                        Contract charges      Unit Value     Units Outstanding (000s)
                                                        ----------------   ----------------  ------------------------
EQ/AllianceBernstein International ....................   Class A 1.35%        $ 197.37                  93
EQ/AllianceBernstein International ....................   Class A 1.45%        $ 154.56                   4
EQ/AllianceBernstein International ....................   Class B 0.70%        $ 161.45                  --
EQ/AllianceBernstein International ....................   Class B 0.70%        $ 186.32                   2
EQ/AllianceBernstein International ....................   Class B 0.90%        $ 164.52                  11
EQ/AllianceBernstein International ....................   Class B 0.95%        $ 158.09                 268
EQ/AllianceBernstein International ....................   Class B 1.20%        $ 154.42                 488
EQ/AllianceBernstein International ....................   Class B 1.25%        $  96.39                   1
EQ/AllianceBernstein International ....................   Class B 1.30%        $ 116.66                  17
EQ/AllianceBernstein Large Cap Growth .................   Class B 0.50%        $  75.03                  --
EQ/AllianceBernstein Large Cap Growth .................   Class B 0.70%        $  81.95                  --
EQ/AllianceBernstein Large Cap Growth .................   Class B 0.90%        $  80.58                   9
EQ/AllianceBernstein Large Cap Growth .................   Class B 0.95%        $  80.24                 149
EQ/AllianceBernstein Large Cap Growth .................   Class B 1.20%        $  78.56                 223
EQ/AllianceBernstein Large Cap Growth .................   Class B 1.25%        $ 104.11                  --
EQ/AllianceBernstein Large Cap Growth .................   Class B 1.30%        $ 115.96                   1
EQ/AllianceBernstein Large Cap Growth .................   Class B 1.34%        $  77.63               1,480
EQ/AllianceBernstein Large Cap Growth .................   Class B 1.35%        $  77.56                   7
EQ/AllianceBernstein Large Cap Growth .................   Class B 1.45%        $  76.91                   1
EQ/AllianceBernstein Quality Bond .....................   Class A 0.50%        $ 105.12                  --
EQ/AllianceBernstein Quality Bond .....................   Class A 0.70%        $ 158.62                  --
EQ/AllianceBernstein Quality Bond .....................   Class A 0.90%        $ 176.45                   6
EQ/AllianceBernstein Quality Bond .....................   Class A 1.20%        $ 158.68                   1
EQ/AllianceBernstein Quality Bond .....................   Class A 1.34%        $ 177.18                 670
EQ/AllianceBernstein Quality Bond .....................   Class A 1.35%        $ 186.75                  14
EQ/AllianceBernstein Quality Bond .....................   Class A 1.45%        $ 139.74                  --
EQ/AllianceBernstein Quality Bond .....................   Class B 0.50%        $ 139.64                  --
EQ/AllianceBernstein Quality Bond .....................   Class B 0.70%        $ 158.62                  --
EQ/AllianceBernstein Quality Bond .....................   Class B 0.70%        $ 144.56                  --
EQ/AllianceBernstein Quality Bond .....................   Class B 0.90%        $ 143.64                   5
EQ/AllianceBernstein Quality Bond .....................   Class B 0.95%        $ 141.55                 111
EQ/AllianceBernstein Quality Bond .....................   Class B 1.20%        $ 139.83                 124
EQ/AllianceBernstein Quality Bond .....................   Class B 1.25%        $ 103.54                  --
EQ/AllianceBernstein Quality Bond .....................   Class B 1.30%        $ 103.82                   1
EQ/AllianceBernstein Small Cap Growth .................   Class A 0.50%        $ 120.87                   1
EQ/AllianceBernstein Small Cap Growth .................   Class A 0.70%        $ 178.75                  --
EQ/AllianceBernstein Small Cap Growth .................   Class A 0.90%        $ 225.25                  12
EQ/AllianceBernstein Small Cap Growth .................   Class A 1.20%        $ 218.08                   3
EQ/AllianceBernstein Small Cap Growth .................   Class A 1.34%        $ 214.81               1,500
EQ/AllianceBernstein Small Cap Growth .................   Class A 1.35%        $ 214.57                  19
EQ/AllianceBernstein Small Cap Growth .................   Class A 1.45%        $ 155.92                   2
EQ/AllianceBernstein Small Cap Growth .................   Class B 0.50%        $ 116.77                  --
EQ/AllianceBernstein Small Cap Growth .................   Class B 0.70%        $ 178.75                   2
EQ/AllianceBernstein Small Cap Growth .................   Class B 0.70%        $ 193.94                  --
EQ/AllianceBernstein Small Cap Growth .................   Class B 0.90%        $ 160.90                   4
EQ/AllianceBernstein Small Cap Growth .................   Class B 0.95%        $ 189.90                 126
EQ/AllianceBernstein Small Cap Growth .................   Class B 1.20%        $ 155.98                 215
EQ/AllianceBernstein Small Cap Growth .................   Class B 1.25%        $  99.28                   1
EQ/AllianceBernstein Small Cap Growth .................   Class B 1.30%        $ 119.40                   5
EQ/AllianceBernstein Value ............................   Class A 0.50%        $ 155.34                  --
EQ/AllianceBernstein Value ............................   Class A 0.70%        $ 141.72                   5
EQ/AllianceBernstein Value ............................   Class A 0.90%        $ 139.36                  72


                                     FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                        Contract charges      Unit Value     Units Outstanding (000s)
                                                        ----------------   ----------------  ------------------------
EQ/AllianceBernstein Value ............................  Class A 1.20%         $ 135.87                  42
EQ/AllianceBernstein Value ............................  Class A 1.34%         $ 134.27               9,158
EQ/AllianceBernstein Value ............................  Class A 1.35%         $ 134.15                 102
EQ/AllianceBernstein Value ............................  Class A 1.45%         $ 142.29                   8
EQ/AllianceBernstein Value ............................  Class B 0.50%         $ 155.18                   1
EQ/AllianceBernstein Value ............................  Class B 0.70%         $ 141.58                  13
EQ/AllianceBernstein Value ............................  Class B 0.90%         $ 139.22                  16
EQ/AllianceBernstein Value ............................  Class B 0.95%         $ 147.02                 494
EQ/AllianceBernstein Value ............................  Class B 1.20%         $ 135.72               1,183
EQ/AllianceBernstein Value ............................  Class B 1.25%         $  88.84                   1
EQ/AllianceBernstein Value ............................  Class B 1.30%         $  98.09                  18
EQ/Ariel Appreciation II ..............................  Class B 0.50%         $ 112.93                  --
EQ/Ariel Appreciation II ..............................  Class B 0.70%         $ 112.42                  --
EQ/Ariel Appreciation II ..............................  Class B 0.90%         $ 111.91                  --
EQ/Ariel Appreciation II ..............................  Class B 0.95%         $ 111.79                   4
EQ/Ariel Appreciation II ..............................  Class B 1.20%         $ 111.16                  11
EQ/Ariel Appreciation II ..............................  Class B 1.25%         $  88.34                  --
EQ/Ariel Appreciation II ..............................  Class B 1.30%         $ 100.82                  --
EQ/Ariel Appreciation II ..............................  Class B 1.34%         $ 110.80                  14
EQ/Ariel Appreciation II ..............................  Class B 1.35%         $ 110.78                  --
EQ/Ariel Appreciation II ..............................  Class B 1.45%         $ 110.53                  --
EQ/AXA Rosenberg Value Long/Short Equity ..............  Class B 0.50%         $ 114.05                  --
EQ/AXA Rosenberg Value Long/Short Equity ..............  Class B 0.70%         $ 111.87                  --
EQ/AXA Rosenberg Value Long/Short Equity ..............  Class B 0.90%         $ 112.11                  --
EQ/AXA Rosenberg Value Long/Short Equity ..............  Class B 0.95%         $ 111.87                  14
EQ/AXA Rosenberg Value Long/Short Equity ..............  Class B 1.20%         $ 110.68                  17
EQ/AXA Rosenberg Value Long/Short Equity ..............  Class B 1.25%         $ 100.29                  --
EQ/AXA Rosenberg Value Long/Short Equity ..............  Class B 1.30%         $ 100.94                  --
EQ/AXA Rosenberg Value Long/Short Equity ..............  Class B 1.34%         $ 110.01                  50
EQ/AXA Rosenberg Value Long/Short Equity ..............  Class B 1.35%         $ 109.96                  --
EQ/AXA Rosenberg Value Long/Short Equity ..............  Class B 1.45%         $ 109.49                  --
EQ/BlackRock Basic Value Equity .......................  Class B 0.50%         $ 158.23                  --
EQ/BlackRock Basic Value Equity .......................  Class B 0.70%         $ 198.37                  --
EQ/BlackRock Basic Value Equity .......................  Class B 0.90%         $ 190.15                   4
EQ/BlackRock Basic Value Equity .......................  Class B 0.90%         $ 194.62                  12
EQ/BlackRock Basic Value Equity .......................  Class B 0.95%         $ 161.83                 155
EQ/BlackRock Basic Value Equity .......................  Class B 1.20%         $ 187.68                 266
EQ/BlackRock Basic Value Equity .......................  Class B 1.20%         $ 189.11                   4
EQ/BlackRock Basic Value Equity .......................  Class B 1.25%         $  91.70                   1
EQ/BlackRock Basic Value Equity .......................  Class B 1.30%         $ 104.10                   4
EQ/BlackRock Basic Value Equity .......................  Class B 1.34%         $ 241.63               1,248
EQ/BlackRock Basic Value Equity .......................  Class B 1.35%         $ 186.41                  10
EQ/BlackRock Basic Value Equity .......................  Class B 1.45%         $ 183.24                   2

                                     FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                        Contract charges      Unit Value     Units Outstanding (000s)
                                                        ----------------   ----------------  ------------------------
EQ/BlackRock International Value ......................  Class B 0.50%         $ 145.75                  --
EQ/BlackRock International Value ......................  Class B 0.70%         $ 178.16                  10
EQ/BlackRock International Value ......................  Class B 0.90%         $ 175.18                  20
EQ/BlackRock International Value ......................  Class B 0.95%         $ 174.45                 183
EQ/BlackRock International Value ......................  Class B 1.20%         $ 170.79                 237
EQ/BlackRock International Value ......................  Class B 1.25%         $  98.44                  --
EQ/BlackRock International Value ......................  Class B 1.30%         $ 113.87                   5
EQ/BlackRock International Value ......................  Class B 1.34%         $ 168.78               1,600
EQ/BlackRock International Value ......................  Class B 1.35%         $ 168.64                  18
EQ/BlackRock International Value ......................  Class B 1.45%         $ 183.08                   1
EQ/Boston Advisors Equity Income ......................  Class B 0.50%         $ 134.77                  --
EQ/Boston Advisors Equity Income ......................  Class B 0.70%         $ 133.89                  --
EQ/Boston Advisors Equity Income ......................  Class B 0.90%         $ 133.03                   2
EQ/Boston Advisors Equity Income ......................  Class B 0.95%         $ 132.81                  31
EQ/Boston Advisors Equity Income ......................  Class B 1.20%         $ 131.73                  72
EQ/Boston Advisors Equity Income ......................  Class B 1.25%         $  94.66                  --
EQ/Boston Advisors Equity Income ......................  Class B 1.30%         $ 106.97                   6
EQ/Boston Advisors Equity Income ......................  Class B 1.34%         $ 131.14                 333
EQ/Boston Advisors Equity Income ......................  Class B 1.35%         $ 131.09                   1
EQ/Boston Advisors Equity Income ......................  Class B 1.45%         $ 130.66                  --
EQ/Calvert Socially Responsible .......................  Class B 0.50%         $  94.90                  --
EQ/Calvert Socially Responsible .......................  Class B 0.70%         $ 105.61                   1
EQ/Calvert Socially Responsible .......................  Class B 0.90%         $ 103.84                   3
EQ/Calvert Socially Responsible .......................  Class B 0.95%         $ 132.58                   5
EQ/Calvert Socially Responsible .......................  Class B 1.20%         $ 101.24                  12
EQ/Calvert Socially Responsible .......................  Class B 1.25%         $ 101.62                  --
EQ/Calvert Socially Responsible .......................  Class B 1.30%         $ 112.07                  --
EQ/Calvert Socially Responsible .......................  Class B 1.34%         $ 100.04                 196
EQ/Calvert Socially Responsible .......................  Class B 1.35%         $  99.96                   1
EQ/Calvert Socially Responsible .......................  Class B 1.45%         $ 128.45                  --
EQ/Capital Guardian Growth ............................  Class B 0.50%         $  72.73                  --
EQ/Capital Guardian Growth ............................  Class B 0.70%         $  82.77                  --
EQ/Capital Guardian Growth ............................  Class B 0.90%         $  81.39                   1
EQ/Capital Guardian Growth ............................  Class B 0.95%         $  81.04                  20
EQ/Capital Guardian Growth ............................  Class B 1.20%         $  79.35                  43
EQ/Capital Guardian Growth ............................  Class B 1.25%         $  97.10                  --
EQ/Capital Guardian Growth ............................  Class B 1.30%         $ 105.87                  --
EQ/Capital Guardian Growth ............................  Class B 1.34%         $  78.41                 163
EQ/Capital Guardian Growth ............................  Class B 1.35%         $  78.35                   1
EQ/Capital Guardian Growth ............................  Class B 1.45%         $ 104.44                  --
EQ/Capital Guardian Research ..........................  Class B 0.50%         $ 126.86                  --
EQ/Capital Guardian Research ..........................  Class B 0.70%         $ 139.36                   1
EQ/Capital Guardian Research ..........................  Class B 0.90%         $ 137.03                  25
EQ/Capital Guardian Research ..........................  Class B 0.95%         $ 136.45                 117
EQ/Capital Guardian Research ..........................  Class B 1.20%         $ 133.60                 370
EQ/Capital Guardian Research ..........................  Class B 1.25%         $  93.93                  --
EQ/Capital Guardian Research ..........................  Class B 1.30%         $ 102.69                   1
EQ/Capital Guardian Research ..........................  Class B 1.34%         $ 132.02               1,410
EQ/Capital Guardian Research ..........................  Class B 1.35%         $ 131.91                   9
EQ/Capital Guardian Research ..........................  Class B 1.45%         $ 130.80                   3


                                     FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                         Contract charges      Unit Value     Units Outstanding (000s)
                                                         ----------------   ----------------  ------------------------
EQ/Caywood-Scholl High Yield Bond .....................   Class B 0.50%         $ 114.90                   --
EQ/Caywood-Scholl High Yield Bond .....................   Class B 0.70%         $ 114.28                   --
EQ/Caywood-Scholl High Yield Bond .....................   Class B 0.90%         $ 113.67                    1
EQ/Caywood-Scholl High Yield Bond .....................   Class B 0.95%         $ 113.52                   44
EQ/Caywood-Scholl High Yield Bond .....................   Class B 1.20%         $ 112.76                   45
EQ/Caywood-Scholl High Yield Bond .....................   Class B 1.25%         $ 100.04                   --
EQ/Caywood-Scholl High Yield Bond .....................   Class B 1.30%         $ 103.77                    2
EQ/Caywood-Scholl High Yield Bond .....................   Class B 1.34%         $ 112.33                  152
EQ/Caywood-Scholl High Yield Bond .....................   Class B 1.35%         $ 112.30                   --
EQ/Caywood-Scholl High Yield Bond .....................   Class B 1.45%         $ 112.00                   --
EQ/Davis New York Venture .............................   Class B 0.50%         $  97.46                   --
EQ/Davis New York Venture .............................   Class B 0.70%         $  97.33                   --
EQ/Davis New York Venture .............................   Class B 0.90%         $ 111.68                    1
EQ/Davis New York Venture .............................   Class B 0.90%         $  97.21                    1
EQ/Davis New York Venture .............................   Class B 0.95%         $  97.18                   12
EQ/Davis New York Venture .............................   Class B 1.20%         $  97.03                    8
EQ/Davis New York Venture .............................   Class B 1.25%         $  95.94                   --
EQ/Davis New York Venture .............................   Class B 1.30%         $  97.08                    2
EQ/Davis New York Venture .............................   Class B 1.34%         $  96.94                   37
EQ/Davis New York Venture .............................   Class B 1.34%         $ 111.03                   --
EQ/Davis New York Venture .............................   Class B 1.35%         $ 111.02                    3
EQ/Davis New York Venture .............................   Class B 1.45%         $  96.87                   --
EQ/Equity 500 Index ...................................   Class A 0.50%         $ 108.06                   --
EQ/Equity 500 Index ...................................   Class A 0.70%         $ 165.68                   --
EQ/Equity 500 Index ...................................   Class A 0.90%         $ 235.57                   28
EQ/Equity 500 Index ...................................   Class A 1.20%         $ 195.29                   16
EQ/Equity 500 Index ...................................   Class A 1.34%         $ 322.33                2,757
EQ/Equity 500 Index ...................................   Class A 1.35%         $ 321.88                   47
EQ/Equity 500 Index ...................................   Class A 1.45%         $ 121.98                   10
EQ/Equity 500 Index ...................................   Class B 0.50%         $ 107.91                   --
EQ/Equity 500 Index ...................................   Class B 0.70%         $ 165.68                    5
EQ/Equity 500 Index ...................................   Class B 0.70%         $ 109.75                   12
EQ/Equity 500 Index ...................................   Class B 0.90%         $ 127.68                   11
EQ/Equity 500 Index ...................................   Class B 0.95%         $ 107.46                  217
EQ/Equity 500 Index ...................................   Class B 1.20%         $ 122.02                  649
EQ/Equity 500 Index ...................................   Class B 1.25%         $  95.03                   --
EQ/Equity 500 Index ...................................   Class B 1.30%         $ 106.74                    8
EQ/Evergreen International Bond .......................   Class B 0.50%         $ 109.34                   --
EQ/Evergreen International Bond .......................   Class B 0.70%         $ 108.84                   --
EQ/Evergreen International Bond .......................   Class B 0.90%         $ 108.35                    1
EQ/Evergreen International Bond .......................   Class B 0.95%         $ 108.23                   42
EQ/Evergreen International Bond .......................   Class B 1.20%         $ 107.62                   37
EQ/Evergreen International Bond .......................   Class B 1.25%         $ 108.14                   --
EQ/Evergreen International Bond .......................   Class B 1.30%         $ 109.81                    2
EQ/Evergreen International Bond .......................   Class B 1.34%         $ 107.28                  131
EQ/Evergreen International Bond .......................   Class B 1.35%         $ 107.26                   --
EQ/Evergreen International Bond .......................   Class B 1.45%         $ 107.01                   --
EQ/Evergreen Omega ....................................   Class B 0.50%         $ 100.16                   --
EQ/Evergreen Omega ....................................   Class B 0.70%         $ 101.91                   --
EQ/Evergreen Omega ....................................   Class B 0.90%         $ 100.21                    2
EQ/Evergreen Omega ....................................   Class B 0.95%         $  99.78                   33
EQ/Evergreen Omega ....................................   Class B 1.20%         $  97.69                   41


                                     FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007


                                                        Contract charges      Unit Value     Units Outstanding (000s)
                                                        ----------------   ----------------  ------------------------
EQ/Evergreen Omega ....................................  Class B 1.25%         $  99.32                 --
EQ/Evergreen Omega ....................................  Class B 1.30%         $ 113.87                  1
EQ/Evergreen Omega ....................................  Class B 1.34%         $  96.54                218
EQ/Evergreen Omega ....................................  Class B 1.35%         $  96.46                 --
EQ/Evergreen Omega ....................................  Class B 1.45%         $  95.65                 --
EQ/FI Mid Cap .........................................  Class B 0.50%         $ 149.37                 --
EQ/FI Mid Cap .........................................  Class B 0.70%         $ 143.79                  9
EQ/FI Mid Cap .........................................  Class B 0.90%         $ 141.69                 24
EQ/FI Mid Cap .........................................  Class B 0.95%         $ 141.16                202
EQ/FI Mid Cap .........................................  Class B 1.20%         $ 138.57                531
EQ/FI Mid Cap .........................................  Class B 1.25%         $  95.26                  1
EQ/FI Mid Cap .........................................  Class B 1.30%         $ 111.60                  4
EQ/FI Mid Cap .........................................  Class B 1.34%         $ 137.14              1,869
EQ/FI Mid Cap .........................................  Class B 1.35%         $ 137.04                  3
EQ/FI Mid Cap .........................................  Class B 1.45%         $ 136.02                  1
EQ/Franklin Income ....................................  Class B 0.50%         $ 106.18                 --
EQ/Franklin Income ....................................  Class B 0.70%         $ 105.90                  5
EQ/Franklin Income ....................................  Class B 0.90%         $ 105.62                  7
EQ/Franklin Income ....................................  Class B 0.95%         $ 105.55                 82
EQ/Franklin Income ....................................  Class B 1.20%         $ 105.20                149
EQ/Franklin Income ....................................  Class B 1.25%         $  96.80                 --
EQ/Franklin Income ....................................  Class B 1.30%         $ 103.43                 12
EQ/Franklin Income ....................................  Class B 1.34%         $ 105.01                570
EQ/Franklin Income ....................................  Class B 1.35%         $ 104.99                 --
EQ/Franklin Income ....................................  Class B 1.45%         $ 104.85                 --
EQ/Franklin Small Cap Value ...........................  Class B 0.50%         $  98.64                 --
EQ/Franklin Small Cap Value ...........................  Class B 0.70%         $  98.38                 --
EQ/Franklin Small Cap Value ...........................  Class B 0.90%         $  98.12                 --
EQ/Franklin Small Cap Value ...........................  Class B 0.95%         $  98.06                  5
EQ/Franklin Small Cap Value ...........................  Class B 1.20%         $  97.73                 10
EQ/Franklin Small Cap Value ...........................  Class B 1.25%         $  81.76                 --
EQ/Franklin Small Cap Value ...........................  Class B 1.30%         $  93.11                  1
EQ/Franklin Small Cap Value ...........................  Class B 1.34%         $  97.55                 50
EQ/Franklin Small Cap Value ...........................  Class B 1.35%         $  97.54                 --
EQ/Franklin Small Cap Value ...........................  Class B 1.45%         $  97.41                 --
EQ/Franklin Templeton Founding Strategy ...............  Class B 0.50%         $  95.67                 --
EQ/Franklin Templeton Founding Strategy ...............  Class B 0.70%         $  95.55                 --
EQ/Franklin Templeton Founding Strategy ...............  Class B 0.90%         $  95.43                  1
EQ/Franklin Templeton Founding Strategy ...............  Class B 0.95%         $  95.40                 34
EQ/Franklin Templeton Founding Strategy ...............  Class B 1.20%         $  95.25                 69
EQ/Franklin Templeton Founding Strategy ...............  Class B 1.25%         $  94.37                 --
EQ/Franklin Templeton Founding Strategy ...............  Class B 1.30%         $  95.29                 12
EQ/Franklin Templeton Founding Strategy ...............  Class B 1.34%         $  95.16                176
EQ/Franklin Templeton Founding Strategy ...............  Class B 1.45%         $  95.10                 --
EQ/GAMCO Mergers and Acquisitions .....................  Class B 0.50%         $ 121.36                 --
EQ/GAMCO Mergers and Acquisitions .....................  Class B 0.70%         $ 120.71                 --
EQ/GAMCO Mergers and Acquisitions .....................  Class B 0.90%         $ 120.07                 --
EQ/GAMCO Mergers and Acquisitions .....................  Class B 0.95%         $ 119.91                 21
EQ/GAMCO Mergers and Acquisitions .....................  Class B 1.20%         $ 119.10                 21
EQ/GAMCO Mergers and Acquisitions .....................  Class B 1.25%         $  95.62                 --
EQ/GAMCO Mergers and Acquisitions .....................  Class B 1.30%         $ 104.40                  1
EQ/GAMCO Mergers and Acquisitions .....................  Class B 1.34%         $ 118.65                 64


                                     FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                        Contract charges      Unit Value     Units Outstanding (000s)
                                                        ----------------   ----------------  ------------------------
EQ/GAMCO Mergers and Acquisitions .....................  Class B 1.34%        $ 118.65                    1
EQ/GAMCO Mergers and Acquisitions .....................  Class B 1.35%        $ 118.62                   --
EQ/GAMCO Mergers and Acquisitions .....................  Class B 1.45%        $ 118.30                   --
EQ/GAMCO Small Company Value ..........................  Class B 0.50%        $ 151.41                   --
EQ/GAMCO Small Company Value ..........................  Class B 0.70%        $ 150.43                    2
EQ/GAMCO Small Company Value ..........................  Class B 0.90%        $ 149.46                    5
EQ/GAMCO Small Company Value ..........................  Class B 0.95%        $ 149.22                   71
EQ/GAMCO Small Company Value ..........................  Class B 1.20%        $ 148.00                  128
EQ/GAMCO Small Company Value ..........................  Class B 1.25%        $  94.52                    1
EQ/GAMCO Small Company Value ..........................  Class B 1.30%        $ 112.05                    9
EQ/GAMCO Small Company Value ..........................  Class B 1.34%        $ 147.33                  647
EQ/GAMCO Small Company Value ..........................  Class B 1.35%        $ 147.28                    3
EQ/GAMCO Small Company Value ..........................  Class B 1.45%        $ 146.80                   --
EQ/International Growth ...............................  Class B 0.50%        $ 167.16                   --
EQ/International Growth ...............................  Class B 0.70%        $ 166.26                   --
EQ/International Growth ...............................  Class B 0.90%        $ 165.37                    2
EQ/International Growth ...............................  Class B 0.95%        $ 165.15                   20
EQ/International Growth ...............................  Class B 1.20%        $ 164.04                   40
EQ/International Growth ...............................  Class B 1.25%        $ 101.57                   --
EQ/International Growth ...............................  Class B 1.30%        $ 121.38                   --
EQ/International Growth ...............................  Class B 1.34%        $ 163.42                  160
EQ/International Growth ...............................  Class B 1.34%        $ 163.42                    5
EQ/International Growth ...............................  Class B 1.35%        $ 163.38                   --
EQ/International Growth ...............................  Class B 1.45%        $ 162.94                   --
EQ/JPMorgan Core Bond .................................  Class B 0.50%        $ 124.31                   --
EQ/JPMorgan Core Bond .................................  Class B 0.70%        $ 122.80                    3
EQ/JPMorgan Core Bond .................................  Class B 0.90%        $ 121.31                    6
EQ/JPMorgan Core Bond .................................  Class B 0.95%        $ 120.94                  241
EQ/JPMorgan Core Bond .................................  Class B 1.20%        $ 119.09                  159
EQ/JPMorgan Core Bond .................................  Class B 1.25%        $ 102.18                   --
EQ/JPMorgan Core Bond .................................  Class B 1.30%        $ 102.44                    5
EQ/JPMorgan Core Bond .................................  Class B 1.34%        $ 118.07                  748
EQ/JPMorgan Core Bond .................................  Class B 1.35%        $ 118.00                    1
EQ/JPMorgan Core Bond .................................  Class B 1.45%        $ 117.27                    1
EQ/JPMorgan Value Opportunities .......................  Class B 0.50%        $ 132.31                   --
EQ/JPMorgan Value Opportunities .......................  Class B 0.70%        $ 132.08                   --
EQ/JPMorgan Value Opportunities .......................  Class B 0.90%        $ 128.17                   --
EQ/JPMorgan Value Opportunities .......................  Class B 0.90%        $ 129.59                    7
EQ/JPMorgan Value Opportunities .......................  Class B 0.95%        $ 119.88                   20
EQ/JPMorgan Value Opportunities .......................  Class B 1.20%        $ 124.59                   38
EQ/JPMorgan Value Opportunities .......................  Class B 1.20%        $ 125.92                    2
EQ/JPMorgan Value Opportunities .......................  Class B 1.25%        $  90.10                   --
EQ/JPMorgan Value Opportunities .......................  Class B 1.30%        $ 101.59                    1
EQ/JPMorgan Value Opportunities .......................  Class B 1.34%        $ 156.76                  351
EQ/JPMorgan Value Opportunities .......................  Class B 1.35%        $ 124.12                   11
EQ/JPMorgan Value Opportunities .......................  Class B 1.45%        $ 121.64                    1
EQ/Legg Mason Value Equity ............................  Class B 0.50%        $ 106.08                   --
EQ/Legg Mason Value Equity ............................  Class B 0.70%        $ 105.61                   --
EQ/Legg Mason Value Equity ............................  Class B 0.90%        $ 105.13                    1
EQ/Legg Mason Value Equity ............................  Class B 0.95%        $ 105.01                   21
EQ/Legg Mason Value Equity ............................  Class B 1.20%        $ 104.42                   49
EQ/Legg Mason Value Equity ............................  Class B 1.25%        $  87.93                   --


                                     FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                        Contract charges      Unit Value     Units Outstanding (000s)
                                                        ----------------   ----------------  ------------------------
EQ/Legg Mason Value Equity ............................  Class B 1.30%        $  96.64                   1
EQ/Legg Mason Value Equity ............................  Class B 1.34%        $ 104.09                 128
EQ/Legg Mason Value Equity ............................  Class B 1.35%        $ 104.07                   1
EQ/Legg Mason Value Equity ............................  Class B 1.45%        $ 103.83                  --
EQ/Long Term Bond .....................................  Class B 0.50%        $ 108.86                  --
EQ/Long Term Bond .....................................  Class B 0.70%        $ 108.28                  --
EQ/Long Term Bond .....................................  Class B 0.90%        $ 107.70                   1
EQ/Long Term Bond .....................................  Class B 0.95%        $ 107.56                  34
EQ/Long Term Bond .....................................  Class B 1.20%        $ 106.83                  41
EQ/Long Term Bond .....................................  Class B 1.25%        $ 109.49                  --
EQ/Long Term Bond .....................................  Class B 1.30%        $ 106.43                  --
EQ/Long Term Bond .....................................  Class B 1.34%        $ 106.43                 147
EQ/Long Term Bond .....................................  Class B 1.35%        $ 106.40                  --
EQ/Long Term Bond .....................................  Class B 1.45%        $ 106.12                  --
EQ/Lord Abbett Growth and Income ......................  Class B 0.50%        $ 127.98                  --
EQ/Lord Abbett Growth and Income ......................  Class B 0.70%        $ 127.29                  --
EQ/Lord Abbett Growth and Income ......................  Class B 0.90%        $ 126.61                   1
EQ/Lord Abbett Growth and Income ......................  Class B 0.95%        $ 126.44                  10
EQ/Lord Abbett Growth and Income ......................  Class B 1.20%        $ 125.59                  13
EQ/Lord Abbett Growth and Income ......................  Class B 1.25%        $  96.60                  --
EQ/Lord Abbett Growth and Income ......................  Class B 1.30%        $ 105.22                  --
EQ/Lord Abbett Growth and Income ......................  Class B 1.34%        $ 125.12                 105
EQ/Lord Abbett Growth and Income ......................  Class B 1.35%        $ 125.08                   1
EQ/Lord Abbett Growth and Income ......................  Class B 1.45%        $ 124.75                  --
EQ/Lord Abbett Large Cap Core .........................  Class B 0.50%        $ 131.15                  --
EQ/Lord Abbett Large Cap Core .........................  Class B 0.70%        $ 130.45                  --
EQ/Lord Abbett Large Cap Core .........................  Class B 0.90%        $ 129.75                  --
EQ/Lord Abbett Large Cap Core .........................  Class B 0.95%        $ 129.57                   6
EQ/Lord Abbett Large Cap Core .........................  Class B 1.20%        $ 128.70                  10
EQ/Lord Abbett Large Cap Core .........................  Class B 1.25%        $ 101.27                  --
EQ/Lord Abbett Large Cap Core .........................  Class B 1.30%        $ 112.11                  --
EQ/Lord Abbett Large Cap Core .........................  Class B 1.34%        $ 128.70                  --
EQ/Lord Abbett Large Cap Core .........................  Class B 1.34%        $ 128.22                  38
EQ/Lord Abbett Large Cap Core .........................  Class B 1.35%        $ 128.18                  --
EQ/Lord Abbett Large Cap Core .........................  Class B 1.45%        $ 127.84                  --
EQ/Lord Abbett Mid Cap Value ..........................  Class B 0.50%        $ 125.51                  --
EQ/Lord Abbett Mid Cap Value ..........................  Class B 0.70%        $ 124.84                  --
EQ/Lord Abbett Mid Cap Value ..........................  Class B 0.90%        $ 124.17                   2
EQ/Lord Abbett Mid Cap Value ..........................  Class B 0.95%        $ 124.00                  27
EQ/Lord Abbett Mid Cap Value ..........................  Class B 1.20%        $ 123.17                  38
EQ/Lord Abbett Mid Cap Value ..........................  Class B 1.25%        $  88.65                  --
EQ/Lord Abbett Mid Cap Value ..........................  Class B 1.30%        $ 103.08                   1
EQ/Lord Abbett Mid Cap Value ..........................  Class B 1.34%        $ 122.70                 162
EQ/Lord Abbett Mid Cap Value ..........................  Class B 1.34%        $ 123.17                  --
EQ/Lord Abbett Mid Cap Value ..........................  Class B 1.35%        $ 122.67                   1
EQ/Lord Abbett Mid Cap Value ..........................  Class B 1.45%        $ 122.34                  --
EQ/Marsico Focus ......................................  Class B 0.50%        $ 182.16                   1
EQ/Marsico Focus ......................................  Class B 0.70%        $ 179.88                   3
EQ/Marsico Focus ......................................  Class B 0.90%        $ 177.63                  21
EQ/Marsico Focus ......................................  Class B 0.95%        $ 177.07                 238
EQ/Marsico Focus ......................................  Class B 1.20%        $ 174.30                 326
EQ/Marsico Focus ......................................  Class B 1.25%        $ 108.07                   1


                                     FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007


                                                        Contract charges      Unit Value     Units Outstanding (000s)
                                                        ----------------   ----------------  ------------------------
EQ/Marsico Focus ......................................   Class B 1.30%        $ 118.26                   8
EQ/Marsico Focus ......................................   Class B 1.34%        $ 172.77               1,770
EQ/Marsico Focus ......................................   Class B 1.35%        $ 172.66                   5
EQ/Marsico Focus ......................................   Class B 1.45%        $ 171.57                   1
EQ/Money Market .......................................   Class A 0.50%        $ 105.25
EQ/Money Market .......................................   Class A 0.70%        $ 134.00                   1
EQ/Money Market .......................................   Class A 0.74%        $  47.16                  61
EQ/Money Market .......................................   Class A 0.90%        $ 140.86                  26
EQ/Money Market .......................................   Class A 1.20%        $ 132.18                   1
EQ/Money Market .......................................   Class A 1.35%        $ 144.74                  54
EQ/Money Market .......................................   Class A 1.35%        $ 144.05                 239
EQ/Money Market .......................................   Class A 1.45%        $ 120.77                   1
EQ/Money Market .......................................   Class A 1.49%        $  36.61               2,683
EQ/Money Market .......................................   Class B 0.50%        $ 116.77                  --
EQ/Money Market .......................................   Class B 0.70%        $ 134.00                  --
EQ/Money Market .......................................   Class B 0.70%        $ 121.44                  --
EQ/Money Market .......................................   Class B 0.90%        $ 112.59                   1
EQ/Money Market .......................................   Class B 0.90%        $ 124.45                   1
EQ/Money Market .......................................   Class B 0.95%        $ 118.91                 232
EQ/Money Market .......................................   Class B 1.20%        $ 120.81                 133
EQ/Money Market .......................................   Class B 1.25%        $ 101.55                  --
EQ/Money Market .......................................   Class B 1.30%        $ 103.97                   1
EQ/Montag & Caldwell Growth ...........................   Class B 0.50%        $ 141.99                  --
EQ/Montag & Caldwell Growth ...........................   Class B 0.70%        $ 141.07                  --
EQ/Montag & Caldwell Growth ...........................   Class B 0.90%        $ 140.16                   1
EQ/Montag & Caldwell Growth ...........................   Class B 0.95%        $ 139.93                   7
EQ/Montag & Caldwell Growth ...........................   Class B 1.20%        $ 138.79                  11
EQ/Montag & Caldwell Growth ...........................   Class B 1.25%        $ 109.93                  --
EQ/Montag & Caldwell Growth ...........................   Class B 1.30%        $ 121.42                  --
EQ/Montag & Caldwell Growth ...........................   Class B 1.34%        $ 138.16                  87
EQ/Montag & Caldwell Growth ...........................   Class B 1.35%        $ 138.12                  --
EQ/Montag & Caldwell Growth ...........................   Class B 1.45%        $ 137.67                  --
EQ/Mutual Shares ......................................   Class B 0.50%        $ 108.61                  --
EQ/Mutual Shares ......................................   Class B 0.70%        $ 108.32                   2
EQ/Mutual Shares ......................................   Class B 0.90%        $ 108.03                   1
EQ/Mutual Shares ......................................   Class B 0.95%        $ 107.96                  25
EQ/Mutual Shares ......................................   Class B 1.20%        $ 107.60                  73
EQ/Mutual Shares ......................................   Class B 1.25%        $  92.28
EQ/Mutual Shares ......................................   Class B 1.30%        $ 104.00                   8
EQ/Mutual Shares ......................................   Class B 1.34%        $ 107.40                 228
EQ/Mutual Shares ......................................   Class B 1.35%        $ 107.39                  --
EQ/Mutual Shares ......................................   Class B 1.45%        $ 107.25                  --
EQ/Oppenheimer Global .................................   Class B 0.50%        $ 116.99                  --
EQ/Oppenheimer Global .................................   Class B 0.70%        $ 116.68                  --
EQ/Oppenheimer Global .................................   Class B 0.90%        $ 116.38                   1
EQ/Oppenheimer Global .................................   Class B 0.95%        $ 116.30                  13
EQ/Oppenheimer Global .................................   Class B 1.20%        $ 115.91                  17
EQ/Oppenheimer Global .................................   Class B 1.25%        $  95.47                  --
EQ/Oppenheimer Global .................................   Class B 1.30%        $ 109.68                   1
EQ/Oppenheimer Global .................................   Class B 1.34%        $ 115.70                  82
EQ/Oppenheimer Global .................................   Class B 1.35%        $ 115.68                  --
EQ/Oppenheimer Global .................................   Class B 1.45%        $ 115.53                  --

                                     FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                        Contract charges      Unit Value     Units Outstanding (000s)
                                                        ----------------   ----------------  ------------------------
EQ/Oppenheimer Main Street Opportunity ................  Class B 0.50%         $  95.69                --
EQ/Oppenheimer Main Street Opportunity ................  Class B 0.70%         $  95.57                --
EQ/Oppenheimer Main Street Opportunity ................  Class B 0.90%         $ 112.17                 1
EQ/Oppenheimer Main Street Opportunity ................  Class B 0.90%         $  95.45                --
EQ/Oppenheimer Main Street Opportunity ................  Class B 0.95%         $  95.42                 1
EQ/Oppenheimer Main Street Opportunity ................  Class B 1.20%         $  95.27                 3
EQ/Oppenheimer Main Street Opportunity ................  Class B 1.25%         $  94.35                --
EQ/Oppenheimer Main Street Opportunity ................  Class B 1.30%         $  95.32                --
EQ/Oppenheimer Main Street Opportunity ................  Class B 1.34%         $ 111.51                --
EQ/Oppenheimer Main Street Opportunity ................  Class B 1.34%         $  95.19                11
EQ/Oppenheimer Main Street Opportunity ................  Class B 1.35%         $ 111.50                --
EQ/Oppenheimer Main Street Opportunity ................  Class B 1.45%         $  95.12                --
EQ/Oppenheimer Main Street Small Cap ..................  Class B 0.50%         $ 108.77                --
EQ/Oppenheimer Main Street Small Cap ..................  Class B 0.70%         $ 108.48                --
EQ/Oppenheimer Main Street Small Cap ..................  Class B 0.90%         $ 108.19                 1
EQ/Oppenheimer Main Street Small Cap ..................  Class B 0.95%         $ 108.12                 8
EQ/Oppenheimer Main Street Small Cap ..................  Class B 1.20%         $ 107.76                13
EQ/Oppenheimer Main Street Small Cap ..................  Class B 1.25%         $  87.42                --
EQ/Oppenheimer Main Street Small Cap ..................  Class B 1.30%         $  99.59                 1
EQ/Oppenheimer Main Street Small Cap ..................  Class B 1.34%         $ 107.56                51
EQ/Oppenheimer Main Street Small Cap ..................  Class B 1.35%         $ 107.55                --
EQ/Oppenheimer Main Street Small Cap ..................  Class B 1.45%         $ 107.40                --
EQ/PIMCO Real Return ..................................  Class B 0.50%         $ 110.69                --
EQ/PIMCO Real Return ..................................  Class B 0.70%         $ 110.10                --
EQ/PIMCO Real Return ..................................  Class B 0.90%         $ 109.51                 7
EQ/PIMCO Real Return ..................................  Class B 0.95%         $ 109.36                97
EQ/PIMCO Real Return ..................................  Class B 1.20%         $ 108.63                73
EQ/PIMCO Real Return ..................................  Class B 1.25%         $ 109.88                --
EQ/PIMCO Real Return ..................................  Class B 1.30%         $ 109.41                 1
EQ/PIMCO Real Return ..................................  Class B 1.34%         $ 108.22               270
EQ/PIMCO Real Return ..................................  Class B 1.35%         $ 108.19                --
EQ/PIMCO Real Return ..................................  Class B 1.45%         $ 107.90                --
EQ/Short Duration Bond ................................  Class B 0.50%         $ 108.78                --
EQ/Short Duration Bond ................................  Class B 0.70%         $ 108.20                 1
EQ/Short Duration Bond ................................  Class B 0.90%         $ 107.62                --
EQ/Short Duration Bond ................................  Class B 0.95%         $ 107.48                21
EQ/Short Duration Bond ................................  Class B 1.20%         $ 106.75                19
EQ/Short Duration Bond ................................  Class B 1.25%         $ 103.00                --
EQ/Short Duration Bond ................................  Class B 1.30%         $ 104.46                --
EQ/Short Duration Bond ................................  Class B 1.34%         $ 106.35                70
EQ/Short Duration Bond ................................  Class B 1.35%         $ 106.32                --
EQ/Short Duration Bond ................................  Class B 1.45%         $ 106.04                --
EQ/Small Company Index ................................  Class B 0.50%         $ 165.93                --
EQ/Small Company Index ................................  Class B 0.70%         $ 163.91                 7
EQ/Small Company Index ................................  Class B 0.90%         $ 161.92                 7
EQ/Small Company Index ................................  Class B 0.95%         $ 161.42                51
EQ/Small Company Index ................................  Class B 1.20%         $ 158.96               193
EQ/Small Company Index ................................  Class B 1.25%         $  90.40                --
EQ/Small Company Index ................................  Class B 1.30%         $  99.72                 2
EQ/Small Company Index ................................  Class B 1.34%         $ 157.60               766
EQ/Small Company Index ................................  Class B 1.35%         $ 157.50                 2
EQ/Small Company Index ................................  Class B 1.45%         $ 156.54                --


                                     FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007


                                                        Contract charges      Unit Value     Units Outstanding (000s)
                                                        ----------------   ----------------  ------------------------
EQ/T. Rowe Price Growth Stock .........................   Class B 0.50%        $ 117.48                --
EQ/T. Rowe Price Growth Stock .........................   Class B 0.70%        $ 116.72                 5
EQ/T. Rowe Price Growth Stock .........................   Class B 0.90%        $ 115.97                 4
EQ/T. Rowe Price Growth Stock .........................   Class B 0.95%        $ 115.78                57
EQ/T. Rowe Price Growth Stock .........................   Class B 1.20%        $ 114.84               152
EQ/T. Rowe Price Growth Stock .........................   Class B 1.25%        $  97.66                --
EQ/T. Rowe Price Growth Stock .........................   Class B 1.30%        $ 105.87                 1
EQ/T. Rowe Price Growth Stock .........................   Class B 1.34%        $ 114.32               530
EQ/T. Rowe Price Growth Stock .........................   Class B 1.35%        $ 114.28                 1
EQ/T. Rowe Price Growth Stock .........................   Class B 1.45%        $ 113.91                --
EQ/Templeton Growth ...................................   Class B 0.50%        $ 109.56                --
EQ/Templeton Growth ...................................   Class B 0.70%        $ 109.27                 1
EQ/Templeton Growth ...................................   Class B 0.90%        $ 108.98                 1
EQ/Templeton Growth ...................................   Class B 0.95%        $ 108.91                25
EQ/Templeton Growth ...................................   Class B 1.20%        $ 108.55                54
EQ/Templeton Growth ...................................   Class B 1.25%        $  93.60                --
EQ/Templeton Growth ...................................   Class B 1.30%        $ 105.00                 7
EQ/Templeton Growth ...................................   Class B 1.34%        $ 108.35               188
EQ/Templeton Growth ...................................   Class B 1.35%        $ 108.34                --
EQ/Templeton Growth ...................................   Class B 1.45%        $ 108.19                --
EQ/UBS Growth and Income ..............................   Class B 0.50%        $ 135.71                --
EQ/UBS Growth and Income ..............................   Class B 0.70%        $ 134.84                --
EQ/UBS Growth and Income ..............................   Class B 0.90%        $ 133.96                --
EQ/UBS Growth and Income ..............................   Class B 0.95%        $ 133.75                11
EQ/UBS Growth and Income ..............................   Class B 1.20%        $ 132.66                65
EQ/UBS Growth and Income ..............................   Class B 1.25%        $  92.64                --
EQ/UBS Growth and Income ..............................   Class B 1.30%        $ 102.74                 1
EQ/UBS Growth and Income ..............................   Class B 1.34%        $ 132.06               127
EQ/UBS Growth and Income ..............................   Class B 1.35%        $ 132.01                --
EQ/UBS Growth and Income ..............................   Class B 1.45%        $ 131.58                --
EQ/Van Kampen Comstock ................................   Class B 0.50%        $ 117.33                --
EQ/Van Kampen Comstock ................................   Class B 0.70%        $ 116.70                --
EQ/Van Kampen Comstock ................................   Class B 0.90%        $ 116.08                 1
EQ/Van Kampen Comstock ................................   Class B 0.95%        $ 115.92                21
EQ/Van Kampen Comstock ................................   Class B 1.20%        $ 115.14                32
EQ/Van Kampen Comstock ................................   Class B 1.25%        $  90.49                --
EQ/Van Kampen Comstock ................................   Class B 1.30%        $  99.05                 1
EQ/Van Kampen Comstock ................................   Class B 1.34%        $ 114.71               144
EQ/Van Kampen Comstock ................................   Class B 1.35%        $ 114.68                --
EQ/Van Kampen Comstock ................................   Class B 1.45%        $ 114.37                --
EQ/Van Kampen Emerging Markets Equity .................   Class B 0.50%        $ 343.25                --
EQ/Van Kampen Emerging Markets Equity .................   Class B 0.70%        $ 423.88                 6
EQ/Van Kampen Emerging Markets Equity .................   Class B 0.70%        $ 259.36                --
EQ/Van Kampen Emerging Markets Equity .................   Class B 0.90%        $ 257.82                --
EQ/Van Kampen Emerging Markets Equity .................   Class B 0.90%        $ 493.27                 2
EQ/Van Kampen Emerging Markets Equity .................   Class B 0.90%        $ 415.87                 9
EQ/Van Kampen Emerging Markets Equity .................   Class B 0.95%        $ 364.95               118
EQ/Van Kampen Emerging Markets Equity .................   Class B 1.20%        $ 404.09                25
EQ/Van Kampen Emerging Markets Equity .................   Class B 1.20%        $ 381.60               196
EQ/Van Kampen Emerging Markets Equity .................   Class B 1.25%        $ 115.64                 1
EQ/Van Kampen Emerging Markets Equity .................   Class B 1.30%        $ 158.58                 6
EQ/Van Kampen Emerging Markets Equity .................   Class B 1.34%        $ 428.77                12


                                     FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                        Contract charges      Unit Value     Units Outstanding (000s)
                                                        ----------------   ----------------  ------------------------
EQ/Van Kampen Emerging Markets Equity .................   Class B 1.34%        $ 243.84                  --
EQ/Van Kampen Emerging Markets Equity .................   Class B 1.34%        $ 264.35               1,843
EQ/Van Kampen Emerging Markets Equity .................   Class B 1.35%        $ 398.32                  13
EQ/Van Kampen Emerging Markets Equity .................   Class B 1.45%        $ 372.58                   1
EQ/Van Kampen Mid Cap Growth ..........................   Class B 0.50%        $ 164.77                  --
EQ/Van Kampen Mid Cap Growth ..........................   Class B 0.70%        $ 163.89                  --
EQ/Van Kampen Mid Cap Growth ..........................   Class B 0.90%        $ 163.01                   3
EQ/Van Kampen Mid Cap Growth ..........................   Class B 0.95%        $ 162.79                  20
EQ/Van Kampen Mid Cap Growth ..........................   Class B 1.20%        $ 161.70                  34
EQ/Van Kampen Mid Cap Growth ..........................   Class B 1.25%        $ 105.71                  --
EQ/Van Kampen Mid Cap Growth ..........................   Class B 1.30%        $ 125.39                   2
EQ/Van Kampen Mid Cap Growth ..........................   Class B 1.34%        $ 161.09                 226
EQ/Van Kampen Mid Cap Growth ..........................   Class B 1.35%        $ 161.04                   1
EQ/Van Kampen Mid Cap Growth ..........................   Class B 1.45%        $ 160.61                  --
EQ/Van Kampen Real Estate .............................   Class B 0.50%        $  83.23                   1
EQ/Van Kampen Real Estate .............................   Class B 0.70%        $  83.14                   2
EQ/Van Kampen Real Estate .............................   Class B 0.90%        $  83.06                   9
EQ/Van Kampen Real Estate .............................   Class B 0.95%        $  83.04                 131
EQ/Van Kampen Real Estate .............................   Class B 1.20%        $  82.93                 244
EQ/Van Kampen Real Estate .............................   Class B 1.25%        $  82.82                  --
EQ/Van Kampen Real Estate .............................   Class B 1.30%        $  82.89                   6
EQ/Van Kampen Real Estate .............................   Class B 1.34%        $  82.87               1,184
EQ/Van Kampen Real Estate .............................   Class B 1.35%        $  82.87                   4
EQ/Van Kampen Real Estate .............................   Class B 1.45%        $  82.82                   1
MarketPLUS International Core .........................   Class B 0.50%        $ 145.80                  --
MarketPLUS International Core .........................   Class B 0.70%        $ 161.85                  --
MarketPLUS International Core .........................   Class B 0.90%        $ 159.14                   5
MarketPLUS International Core .........................   Class B 0.95%        $ 194.70                  49
MarketPLUS International Core .........................   Class B 1.20%        $ 155.16                 116
MarketPLUS International Core .........................   Class B 1.25%        $ 102.01                  --
MarketPLUS International Core .........................   Class B 1.30%        $ 118.42                   1
MarketPLUS International Core .........................   Class B 1.34%        $ 153.33                 576
MarketPLUS International Core .........................   Class B 1.35%        $ 153.20                   1
MarketPLUS International Core .........................   Class B 1.45%        $ 188.80                  --
MarketPLUS Large Cap Core .............................   Class B 0.50%        $ 106.78                  --
MarketPLUS Large Cap Core .............................   Class B 0.70%        $ 111.57                  --
MarketPLUS Large Cap Core .............................   Class B 0.90%        $ 109.70                   1
MarketPLUS Large Cap Core .............................   Class B 0.95%        $ 109.24                  12
MarketPLUS Large Cap Core .............................   Class B 1.20%        $ 106.95                  26
MarketPLUS Large Cap Core .............................   Class B 1.25%        $  95.91                  --
MarketPLUS Large Cap Core .............................   Class B 1.30%        $ 105.03                  --
MarketPLUS Large Cap Core .............................   Class B 1.34%        $ 105.70                 107
MarketPLUS Large Cap Core .............................   Class B 1.35%        $ 105.60                  --
MarketPLUS Large Cap Core .............................   Class B 1.45%        $ 104.71                  --
MarketPLUS Large Cap Growth ...........................   Class B 0.50%        $  69.45                  --
MarketPLUS Large Cap Growth ...........................   Class B 0.70%        $ 122.55                   3
MarketPLUS Large Cap Growth ...........................   Class B 0.90%        $ 107.65                   3
MarketPLUS Large Cap Growth ...........................   Class B 0.90%        $ 120.23                  26
MarketPLUS Large Cap Growth ...........................   Class B 0.95%        $ 101.62                 103
MarketPLUS Large Cap Growth ...........................   Class B 1.20%        $ 112.19                 167
MarketPLUS Large Cap Growth ...........................   Class B 1.20%        $ 116.82                   1
MarketPLUS Large Cap Growth ...........................   Class B 1.25%        $ 103.08                  --


                                     FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                         Contract charges      Unit Value     Units Outstanding (000s)
                                                        ----------------   ----------------  ------------------------
MarketPLUS Large Cap Growth ...........................   Class B 1.30%        $ 118.81                   1
MarketPLUS Large Cap Growth ...........................   Class B 1.34%        $ 172.29               1,655
MarketPLUS Large Cap Growth ...........................   Class B 1.35%        $ 115.15                  32
MarketPLUS Large Cap Growth ...........................   Class B 1.45%        $ 109.53                   7
MarketPLUS Mid Cap Value ..............................   Class B 0.50%        $ 179.75                  --
MarketPLUS Mid Cap Value ..............................   Class B 0.70%        $ 143.72                   1
MarketPLUS Mid Cap Value ..............................   Class B 0.90%        $ 174.50                   4
MarketPLUS Mid Cap Value ..............................   Class B 0.90%        $ 141.01                  19
MarketPLUS Mid Cap Value ..............................   Class B 0.95%        $ 177.39                 161
MarketPLUS Mid Cap Value ..............................   Class B 1.20%        $ 137.01                   9
MarketPLUS Mid Cap Value ..............................   Class B 1.20%        $ 136.59                 349
MarketPLUS Mid Cap Value ..............................   Class B 1.25%        $  87.71                  --
MarketPLUS Mid Cap Value ..............................   Class B 1.30%        $ 100.68                   4
MarketPLUS Mid Cap Value ..............................   Class B 1.34%        $ 170.56               2,189
MarketPLUS Mid Cap Value ..............................   Class B 1.35%        $ 135.05                  25
MarketPLUS Mid Cap Value ..............................   Class B 1.45%        $ 133.36                   2
Multimanager Aggressive Equity ........................   Class A 0.50%        $ 116.93                  --
Multimanager Aggressive Equity ........................   Class A 0.70%        $  96.44                  --
Multimanager Aggressive Equity ........................   Class A 0.90%        $ 119.48                  52
Multimanager Aggressive Equity ........................   Class A 1.20%        $ 105.47                   2
Multimanager Aggressive Equity ........................   Class A 1.25%        $  99.59                  --
Multimanager Aggressive Equity ........................   Class A 1.34%        $  89.29               7,790
Multimanager Aggressive Equity ........................   Class A 1.35%        $ 156.14                 954
Multimanager Aggressive Equity ........................   Class A 1.35%        $ 164.39                  98
Multimanager Aggressive Equity ........................   Class A 1.45%        $  86.41                   4
Multimanager Aggressive Equity ........................   Class B 0.50%        $  88.52                  --
Multimanager Aggressive Equity ........................   Class B 0.70%        $  96.44                   8
Multimanager Aggressive Equity ........................   Class B 0.70%        $  95.72                  --
Multimanager Aggressive Equity ........................   Class B 0.90%        $  73.67                  21
Multimanager Aggressive Equity ........................   Class B 0.90%        $  89.23                   1
Multimanager Aggressive Equity ........................   Class B 0.95%        $  93.73                  29
Multimanager Aggressive Equity ........................   Class B 1.20%        $  86.44                  98
Multimanager Aggressive Equity ........................   Class B 1.30%        $ 115.50                   2
Multimanager Core Bond ................................   Class A 1.25%        $ 106.02                  --
Multimanager Core Bond ................................   Class B 0.50%        $ 126.94                  --
Multimanager Core Bond ................................   Class B 0.70%        $ 125.41                  --
Multimanager Core Bond ................................   Class B 0.70%        $ 109.90                  --
Multimanager Core Bond ................................   Class B 0.90%        $ 123.90                   3
Multimanager Core Bond ................................   Class B 0.90%        $ 109.24                  --
Multimanager Core Bond ................................   Class B 0.95%        $ 123.53                 111
Multimanager Core Bond ................................   Class B 1.20%        $ 121.67                 108
Multimanager Core Bond ................................   Class B 1.20%        $ 108.27                  --
Multimanager Core Bond ................................   Class B 1.30%        $ 105.41                   1
Multimanager Core Bond ................................   Class B 1.34%        $ 120.64                 371
Multimanager Core Bond ................................   Class B 1.35%        $ 120.57                  --
Multimanager Core Bond ................................   Class B 1.45%        $ 119.83                  --
Multimanager Health Care ..............................   Class A 1.25%        $ 101.64                  --
Multimanager Health Care ..............................   Class B 0.50%        $ 136.76                  --
Multimanager Health Care ..............................   Class B 0.70%        $ 135.12                  --
Multimanager Health Care ..............................   Class B 0.70%        $ 122.90                  --
Multimanager Health Care ..............................   Class B 0.90%        $ 133.49                   3
Multimanager Health Care ..............................   Class B 0.90%        $ 122.16                  --


                                     FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007


                                                        Contract charges      Unit Value     Units Outstanding (000s)
                                                        ----------------   ----------------  ------------------------
Multimanager Health Care ..............................   Class B 0.95%        $ 133.09                 27
Multimanager Health Care ..............................   Class B 1.20%        $ 131.09                 63
Multimanager Health Care ..............................   Class B 1.30%        $ 107.57                  3
Multimanager Health Care ..............................   Class B 1.34%        $ 172.67                  2
Multimanager Health Care ..............................   Class B 1.34%        $ 115.53                 --
Multimanager Health Care ..............................   Class B 1.34%        $ 129.98                297
Multimanager Health Care ..............................   Class B 1.35%        $ 129.90                  1
Multimanager Health Care ..............................   Class B 1.45%        $ 129.11                 --
Multimanager High Yield ...............................   Class A 0.50%        $ 105.59                 --
Multimanager High Yield ...............................   Class A 0.70%        $ 123.46                 --
Multimanager High Yield ...............................   Class A 0.90%        $ 161.88                  5
Multimanager High Yield ...............................   Class A 1.20%        $ 136.92                  2
Multimanager High Yield ...............................   Class A 1.25%        $  99.91                 --
Multimanager High Yield ...............................   Class A 1.34%        $ 182.06                723
Multimanager High Yield ...............................   Class A 1.35%        $ 194.11                 18
Multimanager High Yield ...............................   Class A 1.45%        $ 106.88                  1
Multimanager High Yield ...............................   Class B 0.50%        $ 138.16                 --
Multimanager High Yield ...............................   Class B 0.70%        $ 123.46                 --
Multimanager High Yield ...............................   Class B 0.70%        $ 130.22                 --
Multimanager High Yield ...............................   Class B 0.90%        $ 110.41                  5
Multimanager High Yield ...............................   Class B 0.95%        $ 127.51                164
Multimanager High Yield ...............................   Class B 1.20%        $ 106.89                211
Multimanager High Yield ...............................   Class B 1.30%        $ 104.30                  4
Multimanager International Equity .....................   Class A 1.25%        $ 100.71                 --
Multimanager International Equity .....................   Class B 0.50%        $ 197.82                 --
Multimanager International Equity .....................   Class B 0.70%        $ 195.44                  1
Multimanager International Equity .....................   Class B 0.70%        $ 163.55                 --
Multimanager International Equity .....................   Class B 0.90%        $ 193.09                  5
Multimanager International Equity .....................   Class B 0.90%        $ 162.57                 --
Multimanager International Equity .....................   Class B 0.95%        $ 192.51                 77
Multimanager International Equity .....................   Class B 1.20%        $ 189.61                 88
Multimanager International Equity .....................   Class B 1.30%        $ 117.54                  2
Multimanager International Equity .....................   Class B 1.34%        $ 217.99                 10
Multimanager International Equity .....................   Class B 1.34%        $ 153.75                 --
Multimanager International Equity .....................   Class B 1.34%        $ 188.01                461
Multimanager International Equity .....................   Class B 1.35%        $ 187.89                 --
Multimanager International Equity .....................   Class B 1.45%        $ 186.75                 --
Multimanager Large Cap Core Equity ....................   Class A 1.25%        $  95.23                 --
Multimanager Large Cap Core Equity ....................   Class B 0.50%        $ 134.47                 --
Multimanager Large Cap Core Equity ....................   Class B 0.70%        $ 132.85                 --
Multimanager Large Cap Core Equity ....................   Class B 0.70%        $ 127.29                 --
Multimanager Large Cap Core Equity ....................   Class B 0.90%        $ 131.25                  1
Multimanager Large Cap Core Equity ....................   Class B 0.90%        $ 126.54                 --
Multimanager Large Cap Core Equity ....................   Class B 0.95%        $ 130.86                 12
Multimanager Large Cap Core Equity ....................   Class B 1.20%        $ 128.89                 30
Multimanager Large Cap Core Equity ....................   Class B 1.20%        $ 125.40                 --
Multimanager Large Cap Core Equity ....................   Class B 1.30%        $ 106.68                 --
Multimanager Large Cap Core Equity ....................   Class B 1.34%        $ 127.80                130
Multimanager Large Cap Core Equity ....................   Class B 1.35%        $ 127.72                 --
Multimanager Large Cap Core Equity ....................   Class B 1.45%        $ 126.94                 --


                                     FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007


                                                        Contract charges      Unit Value     Units Outstanding (000s)
                                                        ----------------   ----------------  ------------------------
Multimanager Large Cap Growth .........................  Class A 1.25%         $ 102.03                 --
Multimanager Large Cap Growth .........................  Class B 0.50%         $ 111.34                 --
Multimanager Large Cap Growth .........................  Class B 0.70%         $ 110.00                 --
Multimanager Large Cap Growth .........................  Class B 0.70%         $ 120.26                 --
Multimanager Large Cap Growth .........................  Class B 0.90%         $ 108.68                  4
Multimanager Large Cap Growth .........................  Class B 0.90%         $ 119.55                 --
Multimanager Large Cap Growth .........................  Class B 0.95%         $ 108.35                 49
Multimanager Large Cap Growth .........................  Class B 1.20%         $ 106.72                 67
Multimanager Large Cap Growth .........................  Class B 1.20%         $ 118.48                 --
Multimanager Large Cap Growth .........................  Class B 1.30%         $ 111.17                 --
Multimanager Large Cap Growth .........................  Class B 1.34%         $ 105.82                266
Multimanager Large Cap Growth .........................  Class B 1.35%         $ 105.75                 --
Multimanager Large Cap Growth .........................  Class B 1.45%         $ 105.11                 --
Multimanager Large Cap Value ..........................  Class A 1.25%         $  94.15                  1
Multimanager Large Cap Value ..........................  Class B 0.50%         $ 154.53                 --
Multimanager Large Cap Value ..........................  Class B 0.70%         $ 152.67                 --
Multimanager Large Cap Value ..........................  Class B 0.70%         $ 131.39                 --
Multimanager Large Cap Value ..........................  Class B 0.90%         $ 150.84                  3
Multimanager Large Cap Value ..........................  Class B 0.90%         $ 130.61                 --
Multimanager Large Cap Value ..........................  Class B 0.95%         $ 150.38                 67
Multimanager Large Cap Value ..........................  Class B 1.20%         $ 148.12                 93
Multimanager Large Cap Value ..........................  Class B 1.20%         $ 129.44                 --
Multimanager Large Cap Value ..........................  Class B 1.30%         $ 106.36                  3
Multimanager Large Cap Value ..........................  Class B 1.34%         $ 146.86                335
Multimanager Large Cap Value ..........................  Class B 1.35%         $ 146.77                 --
Multimanager Large Cap Value ..........................  Class B 1.45%         $ 145.88                 --
Multimanager Mid Cap Growth ...........................  Class A 1.25%         $  98.14                 --
Multimanager Mid Cap Growth ...........................  Class B 0.50%         $ 127.03                 --
Multimanager Mid Cap Growth ...........................  Class B 0.70%         $ 125.50                 --
Multimanager Mid Cap Growth ...........................  Class B 0.70%         $ 135.92                 --
Multimanager Mid Cap Growth ...........................  Class B 0.90%         $ 123.99                  4
Multimanager Mid Cap Growth ...........................  Class B 0.90%         $ 135.11                 --
Multimanager Mid Cap Growth ...........................  Class B 0.95%         $ 123.62                 75
Multimanager Mid Cap Growth ...........................  Class B 1.20%         $ 121.76                107
Multimanager Mid Cap Growth ...........................  Class B 1.30%         $ 114.07                  1
Multimanager Mid Cap Growth ...........................  Class B 1.34%         $ 181.90                  6
Multimanager Mid Cap Growth ...........................  Class B 1.34%         $ 127.78                 --
Multimanager Mid Cap Growth ...........................  Class B 1.34%         $ 120.73                536
Multimanager Mid Cap Growth ...........................  Class B 1.35%         $ 120.65                  1
Multimanager Mid Cap Growth ...........................  Class B 1.45%         $ 119.92                 --
Multimanager Mid Cap Value ............................  Class A 1.25%         $  88.13                 --
Multimanager Mid Cap Value ............................  Class B 0.50%         $ 144.72                 --
Multimanager Mid Cap Value ............................  Class B 0.70%         $ 142.98                 --
Multimanager Mid Cap Value ............................  Class B 0.70%         $ 124.92                 --
Multimanager Mid Cap Value ............................  Class B 0.90%         $ 141.27                  3
Multimanager Mid Cap Value ............................  Class B 0.90%         $ 124.18                 --
Multimanager Mid Cap Value ............................  Class B 0.95%         $ 140.84                 56
Multimanager Mid Cap Value ............................  Class B 1.20%         $ 138.72                 82
Multimanager Mid Cap Value ............................  Class B 1.30%         $ 101.70                  2
Multimanager Mid Cap Value ............................  Class B 1.34%         $ 176.71                  3


                                     FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                        Contract charges      Unit Value     Units Outstanding (000s)
                                                        ----------------   ----------------  ------------------------
Multimanager Mid Cap Value ............................   Class B 1.34%        $ 117.44                --
Multimanager Mid Cap Value ............................   Class B 1.34%        $ 137.54               368
Multimanager Mid Cap Value ............................   Class B 1.35%        $ 137.46                --
Multimanager Mid Cap Value ............................   Class B 1.45%        $ 136.63                --
Multimanager Small Cap Growth .........................   Class B 0.50%        $ 138.89                --
Multimanager Small Cap Growth .........................   Class B 0.70%        $ 138.00                --
Multimanager Small Cap Growth .........................   Class B 0.90%        $ 137.10                 3
Multimanager Small Cap Growth .........................   Class B 0.95%        $ 136.88                44
Multimanager Small Cap Growth .........................   Class B 1.20%        $ 135.77                72
Multimanager Small Cap Growth .........................   Class B 1.25%        $ 92.33
Multimanager Small Cap Growth .........................   Class B 1.30%        $ 105.90                 2
Multimanager Small Cap Growth .........................   Class B 1.34%        $ 135.15               308
Multimanager Small Cap Growth .........................   Class B 1.34%        $ 135.16                 9
Multimanager Small Cap Growth .........................   Class B 1.35%        $ 135.11                 1
Multimanager Small Cap Growth .........................   Class B 1.45%        $ 134.67                --
Multimanager Small Cap Value ..........................   Class A 1.25%        $  84.78                --
Multimanager Small Cap Value ..........................   Class B 0.50%        $ 187.01                --
Multimanager Small Cap Value ..........................   Class B 0.70%        $ 195.49                --
Multimanager Small Cap Value ..........................   Class B 0.90%        $ 192.22                13
Multimanager Small Cap Value ..........................   Class B 0.95%        $ 151.05                87
Multimanager Small Cap Value ..........................   Class B 1.20%        $ 187.41               112
Multimanager Small Cap Value ..........................   Class B 1.30%        $  92.73                 1
Multimanager Small Cap Value ..........................   Class B 1.34%        $ 185.20               725
Multimanager Small Cap Value ..........................   Class B 1.34%        $ 185.21                14
Multimanager Small Cap Value ..........................   Class B 1.35%        $ 185.04                 5
Multimanager Small Cap Value ..........................   Class B 1.45%        $ 143.86                --
Multimanager Technology ...............................   Class A 1.25%        $ 103.56                 1
Multimanager Technology ...............................   Class B 0.50%        $ 130.12                --
Multimanager Technology ...............................   Class B 0.70%        $ 128.56                 8
Multimanager Technology ...............................   Class B 0.70%        $ 145.87                --
Multimanager Technology ...............................   Class B 0.90%        $ 127.01                 6
Multimanager Technology ...............................   Class B 0.90%        $ 145.00                --
Multimanager Technology ...............................   Class B 0.95%        $ 126.63                73
Multimanager Technology ...............................   Class B 1.20%        $ 124.72               126
Multimanager Technology ...............................   Class B 1.30%        $ 122.15                 2
Multimanager Technology ...............................   Class B 1.34%        $ 192.05                 2
Multimanager Technology ...............................   Class B 1.34%        $ 137.13                --
Multimanager Technology ...............................   Class B 1.34%        $ 123.67               823
Multimanager Technology ...............................   Class B 1.35%        $ 123.59                 3
Multimanager Technology ...............................   Class B 1.45%        $ 122.84                 1
Target 2015 Allocation ................................   Class B 0.50%        $ 115.88                --
Target 2015 Allocation ................................   Class B 0.70%        $ 115.58                --
Target 2015 Allocation ................................   Class B 0.90%        $ 115.27                 1
Target 2015 Allocation ................................   Class B 0.95%        $ 115.19                 1
Target 2015 Allocation ................................   Class B 1.20%        $ 114.81                 5
Target 2015 Allocation ................................   Class B 1.25%        $  99.42                --
Target 2015 Allocation ................................   Class B 1.30%        $ 109.39                --
Target 2015 Allocation ................................   Class B 1.34%        $ 114.60                60
Target 2015 Allocation ................................   Class B 1.35%        $ 114.58                --
Target 2015 Allocation ................................   Class B 1.45%        $ 114.43                --

                                     FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2007

                                                        Contract charges      Unit Value     Units Outstanding (000s)
                                                        ----------------   ----------------  ------------------------
Target 2025 Allocation ................................   Class B 0.50%        $ 117.04                  --
Target 2025 Allocation ................................   Class B 0.70%        $ 116.73                  --
Target 2025 Allocation ................................   Class B 0.90%        $ 116.42                  --
Target 2025 Allocation ................................   Class B 0.95%        $ 116.34                   3
Target 2025 Allocation ................................   Class B 1.20%        $ 115.96                  15
Target 2025 Allocation ................................   Class B 1.25%        $  98.77                  --
Target 2025 Allocation ................................   Class B 1.30%        $ 109.99                  --
Target 2025 Allocation ................................   Class B 1.34%        $ 115.74                  61
Target 2025 Allocation ................................   Class B 1.35%        $ 115.73                   1
Target 2025 Allocation ................................   Class B 1.45%        $ 115.57                  --
Target 2035 Allocation ................................   Class B 0.50%        $ 118.01                  --
Target 2035 Allocation ................................   Class B 0.70%        $ 117.70                  --
Target 2035 Allocation ................................   Class B 0.90%        $ 117.39                   1
Target 2035 Allocation ................................   Class B 0.95%        $ 117.31                   3
Target 2035 Allocation ................................   Class B 1.20%        $ 116.92                   7
Target 2035 Allocation ................................   Class B 1.25%        $  98.05                  --
Target 2035 Allocation ................................   Class B 1.30%        $ 110.39                  --
Target 2035 Allocation ................................   Class B 1.34%        $ 116.71                  29
Target 2035 Allocation ................................   Class B 1.35%        $ 116.69                  --
Target 2035 Allocation ................................   Class B 1.45%        $ 116.54                  --
Target 2045 Allocation ................................   Class B 0.50%        $ 119.32                  --
Target 2045 Allocation ................................   Class B 0.70%        $ 119.00                  --
Target 2045 Allocation ................................   Class B 0.90%        $ 118.69                  --
Target 2045 Allocation ................................   Class B 0.95%        $ 118.61                   1
Target 2045 Allocation ................................   Class B 1.20%        $ 118.22                   5
Target 2045 Allocation ................................   Class B 1.20%        $  97.54                  --
Target 2045 Allocation ................................   Class B 1.30%        $ 111.07                  --
Target 2045 Allocation ................................   Class B 1.34%        $ 118.00                  23
Target 2045 Allocation ................................   Class B 1.35%        $ 117.98                  --
Target 2045 Allocation ................................   Class B 1.45%        $ 117.82                  --

----------
The accompanying notes are an integral part of these financial statements.


                                     FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                          AXA Aggressive    AXA Conservative   AXA Conservative-Plus
                                                            Allocation         Allocation           Allocation
                                                         ----------------   ----------------   ---------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ...........................  $      3,731,203   $      1,567,430   $           2,541,400
 Expenses:
  Asset-based charges .................................         1,620,267            393,937                 794,603
  Less: Reduction for expense limitation ..............                --                 --                      --
                                                         ----------------   ----------------   ---------------------
  Net Expenses ........................................         1,620,267            393,937                 794,603
                                                         ----------------   ----------------   ---------------------
Net Investment Income (Loss) ..........................         2,110,936          1,173,493               1,746,797
                                                         ----------------   ----------------   ---------------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .................         3,757,511            379,799                 911,372
  Realized gain distribution from The Trusts ..........         5,351,486            653,167               1,523,882
                                                         ----------------   ----------------   ---------------------
 Net realized gain (loss) .............................         9,108,997          1,032,966               2,435,254
                                                         ----------------   ----------------   ---------------------
  Change in unrealized appreciation
   (depreciation) of investments ......................        (6,954,750)          (841,932)             (1,896,227)
                                                         ----------------   ----------------   ---------------------
Net Realized and Unrealized Gain (Loss) on
 Investments ..........................................         2,154,247            191,034                 539,027
                                                         ----------------   ----------------   ---------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............................  $      4,265,183   $      1,364,527   $           2,285,824
                                                         ================   ================   =====================


                                                           AXA Moderate     AXA Moderate-Plus   EQ/AllianceBernstein
                                                            Allocation         Allocation           Common Stock
                                                         ----------------   -----------------   --------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ...........................  $     58,489,247   $      13,547,933   $         47,098,044
 Expenses:
  Asset-based charges .................................        24,931,932           5,138,529             57,223,195
  Less: Reduction for expense limitation ..............        (5,879,049)                 --             (9,955,496)
                                                         ----------------   -----------------   --------------------
  Net Expenses ........................................        19,052,883           5,138,529             47,267,699
                                                         ----------------   -----------------   --------------------
Net Investment Income (Loss) ..........................        39,436,364           8,409,404               (169,655)
                                                         ----------------   -----------------   --------------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .................        30,119,493          10,225,520             79,901,173
  Realized gain distribution from The Trusts ..........        32,773,640          13,460,501                     --
                                                         ----------------   -----------------   --------------------
 Net realized gain (loss) .............................        62,893,133          23,686,021             79,901,173
                                                         ----------------   -----------------   --------------------
  Change in unrealized appreciation
   (depreciation) of investments ......................       (11,964,149)        (15,854,312)            27,484,537
                                                         ----------------   -----------------   --------------------
Net Realized and Unrealized Gain (Loss) on
 Investments ..........................................        50,928,984           7,831,709            107,385,710
                                                         ----------------   -----------------   --------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............................  $     90,365,348   $      16,241,113   $        107,216,055
                                                         ================   =================   ====================


                                                    EQ/AllianceBernstein
                                                       Intermediate
                                                        Government
                                                        Securities
                                                    --------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $          5,430,954
 Expenses:
  Asset-based charges ............................             1,537,471
  Less: Reduction for expense limitation .........               (10,101)
                                                    --------------------
  Net Expenses ...................................             1,527,370
                                                    --------------------
Net Investment Income (Loss) .....................             3,903,584
                                                    --------------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............              (970,093)
  Realized gain distribution from The Trusts .....                    --
                                                    --------------------
 Net realized gain (loss) ........................              (970,093)
                                                    --------------------
  Change in unrealized appreciation
   (depreciation) of investments .................             3,752,005
                                                    --------------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................             2,781,912
                                                    --------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $          6,685,496
                                                    ====================

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                           EQ/AllianceBernstein
                                                    EQ/AllianceBernstein         Large Cap        EQ/AllianceBernstein
                                                        International             Growth              Quality Bond
                                                    --------------------   --------------------   --------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $         14,171,158   $                 --   $          7,930,248
 Expenses:
  Asset-based charges ............................            12,481,311              1,864,505              1,999,801
  Less: Reduction for expense limitation .........                    --                     --                     --
                                                    --------------------   --------------------   --------------------
  Net Expenses ...................................            12,481,311              1,864,505              1,999,801
                                                    --------------------   --------------------   --------------------
Net Investment Income (Loss) .....................             1,689,847             (1,864,505)             5,930,447
                                                    --------------------   --------------------   --------------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............            72,161,002             13,405,080               (263,447)
  Realized gain distribution from The Trusts .....            84,299,399                     --                     --
                                                    --------------------   --------------------   --------------------
 Net realized gain (loss) ........................           156,460,401             13,405,080               (263,447)
                                                    --------------------   --------------------   --------------------
  Change in unrealized appreciation
   (depreciation) of investments .................           (65,600,773)             5,205,658               (473,499)
                                                    --------------------   --------------------   --------------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................            90,859,628             18,610,738               (736,946)
                                                    --------------------   --------------------   --------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $         92,549,475   $         16,746,233   $          5,193,501
                                                    ====================   ====================   ====================

                                                    EQ/AllianceBernstein
                                                          Small Cap        EQ/AllianceBernstein         EQ/Ariel
                                                           Growth                  Value            Appreciation II
                                                    --------------------   --------------------   --------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $                 --   $         24,962,422   $             13,537
 Expenses:
  Asset-based charges ............................             5,041,206             12,230,741                 44,948
  Less: Reduction for expense limitation .........                    --                     --                     --
                                                    --------------------   --------------------   --------------------
  Net Expenses ...................................             5,041,206             12,230,741                 44,948
                                                    --------------------   --------------------   --------------------
Net Investment Income (Loss) .....................            (5,041,206)            12,731,681                (31,411)
                                                    --------------------   --------------------   --------------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............            27,092,094             65,316,273                206,176
  Realized gain distribution from The Trusts .....            55,578,250             98,603,415                 28,475
                                                    --------------------   --------------------   --------------------
 Net realized gain (loss) ........................            82,670,344            163,919,688                234,651
                                                    --------------------   --------------------   --------------------
  Change in unrealized appreciation
   (depreciation) of investments .................           (23,317,507)          (266,779,879)              (295,137)
                                                    --------------------   --------------------   --------------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................            59,352,837           (102,860,191)               (60,486)
                                                    --------------------   --------------------   --------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $         54,311,631   $        (90,128,510)  $            (91,897)
                                                    ====================   ====================   ====================


                                                   EQ/AXA Rosenberg
                                                     Value Long/
                                                     Short Equity
                                                   ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $        178,686
 Expenses:
  Asset-based charges ............................           114,629
  Less: Reduction for expense limitation .........                --
                                                    ----------------
  Net Expenses ...................................           114,629
                                                    ----------------
Net Investment Income (Loss) .....................            64,057
                                                    ----------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............           (30,630)
  Realized gain distribution from The Trusts .....                --
                                                    ----------------
 Net realized gain (loss) ........................           (30,630)
                                                    ----------------
  Change in unrealized appreciation
   (depreciation) of investments .................           134,180
                                                    ----------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................           103,550
                                                    ----------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $        167,607
                                                    ================

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                       EQ/BlackRock        EQ/BlackRock         EQ/Boston
                                                        Basic Value       International          Advisors
                                                          Equity              Value           Equity Income
                                                     ----------------    ----------------    ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................   $      4,352,195    $      6,504,977    $      1,078,634
 Expenses:
  Asset-based charges ............................          5,285,273           4,377,395             724,661
  Less: Reduction for expense limitation .........                 --                  --                  --
                                                     ----------------    ----------------    ----------------
  Net Expenses ...................................          5,285,273           4,377,395             724,661
                                                     ----------------    ----------------    ----------------
Net Investment Income (Loss) .....................           (933,078)          2,127,582             353,973
                                                     ----------------    ----------------    ----------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............         24,351,836          28,625,637           1,972,605
  Realized gain distribution from The Trusts .....         30,148,964          34,966,113           3,899,219
                                                     ----------------    ----------------    ----------------
 Net realized gain (loss) ........................         54,500,800          63,591,750           5,871,824
                                                     ----------------    ----------------    ----------------
  Change in unrealized appreciation
   (depreciation) of investments .................        (53,893,635)        (38,025,776)         (5,192,746)
                                                     ----------------    ----------------    ----------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................            607,165          25,565,974             679,078
                                                     ----------------    ----------------    ----------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................   $       (325,913)   $     27,693,556    $      1,033,051
                                                     ================    ================    ================

                                                            EQ/Calvert       EQ/Capital        EQ/Capital      EQ/Caywood-Scholl
                                                             Socially         Guardian          Guardian          High Yield
                                                           Responsible         Growth           Research             Bond
                                                         ---------------   ---------------   ---------------   ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ...........................  $        51,538   $            --   $     2,572,635   $        1,825,784
 Expenses:
  Asset-based charges .................................          254,865           196,797         2,758,734              289,798
  Less: Reduction for expense limitation ..............               --                --                --                   --
                                                         ---------------   ---------------   ---------------   ------------------
  Net Expenses ........................................          254,865           196,797         2,758,734              289,798
                                                         ---------------   ---------------   ---------------   ------------------
Net Investment Income (Loss) ..........................         (203,327)         (196,797)         (186,099)           1,535,986
                                                         ---------------   ---------------   ---------------   ------------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .................          803,832           962,601        19,494,601              125,122
  Realized gain distribution from The Trusts ..........        1,067,707                --         2,772,628                   --
                                                         ---------------   ---------------   ---------------   ------------------
 Net realized gain (loss) .............................        1,871,539           962,601        22,267,229              125,122
                                                         ---------------   ---------------   ---------------   ------------------
  Change in unrealized appreciation
   (depreciation) of investments ......................          426,570          (452,942)      (29,606,074)          (1,469,113)
                                                         ---------------   ---------------   ---------------   ------------------
Net Realized and Unrealized Gain (Loss) on
 Investments ..........................................        2,298,109           509,659        (7,338,845)          (1,343,991)
                                                         ---------------   ---------------   ---------------   ------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............................  $     2,094,782   $       312,862   $    (7,524,944)  $          191,995
                                                         ===============   ===============   ===============   ==================

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                       EQ/Davis                             EQ/Evergreen
                                                       New York           EQ/Equity        International
                                                        Venture           500 Index             Bond
                                                    ----------------   ----------------   ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $         23,725   $     16,382,231   $        476,340
 Expenses:
  Asset-based charges ............................            26,163         14,062,463            165,966
  Less: Reduction for expense limitation .........                --                 --                 --
                                                    ----------------   ----------------   ----------------
  Net Expenses ...................................            26,163         14,062,463            165,966
                                                    ----------------   ----------------   ----------------
Net Investment Income (Loss) .....................            (2,438)         2,319,768            310,374
                                                    ----------------   ----------------   ----------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............              (498)        39,879,333            287,464
  Realized gain distribution from The Trusts .....            16,657         28,844,013              8,042
                                                    ----------------   ----------------   ----------------
 Net realized gain (loss) ........................            16,159         68,723,346            295,506
                                                    ----------------   ----------------   ----------------
  Change in unrealized appreciation
   (depreciation) of investments .................           (75,153)       (30,655,199)           516,896
                                                    ----------------   ----------------   ----------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................           (58,994)        38,068,147            812,402
                                                    ----------------   ----------------   ----------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $        (61,432)  $     40,387,915   $      1,122,776
                                                    ================   ================   ================

                                                                                                        EQ/Franklin
                                                     EQ/Evergreen                      EQ/Franklin       Small Cap
                                                         Omega       EQ/FI Mid Cap        Income           Value
                                                    --------------   --------------   --------------   --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $           --   $           --   $    2,605,603   $       29,328
 Expenses:
  Asset-based charges ............................         321,897        4,563,321          718,978           66,221
  Less: Reduction for expense limitation .........              --               --               --               --
                                                    --------------   --------------   --------------   --------------
  Net Expenses ...................................         321,897        4,563,321          718,978           66,221
                                                    --------------   --------------   --------------   --------------
Net Investment Income (Loss) .....................        (321,897)      (4,563,321)       1,886,625          (36,893)
                                                    --------------   --------------   --------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............         971,305        8,755,421          627,644         (422,004)
  Realized gain distribution from The Trusts .....       1,457,860       48,809,303          204,643           23,987
                                                    --------------   --------------   --------------   --------------
 Net realized gain (loss) ........................       2,429,165       57,564,724          832,287         (398,017)
                                                    --------------   --------------   --------------   --------------
  Change in unrealized appreciation
   (depreciation) of investments .................          36,208      (32,399,351)      (4,316,497)        (559,628)
                                                    --------------   --------------   --------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................       2,465,373       25,165,373       (3,484,210)        (957,645)
                                                    --------------   --------------   --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $    2,143,476   $   20,602,052   $   (1,597,585)  $     (994,538)
                                                    ==============   ==============   ==============   ==============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                              EQ/Franklin            EQ/GAMCO         EQ/GAMCO
                                                               Templeton           Mergers and     Small Company
                                                          Founding Strategy (a)    Acquisitions        Value
                                                         ----------------------   --------------   --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ...........................  $              384,583   $       89,682   $      540,820
 Expenses:
  Asset-based charges .................................                 114,033          138,531        1,342,794
  Less: Reduction for expense limitation ..............                      --               --               --
                                                         ----------------------   --------------   --------------
  Net Expenses ........................................                 114,033          138,531        1,342,794
                                                         ----------------------   --------------   --------------
Net Investment Income (Loss) ..........................                 270,550          (48,849)        (801,974)
                                                         ----------------------   --------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .................                 (35,580)         281,754        4,798,657
  Realized gain distribution from The Trusts ..........                   1,402          548,233        4,470,346
                                                         ----------------------   --------------   --------------
 Net realized gain (loss) .............................                 (34,178)         829,987        9,269,003
                                                         ----------------------   --------------   --------------
  Change in unrealized appreciation
   (depreciation) of investments ......................                (994,758)        (681,020)      (3,368,670)
                                                         ----------------------   --------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments ..........................................              (1,028,936)         148,967        5,900,333
                                                         ----------------------   --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............................  $             (758,386)  $      100,118   $    5,098,359
                                                         ======================   ==============   ==============

                                                                                                 EQ/JPMorgan
                                                         EQ/International     EQ/JPMorgan           Value          EQ/Legg Mason
                                                              Growth           Core Bond        Opportunities       Value Equity
                                                         ----------------   ----------------   ----------------   ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ...........................  $        178,898   $      6,029,538   $        982,472   $             --
 Expenses:
  Asset-based charges .................................           329,678          1,625,863            958,069            270,230
  Less: Reduction for expense limitation ..............                --                 --                 --                 --
                                                         ----------------   ----------------   ----------------   ----------------
  Net Expenses ........................................           329,678          1,625,863            958,069            270,230
                                                         ----------------   ----------------   ----------------   ----------------
Net Investment Income (Loss) ..........................          (150,780)         4,403,675             24,403           (270,230)
                                                         ----------------   ----------------   ----------------   ----------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .................         2,307,171           (611,538)         7,730,460            399,299
  Realized gain distribution from The Trusts ..........         1,272,537                 --         10,261,737            457,938
                                                         ----------------   ----------------   ----------------   ----------------
 Net realized gain (loss) .............................         3,579,708           (611,538)        17,992,197            857,237
                                                         ----------------   ----------------   ----------------   ----------------
  Change in unrealized appreciation
   (depreciation) of investments ......................          (488,119)        (1,452,592)       (20,010,281)        (2,224,944)
                                                         ----------------   ----------------   ----------------   ----------------
Net Realized and Unrealized Gain (Loss) on
 Investments ..........................................         3,091,589         (2,064,130)        (2,018,084)        (1,367,707)
                                                         ----------------   ----------------   ----------------   ----------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............................  $      2,940,809   $      2,339,545   $     (1,993,681)  $     (1,637,937)
                                                         ================   ================   ================   ================

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                             EQ/Lord Abbett     EQ/Lord Abbett
                                                              EQ/Long          Growth and          Large Cap
                                                             Term Bond           Income              Core
                                                         ----------------   ----------------   ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ...........................  $        900,663   $        183,565   $         45,977
 Expenses:
  Asset-based charges .................................           257,074            201,873             71,372
  Less: Reduction for expense limitation ..............                --                 --                 --
                                                         ----------------   ----------------   ----------------
  Net Expenses ........................................           257,074            201,873             71,372
                                                         ----------------   ----------------   ----------------
Net Investment Income (Loss) ..........................           643,589            (18,308)           (25,395)
                                                         ----------------   ----------------   ----------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .................           (55,376)           634,199            296,352
  Realized gain distribution from The Trusts ..........                --            624,691            239,978
                                                         ----------------   ----------------   ----------------
 Net realized gain (loss) .............................           (55,376)         1,258,890            536,330
                                                         ----------------   ----------------   ----------------
  Change in unrealized appreciation
   (depreciation) of investments ......................           705,823           (973,321)           (70,442)
                                                         ----------------   ----------------   ----------------
Net Realized and Unrealized Gain (Loss) on
 Investments ..........................................           650,447            285,569            465,888
                                                         ----------------   ----------------   ----------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............................  $      1,294,036   $        267,261   $        440,493
                                                         ================   ================   ================

                                                     EQ/Lord Abbett
                                                         Mid Cap          EQ/Marsico          EQ/Money         EQ/Montag &
                                                          Value              Focus             Market        Caldwell Growth
                                                    ----------------   ----------------   ----------------   ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $        146,543   $        677,569   $      8,394,695   $         26,677
 Expenses:
  Asset-based charges ............................           319,177          4,725,864          2,350,242             74,941
  Less: Reduction for expense limitation .........                --                 --           (182,343)                --
                                                    ----------------   ----------------   ----------------   ----------------
  Net Expenses ...................................           319,177          4,725,864          2,167,899             74,941
                                                    ----------------   ----------------   ----------------   ----------------
Net Investment Income (Loss) .....................          (172,634)        (4,048,295)         6,226,796            (48,264)
                                                    ----------------   ----------------   ----------------   ----------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............         1,710,897         19,961,628           (122,525)           583,698
  Realized gain distribution from The Trusts .....         1,894,731         32,202,504                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net realized gain (loss) ........................         3,605,628         52,164,132           (122,525)           583,698
                                                    ----------------   ----------------   ----------------   ----------------
  Change in unrealized appreciation
   (depreciation) of investments .................        (4,638,663)        (4,405,374)           125,159            242,069
                                                    ----------------   ----------------   ----------------   ----------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        (1,033,035)        47,758,758              2,634            825,767
                                                    ----------------   ----------------   ----------------   ----------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $     (1,205,669)  $     43,710,463   $      6,229,430   $        777,503
                                                    ================   ================   ================   ================

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                                        EQ/Oppenheimer
                                                       EQ/Mutual       EQ/Oppenheimer     Main Street
                                                        Shares             Global       Opportunity (c)
                                                    ---------------   ---------------   ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $            --   $        29,327   $         6,250
 Expenses:
  Asset-based charges ............................          318,913            99,498             5,463
  Less: Reduction for expense limitation .........               --                --                --
                                                    ---------------   ---------------   ---------------
  Net Expenses ...................................          318,913            99,498             5,463
                                                    ---------------   ---------------   ---------------
Net Investment Income (Loss) .....................         (318,913)          (70,171)              787
                                                    ---------------   ---------------   ---------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............          329,514           304,877            (4,579)
  Realized gain distribution from The Trusts .....            2,956           121,716            63,067
                                                    ---------------   ---------------   ---------------
 Net realized gain (loss) ........................          332,470           426,593            58,488
                                                    ---------------   ---------------   ---------------
  Change in unrealized appreciation
   (depreciation) of investments .................       (1,118,722)         (332,403)         (118,992)
                                                    ---------------   ---------------   ---------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................         (786,252)           94,190           (60,504)
                                                    ---------------   ---------------   ---------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $    (1,105,165)  $        24,019   $       (59,717)
                                                    ===============   ===============   ===============

                                                     EQ/Oppenheimer
                                                       Main Street         EQ/PIMCO           EQ/Short           EQ/Small
                                                        Small Cap         Real Return      Duration Bond      Company Index
                                                    ----------------   ----------------   ----------------   ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $             --   $      1,114,195   $        465,626   $      2,307,540
 Expenses:
  Asset-based charges ............................            67,754            442,848            117,774          2,118,265
  Less: Reduction for expense limitation .........                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
  Net Expenses ...................................            67,754            442,848            117,774          2,118,265
                                                    ----------------   ----------------   ----------------   ----------------
Net Investment Income (Loss) .....................           (67,754)           671,347            347,852            189,275
                                                    ----------------   ----------------   ----------------   ----------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............            98,052           (135,208)            56,506          6,189,798
  Realized gain distribution from The Trusts .....           120,441            398,511                 --         12,024,078
                                                    ----------------   ----------------   ----------------   ----------------
 Net realized gain (loss) ........................           218,493            263,303             56,506         18,213,876
                                                    ----------------   ----------------   ----------------   ----------------
  Change in unrealized appreciation
   (depreciation) of investments .................          (661,765)         2,795,069            (15,114)       (24,004,047)
                                                    ----------------   ----------------   ----------------   ----------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................          (443,272)         3,058,372             41,392         (5,790,171)
                                                    ----------------   ----------------   ----------------   ----------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $       (511,026)  $      3,729,719   $        389,244   $     (5,600,896)
                                                    ================   ================   ================   ================

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                                                  EQ/UBS
                                                    EQ/T. Rowe Price      EQ/Templeton          Growth and
                                                      Growth Stock           Growth              Income
                                                    -----------------   -----------------   -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $          63,275   $         142,501   $         225,276
 Expenses:
  Asset-based charges ............................            589,117             271,752             316,330
  Less: Reduction for expense limitation .........                 --                  --                  --
                                                    -----------------   -----------------   -----------------
  Net Expenses ...................................            589,117             271,752             316,330
                                                    -----------------   -----------------   -----------------
Net Investment Income (Loss) .....................           (525,842)           (129,251)            (91,054)
                                                    -----------------   -----------------   -----------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............          2,228,804             330,623           1,013,429
  Realized gain distribution from The Trusts .....          4,687,248              81,277                  --
                                                    -----------------   -----------------   -----------------
 Net realized gain (loss) ........................          6,916,052             411,900           1,013,429
                                                    -----------------   -----------------   -----------------
  Change in unrealized appreciation
   (depreciation) of investments .................         (7,931,578)           (805,069)         (1,212,257)
                                                    -----------------   -----------------   -----------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................         (1,015,526)           (393,169)           (198,828)
                                                    -----------------   -----------------   -----------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $      (1,541,368)  $        (522,420)  $        (289,882)
                                                    =================   =================   =================

                                                                          EQ/Van Kampen       EQ/Van Kampen
                                                      EQ/Van Kampen     Emerging Markets         Mid Cap          Eq/Van Kampen
                                                        Comstock              Equity              Growth          Real Estate (b)
                                                    -----------------   -----------------   -----------------   -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $         380,747   $              --   $          93,310   $       1,125,802
 Expenses:
  Asset-based charges ............................            289,258           6,617,232             354,584             722,220
  Less: Reduction for expense limitation .........                 --                  --                  --                  --
                                                    -----------------   -----------------   -----------------   -----------------
  Net Expenses ...................................            289,258           6,617,232             354,584             722,220
                                                    -----------------   -----------------   -----------------   -----------------
Net Investment Income (Loss) .....................             91,489          (6,617,232)           (261,274)            403,582
                                                    -----------------   -----------------   -----------------   -----------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............            814,948          84,581,854           2,348,151            (302,303)
  Realized gain distribution from The Trusts .....            806,395         109,883,303           2,017,506             834,510
                                                    -----------------   -----------------   -----------------   -----------------
 Net realized gain (loss) ........................          1,621,343         194,465,157           4,365,657             532,207
                                                    -----------------   -----------------   -----------------   -----------------
  Change in unrealized appreciation
   (depreciation) of investments .................         (2,750,117)        (16,557,720)              9,875         (13,599,212)
                                                    -----------------   -----------------   -----------------   -----------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................         (1,128,774)        177,907,437           4,375,532         (13,067,005)
                                                    -----------------   -----------------   -----------------   -----------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $      (1,037,285)  $     171,290,205   $       4,114,258   $     (12,663,423)
                                                    =================   =================   =================   =================

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                             MarketPLUS           MarketPLUS
                                                        MarketPLUS            Large Cap            Large Cap
                                                    International Core          Core                Growth
                                                    ------------------   ------------------   ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $          451,241   $          197,224   $        1,088,460
 Expenses:
  Asset-based charges ............................           1,416,683              207,349            4,223,254
  Less: Reduction for expense limitation .........                  --                   --                   --
                                                    ------------------   ------------------   ------------------
  Net Expenses ...................................           1,416,683              207,349            4,223,254
                                                    ------------------   ------------------   ------------------
Net Investment Income (Loss) .....................            (965,442)             (10,125)          (3,134,794)
                                                    ------------------   ------------------   ------------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............           9,584,269            1,575,093           19,023,896
  Realized gain distribution from The Trusts .....          22,363,950            3,280,878                   --
                                                    ------------------   ------------------   ------------------
 Net realized gain (loss) ........................          31,948,219            4,855,971           19,023,896
                                                    ------------------   ------------------   ------------------
  Change in unrealized appreciation
   (depreciation) of investments .................         (17,185,462)          (4,430,562)          25,806,328
                                                    ------------------   ------------------   ------------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................          14,762,757              425,409           44,830,224
                                                    ------------------   ------------------   ------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $       13,797,315   $          415,284   $       41,695,430
                                                    ==================   ==================   ==================

                                                       MarketPLUS
                                                         Mid Cap           Multimanager        Multimanager       Multimanager
                                                          Value         Aggressive Equity       Core Bond          Health Care
                                                    -----------------   -----------------   -----------------   -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $       5,154,743   $         878,952   $       2,839,238   $              --
 Expenses:
  Asset-based charges ............................          6,702,914          12,362,709             871,773             648,600
  Less: Reduction for expense limitation .........                 --          (2,686,731)                 --                  --
                                                    -----------------   -----------------   -----------------   -----------------
  Net Expenses ...................................          6,702,914           9,675,978             871,773             648,600
                                                    -----------------   -----------------   -----------------   -----------------
Net Investment Income (Loss) .....................         (1,548,171)         (8,797,026)          1,967,465            (648,600)
                                                    -----------------   -----------------   -----------------   -----------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............         17,147,029           2,694,259            (478,087)          1,507,730
  Realized gain distribution from The Trusts .....        118,306,024                  --                  --           4,016,221
                                                    -----------------   -----------------   -----------------   -----------------
 Net realized gain (loss) ........................        135,453,053           2,694,259            (478,087)          5,523,951
                                                    -----------------   -----------------   -----------------   -----------------
  Change in unrealized appreciation
   (depreciation) of investments .................       (147,048,888)         98,209,591           1,883,980          (1,195,161)
                                                    -----------------   -----------------   -----------------   -----------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        (11,595,835)        100,903,850           1,405,893           4,328,790
                                                    -----------------   -----------------   -----------------   -----------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $     (13,144,006)  $      92,106,824   $       3,373,358   $       3,680,190
                                                    =================   =================   =================   =================

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                        Multimanager        Multimanager
                                                      Multimanager      International        Large Cap
                                                       High Yield           Equity          Core Equity
                                                    ----------------   ----------------   ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $     14,114,061   $        826,765   $        100,627
 Expenses:
  Asset-based charges ............................         2,390,519          1,478,433            284,453
  Less: Reduction for expense limitation .........                --                 --                 --
                                                    ----------------   ----------------   ----------------
  Net Expenses ...................................         2,390,519          1,478,433            284,453
                                                    ----------------   ----------------   ----------------
Net Investment Income (Loss) .....................        11,723,542           (651,668)          (183,826)
                                                    ----------------   ----------------   ----------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............          (278,762)        11,072,237          1,425,601
  Realized gain distribution from The Trusts .....                --          6,827,292          1,578,505
                                                    ----------------   ----------------   ----------------
 Net realized gain (loss) ........................          (278,762)        17,899,529          3,004,106
                                                    ----------------   ----------------   ----------------
  Change in unrealized appreciation
   (depreciation) of investments .................        (7,784,322)        (5,342,494)        (2,021,923)
                                                    ----------------   ----------------   ----------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        (8,063,084)        12,557,035            982,183
                                                    ----------------   ----------------   ----------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $      3,660,458   $     11,905,367   $        798,357
                                                    ================   ================   ================

                                                       Multimanager      Multimanager       Multimanager       Multimanager
                                                        Large Cap          Large Cap          Mid Cap             Mid Cap
                                                         Growth              Value             Growth              Value
                                                    ----------------   ----------------   ----------------   ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $             --   $        831,530   $             --   $             --
 Expenses:
  Asset-based charges ............................           493,442            921,240          1,130,878          1,020,988
  Less: Reduction for expense limitation .........                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
  Net Expenses ...................................           493,442            921,240          1,130,878          1,020,988
                                                    ----------------   ----------------   ----------------   ----------------
Net Investment Income (Loss) .....................          (493,442)           (89,710)        (1,130,878)        (1,020,988)
                                                    ----------------   ----------------   ----------------   ----------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............         1,496,878          4,577,222          2,121,600         (1,326,310)
  Realized gain distribution from The Trusts .....         4,765,699          7,610,744          8,808,118          6,335,625
                                                    ----------------   ----------------   ----------------   ----------------
 Net realized gain (loss) ........................         6,262,577         12,187,966         10,929,718          5,009,315
                                                    ----------------   ----------------   ----------------   ----------------
  Change in unrealized appreciation
   (depreciation) of investments .................        (2,088,714)       (10,676,307)        (1,289,899)        (4,726,493)
                                                    ----------------   ----------------   ----------------   ----------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................         4,173,863          1,511,659          9,639,819            282,822
                                                    ----------------   ----------------   ----------------   ----------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $      3,680,421   $      1,421,949   $      8,508,941   $       (738,166)
                                                    ================   ================   ================   ================

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                     Multimanager        Multimanager
                                                      Small Cap            Small Cap        Multimanager
                                                        Growth               Value           Technology
                                                    ----------------   ----------------   ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $             --   $        621,349   $             --
 Expenses:
  Asset-based charges ............................           672,155          2,652,726          1,533,351
  Less: Reduction for expense limitation .........                --                 --                 --
                                                    ----------------   ----------------   ----------------
  Net Expenses ...................................           672,155          2,652,726          1,533,351
                                                    ----------------   ----------------   ----------------
Net Investment Income (Loss) .....................          (672,155)        (2,031,377)        (1,533,351)
                                                    ----------------   ----------------   ----------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............         1,394,392         (1,832,829)        13,077,795
  Realized gain distribution from The Trusts .....         5,615,306         15,861,596                 --
                                                    ----------------   ----------------   ----------------
 Net realized gain (loss) ........................         7,009,698         14,028,767         13,077,795
                                                    ----------------   ----------------   ----------------
  Change in unrealized appreciation
   (depreciation) of investments .................        (7,496,644)       (33,937,728)         5,906,751
                                                    ----------------   ----------------   ----------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................          (486,946)       (19,908,961)        18,984,546
                                                    ----------------   ----------------   ----------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $     (1,159,101)  $    (21,940,338)  $     17,451,195
                                                    ================   ================   ================

                                                     Target 2015     Target 2025    Target 2035     Target 2045
                                                      Allocation      Allocation     Allocation      Allocation
                                                    -------------   -------------   -------------   -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $     217,137   $     211,647   $      93,740   $      55,754
 Expenses:
  Asset-based charges ............................         55,880          65,985          29,474          21,912
  Less: Reduction for expense limitation .........             --              --              --              --
                                                    -------------   -------------   -------------   -------------
  Net Expenses ...................................         55,880          65,985          29,474          21,912
                                                    -------------   -------------   -------------   -------------
Net Investment Income (Loss) .....................        161,257         145,662          64,266          33,842
                                                    -------------   -------------   -------------   -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............         76,349          85,907          52,289          73,473
  Realized gain distribution from The Trusts .....         72,317          99,263          32,577          85,207
                                                    -------------   -------------   -------------   -------------
 Net realized gain (loss) ........................        148,666         185,170          84,866         158,680
                                                    -------------   -------------   -------------   -------------
  Change in unrealized appreciation
   (depreciation) of investments .................       (170,852)       (225,356)        (96,824)       (156,241)
                                                    -------------   -------------   -------------   -------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        (22,186)        (40,186)        (11,958)          2,439
                                                    -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $     139,071   $     105,476   $      52,308   $      36,281
                                                    =============   =============   =============   =============

-------
(a) Commenced operations on May 29, 2007.
(b) Commenced operations on August 17, 2007.
(c) Commenced operations on May 18, 2007.
The accompanying notes are an integral part of these financial statements.

                                     FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                              AXA Aggressive
                                                                Allocation
                                                    -----------------------------------
                                                          2007               2006
                                                    ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $      2,110,936   $        993,051
 Net realized gain (loss) on investments .........         9,108,997          2,823,176
 Change in unrealized appreciation
  (depreciation) of investments ..................        (6,954,750)         3,292,688
                                                    ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................         4,265,183          7,108,915
                                                    ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........        54,226,477         23,844,855
  Transfers between funds including
   guaranteed interest account, net ..............        34,562,020         26,083,492
  Transfers for contract benefit and
   terminations ..................................        (8,914,260)        (2,538,626)
  Contract maintenance charges ...................          (170,154)           (60,128)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --
                                                    ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................        79,704,083         47,329,593
                                                    ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............              (509)           (44,777)
                                                    ----------------   ----------------
Increase (Decrease) in Net Assets ................        83,968,757         54,393,731
Net Assets -- Beginning of Period ................        77,409,118         23,015,387
                                                    ----------------   ----------------
Net Assets -- End of Period ......................  $    161,377,875   $     77,409,118
                                                    ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --
 Units Redeemed ..................................                --                 --
                                                    ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --
                                                    ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................               707                459
 Units Redeemed ..................................              (190)              (120)
                                                    ----------------   ----------------
 Net Increase (Decrease) .........................               517                339
                                                    ----------------   ----------------

                                                             AXA Conservative                   AXA Conservative-Plus
                                                                Allocation                            Allocation
                                                    -----------------------------------   -----------------------------------
                                                          2007               2006                2007               2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $      1,173,493   $        465,936   $      1,746,797   $        817,332
 Net realized gain (loss) on investments .........         1,032,966            165,790          2,435,254            829,118
 Change in unrealized appreciation
  (depreciation) of investments ..................          (841,932)           190,212         (1,896,227)           638,458
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................         1,364,527            821,938          2,285,824          2,284,908
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........         9,072,870          4,859,836         21,433,036         15,970,563
  Transfers between funds including
   guaranteed interest account, net ..............        19,023,354          2,799,627         21,846,163          6,697,745
  Transfers for contract benefit and
   terminations ..................................        (3,601,931)        (1,579,213)        (6,889,845)        (3,805,513)
  Contract maintenance charges ...................           (20,616)           (12,780)           (61,923)           (30,881)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................        24,473,677          6,067,470         36,327,431         18,831,914
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............                --            (38,671)                47            (38,269)
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................        25,838,204          6,850,737         38,613,302         21,078,553
Net Assets -- Beginning of Period ................        18,937,107         12,086,370         41,481,408         20,402,855
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $     44,775,311   $     18,937,107   $     80,094,710   $     41,481,408
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                 --                 --
 Units Redeemed ..................................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................               327                122                438                256
 Units Redeemed ..................................              (116)               (67)              (146)               (94)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................               211                 55                292                162
                                                    ----------------   ----------------   ----------------   ----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,



                                                                 AXA Moderate
                                                                  Allocation
                                                    ---------------------------------------
                                                            2007                 2006
                                                    ------------------   ------------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $       39,436,364   $       28,974,017
 Net realized gain (loss) on investments .........          62,893,133           37,835,708
 Change in unrealized appreciation
  (depreciation) of investments ..................         (11,964,149)          82,054,012
                                                    ------------------   ------------------
 Net increase (decrease) in net assets from
  operations .....................................          90,365,348          148,863,737
                                                    ------------------   ------------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........         151,377,299          119,386,928
  Transfers between funds including
   guaranteed interest account, net ..............          28,229,318          (20,879,947)
  Transfers for contract benefit and
   terminations ..................................        (205,914,111)        (210,390,505)
  Contract maintenance charges ...................          (1,218,186)          (1,185,812)
  Adjustments to net assets allocated to
   contracts in payout period ....................            (680,602)            (591,694)
                                                    ------------------   ------------------
Net increase (decrease) in net assets from
 contractowners transactions .....................         (28,206,282)        (113,661,030)
                                                    ------------------   ------------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............           2,433,061               71,950
                                                    ------------------   ------------------
Increase (Decrease) in Net Assets ................          64,592,127           35,274,657
Net Assets -- Beginning of Period ................       1,701,006,898        1,665,732,241
                                                    ------------------   ------------------
Net Assets -- End of Period ......................  $    1,765,599,025   $    1,701,006,898
                                                    ==================   ==================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               2,823                2,209
 Units Redeemed ..................................              (3,432)              (3,743)
                                                    ------------------   ------------------
 Net Increase (Decrease) .........................                (609)              (1,534)
                                                    ------------------   ------------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................                 419                  270
 Units Redeemed ..................................                (210)                (177)
                                                    ------------------   ------------------
 Net Increase (Decrease) .........................                 209                   93
                                                    ------------------   ------------------

                                                             AXA Moderate-Plus                  EQ/AllianceBernstein
                                                                Allocation                          Common Stock
                                                    -----------------------------------   -----------------------------------
                                                          2007                2006              2007               2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $      8,409,404   $      3,839,574   $       (169,655)  $      8,160,325
 Net realized gain (loss) on investments .........        23,686,021          5,834,592         79,901,173         23,573,141
 Change in unrealized appreciation
  (depreciation) of investments ..................       (15,854,312)        12,340,076         27,484,537        354,142,577
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................        16,241,113         22,014,242        107,216,055        385,876,043
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........       143,019,927         79,982,968        163,082,552        182,291,624
  Transfers between funds including
   guaranteed interest account, net ..............       119,368,137         83,449,300       (288,982,562)      (227,957,731)
  Transfers for contract benefit and
   terminations ..................................       (31,788,962)        (9,097,843)      (485,116,602)      (551,180,693)
  Contract maintenance charges ...................          (456,144)          (214,420)        (2,337,851)        (2,608,747)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --          1,817,256            428,036
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................       230,142,958        154,120,005       (611,537,207)      (599,027,511)
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............               830            (33,083)        (4,079,702)        (1,994,452)
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................       246,384,901        176,101,164       (508,400,854)      (215,145,920)
Net Assets -- Beginning of Period ................       267,422,318         91,321,154      4,188,213,018      4,403,358,938
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $    513,807,219   $    267,422,318   $  3,679,812,164   $  4,188,213,018
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                752                940
 Units Redeemed ..................................                --                 --             (2,345)            (2,715)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --             (1,593)            (1,775)
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................             2,052              1,337                214                233
 Units Redeemed ..................................              (458)              (179)              (388)              (340)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................             1,594              1,158               (174)              (107)
                                                    ----------------   ----------------   ----------------   ----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/AllianceBernstein
                                                               Intermediate
                                                          Government Securities
                                                    ---------------------------------
                                                          2007             2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $     3,903,584   $     3,580,538
 Net realized gain (loss) on investments .........         (970,093)       (1,387,779)
 Change in unrealized appreciation
  (depreciation) of investments ..................        3,752,005           325,750
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................        6,685,496         2,518,509
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........       10,940,399        11,712,692
  Transfers between funds including
   guaranteed interest account, net ..............       (3,929,382)      (10,727,955)
  Transfers for contract benefit and
   terminations ..................................      (16,055,518)      (16,943,417)
  Contract maintenance charges ...................          (98,606)         (113,339)
  Adjustments to net assets allocated to
   contracts in payout period ....................           38,353            34,238
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................       (9,104,754)      (16,037,781)
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............          (86,833)          (50,074)
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................       (2,506,091)      (13,569,346)
Net Assets -- Beginning of Period ................      124,772,879       138,342,225
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $   122,266,788   $   124,772,879
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................              112                94
 Units Redeemed ..................................             (144)             (178)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................              (32)              (84)
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................               35                28
 Units Redeemed ..................................              (64)              (50)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................              (29)              (22)
                                                    ---------------   ---------------

                                                            EQ/AllianceBernstein                 EQ/AllianceBernstein
                                                               International                       Large Cap Growth
                                                    -----------------------------------   -----------------------------------
                                                          2007                2006               2007              2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $      1,689,847   $      2,756,554   $     (1,864,505)  $     (2,002,698)
 Net realized gain (loss) on investments .........       156,460,401        130,011,138         13,405,080          7,118,429
 Change in unrealized appreciation
  (depreciation) of investments ..................       (65,600,773)        30,111,789          5,205,658         (9,122,230)
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................        92,549,475        162,879,481         16,746,233         (4,006,499)
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........        81,508,287         70,066,182         12,179,733         15,025,830
  Transfers between funds including
   guaranteed interest account, net ..............         6,171,213         18,012,387        (11,077,052)        (8,965,564)
  Transfers for contract benefit and
   terminations ..................................      (105,427,840)       (97,790,219)       (18,052,807)       (18,321,891)
  Contract maintenance charges ...................          (650,594)          (623,475)          (142,188)          (160,474)
  Adjustments to net assets allocated to
   contracts in payout period ....................          (876,667)          (309,402)                --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................       (19,275,601)       (10,644,527)       (17,092,314)       (12,422,099)
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............           842,726            (71,367)               166           (384,409)
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................        74,116,600        152,163,587           (345,915)       (16,813,007)
Net Assets -- Beginning of Period ................       890,675,996        738,512,409        146,209,754        163,022,761
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $    964,792,596   $    890,675,996   $    145,863,839   $    146,209,754
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               803                907                 --                 --
 Units Redeemed ..................................              (945)            (1,030)                --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................              (142)              (123)                --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................               254                260                325                506
 Units Redeemed ..................................              (195)              (183)              (566)              (699)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                59                 77               (241)              (193)
                                                    ----------------   ----------------   ----------------   ----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/AllianceBernstein
                                                               Quality Bond
                                                    -----------------------------------
                                                          2007              2006
                                                    ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $      5,930,447   $      4,255,990
 Net realized gain (loss) on investments .........          (263,447)          (386,141)
 Change in unrealized appreciation
  (depreciation) of investments ..................          (473,499)           200,508
                                                    ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................         5,193,501          4,070,357
                                                    ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........        15,266,857         15,216,777
  Transfers between funds including
   guaranteed interest account, net ..............         2,980,102         (5,690,869)
  Transfers for contract benefit and
   terminations ..................................       (19,484,211)       (20,655,589)
  Contract maintenance charges ...................          (116,772)          (129,800)
  Adjustments to net assets allocated to
   contracts in payout period ....................           (10,486)            45,883
                                                    ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................        (1,364,510)       (11,213,598)
                                                    ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............            20,982           (324,182)
                                                    ----------------   ----------------
Increase (Decrease) in Net Assets ................         3,849,973         (7,467,423)
Net Assets -- Beginning of Period ................       153,424,054        160,891,477
                                                    ----------------   ----------------
Net Assets -- End of Period ......................  $    157,274,027   $    153,424,054
                                                    ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               158                152
 Units Redeemed ..................................              (161)              (211)
                                                    ----------------   ----------------
 Net Increase (Decrease) .........................                (3)               (59)
                                                    ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................                52                 41
 Units Redeemed ..................................               (57)               (51)
                                                    ----------------   ----------------
 Net Increase (Decrease) .........................                (5)               (10)
                                                    ----------------   ----------------

                                                           EQ/AllianceBernstein                  EQ/AllianceBernstein
                                                             Small Cap Growth                          Value (i)
                                                    -----------------------------------   -----------------------------------
                                                          2007               2006               2007              2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $     (5,041,206)  $     (4,981,125)  $     12,731,681   $      1,679,828
 Net realized gain (loss) on investments .........        82,670,344         58,134,243        163,919,688         57,086,970
 Change in unrealized appreciation
  (depreciation) of investments ..................       (23,317,507)       (25,601,492)      (266,779,879)        19,258,630
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................        54,311,631         27,551,626        (90,128,510)        78,025,428
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........        30,149,425         33,603,148        103,244,325         66,025,240
  Transfers between funds including
   guaranteed interest account, net ..............       (23,203,648)       (20,033,242)     1,088,938,159         26,933,460
  Transfers for contract benefit and
   terminations ..................................       (43,266,870)       (40,742,131)       (94,156,283)       (41,978,008)
  Contract maintenance charges ...................          (317,674)          (347,454)          (692,001)          (328,352)
  Adjustments to net assets allocated to
   contracts in payout period ....................          (850,410)             6,203         (7,127,679)                --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................       (37,489,177)       (27,513,476)     1,090,206,521         50,652,340
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............           778,057            (97,525)         6,734,139           (264,897)
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................        17,600,511            (59,375)     1,006,812,150        128,412,871
Net Assets -- Beginning of Period ................       373,919,423        373,978,798        500,588,174        372,175,303
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $    391,519,934   $    373,919,423   $  1,507,400,324   $    500,588,174
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               371                466             10,615                 --
 Units Redeemed ..................................              (528)              (608)            (1,228)                --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................              (157)              (142)             9,387                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................                74                 88              1,238              1,021
 Units Redeemed ..................................              (113)              (107)            (2,995)              (641)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................               (39)               (19)            (1,757)               380
                                                    ----------------   ----------------   ----------------   ----------------

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/Ariel Appreciation II
                                                    ---------------------------------
                                                          2007            2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $       (31,411)  $        (1,404)
 Net realized gain (loss) on investments .........          234,651            15,804
 Change in unrealized appreciation
  (depreciation) of investments ..................         (295,137)          251,349
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................          (91,897)          265,749
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........          537,998           850,759
  Transfers between funds including
   guaranteed interest account, net ..............           17,479         1,672,225
  Transfers for contract benefit and
   terminations ..................................         (448,436)         (153,696)
  Contract maintenance charges ...................             (769)             (276)
  Adjustments to net assets allocated to
   contracts in payout period ....................               --                --
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................          106,272         2,369,012
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............               --              (522)
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................           14,375         2,634,239
Net Assets -- Beginning of Period ................        3,222,815           588,576
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $     3,237,190   $     3,222,815
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               --                --
 Units Redeemed ..................................               --                --
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               --                --
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B

 Units Issued ....................................               16                29
 Units Redeemed ..................................              (15)               (7)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................                1                22
                                                    ---------------   ---------------


                                                             EQ/AXA Rosenberg
                                                               Value Long/                           EQ/BlackRock
                                                               Short Equity                      Basic Value Equity
                                                    -----------------------------------   -----------------------------------
                                                           2007              2006               2007                2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $         64,057   $        149,810   $       (933,078)  $      5,635,772
 Net realized gain (loss) on investments .........           (30,630)           183,507         54,500,800         38,868,753
 Change in unrealized appreciation
  (depreciation) of investments ..................           134,180           (354,260)       (53,893,635)        19,316,684
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................           167,607            (20,943)          (325,913)        63,821,209
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........         1,232,476          1,981,174         42,331,336         35,888,869
  Transfers between funds including
   guaranteed interest account, net ..............        (1,170,387)           465,450        (11,188,106)       (13,630,979)
  Transfers for contract benefit and
   terminations ..................................          (841,931)        (1,110,673)       (38,515,211)       (38,677,152)
  Contract maintenance charges ...................            (4,201)            (4,202)          (294,561)          (300,593)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................          (784,043)         1,331,749         (7,666,542)       (16,719,855)
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............              (131)           (37,431)              (445)          (165,867)
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................          (616,567)         1,273,375         (7,992,900)        46,935,487
Net Assets -- Beginning of Period ................         9,609,912          8,336,537        391,201,374        344,265,887
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $      8,993,345   $      9,609,912   $    383,208,474   $    391,201,374
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                 --                 --
 Units Redeemed ..................................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................                36                 61                330                295
 Units Redeemed ..................................               (44)               (49)              (362)              (383)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                (8)                12                (32)               (88)
                                                    ----------------   ----------------   ----------------   ----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                               EQ/BlackRock
                                                           International Value
                                                    ---------------------------------
                                                         2007               2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $     2,127,582   $     6,000,801
 Net realized gain (loss) on investments .........       63,591,750        36,610,570
 Change in unrealized appreciation
  (depreciation) of investments ..................      (38,025,776)       10,921,813
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................       27,693,556        53,533,184
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........       49,118,204        40,990,575
  Transfers between funds including
   guaranteed interest account, net ..............          222,107        25,730,670
  Transfers for contract benefit and
   terminations ..................................      (30,119,561)      (21,758,539)
  Contract maintenance charges ...................         (275,242)         (226,752)
  Adjustments to net assets allocated to
   contracts in payout period ....................               --                --
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................       18,945,508        44,735,954
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............           (1,520)          (42,132)
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................       46,637,544        98,227,006
Net Assets -- Beginning of Period ................      305,184,118       206,957,112
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $   351,821,662   $   305,184,118
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               --                --
 Units Redeemed ..................................               --                --
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               --                --
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................              646               752
 Units Redeemed ..................................             (528)             (442)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................              118               310
                                                    ---------------   ---------------


                                                             EQ/Boston Advisors                       EQ/Calvert
                                                               Equity Income                    Socially Responsible
                                                    -----------------------------------   -----------------------------------
                                                           2007              2006               2007               2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $        353,973   $        482,506   $       (203,327)  $       (200,699)
 Net realized gain (loss) on investments .........         5,871,824          3,342,383          1,871,539            483,208
 Change in unrealized appreciation
  (depreciation) of investments ..................        (5,192,746)         1,977,669            426,570            422,095
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................         1,033,051          5,802,558          2,094,782            704,604
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........         9,015,589          9,934,074          3,625,295          3,333,284
  Transfers between funds including
   guaranteed interest account, net ..............         1,490,840          3,521,861            678,610            201,643
  Transfers for contract benefit and
   terminations ..................................        (3,865,927)        (2,924,686)        (1,052,026)          (984,884)
  Contract maintenance charges ...................           (40,300)           (28,845)           (28,294)           (25,724)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................         6,600,202         10,502,404          3,223,585          2,524,319
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............            24,976            (15,165)                --            (29,785)
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................         7,658,229         16,289,797          5,318,367          3,199,138
Net Assets -- Beginning of Period ................        50,723,170         34,433,373         18,796,951         15,597,813
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $     58,381,399   $     50,723,170   $     24,115,318   $     18,796,951
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                 --                 --
 Units Redeemed ..................................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................               166                194                 73                 62
 Units Redeemed ..................................              (115)              (107)               (40)               (33)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                51                 87                 33                 29
                                                    ----------------   ----------------   ----------------   ----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/Capital Guardian
                                                                 Growth
                                                    ---------------------------------
                                                          2007             2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $      (196,797)  $       (93,555)
 Net realized gain (loss) on investments .........          962,601           348,670
 Change in unrealized appreciation
  (depreciation) of investments ..................         (452,942)          280,645
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................          312,862           535,760
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........        2,838,215         2,471,571
  Transfers between funds including
   guaranteed interest account, net ..............        5,339,464         2,066,485
  Transfers for contract benefit and
   terminations ..................................       (1,582,049)         (780,892)
  Contract maintenance charges ...................          (12,415)           (9,047)
  Adjustments to net assets allocated to
   contracts in payout period ....................               --                --
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................        6,583,215         3,748,117
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............               33           (67,544)
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................        6,896,110         4,216,333
Net Assets -- Beginning of Period ................       11,198,080         6,981,747
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $    18,094,190   $    11,198,080
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               --                --
 Units Redeemed ..................................               --                --
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               --                --
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................              138                79
 Units Redeemed ..................................              (58)              (28)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               80                51
                                                    ---------------   ---------------


                                                           EQ/Capital Guardian                    EQ/Caywood-Scholl
                                                               Research (e)                        High Yield Bond
                                                    -----------------------------------   -----------------------------------
                                                          2007                2006              2007                2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $       (186,099)  $     (1,120,689)  $      1,535,986   $        731,264
 Net realized gain (loss) on investments .........        22,267,229         10,962,001            125,122            (67,947)
 Change in unrealized appreciation
  (depreciation) of investments ..................       (29,606,074)         5,365,744         (1,469,113)           127,594
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................        (7,524,944)        15,207,056            191,995            790,911
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........        17,892,867         10,717,792          6,847,343          5,139,650
  Transfers between funds including
   guaranteed interest account, net ..............       117,170,856         (5,827,436)         6,094,383          5,250,256
  Transfers for contract benefit and
   terminations ..................................       (22,944,468)       (17,865,055)        (1,754,667)          (477,477)
  Contract maintenance charges ...................          (145,033)          (120,186)           (14,010)            (5,264)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................       111,974,222        (13,094,885)        11,173,049          9,907,165
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............            47,170            (61,233)               (83)           (11,742)
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................       104,496,448          2,050,938         11,364,961         10,686,334
Net Assets -- Beginning of Period ................       152,411,680        150,360,742         16,052,612          5,366,278
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $    256,908,128   $    152,411,680   $     27,417,573   $     16,052,612
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                 --                 --
 Units Redeemed ..................................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................             1,127                142                158                122
 Units Redeemed ..................................              (345)              (247)               (59)               (28)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................               782               (105)                99                 94
                                                    ----------------   ----------------   ----------------   ----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                              EQ/Davis New
                                                            York Venture (a)
                                                    ---------------------------------
                                                          2007              2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $        (2,438)  $           280
 Net realized gain (loss) on investments .........           16,159                27
 Change in unrealized appreciation
  (depreciation) of investments ..................          (75,153)            6,071
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................          (61,432)            6,378
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........        1,358,012             1,970
  Transfers between funds including
   guaranteed interest account, net ..............        4,705,333           323,351
  Transfers for contract benefit and
   terminations ..................................         (179,751)             (879)
  Contract maintenance charges ...................             (555)              (23)
  Adjustments to net assets allocated to
   contracts in payout period ....................               --                --
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................        5,883,039           324,419
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............            1,328                11
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................        5,822,935           330,808
Net Assets -- Beginning of Period ................          330,808                --
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $     6,153,743   $       330,808
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               --                --
 Units Redeemed ..................................               --                --
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               --                --
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................               69                 3
 Units Redeemed ..................................               (8)               --
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               61                 3
                                                    ---------------   ---------------


                                                                EQ/Equity                             EQ/Evergreen
                                                                500 Index                         International Bond
                                                    -----------------------------------   -----------------------------------
                                                          2007               2006               2007               2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $      2,319,768   $      4,440,660   $        310,374   $        (29,455)
 Net realized gain (loss) on investments .........        68,723,346         55,633,685            295,506             29,185
 Change in unrealized appreciation
  (depreciation) of investments ..................       (30,655,199)        70,749,494            516,896            133,624
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................        40,387,915        130,823,839          1,122,776            133,354
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........        87,769,862         85,238,789          3,857,737          2,341,404
  Transfers between funds including
   guaranteed interest account, net ..............       (18,034,604)       (47,869,795)        11,082,783          5,013,512
  Transfers for contract benefit and
   terminations ..................................      (124,054,035)      (128,184,879)          (879,437)          (306,226)
  Contract maintenance charges ...................          (827,668)          (877,997)            (4,268)              (820)
  Adjustments to net assets allocated to
   contracts in payout period ....................          (437,332)           (51,962)                --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................       (55,583,777)       (91,745,844)        14,056,815          7,047,870
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............          (499,774)          (847,997)               973                278
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................       (15,695,636)        38,229,998         15,180,564          7,181,502
Net Assets -- Beginning of Period ................     1,042,033,450      1,003,803,452          7,685,202            503,700
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $  1,026,337,814   $  1,042,033,450   $     22,865,766   $      7,685,202
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               530                474                 --                 --
 Units Redeemed ..................................              (696)              (789)                --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................              (166)              (315)                --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................               228                198                188                 90
 Units Redeemed ..................................              (220)              (211)               (52)               (18)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                 8                (13)               136                 72
                                                    ----------------   ----------------   ----------------   ----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                               EQ/Evergreen
                                                                   Omega                              EQ/FI Mid Cap
                                                    -----------------------------------   -----------------------------------
                                                          2007               2006               2007               2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $       (321,897)  $        197,677   $     (4,563,321)  $      5,989,120
 Net realized gain (loss) on investments .........         2,429,165          2,293,248         57,564,724         22,403,558
 Change in unrealized appreciation
  (depreciation) of investments ..................            36,208         (1,486,396)       (32,399,351)          (218,866)
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................         2,143,476          1,004,529         20,602,052         28,173,812
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........         3,444,657          3,017,452         56,779,766         52,670,204
  Transfers between funds including
   guaranteed interest account, net ..............         2,089,065         (3,027,848)        (1,827,408)        (5,193,697)
  Transfers for contract benefit and
   terminations ..................................        (1,719,036)        (2,608,222)       (29,135,984)       (23,253,993)
  Contract maintenance charges ...................           (21,687)           (22,636)          (308,711)          (273,752)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................         3,792,999         (2,641,254)        25,507,663         23,948,762
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............            (2,576)           (78,603)               961            (48,063)
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................         5,933,899         (1,715,328)        46,110,676         52,074,511
Net Assets -- Beginning of Period ................        22,794,335         24,509,663        318,046,630        265,972,119
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $     28,728,234   $     22,794,335   $    364,157,306   $    318,046,630
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                 --                 --
 Units Redeemed ..................................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................               140                 82                660                684
 Units Redeemed ..................................              (102)              (113)              (477)              (489)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                38                (31)               183                195
                                                    ----------------   ----------------   ----------------   ----------------


                                                              EQ/Franklin
                                                               Income (a)
                                                    ---------------------------------
                                                          2007              2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $     1,886,625   $        47,519
 Net realized gain (loss) on investments .........          832,287             8,511
 Change in unrealized appreciation
  (depreciation) of investments ..................       (4,316,497)          183,835
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................       (1,597,585)          239,865
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........       23,595,892         1,756,959
  Transfers between funds including
   guaranteed interest account, net ..............       56,084,639        10,908,196
  Transfers for contract benefit and
   terminations ..................................       (4,188,828)         (137,934)
  Contract maintenance charges ...................          (13,285)             (267)
  Adjustments to net assets allocated to
   contracts in payout period ....................               --                --
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................       75,478,418        12,526,954
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............            1,579               556
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................       73,882,412        12,767,375
Net Assets -- Beginning of Period ................       12,767,375                --
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $    86,649,787   $    12,767,375
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               --                --
 Units Redeemed ..................................               --                --
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               --                --
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................              834               125
 Units Redeemed ..................................             (131)               (3)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................              703               122
                                                    ---------------   ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                           EQ/Franklin
                                                                                            Templeton
                                                            EQ/Franklin Small                Founding
                                                              Cap Value (a)                Strategy (b)
                                                    -----------------------------------   ----------------
                                                          2007               2006               2007
                                                    ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $        (36,893)  $           (392)  $        270,550
 Net realized gain (loss) on investments .........          (398,017)             6,164            (34,178)
 Change in unrealized appreciation
  (depreciation) of investments ..................          (559,628)            12,682           (994,758)
                                                    ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................          (994,538)            18,454           (758,386)
                                                    ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........         2,793,137            343,066          9,979,563
  Transfers between funds including
   guaranteed interest account, net ..............         3,782,881            856,012         19,011,157
  Transfers for contract benefit and
   terminations ..................................          (394,344)            (1,458)          (402,681)
  Contract maintenance charges ...................            (2,277)               (30)            (2,861)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --
                                                    ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................         6,179,397          1,197,590         28,585,178
                                                    ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............               935                 14                358
                                                    ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................         5,185,794          1,216,058         27,827,150
Net Assets -- Beginning of Period ................         1,216,058                 --                 --
                                                    ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $      6,401,852   $      1,216,058   $     27,827,150
                                                    ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                 --
 Units Redeemed ..................................                --                 --                 --
                                                    ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                 --
                                                    ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................               124                 15                308
 Units Redeemed ..................................               (69)                (4)               (16)
                                                    ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                55                 11                292
                                                    ----------------   ----------------   ----------------


                                                                 EQ/GAMCO                             EQ/GAMCO
                                                         Mergers and Acquisitions               Small Company Value
                                                    -----------------------------------   -----------------------------------
                                                           2007               2006              2007               2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $        (48,849)  $        246,348   $       (801,974)  $        142,943
 Net realized gain (loss) on investments .........           829,987             93,034          9,269,003          3,938,199
 Change in unrealized appreciation
  (depreciation) of investments ..................          (681,020)           151,378         (3,368,670)         4,076,767
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................           100,118            490,760          5,098,359          8,157,909
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........         2,835,548          1,974,287         27,902,521         13,553,932
  Transfers between funds including
   guaranteed interest account, net ..............         3,076,086          3,043,310         35,891,164          8,511,271
  Transfers for contract benefit and
   terminations ..................................          (704,858)          (425,207)        (7,459,799)        (3,686,284)
  Contract maintenance charges ...................            (5,236)            (2,278)           (72,198)           (40,302)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................         5,201,540          4,590,112         56,261,688         18,338,617
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............                --             (7,896)             3,666            (19,644)
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................         5,301,658          5,072,976         61,363,713         26,476,882
Net Assets -- Beginning of Period ................         7,593,169          2,520,193         66,229,377         39,752,495
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $     12,894,827   $      7,593,169   $    127,593,090   $     66,229,377
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                 --                 --
 Units Redeemed ..................................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................                72                 54                627                318
 Units Redeemed ..................................               (29)               (12)              (245)              (175)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                43                 42                382                143
                                                    ----------------   ----------------   ----------------   ----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/International                        EQ/JPMorgan
                                                                  Growth                              Core Bond
                                                    -----------------------------------   -----------------------------------
                                                          2007                2006              2007               2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $       (150,780)  $         (3,855)  $      4,403,675   $      3,592,418
 Net realized gain (loss) on investments .........         3,579,708            802,724           (611,538)          (537,483)
 Change in unrealized appreciation
  (depreciation) of investments ..................          (488,119)           767,531         (1,452,592)            80,834
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................         2,940,809          1,566,400          2,339,545          3,135,769
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........         6,425,226          2,793,186         20,388,546         20,331,563
  Transfers between funds including
   guaranteed interest account, net ..............        17,639,200          6,507,601          9,508,305          4,055,847
  Transfers for contract benefit and
   terminations ..................................        (2,172,958)          (453,778)       (11,711,887)       (10,841,179)
  Contract maintenance charges ...................           (13,640)            (3,435)          (105,402)          (102,756)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................        21,877,828          8,843,574         18,079,562         13,443,475
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............                15             (1,775)             2,470            (35,226)
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................        24,818,652         10,408,199         20,421,577         16,544,018
Net Assets -- Beginning of Period ................        12,582,938          2,174,739        117,713,311        101,169,293
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $     37,401,590   $     12,582,938   $    138,134,888   $    117,713,311
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                 --                 --
 Units Redeemed ..................................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................               264                176                390                338
 Units Redeemed ..................................              (125)              (107)              (235)              (220)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................               139                 69                155                118
                                                    ----------------   ----------------   ----------------   ----------------


                                                               EQ/JPMorgan
                                                          Value Opportunities
                                                    ---------------------------------
                                                          2007             2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $        24,403   $     1,954,050
 Net realized gain (loss) on investments .........       17,992,197         5,248,894
 Change in unrealized appreciation
  (depreciation) of investments ..................      (20,010,281)        3,773,066
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................       (1,993,681)       10,976,010
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........        6,277,163         5,314,484
  Transfers between funds including
   guaranteed interest account, net ..............          604,651          (267,917)
  Transfers for contract benefit and
   terminations ..................................       (8,766,805)       (7,923,924)
  Contract maintenance charges ...................          (51,440)          (54,466)
  Adjustments to net assets allocated to
   contracts in payout period ....................               --                --
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................       (1,936,431)       (2,931,823)
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............              248           (82,872)
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................       (3,929,864)        7,961,315
Net Assets -- Beginning of Period ................       68,777,974        60,816,659
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $    64,848,110   $    68,777,974
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               --                --
 Units Redeemed ..................................               --                --
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               --                --
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................              130               102
 Units Redeemed ..................................             (144)             (123)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................              (14)              (21)
                                                    ---------------   ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                              EQ/Legg Mason
                                                               Value Equity
                                                    ---------------------------------
                                                          2007             2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $      (270,230)  $      (146,573)
 Net realized gain (loss) on investments .........          857,237           (70,317)
 Change in unrealized appreciation
  (depreciation) of investments ..................       (2,224,944)        1,423,361
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................       (1,637,937)        1,206,471
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........        4,286,445         7,045,856
  Transfers between funds including
   guaranteed interest account, net ..............          837,601         9,092,644
  Transfers for contract benefit and
   terminations ..................................       (1,401,094)         (627,695)
  Contract maintenance charges ...................          (14,476)           (3,735)
  Adjustments to net assets allocated to
   contracts in payout period ....................               --                --
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................        3,708,476        15,507,070
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............               --             1,425
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................        2,070,539        16,714,966
Net Assets -- Beginning of Period ................       18,867,134         2,152,168
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $    20,937,673   $    18,867,134
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               --                --
 Units Redeemed ..................................               --                --
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               --                --
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................               79               187
 Units Redeemed ..................................              (46)              (39)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               33               148
                                                    ---------------   ---------------


                                                                 EQ/Long                           EQ/Lord Abbett
                                                                Term Bond                         Growth and Income
                                                    -----------------------------------   -----------------------------------
                                                          2007                2006              2007               2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $        643,589   $        489,329   $        (18,308)  $         16,315
 Net realized gain (loss) on investments .........           (55,376)          (238,217)         1,258,890            356,861
 Change in unrealized appreciation
  (depreciation) of investments ..................           705,823            (51,485)          (973,321)           541,111
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................         1,294,036            199,627            267,261            914,287
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions: .....................
 Contributions and Transfers:
  Payments received from contractowners ..........         4,804,772          5,186,447          3,683,315          2,215,817
  Transfers between funds including
   guaranteed interest account, net ..............         1,763,155          2,765,175          2,274,262          7,109,812
  Transfers for contract benefit and
   terminations ..................................        (1,651,942)          (874,493)        (1,524,893)          (271,050)
  Contract maintenance charges ...................           (16,051)            (9,792)            (9,951)            (2,874)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................         4,899,934          7,067,337          4,422,733          9,051,705
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............              (116)           (10,048)                --             (4,868)
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................         6,193,854          7,256,916          4,689,994          9,961,124
Net Assets -- Beginning of Period ................        17,751,989         10,495,073         11,696,321          1,735,197
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $     23,945,843   $     17,751,989   $     16,386,315   $     11,696,321
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                 --                 --
 Units Redeemed ..................................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................               120                130                 87                106
 Units Redeemed ..................................               (73)               (59)               (52)               (27)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                47                 71                 35                 79
                                                    ----------------   ----------------   ----------------   ----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/Lord Abbett                        EQ/Lord Abbett
                                                             Large Cap Core                         Mid Cap Value
                                                    -----------------------------------   -----------------------------------
                                                          2007               2006               2007               2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $        (25,395)  $           (881)  $       (172,634)  $        (16,730)
 Net realized gain (loss) on investments .........           536,330            100,930          3,605,628            569,548
 Change in unrealized appreciation
  (depreciation) of investments ..................           (70,442)           224,978         (4,638,663)         1,137,154
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................           440,493            325,027         (1,205,669)         1,689,972
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........         1,471,773            961,636          6,183,702          4,164,738
  Transfers between funds including
   guaranteed interest account, net ..............         1,723,403          1,248,431          8,576,856          2,290,629
  Transfers for contract benefit and
   terminations ..................................          (654,159)          (277,500)        (2,458,593)        (1,228,325)
  Contract maintenance charges ...................            (3,409)            (1,660)           (13,770)            (6,608)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................         2,537,608          1,930,907         12,288,195          5,220,434
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............                --             (5,822)                96             (8,229)
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................         2,978,101          2,250,112         11,082,622          6,902,177
Net Assets -- Beginning of Period ................         4,133,539          1,883,427         17,362,292         10,460,115
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $      7,111,640   $      4,133,539   $     28,444,914   $     17,362,292
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                 --                 --
 Units Redeemed ..................................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................                35                 25                186                109
 Units Redeemed ..................................               (16)                (8)               (95)               (63)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                19                 17                 91                 46
                                                    ----------------   ----------------   ----------------   ----------------


                                                             EQ/Marsico Focus
                                                    ---------------------------------
                                                          2007              2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $    (4,048,295)  $    (1,954,680)
 Net realized gain (loss) on investments .........       52,164,132        17,661,728
 Change in unrealized appreciation
  (depreciation) of investments ..................       (4,405,374)        6,168,757
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................       43,710,463        21,875,805
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........       68,588,667        63,372,665
  Transfers between funds including
   guaranteed interest account, net ..............        5,403,951        22,180,118
  Transfers for contract benefit and
   terminations ..................................      (28,067,356)      (22,091,179)
  Contract maintenance charges ...................         (339,839)         (257,160)
  Adjustments to net assets allocated to
   contracts in payout period ....................               --                --
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................       45,585,423        63,204,444
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............          (42,238)          433,049
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................       89,253,648        85,513,298
Net Assets -- Beginning of Period ................      321,895,064       236,381,766
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $   411,148,712   $   321,895,064
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               --                --
 Units Redeemed ..................................               --                --
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               --                --
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................              732               791
 Units Redeemed ..................................             (447)             (357)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................              285               434
                                                    ---------------   ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/Money Market
                                                    ---------------------------------
                                                          2007              2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $     6,226,796   $     4,393,891
 Net realized gain (loss) on investments .........         (122,525)         (322,486)
 Change in unrealized appreciation
  (depreciation) of investments ..................          125,159           330,301
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................        6,229,430         4,401,706
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........       23,907,875        17,493,413
  Transfers between funds including
   guaranteed interest account, net ..............       65,039,949        51,153,395
  Transfers for contract benefit and
   terminations ..................................      (49,408,710)      (36,924,771)
  Contract maintenance charges ...................         (130,683)         (133,578)
  Adjustments to net assets allocated to
   contracts in payout period ....................           46,642            21,166
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................       39,455,073        31,609,625
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............       (3,502,830)         (274,383)
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................       42,181,673        35,736,948
Net Assets -- Beginning of Period ................      149,881,676       114,144,728
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $   192,063,349   $   149,881,676
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................            3,062             2,364
 Units Redeemed ..................................           (2,353)           (1,717)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................              709               647
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................              454               344
 Units Redeemed ..................................             (379)             (280)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               75                64
                                                    ---------------   ---------------


                                                                EQ/Montag &
                                                              Caldwell Growth                    EQ/Mutual Shares (a)
                                                    -----------------------------------   -----------------------------------
                                                          2007               2006               2007               2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $        (48,264)  $        (35,700)  $       (318,913)  $         (3,310)
 Net realized gain (loss) on investments .........           583,698             95,483            332,470             19,581
 Change in unrealized appreciation
  (depreciation) of investments ..................           242,069            153,479         (1,118,722)           120,478
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................           777,503            213,262         (1,105,165)           136,749
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........         1,059,014            884,618         12,413,894            633,125
  Transfers between funds including
   guaranteed interest account, net ..............         9,479,725             66,446         21,742,062          3,943,650
  Transfers for contract benefit and
   terminations ..................................          (360,489)          (318,446)        (1,603,643)            (8,570)
  Contract maintenance charges ...................            (4,502)            (3,344)            (7,109)              (102)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................        10,173,748            629,274         32,545,204          4,568,103
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............                 4            (14,493)               215                242
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................        10,951,255            828,043         31,440,254          4,705,094
Net Assets -- Beginning of Period ................         3,688,545          2,860,502          4,705,094                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $     14,639,800   $      3,688,545   $     36,145,348   $      4,705,094
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                 --                 --
 Units Redeemed ..................................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................                97                 18                348                 47
 Units Redeemed ..................................               (23)               (12)               (55)                (3)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                74                  6                293                 44
                                                    ----------------   ----------------   ----------------   ----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQ/Oppenheimer          EQ/Oppenheimer
                                                           EQ/Oppenheimer           Main Street            Main Street
                                                             Global (a)           Opportunity (d)         Small Cap (a)
                                                    ---------------------------   ---------------   ---------------------------
                                                        2007           2006            2007             2007           2006
                                                    ------------   ------------   ---------------   ------------   ------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $    (70,171)  $     (3,155)  $           787   $    (67,754)  $      1,676
 Net realized gain (loss) on investments .........       426,593          1,542            58,488        218,493          4,406
 Change in unrealized appreciation
  (depreciation) of investments ..................      (332,403)        70,311          (118,992)      (661,765)        21,246
                                                    ------------   ------------   ---------------   ------------   ------------
 Net increase (decrease) in net assets from
  operations .....................................        24,019         68,698           (59,717)      (511,026)        27,328
                                                    ------------   ------------   ---------------   ------------   ------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........     4,448,122        681,964           414,582      2,980,886        378,377
  Transfers between funds including
   guaranteed interest account, net ..............     6,966,692      1,604,735         1,225,216      4,204,254      1,096,212
  Transfers for contract benefit and
   terminations ..................................      (624,502)       (14,962)          (32,579)      (277,870)        (8,602)
  Contract maintenance charges ...................        (4,768)           (80)              (52)        (3,145)           (57)
  Adjustments to net assets allocated to
   contracts in payout period ....................            --             --                --             --             --
                                                    ------------   ------------   ---------------   ------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions .....................    10,785,544      2,271,657         1,607,167      6,904,125      1,465,930
                                                    ------------   ------------   ---------------   ------------   ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............           677             --                --            541             27
                                                    ------------   ------------   ---------------   ------------   ------------
Increase (Decrease) in Net Assets ................    10,810,240      2,340,355         1,547,450      6,393,640      1,493,285
Net Assets -- Beginning of Period ................     2,340,355             --                --      1,493,285             --
                                                    ------------   ------------   ---------------   ------------   ------------
Net Assets -- End of Period ......................  $ 13,150,595   $  2,340,355   $     1,547,450   $  7,886,925   $  1,493,285
                                                    ============   ============   ===============   ============   ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................            --             --                --             --             --
 Units Redeemed ..................................            --             --                --             --             --
                                                    ------------   ------------   ---------------   ------------   ------------
 Net Increase (Decrease) .........................            --             --                --             --             --
                                                    ------------   ------------   ---------------   ------------   ------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................           125             21                21             78             14
 Units Redeemed ..................................           (32)            --                (5)           (17)            (1)
                                                    ------------   ------------   ---------------   ------------   ------------
 Net Increase (Decrease) .........................            93             21                16             61             13
                                                    ------------   ------------   ---------------   ------------   ------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                EQ/PIMCO
                                                              Real Return
                                                    ---------------------------------
                                                          2007             2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $       671,347   $       864,903
 Net realized gain (loss) on investments .........          263,303          (148,559)
 Change in unrealized appreciation
  (depreciation) of investments ..................        2,795,069          (903,386)
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................        3,729,719          (187,042)
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........        8,251,817         9,445,851
  Transfers between funds including
   guaranteed interest account, net ..............        9,337,456         7,747,648
  Transfers for contract benefit and
   terminations ..................................       (2,520,359)       (1,907,542)
  Contract maintenance charges ...................          (22,092)          (12,003)
  Adjustments to net assets allocated to
   contracts in payout period ....................               --                --
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................       15,046,822        15,273,954
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............              357            (2,814)
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................       18,776,898        15,084,098
Net Assets -- Beginning of Period ................       29,905,186        14,821,088
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $    48,682,084   $    29,905,186
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               --                --
 Units Redeemed ..................................               --                --
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               --                --
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................              274               228
 Units Redeemed ..................................             (129)              (74)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................              145               154
                                                    ---------------   ---------------


                                                                EQ/Short                               EQ/Small
                                                             Duration Bond                          Company Index
                                                    -----------------------------------   -----------------------------------
                                                          2007               2006               2007                2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $        347,852   $        180,074   $        189,275   $        122,141
 Net realized gain (loss) on investments .........            56,506             56,500         18,213,876         10,957,682
 Change in unrealized appreciation
  (depreciation) of investments ..................           (15,114)           (63,782)       (24,004,047)         6,916,365
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................           389,244            172,792         (5,600,896)        17,996,188
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........         1,910,022          1,710,695         33,298,562         27,692,078
  Transfers between funds including
   guaranteed interest account, net ..............         3,490,167          3,650,728             37,222          8,373,805
  Transfers for contract benefit and
   terminations ..................................        (1,230,369)          (394,400)       (12,357,535)        (7,979,366)
  Contract maintenance charges ...................            (4,083)            (1,734)          (148,516)          (126,172)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................         4,165,737          4,965,289         20,829,733         27,960,345
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............                --             (6,866)           (20,962)           (40,268)
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................         4,554,981          5,131,215         15,207,875         45,916,265
Net Assets -- Beginning of Period ................         7,342,246          2,211,031        147,472,474        101,556,209
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $     11,897,227   $      7,342,246   $    162,680,349   $    147,472,474
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                 --                 --
 Units Redeemed ..................................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................                79                 78                372                384
 Units Redeemed ..................................               (40)               (28)              (247)              (204)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                39                 50                125                180
                                                    ----------------   ----------------   ----------------   ----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/T. Rowe Price                        EQ/Templeton
                                                             Growth Stock (f)                        Growth (a)
                                                    -----------------------------------   -----------------------------------
                                                          2007               2006               2007               2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $       (525,842)  $       (106,671)  $       (129,251)  $         (2,799)
 Net realized gain (loss) on investments .........         6,916,052            (97,939)           411,900             18,770
 Change in unrealized appreciation
  (depreciation) of investments ..................        (7,931,578)          (250,991)          (805,069)           120,135
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................        (1,541,368)          (455,601)          (522,420)           136,106
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........         6,042,564          2,276,595         10,715,681          1,003,302
  Transfers between funds including
   guaranteed interest account, net ..............        76,667,073           (537,986)        16,535,953          3,730,364
  Transfers for contract benefit and
   terminations ..................................        (3,690,047)          (602,233)        (1,683,961)           (13,683)
  Contract maintenance charges ...................           (46,707)            (6,272)            (7,154)              (171)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................        78,972,883          1,130,104         25,560,519          4,719,812
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............             4,004            (19,452)             2,206                139
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................        77,435,519            655,051         25,040,305          4,856,057
Net Assets -- Beginning of Period ................         8,636,268          7,981,217          4,856,057                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $     86,071,787   $      8,636,268   $     29,896,362   $      4,856,057
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                 --                 --
 Units Redeemed ..................................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................               764                 49                284                 54
 Units Redeemed ..................................               (94)               (39)               (53)                (9)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................               670                 10                231                 45
                                                    ----------------   ----------------   ----------------   ----------------


                                                             EQ/UBS Growth
                                                               and Income
                                                    ---------------------------------
                                                          2007             2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $       (91,054)  $       (40,990)
 Net realized gain (loss) on investments .........        1,013,429           471,839
 Change in unrealized appreciation
  (depreciation) of investments ..................       (1,212,257)        1,462,771
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................         (289,882)        1,893,620
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........        5,753,166         4,918,913
  Transfers between funds including
   guaranteed interest account, net ..............        3,624,206         5,899,526
  Transfers for contract benefit and
   terminations ..................................       (1,620,771)         (955,661)
  Contract maintenance charges ...................          (13,064)           (7,576)
  Adjustments to net assets allocated to
   contracts in payout period ....................               --                --
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................        7,743,537         9,855,202
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............               14           (17,068)
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................        7,453,669        11,731,754
Net Assets -- Beginning of Period ................       19,667,041         7,935,287
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $    27,120,710   $    19,667,041
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               --                --
 Units Redeemed ..................................               --                --
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               --                --
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................              101               111
 Units Redeemed ..................................              (45)              (30)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               56                81
                                                    ---------------   ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                              EQ/Van Kampen
                                                                Comstock
                                                    ---------------------------------
                                                        2007            2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $        91,489   $       225,221
 Net realized gain (loss) on investments .........        1,621,343           442,202
 Change in unrealized appreciation
  (depreciation) of investments ..................       (2,750,117)        1,186,687
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................       (1,037,285)        1,854,110
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........        5,801,809         5,021,020
  Transfers between funds including
   guaranteed interest account, net ..............        2,201,569         5,887,526
  Transfers for contract benefit and
   terminations ..................................       (2,332,880)       (1,235,807)
  Contract maintenance charges ...................          (17,809)           (9,110)
  Adjustments to net assets allocated to
   contracts in payout period ....................               --                --
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................        5,652,689         9,663,629
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............                             (9,003)
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................        4,615,404        11,508,736
Net Assets -- Beginning of Period ................       18,190,239         6,681,503
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $    22,805,643   $    18,190,239
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               --                --
 Units Redeemed ..................................               --                --
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               --                --
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................               95               123
 Units Redeemed ..................................              (48)              (35)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               47                88
                                                    ---------------   ---------------


                                                            EQ/Van Kampen
                                                               Emerging                            EQ/Van Kampen
                                                            Markets Equity                         Mid Cap Growth
                                                    -----------------------------------   -----------------------------------
                                                          2007               2006               2007               2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $     (6,617,232)  $     (2,847,424)  $       (261,274)  $        (91,750)
 Net realized gain (loss) on investments .........       194,465,157         85,132,541          4,365,657            194,027
 Change in unrealized appreciation
  (depreciation) of investments ..................       (16,557,720)        15,805,873              9,875            613,623
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................       171,290,205         98,090,990          4,114,258            715,900
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........        68,691,078         53,782,523          6,676,875          3,840,188
  Transfers between funds including
   guaranteed interest account, net ..............        32,756,320         36,438,793         21,744,684          6,823,709
  Transfers for contract benefit and
   terminations ..................................       (48,029,885)       (29,992,859)        (2,076,252)          (722,724)
  Contract maintenance charges ...................          (352,283)          (239,687)           (15,676)            (4,736)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................        53,065,230         59,988,770         26,329,631          9,936,437
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............            (3,320)          (188,301)                --             (6,555)
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................       224,352,115        157,891,459         30,443,889         10,645,782
Net Assets -- Beginning of Period ................       410,723,784        252,832,325         15,518,999          4,873,217
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $    635,075,899   $    410,723,784   $     45,962,888   $     15,518,999
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                 --                 --
 Units Redeemed ..................................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................             1,428              1,411                273                142
 Units Redeemed ..................................            (1,225)            (1,075)              (103)               (65)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................               203                336                170                 77
                                                    ----------------   ----------------   ----------------   ----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/Van Kampen                       MarketPLUS
                                                      Real Estate (c) (h)                 International Core
                                                     --------------------    --------------------------------------------
                                                             2007                    2007                    2006
                                                     --------------------    --------------------    --------------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................   $            403,582    $           (965,442)   $            104,647
 Net realized gain (loss) on investments .........                532,207              31,948,219              12,588,588
 Change in unrealized appreciation
  (depreciation) of investments ..................            (13,599,212)            (17,185,462)              1,141,332
                                                     --------------------    --------------------    --------------------
 Net increase (decrease) in net assets from
  operations .....................................            (12,663,423)             13,797,315              13,834,567
                                                     --------------------    --------------------    --------------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........              7,808,101              15,927,821              17,471,733
  Transfers between funds including
   guaranteed interest account, net ..............            141,381,990              (2,181,941)              5,335,127
  Transfers for contract benefit and
   terminations ..................................             (5,447,099)             (8,910,167)             (7,040,657)
  Contract maintenance charges ...................                (44,413)               (101,727)                (83,652)
  Adjustments to net assets allocated to
   contracts in payout period ....................                     --                      --                      --
                                                     --------------------    --------------------    --------------------
Net increase (decrease) in net assets from
 contractowners transactions .....................            143,698,579               4,733,986              15,682,551
                                                     --------------------    --------------------    --------------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............                  9,225                    (558)                (54,219)
                                                     --------------------    --------------------    --------------------
Increase (Decrease) in Net Assets ................            131,044,381              18,530,743              29,462,899
Net Assets -- Beginning of Period ................                     --              98,544,525              69,081,626
                                                     --------------------    --------------------    --------------------
Net Assets -- End of Period ......................   $        131,044,381    $        117,075,268    $         98,544,525
                                                     ====================    ====================    ====================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                     --                      --                      --
 Units Redeemed ..................................                     --                      --                      --
                                                     --------------------    --------------------    --------------------
 Net Increase (Decrease) .........................                     --                      --                      --
                                                     --------------------    --------------------    --------------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................                  1,911                     245                     347
 Units Redeemed ..................................                   (329)                   (211)                   (221)
                                                     --------------------    --------------------    --------------------
 Net Increase (Decrease) .........................                  1,582                      34                     126
                                                     --------------------    --------------------    --------------------


                                                               MarketPLUS                            MarketPLUS
                                                             Large Cap Core                       Large Cap Growth
                                                    -----------------------------------   -----------------------------------
                                                          2007               2006               2007               2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $        (10,125)  $        (71,994)  $     (3,134,794)  $     (4,292,628)
 Net realized gain (loss) on investments .........         4,855,971          1,262,601         19,023,896         12,735,612
 Change in unrealized appreciation
  (depreciation) of investments ..................        (4,430,562)           598,954         25,806,328         11,003,344
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................           415,284          1,789,561         41,695,430         19,446,328
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........         1,614,149          1,235,218         20,536,509         22,230,244
  Transfers between funds including
   guaranteed interest account, net ..............          (548,377)        (1,462,630)       (15,381,909)       (28,464,384)
  Transfers for contract benefit and
   terminations ..................................        (2,280,097)        (1,957,311)       (37,777,013)       (40,641,727)
  Contract maintenance charges ...................           (12,511)           (14,064)          (313,495)          (361,448)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................        (1,226,836)        (2,198,787)       (32,935,908)       (47,237,315)
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............                --           (129,172)             2,255            (81,717)
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................          (811,552)          (538,398)         8,761,777        (27,872,704)
Net Assets -- Beginning of Period ................        16,426,451         16,964,849        314,277,197        342,149,901
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $     15,614,899   $     16,426,451   $    323,038,974   $    314,277,197
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                 --                 --
 Units Redeemed ..................................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................                33                 22                283                244
 Units Redeemed ..................................               (45)               (45)              (500)              (596)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................               (12)               (23)              (217)              (352)
                                                    ----------------   ----------------   ----------------   ----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                               MarketPLUS
                                                              Mid Cap Value
                                                    ---------------------------------
                                                         2007             2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $    (1,548,171)  $    (4,644,152)
 Net realized gain (loss) on investments .........      135,453,053        70,466,350
 Change in unrealized appreciation
  (depreciation) of investments ..................     (147,048,888)      (16,830,256)
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................      (13,144,006)       48,991,942
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........       56,044,735        58,374,565
  Transfers between funds including
   guaranteed interest account, net ..............      (29,584,203)      (15,513,964)
  Transfers for contract benefit and
   terminations ..................................      (48,128,886)      (44,006,253)
  Contract maintenance charges ...................         (441,487)         (447,896)
  Adjustments to net assets allocated to
   contracts in payout period ....................               --                --
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................      (22,109,841)       (1,593,548)
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............           (7,110)         (149,451)
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................      (35,260,957)       47,248,943
Net Assets -- Beginning of Period ................      493,602,383       446,353,440
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $   458,341,426   $   493,602,383
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               --                --
 Units Redeemed ..................................               --                --
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               --                --
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................              485               574
 Units Redeemed ..................................             (611)             (585)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................             (126)              (11)
                                                    ---------------   ---------------


                                                              Multimanager                           Multimanager
                                                            Aggressive Equity                          Core Bond
                                                    -----------------------------------   -----------------------------------
                                                          2007               2006               2007              2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $     (8,797,026)  $     (8,458,860)  $      1,967,465   $      1,938,655
 Net realized gain (loss) on investments .........         2,694,259        (15,621,963)          (478,087)          (639,165)
 Change in unrealized appreciation
  (depreciation) of investments ..................        98,209,591         62,134,112          1,883,980            356,319
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................        92,106,824         38,053,289          3,373,358          1,655,809
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........        31,380,123         37,960,667          7,691,272          8,969,099
  Transfers between funds including
   guaranteed interest account, net ..............       (61,124,312)       (56,697,611)          (704,366)        (3,291,145)
  Transfers for contract benefit and
   terminations ..................................      (119,429,414)      (126,612,896)        (6,581,681)        (7,170,253)
  Contract maintenance charges ...................          (739,232)          (843,352)           (50,780)           (54,947)
  Adjustments to net assets allocated to
   contracts in payout period ....................            10,034            173,657                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................      (149,902,802)      (146,019,535)           354,445         (1,547,246)
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............          (217,956)          (326,723)            (6,063)           (26,022)
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................       (58,013,934)      (108,292,969)         3,721,740             82,541
Net Assets -- Beginning of Period ................       941,154,687      1,049,447,656         68,377,726         68,295,185
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $    883,140,754   $    941,154,687   $     72,099,466   $     68,377,726
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               648                799                 --                 --
 Units Redeemed ..................................            (2,211)            (2,510)                --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................            (1,563)            (1,711)                --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................                34                 47                148                144
 Units Redeemed ..................................               (65)               (60)              (145)              (158)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................               (31)               (13)                 3                (14)
                                                    ----------------   ----------------   ----------------   ----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                               Multimanager                          Multimanager
                                                                Health Care                           High Yield
                                                    -----------------------------------   -----------------------------------
                                                          2007               2006               2007               2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $       (648,600)  $        (99,116)  $     11,723,542   $     10,185,040
 Net realized gain (loss) on investments .........         5,523,951          2,489,687           (278,762)          (669,347)
 Change in unrealized appreciation
  (depreciation) of investments ..................        (1,195,161)          (658,603)        (7,784,322)         5,173,752
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................         3,680,190          1,731,968          3,660,458         14,689,445
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........         7,083,446          7,441,675         19,601,990         18,019,567
  Transfers between funds including
   guaranteed interest account, net ..............        (2,237,143)          (323,954)           (10,105)        (2,156,608)
  Transfers for contract benefit and
   terminations ..................................        (3,797,857)        (3,886,425)       (22,232,556)       (21,247,597)
  Contract maintenance charges ...................           (39,094)           (38,559)          (135,987)          (140,527)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --             11,698            (72,342)
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................         1,009,352          3,192,737         (2,764,960)        (5,597,507)
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............              (299)           (68,167)           (18,161)             1,179
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................         4,689,243          4,856,538            877,337          9,093,117
Net Assets -- Beginning of Period ................        48,398,131         43,541,593        180,760,079        171,666,962
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $     53,087,374   $     48,398,131   $    181,637,416   $    180,760,079
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                233                224
 Units Redeemed ..................................                --                 --               (251)              (256)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                (18)               (32)
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................               133                148                111                 87
 Units Redeemed ..................................              (124)              (122)              (106)               (87)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                 9                 26                  5                 --
                                                    ----------------   ----------------   ----------------   ----------------


                                                              Multimanager
                                                          International Equity
                                                    ---------------------------------
                                                        2007             2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $      (651,668)  $       775,161
 Net realized gain (loss) on investments .........       17,899,529         9,382,266
 Change in unrealized appreciation
  (depreciation) of investments ..................       (5,342,494)        7,586,574
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................       11,905,367        17,744,001
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........       13,988,256        14,357,959
  Transfers between funds including
   guaranteed interest account, net ..............         (457,174)       14,243,043
  Transfers for contract benefit and
   terminations ..................................       (8,558,403)       (6,383,398)
  Contract maintenance charges ...................          (81,183)          (66,846)
  Adjustments to net assets allocated to
   contracts in payout period ....................               --                --
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................        4,891,496        22,150,758
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............               51           (57,121)
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................       16,796,914        39,837,638
Net Assets -- Beginning of Period ................      104,950,468        65,112,830
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $   121,747,382   $   104,950,468
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               --                --
 Units Redeemed ..................................               --                --
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               --                --
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................              254               323
 Units Redeemed ..................................             (225)             (180)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               29               143
                                                    ---------------   ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                              Multimanager
                                                                Large Cap                           Multimanager
                                                               Core Equity                        Large Cap Growth
                                                    -----------------------------------   -----------------------------------
                                                          2007                2006              2007                2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $       (183,826)  $       (126,312)  $       (493,442)  $       (467,924)
 Net realized gain (loss) on investments .........         3,004,106          2,047,275          6,262,577          3,427,342
 Change in unrealized appreciation
  (depreciation) of investments ..................        (2,021,923)           496,283         (2,088,714)        (3,425,656)
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................           798,357          2,417,246          3,680,421           (466,238)
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........         2,267,583          1,964,622          4,428,795          5,052,052
  Transfers between funds including
   guaranteed interest account, net ..............         1,097,527           (977,943)           195,467         (2,028,845)
  Transfers for contract benefit and
   terminations ..................................        (1,903,584)        (2,446,196)        (3,999,481)        (3,450,562)
  Contract maintenance charges ...................           (16,371)           (16,338)           (32,616)           (32,930)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................         1,445,155         (1,475,855)           592,165           (460,285)
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............        (1,435,996)           (54,449)                --            (53,308)
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................           807,516            886,942          4,272,586           (979,831)
Net Assets -- Beginning of Period ................        21,473,294         20,586,352         38,132,493         39,112,324
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $     22,280,810   $     21,473,294   $     42,405,079   $     38,132,493
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                 --                 --
 Units Redeemed ..................................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................                62                 47                131                131
 Units Redeemed ..................................               (51)               (60)              (128)              (136)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                11                (13)                 3                 (5)
                                                    ----------------   ----------------   ----------------   ----------------


                                                             Multimanager
                                                            Large Cap Value
                                                    ---------------------------------
                                                        2007             2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $       (89,710)  $       954,715
 Net realized gain (loss) on investments .........       12,187,966         3,512,154
 Change in unrealized appreciation
  (depreciation) of investments ..................      (10,676,307)        5,074,150
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................        1,421,949         9,541,019
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........        9,541,991         9,298,233
  Transfers between funds including
   guaranteed interest account, net ..............        3,381,215         7,344,220
  Transfers for contract benefit and
   terminations ..................................       (6,229,917)       (5,308,228)
  Contract maintenance charges ...................          (40,879)          (32,553)
  Adjustments to net assets allocated to
   contracts in payout period ....................               --                --
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................        6,652,410        11,301,672
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............               13           (62,697)
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................        8,074,372        20,779,994
Net Assets -- Beginning of Period ................       67,536,147        46,756,153
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $    75,610,519   $    67,536,147
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                1                --
 Units Redeemed ..................................               --                --
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................                1                --
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................              214               217
 Units Redeemed ..................................             (170)             (131)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               44                86
                                                    ---------------   ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                              Multimanager
                                                                Mid Cap
                                                                 Growth
                                                    ---------------------------------
                                                          2007              2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $    (1,130,878)  $      (630,656)
 Net realized gain (loss) on investments .........       10,929,718         9,970,647
 Change in unrealized appreciation
  (depreciation) of investments ..................       (1,289,899)       (3,179,076)
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................        8,508,941         6,160,915
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........        8,959,058        10,015,764
  Transfers between funds including
   guaranteed interest account, net ..............       (4,300,969)       (4,031,680)
  Transfers for contract benefit and
   terminations ..................................       (7,017,445)       (7,207,819)
  Contract maintenance charges ...................          (75,679)          (78,132)
  Adjustments to net assets allocated to
   contracts in payout period ....................               --                --
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................       (2,435,035)       (1,301,867)
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............              226           (53,234)
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................        6,074,132         4,805,814
Net Assets -- Beginning of Period ................       82,959,929        78,154,115
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $    89,034,061   $    82,959,929
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               --                --
 Units Redeemed ..................................               --                --
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               --                --
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................              160               201
 Units Redeemed ..................................             (183)             (216)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................              (23)              (15)
                                                    ---------------   ---------------


                                                                                                     Multimanager
                                                              Multimanager                             Small Cap
                                                              Mid Cap Value                           Growth (g)
                                                    -----------------------------------   -----------------------------------
                                                          2007               2006               2007               2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $     (1,020,988)  $        296,313   $       (672,155)  $         45,520
 Net realized gain (loss) on investments .........         5,009,315          6,661,200          7,009,698             49,937
 Change in unrealized appreciation
  (depreciation) of investments ..................        (4,726,493)         1,877,458         (7,496,644)          (307,773)
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................          (738,166)         8,834,971         (1,159,101)          (212,316)
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........         7,433,660          6,996,331         10,112,069         12,279,539
  Transfers between funds including
   guaranteed interest account, net ..............        (3,623,445)            99,840         15,533,403         14,774,593
  Transfers for contract benefit and
   terminations ..................................        (7,553,202)        (7,423,788)        (4,113,992)        (2,216,019)
  Contract maintenance charges ...................           (50,529)           (51,585)           (48,310)           (21,759)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................        (3,793,516)          (379,202)        21,483,170         24,816,354
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............               (58)           (48,731)            35,174            (15,534)
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................        (4,531,740)         8,407,038         20,359,243         24,588,504
Net Assets -- Beginning of Period ................        75,697,888         67,290,850         39,282,974         14,694,470
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $     71,166,148   $     75,697,888   $     59,642,217   $     39,282,974
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                 --                 --
 Units Redeemed ..................................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................               145                139                374                413
 Units Redeemed ..................................              (170)              (144)              (232)              (237)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................               (25)                (5)               142                176
                                                    ----------------   ----------------   ----------------   ----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                              Multimanager
                                                             Small Cap Value
                                                    ---------------------------------
                                                         2007               2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $    (2,031,377)  $     8,598,822
 Net realized gain (loss) on investments .........       14,028,767        15,793,209
 Change in unrealized appreciation
  (depreciation) of investments ..................      (33,937,728)        1,854,864
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................      (21,940,338)       26,246,895
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........       27,335,223        34,768,516
  Transfers between funds including
   guaranteed interest account, net ..............      (24,954,220)       (3,421,545)
  Transfers for contract benefit and
   terminations ..................................      (18,765,192)      (18,049,070)
  Contract maintenance charges ...................         (206,035)         (208,719)
  Adjustments to net assets allocated to
   contracts in payout period ....................               --                --
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................      (16,590,224)       13,089,182
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............           (4,717)          (59,543)
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................      (38,535,279)       39,276,534
Net Assets -- Beginning of Period ................      213,105,965       173,829,431
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $   174,570,686   $   213,105,965
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               --                --
 Units Redeemed ..................................               --                --
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               --                --
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................              196               330
 Units Redeemed ..................................             (279)             (263)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................              (83)               67
                                                    ---------------   ---------------


                                                               Multimanager                         Target 2015
                                                                Technology                         Allocation (a)
                                                    -----------------------------------   -----------------------------------
                                                           2007               2006              2007               2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $     (1,533,351)  $     (1,467,146)  $        161,257   $         24,107
 Net realized gain (loss) on investments .........        13,077,795         12,268,244            148,666              1,217
 Change in unrealized appreciation
  (depreciation) of investments ..................         5,906,751         (4,621,826)          (170,852)             6,546
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................        17,451,195          6,179,272            139,071             31,870
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........        10,797,822         11,063,634          1,675,676             83,205
  Transfers between funds including
   guaranteed interest account, net ..............           (86,812)        (6,359,589)         4,952,929          1,118,971
  Transfers for contract benefit and
   terminations ..................................       (11,372,007)       (11,664,420)          (140,616)           (11,925)
  Contract maintenance charges ...................          (102,374)          (110,520)            (2,051)              (105)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................          (763,371)        (7,070,895)         6,485,938          1,190,146
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............               (79)           (64,158)                --                  2
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................        16,687,745           (955,781)         6,625,009          1,222,018
Net Assets -- Beginning of Period ................       113,195,008        114,150,789          1,222,018                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $    129,882,753   $    113,195,008   $      7,847,027   $      1,222,018
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               795                 --                 --                 --
 Units Redeemed ..................................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................               795                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................               488                545                 67                 12
 Units Redeemed ..................................              (507)              (617)               (11)                (1)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................               (19)               (72)                56                 11
                                                    ----------------   ----------------   ----------------   ----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                              Target 2025
                                                             Allocation (a)
                                                    ---------------------------------
                                                       2007            2006
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $       145,662   $        16,424
 Net realized gain (loss) on investments .........          185,170             1,457
 Change in unrealized appreciation
  (depreciation) of investments ..................         (225,356)           12,186
                                                    ---------------   ---------------
 Net increase (decrease) in net assets from
  operations .....................................          105,476            30,067
                                                    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........        3,196,080           288,863
  Transfers between funds including
   guaranteed interest account, net ..............        5,055,982           717,301
  Transfers for contract benefit and
   terminations ..................................         (161,386)             (766)
  Contract maintenance charges ...................           (4,529)             (207)
  Adjustments to net assets allocated to
   contracts in payout period ....................               --                --
                                                    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions .....................        8,086,147         1,005,191
                                                    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............              229                16
                                                    ---------------   ---------------
Increase (Decrease) in Net Assets ................        8,191,852         1,035,274
Net Assets -- Beginning of Period ................        1,035,274                --
                                                    ---------------   ---------------
Net Assets -- End of Period ......................  $     9,227,126   $     1,035,274
                                                    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................               --                --
 Units Redeemed ..................................               --                --
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               --                --
                                                    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................               84                10
 Units Redeemed ..................................              (13)               (1)
                                                    ---------------   ---------------
 Net Increase (Decrease) .........................               71                 9
                                                    ---------------   ---------------


                                                              Target 2035                           Target 2045
                                                             Allocation (a)                        Allocation (a)
                                                    -----------------------------------   -----------------------------------
                                                          2007               2006               2007               2006
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ....................  $         64,266   $          6,739   $         33,842   $          5,121
 Net realized gain (loss) on investments .........            84,866              2,860            158,680              2,055
 Change in unrealized appreciation
  (depreciation) of investments ..................           (96,824)            10,655           (156,241)             1,333
                                                    ----------------   ----------------   ----------------   ----------------
 Net increase (decrease) in net assets from
  operations .....................................            52,308             20,254             36,281              8,509
                                                    ----------------   ----------------   ----------------   ----------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........         2,612,698            251,560          1,765,771             93,771
  Transfers between funds including
   guaranteed interest account, net ..............         1,708,600            259,463          1,257,609            278,287
  Transfers for contract benefit and
   terminations ..................................          (161,739)              (119)           (31,069)              (120)
  Contract maintenance charges ...................            (6,753)               (60)            (4,874)               (60)
  Adjustments to net assets allocated to
   contracts in payout period ....................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets from
 contractowners transactions .....................         4,152,806            510,844          2,987,437            371,878
                                                    ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A .............                --                 17                (14)               109
                                                    ----------------   ----------------   ----------------   ----------------
Increase (Decrease) in Net Assets ................         4,205,114            531,115          3,023,704            380,496
Net Assets -- Beginning of Period ................           531,115                 --            380,496                 --
                                                    ----------------   ----------------   ----------------   ----------------
Net Assets -- End of Period ......................  $      4,736,229   $        531,115   $      3,404,200   $        380,496
                                                    ================   ================   ================   ================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ....................................                --                 --                 --                 --
 Units Redeemed ..................................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ....................................                40                  6                 34                  4
 Units Redeemed ..................................                (5)                (1)                (8)                (1)
                                                    ----------------   ----------------   ----------------   ----------------
 Net Increase (Decrease) .........................                35                  5                 26                  3
                                                    ----------------   ----------------   ----------------   ----------------


-------
(a) Commenced operations on September 18, 2006.
(b) Commenced operations on May 29, 2007.
(c) Commenced operations on August 17, 2007.
(d) Commenced operations May 18, 2007.
(e) A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
(f) A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.


                                     FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,

(g) A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(h) A substitution of EQ/Van Kampen Real Estate was made U.S. Real Estate on August 17, 2007.
(i) A substitution of EQ/AllianceBernstein Value was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.

The accompanying notes are an integral part of these financial statements.


                                     FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements

December 31, 2007

1. Organization

AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States) ("AXA Equitable") Separate Account A ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account invests in shares of mutual funds of various investment trusts of EQ Advisors Trust ("EQAT"), and AXA Premier VIP Trust ("VIP"). The Trusts are open-ended diversified investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Account.

The Account consists of 77 variable investment options:

o AXA Aggressive Allocation
o AXA Conservative Allocation
o AXA Conservative-Plus Allocation
o AXA Moderate Allocation
o AXA Moderate-Plus Allocation
o EQ/AllianceBernstein Common Stock
o EQ/AllianceBernstein Intermediate Government Securities
o EQ/AllianceBernstein International
o EQ/AllianceBernstein Large Cap Growth
o EQ/AllianceBernstein Quality Bond
o EQ/AllianceBernstein Small Cap Growth
o EQ/AllianceBernstein Value
o EQ/Ariel Appreciation II
o EQAXA Rosenberg Value Long/Short Equity
o EQ/BlackRock Basic Value Equity(1)
o EQ/BlackRock International Value(1)
o EQ/Boston Advisors Equity Income
o EQ/Calvert Socially Responsible
o EQ/Capital Guardian Growth
o EQ/Capital Guardian Research
o EQ/Caywood-Scholl High Yield Bond
o EQ//Davis New York Venture
o EQ/Equity 500 Index
o EQ/Evergreen International Bond
o EQ/Evergreen Omega
o EQ/FI Mid Cap
o EQ/Franklin Income
o EQ/Franklin Small Cap Value
o EQ/Franklin Templeton Founding Strategy
o EQ/GAMCO Mergers and Acquisitions
o EQ/GAMCO Small Company Value
o EQ/International Growth
o EQ/JPMorgan Core Bond
o EQ/JPMorgan Value Opportunities
o EQ/Legg Mason Value Equity
o EQ/Long Term Bond
o EQ/Lord Abbett Growth and Income
o EQ/Lord Abbett Large Cap Core
o EQ/Lord Abbett Mid Cap Value
o EQ/Marsico Focus
o EQ/Money Market
o EQ/Montag & Caldwell Growth
o EQ/Mutual Shares
o EQ/Oppenheimer Global
o EQ/Oppenheimer Main Street Opportunity
o EQ/Oppenheimer Main Street Small Cap
o EQ/PIMCO Real Return
o EQ/Short Duration Bond
o EQ/Small Company Index
o EQ/T. Rowe Price Growth Stock(2)
o EQ/Templeton Growth
o EQ/UBS Growth and Income
o EQ/Van Kampen Comstock
o EQ/Van Kampen Emerging Markets Equity
o EQ/Van Kampen Mid Cap Growth
o EQ/Van Kampen Real Estate
o MarketPLUS International Core(3)
o MarketPLUS Large Cap Core(4)
o MarketPLUS Large Cap Growth(5)
o MarketPLUS Mid Cap Value(6)
o Multimanager Aggressive Equity(9)
o Multimanager Core Bond(9)
o Multimanager Health Care(9)
o Multimanager High Yield(9)
o Multimanager International Equity(9)
o Multimanager Large Cap Core Equity(9)
o Multimanager Large Cap Growth(9)
o Multimanager Large Cap Value(9)
o Multimanager Mid Cap Growth(9)
o Multimanager Mid Cap Value(9)
o Multimanager Small Cap Growth(8)
o Multimanager Small Cap Value(9)
o Multimanager Technology(9)
o Target 2015 Allocation
o Target 2025 Allocation
o Target 2035 Allocation
o Target 2045 Allocation


                                     FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

1. Organization (Concluded)

   (1) Formerly known as EQ/Mercury.
   (2) Formerly known as EQ/TCW Equity.
   (3) Formerly known as EQ/Capital Guardian International.
   (4) Formerly known as EQ/MFS Investors Trust.
   (5) Formerly known as EQ/MFS Emerging Growth Companies.
   (6) Formerly known as EQ/FI Mid Cap Value.
   (7) Formerly known as AXA Premier VIP.
   (8) Formerly known as EQ/Small Company Growth.
   (9) Formerly known as EQ/Small Cap Value.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including certain individual tax-favored variable annuity contracts (Old Contracts), individual non-qualified variable annuity contracts (EQUIPLAN Contracts), tax-favored and non-qualified certificates issued under group deferred variable annuity contracts and certain related individual contracts (EQUI-VEST Contracts), group deferred variable annuity contracts used to fund tax-qualified defined contribution plans (Momentum Contracts) and group variable annuity contracts used as a funding vehicle for employers who sponsor qualified defined contribution plans (Momentum Plus). All of these contracts and certificates are collectively referred to as the Contracts.

   The amount retained by AXA Equitable in the Account arises principally from
   (1) contributions from AXA Equitable, (2) mortality and expense risks, other expenses and financial accounting charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by AXA Equitable are not subject to mortality expense risk charges, other expenses and financial accounting charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   On September 15, 2006, the FASB issued Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS No. 157"). SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. It applies only to fair value measurements that are already required or permitted by other accounting standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2006. AXA does not anticipate any impact to the net assets of the Account, upon adoption.

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of the Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

   Receivable/payable for policy-related transactions represents amounts due to/from AXA Equitable's General Account predominately related to premiums, surrenders and death benefits.

   Payments received from contractowners represent participant contributions under EQUI-VEST Series 100 through 800, EQUI-VEST Vantage, EQUI-VEST Strategies, Momentum, Momentum Plus, EQUI-VEST At Retirement and At Retirement (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) and participant contributions under other Contracts (Old Contracts, EQUIPLAN) reduced by applicable deductions, charges and state premium taxes. Payments received from contractowners also include amounts applied to purchase contracts in payout (annuitization) period. Contractowners may allocate amounts in their individual accounts to variable investment options, and/or to the guaranteed interest account, of AXA Equitable's General Account, and fixed maturity options


                                     FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

2. Significant Accounting Policies (Concluded)

   of Separate Account No. 48. Transfers between funds including the guaranteed interest account, net, represents amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account and fixed maturity option of Separate Account No. 48. The net assets of any variable investment option may not be less than the aggregate value of the Contractowner accounts allocated to that variable investment option. Additional assets are set aside in AXA Equitable's General Account to provide for other policy benefits, as required by state insurance law. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under:

   o EQUI-VEST Series 100 through 800
   o EQUI-VEST Vantage
   o EQUI-VEST Strategies
   o Momentum
   o Momentum Plus

   Included in Contract maintenance charges are administrative charges, if applicable, that are deducted annually under:

   o EQUI-VEST Series 100 through 800
   o EQUI-VEST Vantage
   o EQUI-VEST Strategies
   o EQUIPLAN
   o Old Contracts

   Included in contract maintenance charges are administrative charges, if applicable, that are deducted quarterly under Momentum and Momentum Plus.

   Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table for business issued in 1994 and later and according to the 1969 ELAS Mortality Table for business issued prior to 1994. The assumed investment return is 3% to 5%, as regulated by the laws of various states. The mortality risk is fully borne by AXA Equitable and may result in additional amounts being transferred into the variable annuity account by AXA Equitable to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Purchases and Sales of Investments
   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

                                                               Purchases       Sales
                                                             -------------  ------------
AXA Aggressive Allocation .................................. $ 118,556,842  $ 31,390,350
AXA Conservative Allocation ................................    40,229,137    13,928,797
AXA Conservative-Plus Allocation ...........................    58,507,752    18,909,639
AXA Moderate Allocation ....................................   240,910,072   197,993,936
AXA Moderate-Plus Allocation ...............................   324,403,074    72,390,223
EQ/AllianceBernstein Common Stock ..........................   131,865,365   749,516,997
EQ/AllianceBernstein Intermediate Government Securities ....    28,219,384    33,470,400
EQ/AllianceBernstein International .........................   290,858,071   223,308,710
EQ/AllianceBernstein Large Cap Growth ......................    24,030,628    42,987,447


                                     FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

3. Purchases and Sales of Investments (Continued)

                                                             Purchases           Sales
                                                         ----------------  ----------------
EQ/AllianceBernstein Quality Bond .....................  $     42,633,619  $     38,051,843
EQ/AllianceBernstein Small Cap Growth .................       144,183,273       130,312,052
EQ/AllianceBernstein Value ............................     1,765,982,747       643,842,408
EQ/Ariel Appreciation II ..............................         1,878,748         1,775,412
EQ/AXA Rosenberg Value Long/Short Equity ..............         4,195,249         4,915,383
EQ/BlackRock Basic Value Equity .......................       110,808,067        89,258,574
EQ/BlackRock International Value ......................       146,879,912        90,838,839
EQ/Boston Advisors Equity Income ......................        27,090,935        16,212,581
EQ/Calvert Socially Responsible .......................         8,360,970         4,273,010
EQ/Capital Guardian Growth ............................        11,099,597         4,713,180
EQ/Capital Guardian Research ..........................       158,030,740        49,800,198
EQ/Caywood-Scholl High Yield Bond .....................        19,609,225         6,900,271
EQ/Davis New York Venture .............................         6,758,152           860,893
EQ/Equity 500 Index ...................................       241,077,305       265,145,342
EQ/Evergreen International Bond .......................        19,885,010         5,509,781
EQ/Evergreen Omega ....................................        14,964,638        10,035,676
EQ/FI Mid Cap .........................................       140,477,861        70,723,706
EQ/Franklin Income ....................................        92,477,484        14,907,806
EQ/Franklin Small Cap Value ...........................        13,584,735         7,418,245
EQ/Franklin Templeton Founding Strategy ...............        30,569,617         1,712,488
EQ/GAMCO Mergers and Acquisitions .....................         9,311,763         3,610,838
EQ/GAMCO Small Company Value ..........................        97,505,415        37,575,355
EQ/International Growth ...............................        42,559,586        19,559,975
EQ/Janus Large Cap Growth .............................         8,786,066        75,137,099
EQ/JP Morgan Value Opportunities ......................        31,854,455        23,504,746
EQ/JPMorgan Core Bond .................................        51,737,948        29,254,710
EQ/Legg Mason Value Equity ............................         9,392,048         5,495,863
EQ/Long Term Bond .....................................        13,206,274         7,662,752
EQ/Lord Abbett Growth and Income ......................        11,746,410         6,717,294
EQ/Lord Abbett Large Cap Core .........................         4,815,186         2,062,995
EQ/Lord Abbett Mid Cap Value ..........................        26,826,621        12,816,327
EQ/Marsico Focus ......................................       150,950,780        77,258,090
EQ/Money Market .......................................       158,314,693       112,693,045
EQ/Montag & Caldwell Growth ...........................        13,254,259         3,128,775
EQ/Mutual Shares ......................................        38,629,494         6,400,251
EQ/Oppenheimer Global .................................        14,765,278         3,928,190
EQ/Oppenheimer Main Street Opportunity ................         2,123,453           452,433
EQ/Oppenheimer Main Street Small Cap ..................         9,009,972         2,053,160
EQ/PIMCO Real Return ..................................        29,656,349        13,538,531
EQ/Short Duration Bond ................................         8,725,112         4,211,522
EQ/Small Company Index ................................        76,182,013        43,138,926
EQ/T. Rowe Price Growth Stock .........................        81,012,632        11,053,742
EQ/Templeton Growth ...................................        31,673,024         6,160,484
EQ/UBS Growth and Income ..............................        14,047,380         6,394,897
EQ/Van Kampen Comstock ................................        12,858,046         6,307,473
EQ/Van Kampen Emerging Markets Equity .................       451,629,533       295,298,230
EQ/Van Kampen Mid Cap Growth ..........................        44,007,171        15,921,309
EQ/Van Kampen Real Estate .............................       201,319,713        31,385,879
MarketPLUS International Core .........................        59,237,134        33,104,640
MarketPLUS Large Cap Core .............................         7,107,530         5,063,614
MarketPLUS Large Cap Growth ...........................        43,530,719        79,601,421
MarketPLUS Mid Cap Value ..............................       210,528,299       115,880,285
MarketPlus Small Cap Value ............................        56,234,054        58,994,059
Multimanager Aggressive Equity ........................        17,562,792       177,387,235
Multimanager Core Bond ................................        20,212,685        17,915,286


                                     FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

3. Purchases and Sales of Investments (Concluded)

                                                          Purchases           Sales
                                                       ---------------- ----------------
   Multimanager Health Care .........................  $    20,932,640  $    16,555,663
   Multimanager High Yield ..........................       69,400,980       60,464,781
   Multimanager International Equity ................       53,152,133       42,085,015
   Multimanager Large Cap Core Equity ...............        9,891,402        7,051,567
   Multimanager Large Cap Growth ....................       18,409,265       13,544,846
   Multimanager Large Cap Value .....................       40,741,919       26,568,474
   Multimanager Mid Cap Growth ......................       28,025,671       22,783,464
   Multimanager Mid Cap Value .......................       27,549,198       26,028,076
   Multimanager Small Cap Growth ....................       59,853,330       33,859,877
   Multimanager Technology ..........................       57,948,777       60,245,511
   Target 2015 Allocation ...........................        8,058,862        1,339,350
   Target 2025 Allocation ...........................        9,987,723        1,656,651
   Target 2035 Allocation ...........................        4,887,467          637,819
   Target 2045 Allocation ...........................        4,288,435        1,181,860

4. Expenses and Related Party Transactions

   The assets in each variable investment option are invested in shares of a corresponding mutual fund portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the variable investment options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that The Trusts, on behalf of each variable portfolio, may charge annually 0.25% of the average daily net assets of a portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. These fees are reflected in the net asset value of the shares.

   AXA Equitable serves as investment manager of EQAT and VIP. Each investment manager receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Fees generally vary depending on net asset levels of individual portfolios and range for EQAT and VIP from a low of 0.10% to a high of 1.40% of average daily net assets. AXA Equitable as investment manager of EQAT and VIP pays expenses for providing investment advisory services to the Portfolios, including the fees of the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") an affiliate of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Portfolios; EQ/AllianceBernstein Value; EQ/Equity 500 Index, and EQ/Small Company Index; as well as a portion of Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Growth, Multimanager Large Cap Value, Multimanager Mid Cap Growth and Multimanager Technology. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors is an affiliate of AXA Equitable, and a distributor and principal underwriter of the Account. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries (affiliates of AXA Equitable) . AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network.

5. Substitutions/Reorganizations

   Substitution transactions that occurred at the date indicated are shown below. For accounting purposes these transactions were treated as mergers and are considered tax-free exchanges.


                                     FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

5. Substitutions/Reorganizations (Concluded)

------------------------------------------------------------------------------------------------
 August 17, 2007                         Removed Portfolio              Surviving Portfolio
------------------------------------------------------------------------------------------------
                                   EQ/AllianceBernstein Growth
                                   and Income                       EQ/AllianceBernstein Value
------------------------------------------------------------------------------------------------
Shares -- Class A                                    51,075,037                       86,128,623
Shares -- Class B                                     7,874,909                       16,296,553
Value -- Class A                   $                      19.34     $                      16.30
Value -- Class B                   $                      19.21     $                      16.27
Net assets before merger           $              1,139,068,217     $                529,973,254
Net assets after merger            $                         --     $              1,669,041,471
------------------------------------------------------------------------------------------------
                                   UIF U.S. Real Estate            EQ/Van Kampen Real Estate
------------------------------------------------------------------------------------------------
Shares -- Class A                                     6,655,759                       17,497,813
Value -- Class A                   $                      23.88     $                       9.13
Net assets before merger           $                158,939,525     $                    815,508
Net assets after merger            $                         --     $                159,755,033
------------------------------------------------------------------------------------------------
 July 6, 2007                      Removed Portfolio                Surviving Portfolio
------------------------------------------------------------------------------------------------
                                   EQ/Capital Guardian U.S. Equity  EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------
Shares -- Class B                                    11,071,506                       19,211,910
Value -- Class B                   $                      12.05     $                      15.08
Net assets before merger           $                133,411,647     $                156,303,956
Net assets after merger            $                         --     $                289,715,603
------------------------------------------------------------------------------------------------
                                   EQ/Janus Large Cap Growth        EQ/T. Rowe Price Growth Stock
------------------------------------------------------------------------------------------------
Shares -- Class B                                    10,084,118                        3,680,508
Value -- Class B                   $                       7.62     $                      23.21
Net assets before merger           $                 76,840,979     $                  8,583,612
Net assets after merger            $                         --     $                 85,424,591
------------------------------------------------------------------------------------------------
                                   EQ/Wells Fargo Montgomery        Multimanager Small
                                   Small Cap                        Cap Growth
------------------------------------------------------------------------------------------------
Shares -- Class B                                     1,816,793                        6,675,268
Value -- Class B                   $                      14.94     $                      10.65
Net assets before merger           $                 27,142,887     $                 43,948,717
Net assets after merger            $                         --     $                 71,091,604
------------------------------------------------------------------------------------------------
 November 17, 2006                 Removed Portfolio                Surviving Portfolio
------------------------------------------------------------------------------------------------
                                   Laudus Rosenberg VIT             EQ/AXA Rosenberg
                                   Value Long/Short Equity          Value Long/Short Equity
------------------------------------------------------------------------------------------------
Shares -- Class B                                       871,596                          871,596
Value -- Class B                   $                  9,360,937     $                  9,360,937
Net Assets before merger           $                  9,360,937                               --
Net Assets after merger                                      --     $                  9,360,937
------------------------------------------------------------------------------------------------

6. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, AXA Equitable charges the Account for the following charges:

                                            Mortality and                          Financial
                                            Expense Risks     Other Expenses       Accounting             Total
                                            -------------     --------------      -------------      -------------
Old Contracts                                        0.58%              0.16%                --               0.74%
-------------
EQUIPLAN Contracts                                   0.58%              0.16%                --               0.74%
------------------
EQUI-VEST Series 100/Momentum Contracts
---------------------------------------
EQ/Money Market
EQ/AllianceBernstein Common Stock                    0.56%              0.60%              0.24%              1.40%


                                     FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

6. Contractowner Charges (Continued)

                                                    Mortality and                        Financial
                                                    Expense Risks    Other Expenses      Accounting         Total
                                                   ---------------   --------------     ------------     ----------
All Other Funds ..................................            0.50%            0.60%            0.24%          1.34%
EQUI-VEST Series 200
--------------------
EQ/Money Market
EQ/AllianceBernstein Common Stock ................            1.15%            0.25%              --           1.40%
All Other Funds ..................................            1.09%            0.25%              --           1.34%
EQUI-VEST Series 300 and 400 Contracts
--------------------------------------
EQ/Money Market, EQ/AllianceBernstein Common
Stock, AXA Premier VIP Aggressive Equity and
AXA Moderate Allocation ..........................            1.10%            0.24%              --           1.34%
All Other Funds ..................................            1.10%            0.25%              --           1.35%
Momentum Plus Contracts                                       1.10%            0.25%              --           1.35%
-----------------------
EQUI-VEST Series 500 Contracts                                1.20%            0.25%              --           1.45%
------------------------------
EQUI-VEST at Retirement and At Retirement                       --               --               --             --
-----------------------------------------
1.30% All Funds ..................................            0.80%            0.50%              --           1.30%
1.25% All Funds ..................................            0.75%            0.50%              --           1.25%
EQUI-VEST Series 600 and 800 Contracts                        0.95%            0.25%              --           1.20%
--------------------------------------
EQUI-VEST Vantage Contracts
---------------------------
0.90 All Funds ...................................            0.90%              --               --           0.90%
0.70 All Funds ...................................            0.70%              --               --           0.70%
0.50 All Funds ...................................            0.50%              --               --           0.50%
EQUI-VEST Strategies Contracts
------------------------------
1.20% All Funds ..................................            1.20%              --               --           1.20%
0.90% All Funds ..................................            0.90%              --               --           0.90%
0.70% All Funds ..................................            0.70%              --               --           0.70%
0.50% All Funds ..................................            0.50%              --               --           0.50%
0.25% All Funds ..................................            0.25%              --               --           0.25%
EQUI-VEST Express Series 700 Contracts                        0.70%            0.25%              --           0.95%
--------------------------------------

   The charges may be retained in the Account by AXA Equitable and, to the extent retained, participate in the net investment results of the Trusts ratably with assets attributable to the Contracts. Under the terms of the Contracts, the aggregate of these asset charges and the charges of The Trusts for advisory fees and for direct operating expenses may not exceed a total effective annual rate of 1.75% for EQUI-VEST/Momentum Contracts for EQ/Money Market, EQ/AllianceBernstein Common Stock, AXA Premier VIP Aggressive Equity and AXA Moderate Allocation variable investment options and 1% of all portfolios of the Old Contracts and EQUIPLAN Contracts (the "Cap"). Fees for advisory services in excess of the Cap are refunded to the Funds from AXA Equitable's General Account. Direct operating expenses in excess of the Cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

   For EQUI-VEST(R) Series 200, EQUI-VEST Vantage, EQUI-VEST Strategies Contracts for participants of the Teachers Retirement System of the State of Texas the total Separate Account A annual expenses and total annual expenses of the Trust's fees, when added together, are not permitted to exceed 2.75% (except for AXA Premier VIP Aggressive Equity, AXA Moderate Allocation, EQ/AllianceBernstein Common Stock and EQ/Money Market Options in Equivest Series 200 which are not permitted to exceed 1.75%). Currently, this expense limitation has the effect of reducing the total expenses applicable to options funded by the EQ/GAMCO Mergers and Acquisitions, EQ/International Growth, Multimanager Small Cap Value, Multimanager Small Cap Growth, Multimanager Health Care, Multimanager International Equity, Multimanager Mid Cap Growth, Multimanager Mid Cap Value, Multimanager Technology and EQ/Van Kampen Emerging Markets Equity portfolios. Fees for advisory services in excess of the cap are refunded to the Funds from AXA Equitable's general account. Direct operating expenses in excess of the cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

   Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value.

   The table below lists all the fees charged by the Separate Account assessed as a redemption of units; the range presented represents the


                                     FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

6. Contractowner Charges (Concluded)

fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or Contractowner's account value.




                                                When charge
                 Charges                        is deducted                  Amount deducted              How deducted
---------------------------------------- ------------------------        ----------------------        ------------------
Charge for Trust expenses                Daily                            Vary by portfolio             Unit value

Annual Administrative charge             Annual                           $30 or during the first two
                                                                          contract years 2% of the      Unit liquidation from
                                                                          account value (plus any       account value
                                                                          prior withdrawal during the
                                                                          Contract Year) if less.
Annual Policy fee                        Annual                           Low - Depending on account
                                                                          value, lesser of $30          Unit liquidation from
                                                                          or .50% of account value      account value
                                                                          plus the amount of any
                                                                          active loan.

                                                                          High - Depending on account
                                                                          value, in Years 1 to 2        Unit liquidation from
                                                                          lesser of $30 or 2% of        account value,
                                                                          account value, thereafter
                                                                          $ 30.


Withdrawal Charge                        At time of transaction           Low - 6% of withdrawals or
                                                                          contributions made in
                                                                          the current and prior five
                                                                          participation years,         Unit liquidation from
                                                                          whichever is less.           account value

                                                                          High - 6% of the amount
                                                                          withdrawn, generally
                                                                          declining for the first
                                                                          through the 12th contract
                                                                          year.

                                                                          Exceptions and limitations
                                                                          may eliminate or reduce
                                                                          the withdrawal charge.

Plan Loan charges                        At time of transaction           $25 set-up fee and $6
                                                                          quarterly recordkeeping       Unit liquidation from
                                                                          fee                           account value

Annuity Payout option                    At time of transaction           $350 annuity administration
                                                                          fee                           Unit liquidation from
                                                                                                        account value

Charge for third-party transfer or       At time of transaction           $  25                         Unit liquidation from
exchange                                                                                                account value

Enhanced death benefit charge            Participation date               Low- 0.15% of account         Unit liquidation from
                                         anniversary                      value                         account value


                                                                          High - 0.60% of account
                                                                          value

Guaranteed Mininum Income Benefit                                         0.65%                         Unit liquidation from
                                                                                                        account value

Guaranteed Withdrawal Benefit                                             Low - 0.,60% for single
for Life                                                                        life option;            Unit liquidation from
                                                                                0.75% for joint life    account value
                                                                                option

                                                                          High - 0.75% for single
                                                                                 life;
                                                                                 0.90% for joint life



7. Accumulation Unit Values


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,

                                                     --------------------------------------------------------------------------
                                                         Units            Units         Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000s)     (000s)     Income Ratio**   Return***
                                                     ------------ -------------------- ------------ ---------------- ----------
AXA Aggressive Allocation
-------------------------
         Unit Value 0.50% to 1.45%*

  2007   Lowest contract charge 0.50% Class B (b)   $ 162.11              --                --            --      5.64 %
         Highest contract charge 1.45% Class B (b)  $ 155.64              --                --            --      4.62%
         All contract charges                             --           1,034          $161,376          2.96%     --

                                     FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,

                                                     --------------------------------------------------------------------------
                                                         Units            Units         Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000s)     (000s)     Income Ratio**   Return***
                                                     ------------ -------------------- ------------ ---------------- ----------
AXA Aggressive Allocation (Continued)
-------------------------------------
  2006   Lowest contract charge 0.50% Class B (b)      $ 153.46              --                 --           --      17.31%
         Highest contract charge 1.45% Class B (b)     $ 148.76              --                 --           --      16.19%
         All contract charges                                --             517         $   77,399         3.46%     --
  2005   Lowest contract charge 0.50% Class B (b)      $ 130.82              --                 --           --      7.52%
         Highest contract charge 1.45% Class B (b)     $ 128.03              --                 --           --      6.50%
         All contract charges                                --             178         $   22,965         4.92%     --
  2004   Lowest contract charge 0.50% Class B (b)      $ 121.67              --                 --           --      11.24%
         Highest contract charge 1.45% Class B (b)     $ 120.22              --                 --           --      10.17%
         All contract charges                                --              75         $    9,099         2.25%     --
  2003   Lowest contract charge 0.50% Class B (b)      $ 109.38              --                 --           --      9.38%
         Highest contract charge 1.45% Class B (b)     $ 109.12              --                 --           --      9.12%
         All contract charges                                --               9         $    1,003         0.70%     --

AXA Conservative Allocation
---------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (b)      $ 122.65              --                 --           --      5.27%
         Highest contract charge 1.45% Class B (b)     $ 117.75              --                 --           --      4.26%
         All contract charges                                --             378         $   44,771         5.06%     --
  2006   Lowest contract charge 0.50% Class B (b)      $ 116.51              --                 --           --      5.84%
         Highest contract charge 1.45% Class B (b)     $ 112.94              --                 --           --      4.83%
         All contract charges                                --             167         $   18,932         4.29%     --
  2005   Lowest contract charge 0.50% Class B (b)      $ 110.08              --                 --           --      1.93%
         Highest contract charge 1.45% Class B (b)     $ 107.73              --                 --           --      0.96%
         All contract charges                                --             112         $   12,046         3.73%     --
  2004   Lowest contract charge 0.50% Class B (b)      $ 108.00              --                 --           --      5.50%
         Highest contract charge 1.45% Class B (b)     $ 106.71              --                 --           --      4.49%
         All contract charges                                --              75         $    8,142         4.11%     --
  2003   Lowest contract charge 0.50% Class B (b)      $ 102.37              --                 --           --      2.37%
         Highest contract charge 1.45% Class B (b)     $ 102.13              --                 --           --      2.13%
         All contract charges                                --               8         $      940         5.61%     --

AXA Conservative-Plus Allocation
--------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (b)      $ 130.56              --                 --           --      4.96%
         Highest contract charge 1.45% Class B (b)     $ 125.34              --                 --           --      3.95%
         All contract charges                                --             634         $   80,092         4.08%     --
  2006   Lowest contract charge 0.50% Class B (b)      $ 124.39              --                 --           --      8.22%
         Highest contract charge 1.45% Class B (b)     $ 120.58              --                 --           --      7.18%
         All contract charges                                --             342         $   41,475         4.04%     --
  2005   Lowest contract charge 0.50% Class B (b)      $ 114.94              --                 --           --      2.73%
         Highest contract charge 1.45% Class B (b)     $ 112.49              --                 --           --      1.75%
         All contract charges                                --             180         $   20,363         4.60%     --
  2004   Lowest contract charge 0.50% Class B (b)      $ 111.89              --                 --           --      7.21%
         Highest contract charge 1.45% Class B (b)     $ 110.56              --                 --           --      6.19%
         All contract charges                                --              80         $    8,873         3.62%     --
  2003   Lowest contract charge 0.50% Class B (b)      $ 104.36              --                 --           --      4.36%
         Highest contract charge 1.45% Class B (b)     $ 104.11              --                 --           --      4.11%
         All contract charges                                --               9         $      866         6.35%     --

AXA Moderate Allocation
-----------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class A (j)      $ 109.30              --                 --           --      6.00%
         Highest contract charge 1.45% Class A         $ 144.38              --                 --           --      4.99%
         All contract charges                                --          19,631         $1,586,678         3.35%     --
  2006   Lowest contract charge 0.50% Class A (j)      $ 103.11              --                 --           --      3.11%
         Highest contract charge 1.45% Class A         $ 137.52              --                 --           --      9.00%
         All contract charges                                --          20,240         $1,557,101         2.84%     --

                                     FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                         Units            Units         Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000s)     (000s)     Income Ratio**   Return***
                                                     ------------ -------------------- ------------ ---------------- ----------
AXA Moderate Allocation (Continued)
-----------------------------------
  2005   Lowest contract charge 0.90% Class A (c)      $ 183.99              --                 --           --      4.11%
         Highest contract charge 1.45% Class A         $ 126.17              --                 --           --      3.53%
         All contract charges                                --          21,774         $1,543,159         2.54%     --
  2004   Lowest contract charge 0.90% Class A (c)      $ 176.72              --                 --           --      8.02%
         Highest contract charge 1.45% Class A         $ 121.87              --                 --           --      7.42%
         All contract charges                                --          23,508         $1,615,459         2.75%     --
  2003   Lowest contract charge 0.90% Class A (c)      $ 163.61              --                 --           --      18.35%
         Highest contract charge 1.45% Class A         $ 113.45              --                 --           --      17.69%
         All contract charges                                --          25,117         $1,607,776         2.41%     --

AXA Moderate Allocation
-----------------------
         Unit Value 0.50% to 1.30%*
  2007   Lowest contract charge 0.50% Class B          $ 127.43              --                 --           --      5.73%
         Highest contract charge 1.30% Class B (j)     $ 107.96              --                 --           --      4.90%
         All contract charges                                --           1,218         $  170,510         3.35%     --
  2006   Lowest contract charge 0.50% Class B          $ 120.52              --                 --           --      9.77%
         Highest contract charge 1.30% Class B (j)     $ 102.92              --                 --           --      2.92%
         All contract charges                                --           1,009         $  136,001         2.84%     --
  2005   Lowest contract charge 0.50% Class B          $ 109.79              --                 --           --      4.27%
         Highest contract charge 1.20% Class B         $ 126.19              --                 --           --      3.54%
         All contract charges                                --             916         $  113,231         2.54%     --
  2004   Lowest contract charge 0.50% Class B          $ 105.29              --                 --           --      8.18%
         Highest contract charge 1.20% Class B         $ 121.88              --                 --           --      7.42%
         All contract charges                                --             833         $   99,021         2.75%     --
  2003   Lowest contract charge 0.50% Class B          $  97.33              --                 --           --      18.55%
         Highest contract charge 1.20% Class B         $ 113.46              --                 --           --      17.71%
         All contract charges                                --             750         $   82,998         2.41%     --

AXA Moderate-Plus Allocation
----------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (b)      $ 153.90              --                 --           --      5.85%
         Highest contract charge 1.45% Class B (b)     $ 147.76              --                 --           --      4.84%
         All contract charges                                --           3,480         $  513,806         3.38%     --
  2006   Lowest contract charge 0.50% Class B (b)      $ 145.39              --                 --           --      13.93%
         Highest contract charge 1.45% Class B (b)     $ 140.94              --                 --           --      12.85%
         All contract charges                                --           1,886         $  267,414         3.54%     --
  2005   Lowest contract charge 0.50% Class B (b)      $ 127.61              --                 --           --      6.14%
         Highest contract charge 1.45% Class B (b)     $ 124.89              --                 --           --      5.13%
         All contract charges                                --             728         $   91,285         5.08%     --
  2004   Lowest contract charge 0.50% Class B (b)      $ 120.23              --                 --           --      11.13%
         Highest contract charge 1.45% Class B (b)     $ 118.80              --                 --           --      10.07%
         All contract charges                                --             277         $   32,979         3.47%     --
  2003   Lowest contract charge 0.50% Class B (b)      $ 108.19              --                 --           --      8.19%
         Highest contract charge 1.45% Class B (b)     $ 107.93              --                 --           --      7.93%
         All contract charges                                --              23         $    2,390         2.59%     --

EQ/AllianceBernstein Common Stock
---------------------------------
         Unit Value 0.50% to 1.49%*
  2007   Lowest contract charge 0.50% Class A (j)      $ 107.52              --                 --           --      3.22%
         Highest contract charge 1.49% Class A         $ 384.25              --                 --           --      2.53%
         All contract charges                                --           9,616         $3,481,372         1.18%     --
  2006   Lowest contract charge 0.50% Class A (j)      $ 104.17              --                 --           --      4.17%
         Highest contract charge 1.49% Class A         $ 374.77              --                 --           --      9.64%
         All contract charges                                --          11,209         $3,969,805         1.39%     --
  2005   Lowest contract charge 0.74% Class A          $ 453.40              --                 --           --      4.05%
         Highest contract charge 1.49% Class A         $ 341.80              --                 --           --      3.26%
         All contract charges                                --          12,984         $4,188,857         1.03%     --

                                     FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,

                                                     --------------------------------------------------------------------------
                                                         Units            Units         Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000s)     (000s)     Income Ratio**   Return***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/AllianceBernstein Common Stock (Continued)
---------------------------------------------
  2004   Lowest contract charge 0.74% Class A          $ 435.75              --                 --           --      12.98%
         Highest contract charge 1.49% Class A         $ 331.00              --                 --           --      14.12%
         All contract charges                                --          14,653         $4,588,775         1.19%     --
  2003   Lowest contract charge 0.74% Class A          $ 382.75              --                 --           --      49.21%
         Highest contract charge 1.49% Class A         $ 292.96              --                 --           --      48.08%
         All contract charges                                --          16,027         $4,423,904         1.77%     --

EQ/AllianceBernstein Common Stock
---------------------------------
         Unit Value 0.50% to 1.30%*
  2007   Lowest contract charge 0.50% Class B          $ 105.11              --                 --           --      2.96%
         Highest contract charge 1.30% Class B (j)     $ 106.21              --                 --           --      2.14%
         All contract charges                                --           1,495         $  174,274         1.18%     --
  2006   Lowest contract charge 0.50% Class B          $ 102.09              --                 --           --      10.14%
         Highest contract charge 1.30% Class B (j)     $ 103.98              --                 --           --      3.98%
         All contract charges                                --           1,669         $  190,449         1.39%     --
  2005   Lowest contract charge 0.50% Class B          $  92.69              --                 --           --      3.79%
         Highest contract charge 1.20% Class B         $ 107.24              --                 --           --      3.05%
         All contract charges                                --           1,776         $  185,056         1.03%     --
  2004   Lowest contract charge 0.50% Class B          $  89.31              --                 --           --      13.55%
         Highest contract charge 1.20% Class B         $ 104.06              --                 --           --      12.75%
         All contract charges                                --           1,725         $  174,349         1.19%     --
  2003   Lowest contract charge 0.50% Class B          $  78.66              --                 --           --      48.80%
         Highest contract charge 1.20% Class B         $  92.29              --                 --           --      47.76%
         All contract charges                                --           1,502         $  134,406         1.77%     --

EQ/AllianceBernstein Intermediate Government Securities
-------------------------------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class A (j)      $ 107.06              --                 --           --      6.59%
         Highest contract charge 1.45% Class A         $ 137.16              --                 --           --      5.57%
         All contract charges                                --             554         $   90,855         4.50%     --
  2006   Lowest contract charge 0.50% Class A (j)      $ 100.44              --                 --           --      0.44%
         Highest contract charge 1.45% Class A         $ 129.92              --                 --           --      1.89%
         All contract charges                                --             586         $   91,303         4.00%     --
  2005   Lowest contract charge 0.74% Class A          $  78.01              --                 --           --      1.04%
         Highest contract charge 1.45% Class A         $ 127.51              --                 --           --      0.02%
         All contract charges                                --             670         $  102,507         3.48%     --
  2004   Lowest contract charge 0.74% Class A          $  77.21              --                 --           --      1.74%
         Highest contract charge 1.45% Class A         $ 127.48              --                 --           --      0.71%
         All contract charges                                --             768         $  117,435         3.04%     --
  2003   Lowest contract charge 0.74% Class A          $  75.89              --                 --           --      1.95%
         Highest contract charge 1.45% Class A         $ 126.58              --                 --           --      0.91%
         All contract charges                                --             892         $  135,637         3.66%     --

EQ/AllianceBernstein Intermediate Government Securities
-------------------------------------------------------
         Unit Value 0.50% to 1.30%*
  2007   Lowest contract charge 0.50% Class B          $ 136.21              --                 --           --      6.32%
         Highest contract charge 1.30% Class B (j)     $ 105.74              --                 --           --      5.48%
         All contract charges                                --             225         $   30,902         4.50%     --
  2006   Lowest contract charge 0.50% Class B          $ 128.11              --                 --           --      2.61%
         Highest contract charge 1.30% Class B (j)     $ 100.25              --                 --           --      0.25%
         All contract charges                                --             254         $   32,922         4.00%     --
  2005   Lowest contract charge 0.50% Class B          $ 124.85              --                 --           --      0.74%
         Highest contract charge 1.20% Class B         $ 127.54              --                 --           --      0.03%
         All contract charges                                --             276         $   35,253         3.48%     --
  2004   Lowest contract charge 0.50% Class B          $ 123.94              --                 --           --      1.43%
         Highest contract charge 1.20% Class B         $ 127.50              --                 --           --      0.72%
         All contract charges                                --             293         $   37,422         3.04%     --

                                     FSA-79

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                      Years Ended December 31,
                                                     --------------------------
                                                       Units
                                                     Fair Value
                                                     ------------
EQ/AllianceBernstein Intermediate Government
--------------------------------------------
Securities (Continued)
----------------------
  2003   Lowest contract charge 0.50% Class B          $ 122.19
         Highest contract charge 1.20% Class B         $ 126.60
         All contract charges                                --

EQ/AllianceBernstein International (a)
--------------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class A (j)      $ 118.10
         Highest contract charge 1.45% Class A         $ 154.56
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (j)      $ 105.97
         Highest contract charge 1.45% Class A         $ 140.03
         All contract charges                                --
  2005   Lowest contract charge 0.90% Class A (c)      $ 147.18
         Highest contract charge 1.45% Class A         $ 114.75
         All contract charges                                --
  2004   Lowest contract charge 0.90% Class A (c)      $ 128.49
         Highest contract charge 1.45% Class A         $ 100.74
         All contract charges                                --
  2003   Lowest contract charge 0.90% Class A (c)      $ 109.44
         Highest contract charge 1.45% Class A         $  86.29
         All contract charges                                --

EQ/AllianceBernstein International (a)
--------------------------------------
         Unit Value 0.50% to 1.30%*
  2007   Lowest contract charge 0.50% Class B          $ 156.05
         Highest contract charge 1.30% Class B (j)     $ 116.66
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 140.38
         Highest contract charge 1.30% Class B (j)     $ 105.78
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 114.22
         Highest contract charge 1.20% Class B         $ 114.63
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B          $  99.56
         Highest contract charge 1.20% Class B         $ 100.63
         All contract charges                                --
  2003   Lowest contract charge 0.50% Class B          $  84.67
         Highest contract charge 1.20% Class B         $  86.19
         All contract charges                                --

EQ/AllianceBernstein Large Cap Growth
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B          $  75.03
         Highest contract charge 1.45% Class B         $  76.91
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $  66.16
         Highest contract charge 1.45% Class B         $  68.47
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $  66.85
         Highest contract charge 1.45% Class B         $  69.86
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B          $  58.46
         Highest contract charge 1.45% Class B         $  61.67
         All contract charges                                --
  2003   Lowest contract charge 0.50% Class B          $  54.21
         Highest contract charge 1.45% Class B         $  57.74
         All contract charges                                --




                             Years Ended December 31,
         ----------------------------------------------------------------
                 Units         Net Assets     Investment        Total
          Outstanding (000s)     (000s)     Income Ratio**    Return***
         -------------------- ------------ ---------------- -------------
EQ/AllianceBernstein Intermediate Government Securities (Continued)
-------------------------------------------------------------------
  2003              --                --            --      1.63%
                    --                --            --      0.91%
                   331          $ 41,782          3.66%         --

EQ/AllianceBernstein International (a)
--------------------------------------
  2007              --                --            --      11.45%
                    --                --            --      10.38%
                 4,247          $838,849          1.50%          --
  2006              --                --            --      5.97%
                    --                --            --      22.03%
                 4,389          $784,767          1.65%          --
  2005              --                --            --      14.55%
                    --                --            --      13.91%
                 4,512          $660,373          1.71%          --
  2004              --                --            --      17.40%
                    --                --            --      16.75%
                 4,746          $609,069          2.09%          --
  2003              --                --            --      34.22%
                    --                --            --      33.47%
                 5,029          $552,311          1.99%          --

EQ/AllianceBernstein International (a)
--------------------------------------
  2007              --                --            --      11.16%
                    --                --            --      10.29%
                   787          $121,942          1.50%          --
  2006              --                --            --      22.90%
                    --                --            --      5.78%
                   728          $102,893          1.65%          --
  2005              --                --            --      14.72%
                    --                --            --      13.91%
                   651          $ 75,257          1.71%          --
  2004              --                --            --      17.58%
                    --                --            --      16.76%
                   565          $ 57,320          2.09%          --
  2003              --                --            --      34.51%
                    --                --            --      33.56%
                   523          $ 45,436          1.99%          --

EQ/AllianceBernstein Large Cap Growth
-------------------------------------
  2007              --                --            --      13.41%
                    --                --            --      12.33%
                 1,870          $145,854            --           --
  2006              --                --            --      (1.04)%
                    --                --            --      (1.98)%
                 2,111          $146,204            --           --
  2005              --                --            --      14.35%
                    --                --            --      13.27%
                 2,304          $162,638            --           --
  2004              --                --            --       7.84%
                    --                --            --       6.81%
                 2,548          $158,455            --           --
  2003              --                --            --      22.58%
                    --                --            --      21.41%
                 2,878          $167,285            --           --

                                     FSA-80

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                              Years Ended December 31,
                                              ------------------------
                                                        Units
                                                      Fair Value
                                                     ------------
EQ/AllianceBernstein Quality Bond
---------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class A (j)      $ 105.12
         Highest contract charge 1.45% Class A         $ 139.74
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (j)      $ 100.81
         Highest contract charge 1.45% Class A         $ 135.31
         All contract charges                                --
  2005   Lowest contract charge 0.90% Class A (c)      $ 164.70
         Highest contract charge 1.45% Class A         $ 131.90
         All contract charges                                --
  2004   Lowest contract charge 0.90% Class A (c)      $ 162.53
         Highest contract charge 1.45% Class A         $ 130.89
         All contract charges                                --
  2003   Lowest contract charge 0.90% Class A (c)      $ 157.69
         Highest contract charge 1.45% Class A         $ 127.69
         All contract charges                                --

EQ/AllianceBernstein Quality Bond
---------------------------------
         Unit Value 0.50% to 1.30%*
  2007   Lowest contract charge 0.50% Class B          $ 139.64
         Highest contract charge 1.45% Class B (j)     $ 103.82
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 134.25
         Highest contract charge 1.30% Class B (j)     $ 100.62
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 129.96
         Highest contract charge 1.20% Class B         $ 131.99
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B          $ 128.05
         Highest contract charge 1.20% Class B         $ 130.97
         All contract charges                                --
  2003   Lowest contract charge 0.50% Class B          $ 124.04
         Highest contract charge 1.20% Class B         $ 127.77
         All contract charges                                --

EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class A (j)      $ 120.87
         Highest contract charge 1.45% Class A         $ 155.92
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (j)      $ 103.84
         Highest contract charge 1.45% Class A         $ 135.25
         All contract charges                                --
  2005   Lowest contract charge 0.90% Class A (c)      $ 179.44
         Highest contract charge 1.45% Class A         $ 125.60
         All contract charges                                --
  2004   Lowest contract charge 0.90% Class A (c)      $ 161.98
         Highest contract charge 1.45% Class A         $ 114.00
         All contract charges                                --
  2003   Lowest contract charge 0.90% Class A (c)      $ 143.04
         Highest contract charge 1.45% Class A         $ 101.24
         All contract charges                                --




                             Years Ended December 31,
         ----------------------------------------------------------------
                 Units         Net Assets     Investment        Total
          Outstanding (000s)     (000s)     Income Ratio**    Return***
         -------------------- ------------ ---------------- -------------
EQ/AllianceBernstein Quality Bond
---------------------------------
  2007              --                --            --      4.28%
                    --                --            --      3.27%
                   691          $122,544          5.12%        --
  2006              --                --            --    (0.81)%
                    --                --            --      2.58%
                   694          $119,214          4.01%        --
  2005              --                --            --      1.34%
                    --                --            --      0.78%
                   753          $125,885          3.89%        --
  2004              --                --            --      3.07%
                    --                --            --      2.50%
                   795          $131,674          3.87%        --
  2003              --                --            --      2.87%
                    --                --            --      2.29%
                   889          $143,533          2.68%        --

EQ/AllianceBernstein Quality Bond
---------------------------------
  2007              --                --            --      4.01%
                    --                --            --      3.18%
                   241          $ 33,892          5.12%        --
  2006              --                --            --      3.30%
                    --                --            --      0.62%
                   246          $ 33,382          4.01%        --
  2005              --                --            --      1.49%
                    --                --            --      0.78%
                   256          $ 33,894          3.89%        --
  2004              --                --            --      3.23%
                    --                --            --      2.50%
                   261          $ 34,083          3.87%        --
  2003              --                --            --      3.02%
                    --                --            --      2.30%
                   274          $ 34,954          2.68%        --

EQ/AllianceBernstein Small Cap Growth
-------------------------------------
  2007              --                --            --     16.40%
                    --                --            --     15.28%
                 1,537          $330,250            --         --
  2006              --                --            --      3.84%
                    --                --            --      7.68%
                 1,694          $315,326            --         --
  2005              --                --            --     10.78%
                    --                --            --     10.17%
                 1,836          $316,938            --         --
  2004              --                --            --     13.24%
                    --                --            --     12.61%
                 1,990          $311,435            --         --
  2003              --                --            --     40.02%
                    --                --            --     39.23%
                 2,070          $287,364            --         --

                                     FSA-81

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                            Years Ended December 31,
                                            -------------------------
                                                        Units
                                                      Fair Value
                                                     ------------
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 0.50% to 1.30%*
  2007   Lowest contract charge 0.50% Class B          $ 116.77
         Highest contract charge 1.30% Class B (j)     $ 119.40
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 100.58
         Highest contract charge 1.30% Class B (j)     $ 103.66
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $  92.73
         Highest contract charge 1.20% Class B         $ 125.63
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B          $  83.58
         Highest contract charge 1.20% Class B         $ 114.03
         All contract charges                                --
  2003   Lowest contract charge 0.50% Class B          $  73.69
         Highest contract charge 1.20% Class B         $ 101.26
         All contract charges                                --

EQ/AllianceBernstein Value (q)
------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class A (r)      $ 155.34
         Highest contract charge 1.45% Class A (r)     $ 142.29
         All contract charges                                --

EQ/AllianceBernstein Value (q)
------------------------------
         Unit Value 0.50% to 1.30%*
  2007   Lowest contract charge 0.50% Class B          $ 155.18
         Highest contract charge 1.30% Class B         $  98.09
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 163.40
         Highest contract charge 1.45% Class B         $ 151.12
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 135.28
         Highest contract charge 1.45% Class B         $ 126.32
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B          $ 128.95
         Highest contract charge 1.45% Class B         $ 121.57
         All contract charges                                --
  2003   Lowest contract charge 0.50% Class B          $ 114.24
         Highest contract charge 1.45% Class B         $ 108.74
         All contract charges                                --

EQ/Ariel Appreciation II
------------------------
         Unit Value 0.50% to 1.45%
  2007   Lowest contract charge 0.50% Class B (g)      $ 112.93
         Highest contract charge 1.45% Class B (g)     $ 110.53
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (g)      $ 114.85
         Highest contract charge 1.45% Class B (g)     $ 113.50
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (g)      $ 103.83
         Highest contract charge 1.45% Class B (g)     $ 103.60
         All contract charges                                --

EQ/AXA Rosenberg Value Long/Short Equity
----------------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (b)      $ 114.05
         Highest contract charge 1.45% Class B (b)     $ 109.49
         All contract charges                                --




                             Years Ended December 31,
         ----------------------------------------------------------------
                 Units         Net Assets     Investment        Total
          Outstanding (000s)     (000s)     Income Ratio**    Return***
         -------------------- ------------ ---------------- -------------
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
  2007              --                 --           --      16.10%
                    --                 --           --      15.18%
                   353         $   59,087           --          --
  2006              --                 --           --       8.46%
                    --                 --           --       3.66%
                   392         $   57,261           --          --
  2005              --                 --           --      10.94%
                    --                 --           --      10.17%
                   411         $   55,659           --          --
  2004              --                 --           --      13.42%
                    --                 --           --      12.61%
                   408         $   50,408           --          --
  2003              --                 --           --      40.24%
                    --                 --           --      39.24%
                   398         $   43,568           --          --

EQ/AllianceBernstein Value (q)
------------------------------
  2007              --                 --           --     (5.17)%
                    --                 --           --     (5.52)%
                 9,387         $1,261,004         2.66%

EQ/AllianceBernstein Value (q)
------------------------------
  2007              --                 --           --     (5.03)%
                    --                 --           --     (5.79)%
                 1,726         $  239,219         2.66%         --
  2006              --                 --           --      20.78%
                    --                 --           --      19.63%
                 3,483         $  500,340         1.68%         --
  2005              --                 --           --       4.91%
                    --                 --           --       3.91%
                 3,103         $  371,731         1.19%         --
  2004              --                 --           --      13.44%
                    --                 --           --      11.80%
                 2,885         $  331,846         1.41%         --
  2003              --                 --           --      28.10%
                    --                 --           --      26.88%
                 2,551         $  261,872         1.40%         --

EQ/Ariel Appreciation II
------------------------
  2007              --                 --           --     (1.67)%
                    --                 --           --     (2.62)%
                    29         $    3,236         0.38%         --
  2006              --                 --           --      10.61%
                    --                 --           --       9.55%
                    28         $    3,222         1.21%         --
  2005              --                 --           --       3.83%
                    --                 --           --       3.60%
                     6         $      589         0.65%         --

EQ/AXA Rosenberg Value Long/Short Equity
----------------------------------------
  2007              --                 --           --       2.78%
                    --                 --           --       1.78%
                    81         $    8,989         1.96%         --

                                     FSA-82

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                              Years Ended December 31,
                                              ------------------------
                                                        Units
                                                     Fair Value

                                                     ------------
EQ/AXA Rosenberg Value Long/Short Equity (Continued)
----------------------------------------------------
  2006   Lowest contract charge 0.50% Class B (b)      $ 110.97
         Highest contract charge 1.45% Class B (b)     $ 107.57
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (b)      $ 109.94
         Highest contract charge 1.45% Class B (b)     $ 107.59
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B (b)      $ 102.77
         Highest contract charge 1.45% Class B (b)     $ 101.55
         All contract charges                                --
  2003   Lowest contract charge 0.50% Class B (b)      $  99.67
         Highest contract charge 1.45% Class B (b)     $  99.43
         All contract charges                                --

EQ/BlackRock Basic Value Equity
-------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B          $ 158.23
         Highest contract charge 1.45% Class B         $ 183.24
         All contract charges
  2006   Lowest contract charge 0.50% Class B          $ 157.18
         Highest contract charge 1.45% Class B         $ 183.78
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 130.65
         Highest contract charge 1.45% Class B         $ 154.23
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B          $ 127.54
         Highest contract charge 1.45% Class B         $ 152.01
         All contract charges                                --
  2003   Lowest contract charge 0.50% Class B          $ 115.93
         Highest contract charge 1.45% Class B         $ 139.50
         All contract charges                                --

EQ/BlackRock International Value
--------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B          $ 145.75
         Highest contract charge 1.45% Class B         $ 183.08
         All contract charges
  2006   Lowest contract charge 0.50% Class B          $ 132.94
         Highest contract charge 1.45% Class B         $ 168.61
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 106.30
         Highest contract charge 1.45% Class B         $ 136.12
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B          $  96.39
         Highest contract charge 1.45% Class B         $ 124.61
         All contract charges                                --
  2003   Lowest contract charge 0.50% Class B          $  79.64
         Highest contract charge 1.45% Class B         $ 103.95
         All contract charges                                --

EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (e)      $ 134.77
         Highest contract charge 1.45% Class B (e)     $ 130.66
         All contract charges

  2006   Lowest contract charge 0.50% Class B (e)      $ 130.62
         Highest contract charge 1.45% Class B (e)     $ 127.87
         All contract charges                                --



                             Years Ended December 31,
         ----------------------------------------------------------------
                 Units         Net Assets     Investment        Total
          Outstanding (000s)     (000s)     Income Ratio**    Return***
         -------------------- ------------ ---------------- -------------
EQ/AXA Rosenberg Value Long/Short Equity (Continued)
----------------------------------------------------
  2006              --                --            --      0.94%
                    --                --            --    (0.02)%
                    89          $  9,606          2.85%        --
  2005              --                --            --      6.97%
                    --                --            --      5.95%
                    77          $  8,297            --         --
  2004              --                --            --      3.11%
                    --                --            --      2.13%
                    16          $  1,704            --         --
  2003              --                --            --     0.33)%
                    --                --            --    (0.57)%
                     4          $    395            --         --

EQ/BlackRock Basic Value Equity
-------------------------------
  2007              --                --            --      0.67%
                    --                --            --    (0.29)%
                 1,706          $383,188          1.08%        --
  2006              --                --            --     20.31%
                    --                --            --     19.16%
                 1,738          $391,171          2.86%        --
  2005              --                --            --      2.44%
                    --                --            --      1.46%
                 1,826          $344,112          1.37%        --
  2004              --                --            --     10.02%
                    --                --            --      8.97%
                 1,866          $346,892          2.14%        --
  2003              --                --            --     30.53%
                    --                --            --     29.30%
                 1,731          $297,750          0.55%        --

EQ/BlackRock International Value
--------------------------------
  2007              --                --            --      9.64%
                    --                --            --      8.58%
                 2,074          $351,707          1.93%        --
  2006              --                --            --     25.06%
                    --                --            --     23.87%
                 1,956          $305,076          3.67%        --
  2005              --                --            --     10.28%
                    --                --            --      9.23%
                 1,646          $206,833          1.84%        --
  2004              --                --            --     21.04%
                    --                --            --     19.88%
                 1,299          $149,224          1.64%        --
  2003              --                --            --     27.40%
                    --                --            --     26.18%
                 1,180          $112,754          2.36%        --

EQ/Boston Advisors Equity Income
--------------------------------
  2007              --                --            --      3.18%
                    --                --            --      2.18%
                   445          $ 58,354          1.93%        --
  2006              --                --            --     15.39%
                    --                --            --     14.29%
                   394          $ 50,720          2.44%        --

                                     FSA-83

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                         Units            Units         Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000s)     (000s)     Income Ratio**   Return***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/Boston Advisors Equity Income (Continued)
--------------------------------------------
  2005   Lowest contract charge 0.50% Class B (e)      $ 113.20              --                --            --      5.63%
         Highest contract charge 1.45% Class B (e)     $ 111.88              --                --            --      4.62%
         All contract charges                                --             307          $ 34,416          2.12%     --
  2004   Lowest contract charge 0.50% Class B (e)      $ 107.17              --                --            --      9.05%
         Highest contract charge 1.45% Class B (e)     $ 106.95              --                --            --      8.85%
         All contract charges                                --              41          $  4,334          4.19%     --

EQ/Calvert Socially Responsible
-------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B          $  94.90              --                --            --      11.57%
         Highest contract charge 1.45% Class B         $ 128.45              --                --            --      10.49%
         All contract charges                                --             218          $ 21,860          0.24%     --
  2006   Lowest contract charge 0.50% Class B          $  85.06              --                --            --      4.70%
         Highest contract charge 1.45% Class B         $ 116.25              --                --            --      3.71%
         All contract charges                                --             185          $ 16,787            --      --
  2005   Lowest contract charge 0.50% Class B          $  81.24              --                --            --      8.20%
         Highest contract charge 1.45% Class B         $ 112.09              --                --            --      7.17%
         All contract charges                                --             156          $ 13,658            --      --
  2004   Lowest contract charge 0.50% Class B          $  75.08              --                --            --      3.07%
         Highest contract charge 1.45% Class B         $ 104.60              --                --            --      2.09%
         All contract charges                                --             128          $ 10,635            --      --
  2003   Lowest contract charge 0.50% Class B          $  72.85              --                --            --      27.31%
         Highest contract charge 1.45% Class B         $ 102.46              --                --            --      26.09%
         All contract charges                                --              96          $  7,714            --      --

EQ/Capital Guardian Growth
--------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B          $  72.73              --                --            --      4.95%
         Highest contract charge 1.45% Class B         $ 104.44              --                --            --      3.94%
         All contract charges                                --             228          $ 18,074            --      --
  2006   Lowest contract charge 0.50% Class B          $  69.30              --                --            --      6.87%
         Highest contract charge 1.45% Class B         $ 100.48              --                --            --      5.85%
         All contract charges                                --             148          $ 11,178          0.20%     --
  2005   Lowest contract charge 0.50% Class B          $  64.85              --                --            --      4.58%
         Highest contract charge 1.45% Class B         $  94.93              --                --            --      3.59%
         All contract charges                                --              97          $  6,904          0.21%     --
  2004   Lowest contract charge 0.50% Class B          $  62.01              --                --            --      5.01%
         Highest contract charge 1.45% Class B         $  91.64              --                --            --      4.00%
         All contract charges                                --              69          $  4,814          0.57%     --
  2003   Lowest contract charge 0.50% Class B          $  59.05              --                --            --      23.33%
         Highest contract charge 1.45% Class B         $  88.12              --                --            --      22.16%
         All contract charges                                --              62          $  4,010          0.16%     --

EQ/Capital Guardian Research (m)
--------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B          $ 126.86              --                --            --      1.15%
         Highest contract charge 1.45% Class B         $ 130.80              --                --            --      0.18%
         All contract charges                                --           1,936          $256,826          1.21%     --
  2006   Lowest contract charge 0.50% Class B          $ 125.42              --                --            --      11.50%
         Highest contract charge 1.45% Class B         $ 130.57              --                --            --      10.43%
         All contract charges                                --           1,154          $152,378          0.55%     --
  2005   Lowest contract charge 0.50% Class B          $ 112.49              --                --            --      5.52%
         Highest contract charge 1.45% Class B         $ 118.23              --                --            --      4.52%
         All contract charges                                --           1,259          $150,283          0.54%     --
  2004   Lowest contract charge 0.50% Class B          $ 106.60              --                --            --      10.35%
         Highest contract charge 1.45% Class B         $ 113.12              --                --            --      9.30%
         All contract charges                                --           1,374          $156,747          0.62%     --

                                     FSA-84

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                               Years Ended December 31,
                                               ------------------------
                                                       Units
                                                     Fair Value
                                                     ------------
EQ/Capital Guardian Research (m) (Continued)
--------------------------------------------
  2003   Lowest contract charge 0.50% Class B         $  96.60
         Highest contract charge 1.45% Class B        $ 103.50
         All contract charges                               --

EQ/Caywood-Scholl High Yield Bond
---------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (f)     $ 114.90
         Highest contract charge 1.45% Class B (f)    $ 112.00
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (f)     $ 112.32
         Highest contract charge 1.45% Class B (f)    $ 110.55
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B (f)     $ 104.56
         Highest contract charge 1.45% Class B (f)    $ 103.90
         All contract charges                               --

EQ/Davis New York Venture
-------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (l)     $  97.46
         Highest contract charge 1.45% Class B (l)    $  96.87
         All contract charges                               --
  2006   Lowest contract charge 1.34% Class B (h)     $ 108.48
         Highest contract charge 1.35% Class B (h)    $ 108.47
         All contract charges                               --

EQ/Equity 500 Index
-------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class A (j)     $ 108.06
         Highest contract charge 1.45% Class A        $ 121.98
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class A (j)     $ 103.22
         Highest contract charge 1.45% Class A        $ 117.65
         All contract charges                               --
  2005   Lowest contract charge 0.90% Class A (c)     $ 197.59
         Highest contract charge 1.45% Class A        $ 103.47
         All contract charges                               --
  2004   Lowest contract charge 0.90% Class A (c)     $ 190.50
         Highest contract charge 1.45% Class A        $ 100.31
         All contract charges                               --
  2003   Lowest contract charge 0.90% Class A (c)     $ 173.95
         Highest contract charge 1.45% Class A        $  92.10
         All contract charges                               --

EQ/Equity 500 Index
-------------------
         Unit Value 0.50% to 1.30%*
  2007   Lowest contract charge 0.50% Class B         $ 107.91
         Highest contract charge 1.30% Class B (j)    $ 106.74
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 103.33
         Highest contract charge 1.30% Class B (j)    $ 103.03
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $  90.23
         Highest contract charge 1.20% Class B        $ 103.49
         All contract charges                               --
  2004   Lowest contract charge 0.50% Class B         $  86.86
         Highest contract charge 1.20% Class B        $ 100.33
         All contract charges                               --



                             Years Ended December 31,
         ----------------------------------------------------------------
                 Units         Net Assets     Investment        Total
          Outstanding (000s)     (000s)     Income Ratio**    Return***
         -------------------- ------------ ---------------- -------------
EQ/Capital Guardian Research (m) (Continued)
--------------------------------------------
  2003              --                --            --      30.84%
                    --                --            --      29.58%
                 1,433          $149,248          0.43%         --

EQ/Caywood-Scholl High Yield Bond
---------------------------------
  2007              --                --            --      2.30%
                    --                --            --      1.31%
                   244          $ 27,417          7.89%        --
  2006              --                --            --      7.42%
                    --                --            --      6.40%
                   145          $ 16,051          8.15%        --
  2005              --                --            --      4.56%
                    --                --            --      3.90%
                    51          $  5,355         16.21%        --

EQ/Davis New York Venture
-------------------------
  2007              --                --            --    (2.54)%
                    --                --            --    (3.13)%
                    64          $  6,154          1.15%        --
  2006              --                --            --      8.48%
                    --                --            --      8.47%
                     3          $    331          0.96%        --

EQ/Equity 500 Index
-------------------
  2007              --                --            --      4.69%
                    --                --            --      3.68%
                 2,858          $914,617          1.54%        --
  2006              --                --            --      3.22%
                    --                --            --     13.71%
                 3,024          $934,535          1.75%        --
  2005              --                --            --      3.72%
                    --                --            --      3.15%
                 3,339          $909,007          1.53%        --
  2004              --                --            --      9.51%
                    --                --            --      8.91%
                 3,638          $957,647          1.66%        --
  2003              --                --            --     26.99%
                    --                --            --     26.29%
                 3,812          $921,012          1.53%        --

EQ/Equity 500 Index
-------------------
  2007              --                --            --      4.43%
                    --                --            --      3.60%
                   902          $106,809          1.54%        --
  2006              --                --            --     14.52%
                    --                --            --      3.03%
                   894          $102,360          1.75%        --
  2005              --                --            --      3.88%
                    --                --            --      3.15%
                   907          $ 91,189          1.53%        --
  2004              --                --            --      9.68%
                    --                --            --      8.91%
                   860          $ 83,780          1.66%        --

                                     FSA-85

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                              Years Ended December 31,
                                              ------------------------
                                                       Units
                                                     Fair Value
                                                     ------------
EQ/Equity 500 Index (Continued)
-------------------------------
  2003   Lowest contract charge 0.50% Class B         $  79.19
         Highest contract charge 1.20% Class B        $  92.12
         All contract charges                               --

EQ/Evergreen International Bond
-------------------------------
         Unit Value 0.50% to 1.45%
  2007   Lowest contract charge 0.50% Class B (g)     $ 109.34
         Highest contract charge 1.45% Class B (g)    $ 107.01
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (g)     $ 100.53
         Highest contract charge 1.45% Class B (g)    $  99.34
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B (g)     $  97.69
         Highest contract charge 1.45% Class B (g)    $  97.47
         All contract charges                               --

EQ/Evergreen Omega
------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B         $ 100.16
         Highest contract charge 1.45% Class B        $  95.65
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $  90.42
         Highest contract charge 1.45% Class B        $  87.18
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $  85.83
         Highest contract charge 1.45% Class B        $  83.56
         All contract charges                               --
  2004   Lowest contract charge 0.50% Class B         $  82.98
         Highest contract charge 1.45% Class B        $  81.56
         All contract charges                               --
  2003   Lowest contract charge 0.50% Class B         $  77.91
         Highest contract charge 1.45% Class B        $  77.31
         All contract charges                               --

EQ/FI Mid Cap
-------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B         $ 149.37
         Highest contract charge 1.45% Class B        $ 136.02
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 138.97
         Highest contract charge 1.45% Class B        $ 127.77
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 125.23
         Highest contract charge 1.45% Class B        $ 116.25
         All contract charges                               --
  2004   Lowest contract charge 0.50% Class B         $ 118.33
         Highest contract charge 1.45% Class B        $ 110.90
         All contract charges                               --
  2003   Lowest contract charge 0.50% Class B         $ 102.49
         Highest contract charge 1.45% Class B        $  96.98
         All contract charges                               --

EQ/Franklin Income
------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (h)     $ 106.18
         Highest contract charge 1.45% Class B (h)    $ 104.85
         All contract charges                               --




                             Years Ended December 31,
         ----------------------------------------------------------------
                 Units         Net Assets     Investment        Total
          Outstanding (000s)     (000s)     Income Ratio**    Return***
         -------------------- ------------ ---------------- -------------
EQ/Equity 500 Index (Continued)
-------------------------------
  2003              --                --            --      27.18%
                    --                --            --      26.30%
                   740          $ 66,130          1.53%         --

EQ/Evergreen International Bond
-------------------------------
  2007              --                --            --      8.76%
                    --                --            --      7.72%
                   213          $ 22,866          3.57%        --
  2006              --                --            --      2.90%
                    --                --            --      1.92%
                    77          $  7,685          0.47%        --
  2005              --                --            --    (2.31)%
                    --                --            --    (2.53)%
                     5          $    503            --         --

EQ/Evergreen Omega
------------------
  2007              --                --            --     10.77%
                    --                --            --      9.72%
                   295          $ 28,671            --         --
  2006              --                --            --      5.34%
                    --                --            --      4.34%
                   257          $ 22,739          2.11%        --
  2005              --                --            --      3.44%
                    --                --            --      2.46%
                   288          $ 24,388          0.04%        --
  2004              --                --            --      6.51%
                    --                --            --      5.49%
                   298          $ 24,676          0.35%        --
  2003              --                --            --     37.51%
                    --                --            --     36.21%
                   168          $ 12,964            --         --

EQ/FI Mid Cap
-------------
  2007              --                --            --      7.48%
                    --                --            --      6.46%
                 2,644          $364,141            --         --
  2006              --                --            --     10.97%
                    --                --            --      9.91%
                 2,461          $318,026          3.32%        --
  2005              --                --            --      5.83%
                    --                --            --      4.83%
                 2,266          $265,901          7.70%        --
  2004              --                --            --     15.45%
                    --                --            --     14.35%
                 1,999          $223,196          2.47%        --
  2003              --                --            --     42.89%
                    --                --            --     41.52%
                 1,577          $153,931            --         --

EQ/Franklin Income
------------------
  2007              --                --            --      1.55%
                    --                --            --      0.57%
                   825          $ 86,650          4.64%        --

                                     FSA-86

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                            Years Ended December 31,
                                            -------------------------
                                                        Units
                                                     Fair Value
                                                     ------------
EQ/Franklin Income (Continued)
------------------------------
  2006   Lowest contract charge 0.50% Class B (h)      $ 104.56
         Highest contract charge 1.45% Class B (h)     $ 104.26
         All contract charges                                --

EQ/Franklin Small Cap Value
---------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (h)      $  98.64
         Highest contract charge 1.45% Class B (h)     $  97.41
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (h)      $ 108.50
         Highest contract charge 1.45% Class B (h)     $ 108.18
         All contract charges                                --

EQ/Franklin Templeton Founding Strategy
---------------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (k)      $  95.67
         Highest contract charge 1.45% Class B (k)     $  95.10
         All contract charges                                --

EQ/GAMCO Mergers and Acquisitions
---------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B          $ 121.36
         Highest contract charge 1.45% Class B         $ 118.30
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 117.94
         Highest contract charge 1.45% Class B         $ 116.08
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 105.64
         Highest contract charge 1.45% Class B         $ 104.97
         All contract charges                                --

EQ/GAMCO Small Company Value
----------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (e)      $ 151.41
         Highest contract charge 1.45% Class B (e)     $ 146.80
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (e)      $ 139.23
         Highest contract charge 1.45% Class B (e)     $ 136.30
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (e)      $ 117.75
         Highest contract charge 1.45% Class B (e)     $ 116.38
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B (e)      $ 113.44
         Highest contract charge 1.45% Class B (e)     $ 113.20
         All contract charges                                --

EQ/International Growth
-----------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (f)      $ 167.16
         Highest contract charge 1.45% Class B (f)     $ 162.94
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (f)      $ 144.57
         Highest contract charge 1.45% Class B (f)     $ 142.29
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (f)      $ 115.64
         Highest contract charge 1.45% Class B (f)     $ 114.91
         All contract charges                                --




                             Years Ended December 31,
         ----------------------------------------------------------------
                 Units         Net Assets     Investment        Total
          Outstanding (000s)     (000s)     Income Ratio**    Return***
         -------------------- ------------ ---------------- -------------
EQ/Franklin Income (Continued)
------------------------------
  2006             --                 --            --      4.56%
                   --                 --            --      4.26%
                  122           $ 12,767          2.55%        --

EQ/Franklin Small Cap Value
---------------------------
  2007             --                 --            --    (9.09)%
                   --                 --            --    (9.96)%
                   66           $  6,402          0.57%        --
  2006             --                 --            --      8.50%
                   --                 --            --      8.18%
                   11           $  1,216          0.58%        --

EQ/Franklin Templeton Founding Strategy
---------------------------------------
  2007             --                 --            --    (4.33)%
                   --                 --            --    (4.90)%
                  292           $ 27,827          2.48%        --

EQ/GAMCO Mergers and Acquisitions
---------------------------------
  2007             --                 --            --      2.90%
                   --                 --            --      1.91%
                  108           $ 12,892          0.81%        --
  2006             --                 --            --     11.65%
                   --                 --            --     10.58%
                   65           $  7,591          6.42%        --
  2005             --                 --            --      5.64%
                   --                 --            --      4.97%
                   23           $  2,512          4.96%        --

EQ/GAMCO Small Company Value
----------------------------
  2007             --                 --            --      8.75%
                   --                 --            --      7.70%
                  866           $127,593          0.52%        --
  2006             --                 --            --     18.24%
                   --                 --            --     17.12%
                  484           $ 66,227          1.54%        --
  2005             --                 --            --      3.80%
                   --                 --            --      2.81%
                  341           $ 39,738          0.98%        --
  2004             --                 --            --     13.51%
                   --                 --            --     13.31%
                   47           $  5,219          0.43%        --

EQ/International Growth
-----------------------
  2007             --                 --            --     15.63%
                   --                 --            --     14.51%
                  227           $ 37,401          0.70%        --
  2006             --                 --            --     25.01%
                   --                 --            --     23.82%
                   88           $ 12,581          1.19%        --
  2005             --                 --            --     15.64%
                   --                 --            --     14.91%
                   19           $  2,170          1.92%        --

                                     FSA-87

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                           Years Ended December 31,
                                           ------------------------
                                                        Units
                                                      Fair Value
                                                     ------------
EQ/JPMorgan Core Bond
---------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B          $ 124.31
         Highest contract charge 1.45% Class B         $ 117.27
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 121.18
         Highest contract charge 1.45% Class B         $ 115.42
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 117.03
         Highest contract charge 1.45% Class B         $ 112.55
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B          $ 115.07
         Highest contract charge 1.45% Class B         $ 111.72
         All contract charges                                --
  2003   Lowest contract charge 0.50% Class B          $ 111.09
         Highest contract charge 1.45% Class B         $ 108.90
         All contract charges                                --

EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B          $ 132.31
         Highest contract charge 1.45% Class B         $ 121.64
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 134.61
         Highest contract charge 1.45% Class B         $ 124.95
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 112.39
         Highest contract charge 1.45% Class B         $ 105.33
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B          $ 108.69
         Highest contract charge 1.45% Class B         $ 102.84
         All contract charges                                --
  2003   Lowest contract charge 0.50% Class B          $  98.51
         Highest contract charge 1.45% Class B         $  94.11
         All contract charges                                --

EQ/Legg Mason Value Equity
--------------------------
         Unit Value 0.50% to 1.45%
  2007   Lowest contract charge 0.50% Class B (g)      $ 106.08
         Highest contract charge 1.45% Class B (g)     $ 103.83
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (g)      $ 113.34
         Highest contract charge 1.45% Class B (g)     $ 112.00
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (g)      $ 106.62
         Highest contract charge 1.45% Class B (g)     $ 106.38
         All contract charges                                --

EQ/Long Term Bond
-----------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (g)      $ 108.86
         Highest contract charge 1.45% Class B (g)     $ 106.12
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (g)      $ 101.88
         Highest contract charge 1.45% Class B (g)     $ 100.27
         All contract charges                                --




                             Years Ended December 31,
         ----------------------------------------------------------------
                 Units         Net Assets     Investment        Total
          Outstanding (000s)     (000s)     Income Ratio**    Return***
         -------------------- ------------ ---------------- -------------
EQ/JPMorgan Core Bond
---------------------
  2007              --                --            --      2.58%
                    --                --            --      1.60%
                 1,164          $138,131          4.62%        --
  2006              --                --            --      3.54%
                    --                --            --      2.56%
                 1,009          $117,710          4.54%        --
  2005              --                --            --      1.70%
                    --                --            --      0.74%
                   891          $101,135          3.93%        --
  2004              --                --            --      3.58%
                    --                --            --      2.59%
                   627          $ 70,510          4.57%        --
  2003              --                --            --      2.85%
                    --                --            --      1.87%
                   468          $ 51,312          3.72%        --

EQ/JPMorgan Value Opportunities
-------------------------------
  2007              --                --            --    (1.71)%
                    --                --            --    (2.65)%
                   431          $ 64,820          1.36%        --
  2006              --                --            --     19.78%
                    --                --            --     18.64%
                   445          $ 68,748          4.40%        --
  2005              --                --            --      3.40%
                    --                --            --      2.42%
                   466          $ 60,726          1.51%        --
  2004              --                --            --     10.33%
                    --                --            --      9.27%
                   497          $ 63,509          1.28%        --
  2003              --                --            --     26.18%
                    --                --            --     24.98%
                   530          $ 61,883          1.35%        --

EQ/Legg Mason Value Equity
--------------------------
  2007              --                --            --    (6.41)%
                    --                --            --    (7.29)%
                   201          $ 20,937            --         --
  2006              --                --            --      6.30%
                    --                --            --      5.29%
                   168          $ 18,866          0.05%        --
  2005              --                --            --      6.62%
                    --                --            --      6.38%
                    20          $  2,150          0.14%        --

EQ/Long Term Bond
-----------------
  2007              --                --            --      6.85%
                    --                --            --      5.83%
                   223          $ 23,944          4.43%        --
  2006              --                --            --      1.31%
                    --                --            --      0.35%
                   176          $ 17,749          4.74%        --

                                     FSA-88

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                             Years Ended December 31,
                                             ------------------------
                                                        Units
                                                     Fair Value
                                                     ------------
EQ/Long Term Bond (Continued)
-----------------------------
  2005   Lowest contract charge 0.50% Class B (g)      $ 100.56
         Highest contract charge 1.45% Class B (g)     $  99.92
         All contract charges                                --

EQ/Lord Abbett Growth and Income
--------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (g)      $ 127.98
         Highest contract charge 1.45% Class B (g)     $ 124.75
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (g)      $ 124.31
         Highest contract charge 1.45% Class B (g)     $ 122.34
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (g)      $ 106.59
         Highest contract charge 1.45% Class B (g)     $ 105.91
         All contract charges                                --

EQ/Lord Abbett Large Cap Core
-----------------------------
         Unit Value 0.50% to 1.45%*

  2007   Lowest contract charge 0.50% Class B (g)      $ 131.15
         Highest contract charge 1.45% Class B (g)     $ 127.84
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (g)      $ 119.10
         Highest contract charge 1.45% Class B (g)     $ 117.21
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (g)      $ 106.21
         Highest contract charge 1.45% Class B (g)     $ 105.54
         All contract charges                                --

EQ/Lord Abbett Mid Cap Value
----------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (g)      $ 125.51
         Highest contract charge 1.45% Class B (g)     $ 122.34
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (g)      $ 125.42
         Highest contract charge 1.45% Class B (g)     $ 123.44
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (g)      $ 112.11
         Highest contract charge 1.45% Class B (g)     $ 111.40
         All contract charges                                --

EQ/Marsico Focus
----------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B          $ 182.16
         Highest contract charge 1.45% Class B         $ 171.57
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 160.53
         Highest contract charge 1.45% Class B         $ 152.66
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 147.58
         Highest contract charge 1.45% Class B         $ 141.69
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B          $ 133.98
         Highest contract charge 1.45% Class B         $ 129.87
         All contract charges                                --
  2003   Lowest contract charge 0.50% Class B          $ 121.84
         Highest contract charge 1.45% Class B         $ 119.25
         All contract charges                                --




                             Years Ended December 31,
         ----------------------------------------------------------------
                 Units         Net Assets     Investment        Total
          Outstanding (000s)     (000s)     Income Ratio**    Return***
         -------------------- ------------ ---------------- -------------
EQ/Long Term Bond (Continued)
-----------------------------
  2005              --                --            --      0.56%
                    --                --            --    (0.08)%
                   105          $ 10,485          5.11%        --

EQ/Lord Abbett Growth and Income
--------------------------------
  2007              --                --            --      2.95%
                    --                --            --      1.97%
                   130          $ 16,386          1.18%        --
  2006              --                --            --     16.63%
                    --                --            --     15.51%
                    95          $ 11,695          1.50%        --
  2005              --                --            --      6.59%
                    --                --            --      5.91%
                    16          $  1,731          1.68%        --

EQ/Lord Abbett Large Cap Core
-----------------------------
  2007              --                --            --     10.12%
                    --                --            --      9.07%
                    54          $  7,108          0.82%        --
  2006              --                --            --     12.13%
                    --                --            --     11.06%
                    35          $  4,131          1.24%        --
  2005              --                --            --      6.21%
                    --                --            --      8.09%
                    18          $  1,877          0.93%        --

EQ/Lord Abbett Mid Cap Value
----------------------------
  2007              --                --            --      0.07%
                    --                --            --    (0.89)%
                   231          $ 28,442          0.59%        --
  2006              --                --            --     11.87%
                    --                --            --     10.80%
                   140          $ 17,357          1.16%        --
  2005              --                --            --     12.11%
                    --                --            --     11.40%
                    94          $ 10,450          1.72%        --

EQ/Marsico Focus
----------------
  2007              --                --            --     13.47%
                    --                --            --     12.39%
                 2,374          $411,149          0.18%        --
  2006              --                --            --      8.78%
                    --                --            --      7.74%
                 2,089          $321,846          0.74%        --
  2005              --                --            --     10.15%
                    --                --            --      9.10%
                 1,655          $236,310            --         --
  2004              --                --            --      9.96%
                    --                --            --      8.91%
                 1,280          $167,297            --         --
  2003              --                --            --     30.48%
                    --                --            --     29.24%
                 1,027          $122,876            --         --

                                     FSA-89

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                          Years Ended December 31,
                                          ------------------------
                                                        Units
                                                     Fair Value
                                                     ------------
EQ/Money Market
---------------
         Unit Value 0.50% to 1.49%*
  2007   Lowest contract charge 0.50% Class A (j)      $ 105.25
         Highest contract charge 1.49% Class A         $  36.61
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (j)      $ 100.76
         Highest contract charge 1.49% Class A         $  35.33
         All contract charges                                --
  2005   Lowest contract charge 0.74% Class A          $  43.38
         Highest contract charge 1.49% Class A         $  34.19
         All contract charges                                --
  2004   Lowest contract charge 0.74% Class A          $  42.43
         Highest contract charge 1.49% Class A         $  33.69
         All contract charges                                --
  2003   Lowest contract charge 0.74% Class A          $  42.25
         Highest contract charge 1.49% Class A         $  33.81
         All contract charges                                --

EQ/Money Market
---------------
         Unit Value 0.50% to 1.30%*
  2007   Lowest contract charge 0.50% Class B          $ 116.77
         Highest contract charge 1.30% Class B (j)     $ 103.97
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 112.08
         Highest contract charge 1.30% Class B (j)     $ 100.60
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 107.81
         Highest contract charge 1.20% Class B         $ 113.12
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B          $ 105.58
         Highest contract charge 1.20% Class B         $ 111.56
         All contract charges                                --
  2003   Lowest contract charge 0.50% Class B          $ 105.29
         Highest contract charge 1.20% Class B         $ 112.05
         All contract charges                                --

EQ/Montag & Caldwell Growth
---------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (e)      $ 141.99
         Highest contract charge 1.45% Class B (e)     $ 137.67
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (e)      $ 118.12
         Highest contract charge 1.45% Class B (e)     $ 115.63
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (e)      $ 109.97
         Highest contract charge 1.45% Class B (e)     $ 108.69
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B (e)      $ 104.85
         Highest contract charge 1.45% Class B (e)     $ 104.63
         All contract charges                                --

EQ/Mutual Shares
----------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (h)      $ 108.61
         Highest contract charge 1.45% Class B (h)     $ 107.25
         All contract charges                                --




                             Years Ended December 31,
         ----------------------------------------------------------------
                 Units         Net Assets     Investment        Total
          Outstanding (000s)     (000s)     Income Ratio**    Return***
         -------------------- ------------ ---------------- -------------
EQ/Money Market
---------------
  2007              --                --            --      4.46%
                    --                --            --      3.62%
                 3,066          $147,228          4.79%        --
  2006              --                --            --      0.76%
                    --                --            --      3.35%
                 2,357          $111,741          4.59%        --
  2005              --                --            --      2.25%
                    --                --            --      1.48%
                 1,710          $ 61,840          2.80%        --
  2004              --                --            --      0.41%
                    --                --            --    (0.36)%
                 1,808          $ 79,290          0.97%        --
  2003              --                --            --      0.20%
                    --                --            --    (0.56)%
                 2,080          $105,282          0.71%        --

EQ/Money Market
---------------
  2007              --                --            --      4.18%
                    --                --            --      3.35%
                   368          $ 44,041          4.79%        --
  2006              --                --            --      3.96%
                    --                --            --      0.60%
                   293          $ 33,856          4.59%        --
  2005              --                --            --      2.11%
                    --                --            --      1.40%
                   229          $ 47,898          2.80%        --
  2004              --                --            --      0.27%
                    --                --            --    (0.43)%
                   253          $ 36,399          0.97%        --
  2003              --                --            --      0.07%
                    --                --            --    (0.64)%
                   316          $ 34,814          0.71%        --

EQ/Montag & Caldwell Growth
---------------------------
  2007              --                --            --     20.21%
                    --                --            --     19.06%
                   106          $ 14,637          0.46%        --
  2006              --                --            --      7.41%
                    --                --            --      6.39%
                    32          $  3,686          0.21%        --
  2005              --                --            --      4.88%
                    --                --            --      3.88%
                    26          $  2,846          0.44%        --
  2004              --                --            --      7.93%
                    --                --            --      7.74%
                     2          $    224          0.27%        --

EQ/Mutual Shares
----------------
  2007              --                --            --      1.15%
                    --                --            --      0.17%
                   337          $ 36,145            --         --

                                     FSA-90

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                Years Ended December 31,
                                                ------------------------
                                                        Units
                                                     Fair Value
                                                     ------------
EQ/Mutual Shares (Continued)
----------------------------
  2006   Lowest contract charge 0.50% Class B (h)      $ 107.38
         Highest contract charge 1.45% Class B (h)     $ 107.07
         All contract charges                                --

EQ/Oppenheimer Global
---------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (h)      $ 116.99
         Highest contract charge 1.45% Class B (h)     $ 115.53
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (h)      $ 111.23
         Highest contract charge 1.45% Class B (h)     $ 110.91
         All contract charges                                --

EQ/Oppenheimer Main Street Opportunity
--------------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (l)      $  95.69
         Highest contract charge 1.45% Class B (l)     $  95.12
         All contract charges                                --

EQ/Oppenheimer Main Street Small Cap
------------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (h)      $ 108.77
         Highest contract charge 1.45% Class B (h)     $ 107.40
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (h)      $ 111.28
         Highest contract charge 1.45% Class B (h)     $ 110.95
         All contract charges                                --

EQ/PIMCO Real Return
--------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (f)      $ 110.69
         Highest contract charge 1.45% Class B (f)     $ 107.90
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (f)      $  99.80
         Highest contract charge 1.45% Class B (f)     $  98.22
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (f)      $  99.91
         Highest contract charge 1.45% Class B (f)     $  99.28
         All contract charges                                --

EQ/Short Duration Bond
----------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (f)      $ 108.78
         Highest contract charge 1.45% Class B (f)     $ 106.04
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (f)      $ 103.81
         Highest contract charge 1.45% Class B (f)     $ 102.17
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (f)      $ 100.36
         Highest contract charge 1.45% Class B (f)     $  99.72
         All contract charges                                --

EQ/Small Company Index
----------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B          $ 165.93
         Highest contract charge 1.45% Class B         $ 156.54
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 169.88
         Highest contract charge 1.45% Class B         $ 161.81
         All contract charges                                --




                             Years Ended December 31,
         ----------------------------------------------------------------
                 Units         Net Assets     Investment        Total
          Outstanding (000s)     (000s)     Income Ratio**    Return***
         -------------------- ------------ ---------------- -------------
EQ/Mutual Shares (Continued)
----------------------------
  2006              --                --            --      7.38%
                    --                --            --      7.07%
                    44          $  4,705          0.43%        --
EQ/Oppenheimer Global
---------------------
  2007              --                --            --      5.18%
                    --                --            --      4.17%
                   114          $ 13,151          0.37%        --
  2006              --                --            --     11.23%
                    --                --            --     10.91%
                    21          $  2,340          0.05%        --

EQ/Oppenheimer Main Street Opportunity
--------------------------------------
  2007              --                --            --    (4.31)%
                    --                --            --    (4.88)%
                    16          $  1,547          0.75%        --

EQ/Oppenheimer Main Street Small Cap
------------------------------------
  2007              --                --            --    (2.26)%
                    --                --            --    (3.20)%
                    74          $  7,887            --         --
  2006              --                --            --     11.28%
                    --                --            --     10.95%
                    13          $  1,493          1.28%        --

EQ/PIMCO Real Return
--------------------
  2007              --                --            --     10.91%
                    --                --            --      9.86%
                   448          $ 48,682          3.10%        --
  2006              --                --            --    (0.11)%
                    --                --            --    (1.06)%
                   303          $ 29,905          4.95%        --
  2005              --                --            --    (0.09)%
                    --                --            --    (0.72)%
                   149          $ 14,808          5.53%        --

EQ/Short Duration Bond
----------------------
  2007              --                --            --      4.79%
                    --                --            --      3.79%
                   111          $ 11,897          4.93%        --
  2006              --                --            --      3.44%
                    --                --            --      2.46%
                    72          $  7,341          4.64%     0.36%
  2005              --                --            --     (0.28)%
                    --                --            --         --
                    22          $  2,204          2.87%        --

EQ/Small Company Index
----------------------
  2007              --                --            --    (2.33)%
                    --                --            --    (3.26)%
                 1,028          $162,622          1.40%        --
  2006              --                --            --     17.12%
                    --                --            --     16.01%
                   903          $147,411          1.37%        --

                                     FSA-91

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                              Years Ended  December 31,
                                              --------------------------
                                                        Units
                                                     Fair Value
                                                     ------------
EQ/Small Company Index (Continued)
----------------------------------
  2005   Lowest contract charge 0.50% Class B          $ 145.04
         Highest contract charge 1.45% Class B         $ 139.49
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B          $ 139.82
         Highest contract charge 1.45% Class B         $ 135.75
         All contract charges                                --
  2003   Lowest contract charge 0.50% Class B          $ 119.41
         Highest contract charge 1.45% Class B         $ 117.06
         All contract charges                                --

EQ/T. Rowe Price Growth Stock (n)
---------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (e)      $ 117.48
         Highest contract charge 1.45% Class B (e)     $ 113.91
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (e)      $ 110.11
         Highest contract charge 1.45% Class B (e)     $ 107.80
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (e)      $ 115.29
         Highest contract charge 1.45% Class B (e)     $ 113.95
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B (e)      $ 111.43
         Highest contract charge 1.45% Class B (e)     $ 111.19
         All contract charges                                --

EQ/Templeton Growth
-------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (g)      $ 109.56
         Highest contract charge 1.45% Class B (g)     $ 108.19
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (g)      $ 107.86
         Highest contract charge 1.45% Class B (g)     $ 107.54
         All contract charges                                --

EQ/UBS Growth and Income
------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (e)      $ 135.71
         Highest contract charge 1.45% Class B (e)     $ 131.58
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (e)      $ 134.82
         Highest contract charge 1.45% Class B (e)     $ 131.98
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (e)      $ 118.70
         Highest contract charge 1.45% Class B (e)     $ 117.32
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B (e)      $ 109.44
         Highest contract charge 1.45% Class B (e)     $ 109.21
         All contract charges                                --

EQ/Van Kampen Comstock
----------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (f)      $ 117.33
         Highest contract charge 1.45% Class B (f)     $ 114.37
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (f)      $ 120.95
         Highest contract charge 1.45% Class B (f)     $ 119.04
         All contract charges                                --




                             Years Ended December 31,
         ----------------------------------------------------------------
                 Units         Net Assets     Investment        Total
          Outstanding (000s)     (000s)     Income Ratio**    Return***
         -------------------- ------------ ---------------- -------------
EQ/Small Company Index (Continued)
----------------------------------
  2005             --                 --            --      3.73%
                   --                 --            --      2.75%
                  723           $101,473          1.21%        --
  2004             --                 --            --     17.08%
                   --                 --            --     15.97%
                  597           $ 81,729          2.73%        --
  2003             --                 --            --     45.13%
                   --                 --            --     43.76%
                  344           $ 40,364          0.42%        --

EQ/T. Rowe Price Growth Stock (n)
---------------------------------
  2007             --                 --            --      6.69%
                   --                 --            --      5.67%
                  750           $ 86,072          0.14%        --
  2006             --                 --            --    (4.49)%
                   --                 --            --    (5.40)%
                   80           $  8,636            --         --
  2005             --                 --            --      3.47%
                   --                 --            --      2.48%
                   70           $  7,961            --         --
  2004             --                 --            --     12.32%
                   --                 --            --     12.12%
                    9           $    969            --         --

EQ/Templeton Growth
-------------------
  2007             --                 --            --      1.58%
                   --                 --            --      0.60%
                  276           $ 29,896          0.67%        --
  2006             --                 --            --      7.86%
                   --                 --            --      7.54%
                   45           $  4,856          0.45%        --

EQ/UBS Growth and Income
------------------------
  2007             --                 --            --      0.66%
                   --                 --            --    (0.30)%
                  204           $ 27,120          0.92%        --
  2006             --                 --            --     13.58%
                   --                 --            --     12.50%
                  148           $ 19,665          0.98%        --
  2005             --                 --            --      8.46%
                   --                 --            --      7.43%
                   67           $  7,918          1.35%        --
  2004             --                 --            --     11.67%
                   --                 --            --     11.48%
                    1           $    220          2.62%        --

EQ/Van Kampen Comstock
----------------------
  2007             --                 --            --    (2.99)%
                   --                 --            --    (3.92)%
                  199           $ 22,805          1.69%        --
  2006             --                 --            --     15.33%
                   --                 --            --     14.23%
                  152           $ 18,187          3.08%        --

                                     FSA-92

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                            Years Ended December 31,
                                            ------------------------
                                                        Units
                                                     Fair Value
                                                     ------------
EQ/Van Kampen Comstock (Continued)
----------------------------------
  2005   Lowest contract charge 0.50% Class B (f)      $ 104.88
         Highest contract charge 1.45% Class B (f)     $ 104.21
         All contract charges                                --

EQ/Van Kampen Emerging Markets Equity
-------------------------------------
         Unit Value 0.50% to 2.75%*
  2007   Lowest contract charge 0.50% Class B          $ 343.25
         Highest contract charge 1.45% Class B         $ 372.58
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 242.92
         Highest contract charge 1.45% Class B         $ 266.22
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 178.13
         Highest contract charge 1.45% Class B         $ 197.09
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B          $ 134.82
         Highest contract charge 1.45% Class B         $ 150.61
         All contract charges                                --
  2003   Lowest contract charge 0.50% Class B          $ 109.56
         Highest contract charge 1.45% Class B         $ 123.57
         All contract charges                                --

EQ/Van Kampen Mid Cap Growth
----------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (f)      $ 164.77
         Highest contract charge 1.45% Class B (f)     $ 160.61
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (f)      $ 135.28
         Highest contract charge 1.45% Class B (f)     $ 133.14
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (f)      $ 124.44
         Highest contract charge 1.45% Class B (f)     $ 123.65
         All contract charges                                --

EQ/Van Kampen Real Estate (p)
-----------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (r)      $  83.23
         Highest contract charge 1.45% Class B (r)     $  82.82
         All contract charges                                --

MarketPLUS International Core
-----------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B          $ 145.80
         Highest contract charge 1.45% Class B         $ 188.80
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 127.17
         Highest contract charge 1.45% Class B         $ 166.28
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 107.18
         Highest contract charge 1.45% Class B         $ 141.49
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B          $  91.97
         Highest contract charge 1.45% Class B         $ 122.57
         All contract charges                                --
  2003   Lowest contract charge 0.50% Class B          $  81.36
         Highest contract charge 1.45% Class B         $ 109.47
         All contract charges                                --




                             Years Ended December 31,
         -----------------------------------------------------------------
                 Units         Net Assets     Investment         Total
          Outstanding (000s)     (000s)     Income Ratio**     Return***
         -------------------- ------------ ---------------- --------------
EQ/Van Kampen Comstock (Continued)
----------------------------------
  2005              --                --            --      4.88%
                    --                --            --      4.21%
                    64          $  6,674          2.03%        --

EQ/Van Kampen Emerging Markets Equity
-------------------------------------
  2007              --                --            --      41.30%
                    --                --            --      39.95%
                 2,232          $634,802            --          --
  2006              --                --            --      36.37%
                    --                --            --      35.07%
                 2,029          $410,513          0.43%         --
  2005              --                --            --      32.12%
                    --                --            --      30.86%
                 1,693          $250,448          0.59%         --
  2004              --                --            --      23.06%
                    --                --            --      21.88%
                 1,293          $146,341          0.68%         --
  2003              --                --            --      55.14%
                    --                --            --      53.67%
                 1,107          $101,661          0.84%         --

EQ/Van Kampen Mid Cap Growth
----------------------------
  2007              --                --            --      21.80%
                    --                --            --      20.63%
                   286          $ 45,962          0.34%         --
  2006              --                --            --       8.71%
                    --                --            --       7.68%
                   116          $ 15,516          0.47%         --
  2005              --                --            --      24.44%
                    --                --            --      23.65%
                    39          $  4,864            --          --

EQ/Van Kampen Real Estate (p)
-----------------------------
  2007              --                --            --    (16.77)%
                    --                --            --    (17.18)%
                 1,582          $131,033          0.76%         --

MarketPLUS International Core
-----------------------------
  2007              --                --            --      14.65%
                    --                --            --      13.54%
                   748          $117,043          0.41%         --
  2006              --                --            --      18.65%
                    --                --            --      17.52%
                   714          $ 98,514          1.40%         --
  2005              --                --            --      16.54%
                    --                --            --      15.43%
                   588          $ 69,010          1.61%         --
  2004              --                --            --      13.04%
                    --                --            --      11.97%
                   436          $ 44,312          1.74%         --
  2003              --                --            --      31.97%
                    --                --            --      30.70%
                   230          $ 20,780          1.64%         --

                                     FSA-93

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                           Years Ended December 31,
                                                -----------------------------------------------------------------------------
                                                     Units            Units         Net Assets     Investment        Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                 ------------ -------------------- ------------ ---------------- -------------
MarketPLUS Large Cap Core
-------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B      $ 106.78              --                --            --      3.37%
         Highest contract charge 1.45% Class B     $ 104.71              --                --            --      2.37%
         All contract charges                            --             146          $ 15,557          1.23%        --
  2006   Lowest contract charge 0.50% Class B      $ 103.30              --                --            --     12.38%
         Highest contract charge 1.45% Class B     $ 102.29              --                --            --     11.31%
         All contract charges                            --             158          $ 16,368          0.83%        --
  2005   Lowest contract charge 0.50% Class B      $  91.93              --                --            --      6.65%
         Highest contract charge 1.45% Class B     $  91.89              --                --            --      5.64%
         All contract charges                            --             181          $ 16,799          0.49%        --
  2004   Lowest contract charge 0.50% Class B      $  86.19              --                --            --     10.84%
         Highest contract charge 1.45% Class B     $  86.99              --                --            --      9.78%
         All contract charges                            --             196          $ 17,208          0.55%        --
  2003   Lowest contract charge 0.50% Class B      $  77.76              --                --            --     21.44%
         Highest contract charge 1.45% Class B     $  79.23              --                --            --     20.27%
         All contract charges                            --             217          $ 17,350          0.70%        --

MarketPLUS Large Cap Growth
---------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B      $  69.45              --                --            --     15.04%
         Highest contract charge 1.45% Class B     $ 109.53              --                --            --     13.94%
         All contract charges                            --           1,998          $323,002          0.34%        --
  2006   Lowest contract charge 0.50% Class B      $  60.37              --                --            --      7.24%
         Highest contract charge 1.45% Class B     $  96.13              --                --            --      6.22%
         All contract charges                            --           2,215          $314,252            --         --
  2005   Lowest contract charge 0.50% Class B      $  56.29              --                --            --      8.48%
         Highest contract charge 1.45% Class B     $  90.50              --                --            --      7.45%
         All contract charges                            --           2,567          $342,058            --         --
  2004   Lowest contract charge 0.50% Class B      $  51.89              --                --            --     12.06%
         Highest contract charge 1.45% Class B     $  84.23              --                --            --     10.99%
         All contract charges                            --           2,943          $364,786            --         --
  2003   Lowest contract charge 0.50% Class B      $  46.31              --                --            --     28.66%
         Highest contract charge 1.45% Class B     $  75.89              --                --            --     27.44%
         All contract charges                            --           3,251          $364,052            --         --

MarketPLUS Mid Cap Value
------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B      $ 179.75              --                --            --    (2.09)%
         Highest contract charge 1.45% Class B     $ 133.36              --                --            --    (3.03)%
         All contract charges                            --           2,763          $458,308          1.01%        --
  2006   Lowest contract charge 0.50% Class B      $ 183.59              --                --            --     11.92%
         Highest contract charge 1.45% Class B     $ 137.53              --                --            --     10.86%
         All contract charges                            --           2,889          $493,560          0.31%        --
  2005   Lowest contract charge 0.50% Class B      $ 164.04              --                --            --     10.77%
         Highest contract charge 1.45% Class B     $ 124.06              --                --            --      9.71%
         All contract charges                            --           2,900          $446,196          4.74%        --
  2004   Lowest contract charge 0.50% Class B      $ 148.09              --                --            --     17.26%
         Highest contract charge 1.45% Class B     $ 113.08              --                --            --     16.14%
         All contract charges                            --           2,707          $379,449          2.57%        --
  2003   Lowest contract charge 0.50% Class B      $ 126.30              --                --            --     32.60%
         Highest contract charge 1.45% Class B     $  97.37              --                --            --     31.33%
         All contract charges                            --           2,510          $303,154          0.40%        --

                                     FSA-94

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)

Shown below is accumulation unit value information for units outstanding throughout the periods indicated.
                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                         Units            Units         Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000s)     (000s)     Income Ratio**   Return***
                                                     ------------ -------------------- ------------ ---------------- ----------
Multimanager Aggressive Equity
------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class A (j)      $ 116.93              --                 --           --      11.11%
         Highest contract charge 1.45% Class A         $  86.41              --                 --           --      10.03%
         All contract charges                                --           8,900         $  867,396         0.10%         --
  2006   Lowest contract charge 0.50% Class A (j)      $ 105.24              --                 --           --       5.24%
         Highest contract charge 1.45% Class A         $  78.53              --                 --           --       3.85%
         All contract charges                                --          10,463         $  923,899         0.17%         --
  2005   Lowest contract charge 0.90% Class A (c)      $ 103.39              --                 --           --       7.50%
         Highest contract charge 1.45% Class A         $  75.62              --                 --           --       6.90%
         All contract charges                                --          12,174         $1,031,638           --          --
  2004   Lowest contract charge 0.90% Class A (c)      $  96.18              --                 --           --      11.37%
         Highest contract charge 1.45% Class A         $  70.74              --                 --           --      10.75%
         All contract charges                                --          13,893         $1,098,403           --          --
  2003   Lowest contract charge 0.90% Class A (c)      $  86.37              --                 --           --      36.83%
         Highest contract charge 1.45% Class A         $  63.87              --                 --           --      35.87%
         All contract charges                                --          15,363         $1,094,790           --          --

Multimanager Aggressive Equity
------------------------------
         Unit Value 0.50% to 1.30%*
  2007   Lowest contract charge 0.50% Class B          $  88.52              --                 --           --      10.83%
         Highest contract charge 1.30% Class B (j)     $ 115.50              --                 --           --       9.95%
         All contract charges                                --             159         $   13,842         0.10%         --
  2006   Lowest contract charge 0.50% Class B          $  79.87              --                 --           --       4.59%
         Highest contract charge 1.30% Class B (j)     $ 105.05              --                 --           --       5.05%
         All contract charges                                --             190         $   14,885         0.17%         --
  2005   Lowest contract charge 0.50% Class B          $  76.37              --                 --           --       7.67%
         Highest contract charge 1.20% Class B         $  75.63              --                 --           --       6.91%
         All contract charges                                --             203         $   15,262           --          --
  2004   Lowest contract charge 0.50% Class B          $  70.93              --                 --           --      11.54%
         Highest contract charge 1.20% Class B         $  70.75              --                 --           --      10.75%
         All contract charges                                --             205         $   14,345           --          --
  2003   Lowest contract charge 0.50% Class B          $  63.60              --                 --           --      36.83%
         Highest contract charge 1.20% Class B         $  63.88              --                 --           --      35.88%
         All contract charges                                --             187         $   11,762           --          --

Multimanager Core Bond
----------------------
         Unit Value 1.25%*
  2007   1.25% Class A (s)                             $ 106.02              --                 --         4.09%      6.02%

Multimanager Core Bond
----------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B          $ 126.94              --                 --           --       5.73%
         Highest contract charge 1.45% Class B         $ 119.83              --                 --           --       4.71%
         All contract charges                                --             594         $   72,099         4.09%         --
  2006   Lowest contract charge 0.50% Class B          $ 120.06              --                 --           --       3.25%
         Highest contract charge 1.45% Class B         $ 114.44              --                 --           --       2.27%
         All contract charges                                --             591         $   68,372         4.11%         --
  2005   Lowest contract charge 0.50% Class B          $ 116.28              --                 --           --       1.24%
         Highest contract charge 1.45% Class B         $ 111.90              --                 --           --       0.28%
         All contract charges                                --             605         $   68,268         3.47%         --
  2004   Lowest contract charge 0.50% Class B          $ 114.85              --                 --           --       3.37%
         Highest contract charge 1.45% Class B         $ 111.59              --                 --           --       2.38%
         All contract charges                                --             575         $   64,676         3.24%         --
  2003   Lowest contract charge 0.50% Class B          $ 111.11              --                 --           --       3.22%
         Highest contract charge 1.45% Class B         $ 109.00              --                 --           --       2.24%
         All contract charges                                --             504         $   55,167         3.30%         --

                                     FSA-95

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.
                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                         Units            Units         Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000s)     (000s)     Income Ratio**   Return***
                                                     ------------ -------------------- ------------ ---------------- ----------
Multimanager Health Care
------------------------
         Unit Value 1.25%*
  2007   1.25% Class A (s)                             $ 101.64             --           $     31            --      1.64%

Multimanager Health Care
------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B          $ 136.76             --                 --            --      8.42%
         Highest contract charge 1.45% Class B         $ 129.11             --                 --            --      7.38%
         All contract charges                                --            396           $ 51,597            --         --
  2006   Lowest contract charge 0.50% Class B          $ 126.14             --                 --            --      4.61%
         Highest contract charge 1.45% Class B         $ 120.24             --                 --            --      3.61%
         All contract charges                                --            387           $ 47,061          1.05%        --
  2005   Lowest contract charge 0.50% Class B          $ 120.59             --                 --            --      6.43%
         Highest contract charge 1.45% Class B         $ 116.05             --                 --            --      5.41%
         All contract charges                                --            361           $ 42,208          2.61%        --
  2004   Lowest contract charge 0.50% Class B          $ 113.31             --                 --            --     11.57%
         Highest contract charge 1.45% Class B         $ 110.09             --                 --            --     10.50%
         All contract charges                                --            318           $ 35,180          3.73%        --
  2003   Lowest contract charge 0.50% Class B          $ 101.56             --                 --            --     27.49%
         Highest contract charge 1.45% Class B         $  99.63             --                 --            --     26.13%
         All contract charges                                --            234           $ 23,369          1.20%        --

Multimanager High Yield
-----------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class A (j)      $ 105.59             --                 --            --      2.88%
         Highest contract charge 1.45% Class A         $ 106.88             --                 --            --      1.90%
         All contract charges                                --            749           $136,313          7.58%        --
  2006   Lowest contract charge 0.50% Class A (j)      $ 102.63             --                 --            --      2.63%
         Highest contract charge 1.45% Class A         $ 104.89             --                 --            --      8.61%
         All contract charges                                --            767           $137,007          7.11%        --
  2005   Lowest contract charge 0.90% Class A (c)      $ 144.66             --                 --            --      2.39%
         Highest contract charge 1.45% Class A         $  96.58             --                 --            --      1.82%
         All contract charges                                --            799           $131,305          7.88%        --
  2004   Lowest contract charge 0.90% Class A (c)      $ 141.28             --                 --            --      7.96%
         Highest contract charge 1.45% Class A         $  94.85             --                 --            --      7.36%
         All contract charges                                --            827           $133,524          6.69%        --
  2003   Lowest contract charge 0.90% Class A (c)      $ 130.87             --                 --            --     21.77%
         Highest contract charge 1.45% Class A         $  88.34             --                 --            --     21.09%
         All contract charges                                --            837           $125,598          5.83%        --

Multimanager High Yield
-----------------------
         Unit Value 0.50% to 1.30%*
  2007   Lowest contract charge 0.50% Class B          $ 138.16             --                 --            --      2.62%
         Highest contract charge 1.30% Class B (j)     $ 104.30             --                 --            --      1.81%
         All contract charges                                --            384           $ 44,436          7.58%        --
  2006   Lowest contract charge 0.50% Class B          $ 134.63             --                 --            --      9.38%
         Highest contract charge 1.30% Class B (j)     $ 102.45             --                 --            --      2.45%
         All contract charges                                --            379           $ 42,859          7.11%        --
  2005   Lowest contract charge 0.50% Class B          $ 123.08             --                 --            --      2.54%
         Highest contract charge 1.20% Class B         $  96.58             --                 --            --      1.83%
         All contract charges                                --            379           $ 39,438          7.88%        --
  2004   Lowest contract charge 0.50% Class B          $ 120.03             --                 --            --      8.13%
         Highest contract charge 1.20% Class B         $  94.85             --                 --            --      7.37%
         All contract charges                                --            319           $ 32,690          6.69%        --
  2003   Lowest contract charge 0.50% Class B          $ 111.01             --                 --            --     21.94%
         Highest contract charge 1.20% Class B         $  88.34             --                 --            --     21.08%
         All contract charges                                --            243           $ 23,248          5.83%        --

                                     FSA-96

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.
                                                                           Years Ended December 31,

                                                 -----------------------------------------------------------------------------
                                                     Units            Units         Net Assets     Investment        Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                 ------------ -------------------- ------------ ---------------- -------------
Multimanager International Equity
---------------------------------
         Unit Value 1.25%*
  2007   1.25% Class A (s)                         $ 100.71             --           $      7          0.72%     0.71%

Multimanager International Equity
---------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B      $ 197.82             --                 --            --      11.87%
         Highest contract charge 1.45% Class B     $ 186.75             --                 --            --      10.79%
         All contract charges                            --            644           $121,692          0.72%         --
  2006   Lowest contract charge 0.50% Class B      $ 176.83             --                 --            --      24.69%
         Highest contract charge 1.45% Class B     $ 168.56             --                 --            --      23.50%
         All contract charges                            --            615           $104,906          2.18%         --
  2005   Lowest contract charge 0.50% Class B      $ 141.82             --                 --            --      14.87%
         Highest contract charge 1.45% Class B     $ 136.48             --                 --            --      13.77%
         All contract charges                            --            472           $ 65,031          4.04%         --
  2004   Lowest contract charge 0.50% Class B      $ 123.46             --                 --            --      17.32%
         Highest contract charge 1.45% Class B     $ 119.96             --                 --            --      16.20%
         All contract charges                            --            402           $ 48,558          2.20%         --
  2003   Lowest contract charge 0.50% Class B      $ 105.24             --                 --            --      33.65%
         Highest contract charge 1.45% Class B     $ 103.24             --                 --            --      32.39%
         All contract charges                            --            225           $ 23,340          0.68%         --

Multimanager Large Cap Core Equity
----------------------------------
         Unit Value 1.25%*
  2007   1.25% Class A (s)                         $  95.23             --                 --          0.43%    (4.77)%

Multimanager Large Cap Core Equity
----------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B      $ 134.47             --                 --            --       4.48%
         Highest contract charge 1.45% Class B     $ 126.94             --                 --            --       3.47%
         All contract charges                            --            173           $ 22,281          0.43%         --
  2006   Lowest contract charge 0.50% Class B      $ 128.70             --                 --            --      13.01%
         Highest contract charge 1.45% Class B     $ 122.68             --                 --            --      11.94%
         All contract charges                            --            162           $ 20,110          0.60%         --
  2005   Lowest contract charge 0.50% Class B      $ 113.89             --                 --            --       6.20%
         Highest contract charge 1.45% Class B     $ 109.60             --                 --            --       5.18%
         All contract charges                            --            175           $ 19,342          0.80%         --
  2004   Lowest contract charge 0.50% Class B      $ 107.24             --                 --            --       9.13%
         Highest contract charge 1.45% Class B     $ 104.20             --                 --            --       8.08%
         All contract charges                            --            178           $ 18,705          2.30%         --
  2003   Lowest contract charge 0.50% Class B      $  98.27             --                 --            --      27.49%
         Highest contract charge 1.45% Class B     $  96.40             --                 --            --      26.28%
         All contract charges                            --            168           $ 16,352          0.16%         --

Multimanager Large Cap Growth
-----------------------------
         Unit Value 1.25%*
  2007   1.25% Class A (s)                         $ 102.03             --                 --            --       2.03%

Multimanager Large Cap Growth
-----------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B      $ 111.34             --                 --            --      10.69%
         Highest contract charge 1.45% Class B     $ 105.11             --                 --            --       9.63%
         All contract charges                            --            386           $ 41,221            --          --
  2006   Lowest contract charge 0.50% Class B      $ 100.59             --                 --            --     (0.39)%
         Highest contract charge 1.45% Class B     $  95.88             --                 --            --     (1.34)%
         All contract charges                            --            383           $ 37,071            --          --
  2005   Lowest contract charge 0.50% Class B      $ 100.98             --                 --            --       6.95%
         Highest contract charge 1.45% Class B     $  97.18             --                 --            --       5.94%
         All contract charges                            --            388           $ 38,002            --          --

                                     FSA-97

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.
                                                                           Years Ended December 31,
                                                 -----------------------------------------------------------------------------
                                                     Units            Units         Net Assets     Investment        Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                 ------------ -------------------- ------------ ---------------- -------------
Multimanager Large Cap Growth (Continued)
-----------------------------------------
  2004   Lowest contract charge 0.50% Class B     $  94.42              --                 --            --      6.13%
         Highest contract charge 1.45% Class B    $  91.74              --                 --            --      5.12%
         All contract charges                           --             379            $35,019            --         --
  2003   Lowest contract charge 0.50% Class B     $  88.96              --                 --            --     29.97%
         Highest contract charge 1.45% Class B    $  87.27              --                 --            --     28.74%
         All contract charges                           --             320            $28,129            --         --

Multimanager Large Cap Value
----------------------------
         Unit Value 1.25%*
  2007   1.25% Class A (s)                        $  94.15               1            $    55          1.12%   (5.85)%

Multimanager Large Cap Value
----------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B     $ 154.53              --                 --            --      3.12%
         Highest contract charge 1.45% Class B    $ 145.88              --                 --            --      2.13%
         All contract charges                           --             501             73,897          1.12%        --
  2006   Lowest contract charge 0.50% Class B     $ 149.85              --                 --            --     18.73%
         Highest contract charge 1.45% Class B    $ 142.84              --                 --            --     17.60%
         All contract charges                           --             457            $65,936          2.93%        --
  2005   Lowest contract charge 0.50% Class B     $ 126.22              --                 --            --      6.56%
         Highest contract charge 1.45% Class B    $ 121.47              --                 --            --      5.55%
         All contract charges                           --             371            $45,368          3.03%        --
  2004   Lowest contract charge 0.50% Class B     $ 118.45              --                 --            --     13.85%
         Highest contract charge 1.45% Class B    $ 115.08              --                 --            --     12.77%
         All contract charges                           --             295            $34,179          5.97%        --
  2003   Lowest contract charge 0.50% Class B     $ 104.03              --                 --            --     30.43%
         Highest contract charge 1.45% Class B    $ 102.05              --                 --            --     29.18%
         All contract charges                           --             235            $24,068          2.33%        --

Multimanager Mid Cap Growth
---------------------------
         Unit Value 1.25%*
  2007   1.25% Class A (s)                        $  98.14              --                 --            --    (1.86)%

Multimanager Mid Cap Growth
---------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B     $ 127.03              --                 --            --      11.34%
         Highest contract charge 1.45% Class B    $ 119.92              --                 --            --      10.27%
         All contract charges                           --             730            $88,998            --          --
  2006   Lowest contract charge 0.50% Class B     $ 114.09              --                 --            --       9.07%
         Highest contract charge 1.45% Class B    $ 108.75              --                 --            --       8.03%
         All contract charges                           --             753            $82,924          0.51%         --
  2005   Lowest contract charge 0.50% Class B     $ 104.60              --                 --            --       7.85%
         Highest contract charge 1.45% Class B    $ 100.66              --                 --            --       6.81%
         All contract charges                           --             768            $78,075          1.61%         --
  2004   Lowest contract charge 0.50% Class B     $  96.99              --                 --            --      11.17%
         Highest contract charge 1.45% Class B    $  94.24              --                 --            --      10.11%
         All contract charges                           --             753            $71,596          1.57%         --
  2003   Lowest contract charge 0.50% Class B     $  87.24              --                 --            --      39.52%
         Highest contract charge 1.45% Class B    $  85.59              --                 --            --      38.20%
         All contract charges                           --             592            $50,875          1.63%         --

Multimanager Mid Cap Value
--------------------------
         Unit Value 1.25%*
  2007   1.25% Class A (s)                        $  88.13              --                 --            --    (11.87)%

Multimanager Mid Cap Value
--------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B     $ 144.72              --                 --            --    ( 0.41)%
         Highest contract charge 1.45% Class B    $ 136.63              --                 --            --    ( 1.36)%
         All contract charges                           --             514            $71,135            --          --

                                     FSA-98

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                              Years Ended December 31,
                                              ------------------------
                                                        Units
                                                     Fair Value
                                                     ------------
Multimanager Mid Cap Value (Continued)
--------------------------------------
  2006   Lowest contract charge 0.50% Class B          $ 145.32
         Highest contract charge 1.45% Class B         $ 138.52
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 127.30
         Highest contract charge 1.45% Class B         $ 122.51
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B          $ 119.18
         Highest contract charge 1.45% Class B         $ 115.80
         All contract charges                                --
  2003   Lowest contract charge 0.50% Class B          $ 103.99
         Highest contract charge 1.45% Class B         $ 102.01
         All contract charges                                --

Multimanager Small Cap Growth (o)
---------------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (e)      $ 138.89
         Highest contract charge 1.45% Class B (e)     $ 134.67
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (e)      $ 134.64
         Highest contract charge 1.45% Class B (e)     $ 131.81
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (e)      $ 122.78
         Highest contract charge 1.45% Class B (e)     $ 121.35
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B (e)      $ 114.80
         Highest contract charge 1.45% Class B (e)     $ 114.56
         All contract charges                                --

Multimanager Small Cap Value
----------------------------
         Unit Value 1.25%*
  2007   1.25% Class A (s)                             $  84.78

Multimanager Small Cap Value
----------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B          $ 187.01
         Highest contract charge 1.45% Class B         $ 143.86
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 208.48
         Highest contract charge 1.45% Class B         $ 161.93
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 180.45
         Highest contract charge 1.45% Class B         $ 141.51
         All contract charges                                --
  2004   Lowest contract charge 0.50% Class B          $ 173.24
         Highest contract charge 1.45% Class B         $ 137.16
         All contract charges                                --
  2003   Lowest contract charge 0.50% Class B          $ 148.68
         Highest contract charge 1.45% Class B         $ 118.84
         All contract charges                                --

Multimanager Technology (d)
---------------------------
         Unit Value 1.25%*
  2007   1.25% Class A                                 $ 103.56

Multimanager Technology (d)
---------------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B          $ 130.12
         Highest contract charge 1.45% Class B         $ 122.84
         All contract charges                                --




                             Years Ended December 31,
         -----------------------------------------------------------------
                 Units         Net Assets     Investment         Total
          Outstanding (000s)     (000s)     Income Ratio**     Return***
         -------------------- ------------ ---------------- --------------
Multimanager Mid Cap Value (Continued)
--------------------------------------
  2006              --                --            --      14.16%
                    --                --            --      13.07%
                   539          $ 75,665          1.69%         --
  2005              --                --            --       6.81%
                    --                --            --       5.79%
                   544          $ 67,218          6.80%         --
  2004              --                --            --      14.61%
                    --                --            --      13.52%
                   588          $ 68,546          3.78%         --
  2003              --                --            --      39.90%
                    --                --            --      38.56%
                   456          $ 46,680          0.35%         --

Multimanager Small Cap Growth (o)
---------------------------------
  2007              --                --            --       3.16%
                    --                --            --       2.17%
                   439          $ 59,581            --          --
  2006              --                --            --       9.66%
                    --                --            --       8.61%
                   297          $ 39,279          1.47%         --
  2005              --                --            --       6.95%
                    --                --            --       5.93%
                   121          $ 14,674          3.15%         --
  2004              --                --            --      14.09%
                    --                --            --      13.88%
                     4          $    471            --          --

Multimanager Small Cap Value
----------------------------
  2007              --                --          0.31%   (15.22)%

Multimanager Small Cap Value
----------------------------
  2007              --                --            --    (10.30)%
                    --                --            --    (11.16)%
                   957          $174,548          0.31%         --
  2006              --                --            --      15.53%
                    --                --            --      14.43%
                 1,040          $213,071          5.68%         --
  2005              --                --            --       4.16%
                    --                --            --       3.17%
                   973          $173,753          4.61%         --
  2004              --                --            --      16.52%
                    --                --            --      15.41%
                   834          $144,080          6.46%         --
  2003              --                --            --      36.69%
                    --                --            --      35.39%
                   563          $ 84,203          1.12%         --

Multimanager Technology (d)
---------------------------
  2007               1          $     82            --       3.56%

Multimanager Technology (d)
---------------------------
  2007              --                --            --      17.63%
                    --                --            --      16.50%
                 1,044          $129,627            --          --

                                     FSA-99

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2007

7. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.
                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                         Units            Units         Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000s)     (000s)     Income Ratio**   Return***
                                                     ------------ -------------------- ------------ ---------------- ----------
Multimanager Technology (d) (Continued)
---------------------------------------
  2006   Lowest contract charge 0.50% Class B          $ 110.62              --                --            --      6.76%
         Highest contract charge 1.45% Class B         $ 105.44              --                --            --      5.74%
         All contract charges                                --           1,063          $113,046            --         --
  2005   Lowest contract charge 0.50% Class B          $ 103.61              --                --            --     10.71%
         Highest contract charge 1.45% Class B         $  99.71              --                --            --      9.66%
         All contract charges                                --           1,135          $113,949            --         --
  2004   Lowest contract charge 0.50% Class B          $  93.59              --                --            --      4.46%
         Highest contract charge 1.45% Class B         $  90.93              --                --            --      3.47%
         All contract charges                                --           1,266          $115,943          1.03%        --
  2003   Lowest contract charge 0.50% Class B          $  89.59              --                --            --     56.84%
         Highest contract charge 1.45% Class B         $  87.89              --                --            --     55.36%
         All contract charges                                --             268          $ 23,642          4.48%        --

Target 2015 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (h)      $ 115.88              --                --            --      6.70%
         Highest contract charge 1.45% Class B (h)     $ 114.43              --                --            --      5.68%
         All contract charges                                --              67          $  7,845          5.13%        --
  2006   Lowest contract charge 0.50% Class B (h)      $ 108.60              --                --            --      8.60%
         Highest contract charge 1.45% Class B (h)     $ 108.28              --                --            --      8.28%
         All contract charges                                --              11          $  1,222         10.42%        --

Target 2025 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (h)      $ 117.04              --                --            --      6.83%
         Highest contract charge 1.45% Class B (h)     $ 115.57              --                --            --      5.80%
         All contract charges                                --              80          $  9,227          4.20%        --
  2006   Lowest contract charge 0.50% Class B (h)      $ 109.56              --                --            --      9.56%
         Highest contract charge 1.45% Class B (h)     $ 109.23              --                --            --      9.23%
         All contract charges                                --               9          $  1,035          8.37%        --

Target 2035 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (h)      $ 118.01              --                --            --      6.84%
         Highest contract charge 1.45% Class B (h)     $ 116.54              --                --            --      5.83%
         All contract charges                                --              40          $  4,736          4.13%        --
  2006   Lowest contract charge 0.50% Class B (h)      $ 110.45              --                --            --     10.45%
         Highest contract charge 1.45% Class B (h)     $ 110.12              --                --            --     10.12%
         All contract charges                                --               5          $    531          6.64%        --

Target 2045 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2007   Lowest contract charge 0.50% Class B (h)      $ 119.32              --                --            --      7.26%
         Highest contract charge 1.45% Class B (h)     $ 117.82              --                --            --      6.23%
         All contract charges                                --              29          $  3,403          3.33%        --
  2006   Lowest contract charge 0.50% Class B (h)      $ 111.24              --                --            --     11.24%
         Highest contract charge 1.45% Class B (h)     $ 110.91              --                --            --     10.91%
         All contract charges                                --               3          $    380          7.39%        --

----------

(a) A substitution of EQ/AllianceBernstein International Index for EQ/International Equity occurred on May 2, 2003.

(b) Units were made available on October 20, 2003.

(c) Units were made available on June 20, 2003.

(d) A substitution of Multimanager Technology for EQ/Technology occurred on May 14, 2004.

(e) Units were made available for sale on October 25, 2004.

(f) Units were made available on May 9, 2005.

(g) Units were made available on October 17, 2005.

(h) Units were made available for sale on September 18, 2006.


                                    FSA-100

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Concluded)

December 31, 2007

7. Accumulation Unit Values (Continued)

(i) A substitution of EQ/AXA Rosenberg Long /Short Equity for Laudus Rosenberg VIT Long/Short Equity occurred on November 17, 2006.

(j) Units were made available on November 6, 2006.

(k) Units were made available for sale on May 29, 2007.

(l) Units were made available for sale on May 18, 2007.

(m) A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.

(n) A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.

(o) A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.

(p) A substitution of EQ/Van Kampen Real Estate was made for U.S. Real Estate on August 17, 2007.

(q) A substitution of EQ/AllianceBernstein Value was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.

(r) Units were made available for sale on August 17, 2007.

(s) Units were made available for sale on July 15, 2007.

* Expenses as percentage of average net assets (0.50%, 0.70%, 0.74%, 0.90%, 0.95%, 1.20%, 1.30%, 1.34%, 1.35%, 1.40% and 1.45% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as contractowners may not have selected all available and applicable contract options.

** The Investment Income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

                                    FSA-101

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits and the reports of other auditors, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries (the "Company") at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of AllianceBernstein L.P. and AllianceBernstein Holding L.P., subsidiaries of the Company, for the year ended December 31, 2005, whose statements reflect total revenues of thirty-six percent of the related consolidated total for the year ended December 31, 2005. Those statements were audited by other auditors whose reports thereon have been furnished to us, and our opinion expressed herein, insofar as it relates to the amounts included for AllianceBernstein L.P. and AllianceBernstein Holding L.P., is based solely on the reports of the other auditors. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, the Company changed its method of accounting for uncertainty in income taxes on January 1, 2007, share-based compensation on January 1, 2006 and for defined benefit pension and other postretirement plans on December 31, 2006.



PricewaterhouseCoopers LLP
New York, New York
March 12, 2008

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




The General Partner and Unitholders
AllianceBernstein L.P.:


We have audited the accompanying consolidated statements of income, changes in partners' capital and comprehensive income and cash flows for the year ended December 31, 2005 of AllianceBernstein L.P. and subsidiaries ("AllianceBernstein"), formerly Alliance Capital Management L.P. These consolidated financial statements are the responsibility of the management of the General Partner. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of AllianceBernstein for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP
New York, New York
February 24, 2006

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The General Partner and Unitholders
AllianceBernstein Holding L.P.:


We have audited the accompanying statements of income, changes in partners' capital and comprehensive income and cash flows for the year ended December 31, 2005 of AllianceBernstein Holding L.P. ("AllianceBernstein Holding"), formerly Alliance Capital Management Holding L.P. These financial statements are the responsibility of the management of the General Partner. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of AllianceBernstein Holding for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.




/s/ KPMG LLP
New York, New York
February 24, 2006

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2007 AND 2006

                                                                                  2007            2006
                                                                              ------------    ------------
                                                                                     (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at estimated fair value ...........   $   27,159.5    $   29,031.1
   Mortgage loans on real estate ..........................................        3,730.6         3,240.7
   Equity real estate, held for the production of income ..................          381.7           396.9
   Policy loans ...........................................................        3,938.8         3,898.1
   Other equity investments ...............................................        1,820.3         1,562.1
   Trading securities .....................................................          573.3           465.1
   Other invested assets ..................................................        1,000.9           891.6
                                                                              ------------    ------------
     Total investments ....................................................       38,605.1        39,485.6
Cash and cash equivalents .................................................        1,173.2         1,122.2
Cash and securities segregated, at estimated fair value ...................        2,370.0         2,009.8
Broker-dealer related receivables .........................................        1,623.5         3,481.0
Deferred policy acquisition costs .........................................        9,019.3         8,316.5
Goodwill and other intangible assets, net .................................        3,724.6         3,738.6
Amounts due from reinsurers ...............................................        2,890.6         2,689.3
Loans to affiliates .......................................................          638.3           400.0
Other assets ..............................................................        3,341.8         3,241.5
Separate Accounts' assets .................................................       96,539.6        84,801.6
                                                                              ------------    ------------

TOTAL ASSETS ..............................................................   $  159,926.0    $  149,286.1
                                                                              ============    ============

LIABILITIES
Policyholders' account balances ...........................................   $   25,168.2    $   26,439.0
Future policy benefits and other policyholders liabilities ................       14,304.7        14,085.4
Broker-dealer related payables ............................................          595.1           950.3
Customers related payables ................................................        2,722.2         3,980.7
Amounts due to reinsurers .................................................        1,119.5         1,070.8
Short-term and long-term debt .............................................          982.0           783.0
Loans from affiliates .....................................................          325.0           325.0
Income taxes payable ......................................................        3,398.9         2,971.8
Other liabilities .........................................................        1,963.2         1,818.2
Separate Accounts' liabilities ............................................       96,539.6        84,801.6
Minority interest in equity of consolidated subsidiaries ..................        2,478.9         2,289.9
Minority interest subject to redemption rights ............................          142.7           288.0
                                                                              ------------    ------------
     Total liabilities ....................................................      149,740.0       139,803.7
                                                                              ------------    ------------

Commitments and contingent liabilities (Notes 2, 5, 9, 18 and 19)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
   issued and outstanding .................................................            2.5             2.5
Capital in excess of par value ............................................        5,265.4         5,139.6
Retained earnings .........................................................        5,186.0         4,507.6
Accumulated other comprehensive loss ......................................         (267.9)         (167.3)
                                                                              ------------    ------------
     Total shareholder's equity ...........................................       10,186.0         9,482.4
                                                                              ------------    ------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ................................   $  159,926.0    $  149,286.1
                                                                              ============    ============


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                                                             2007             2006             2005
                                                                         --------------   --------------   --------------
                                                                                          (IN MILLIONS)

REVENUES
Universal life and investment-type product
  policy fee income ..................................................   $     2,741.7    $     2,252.7    $     1,889.3
Premiums .............................................................           804.9            817.8            881.7
Net investment income ................................................         2,695.0          2,389.2          2,481.8
Investment (losses) gains, net .......................................            (7.2)            46.9             55.4
Commissions, fees and other income ...................................         5,174.0          4,373.0          3,626.2
                                                                         --------------   --------------   --------------
      Total revenues .................................................        11,408.4          9,879.6          8,934.4
                                                                         --------------   --------------   --------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits ..............................................         1,998.5          1,960.5          1,859.8
Interest credited to policyholders' account balances .................         1,065.2          1,082.5          1,065.5
Compensation and benefits ............................................         2,453.2          2,090.4          1,802.9
Commissions ..........................................................         1,744.2          1,394.4          1,128.7
Distribution plan payments ...........................................           335.1            292.9            292.0
Amortization of deferred sales commissions ...........................            95.5            100.4            132.0
Interest expense .....................................................            72.0             70.4             76.3
Amortization of deferred policy acquisition costs ....................         1,099.2            689.3            601.3
Capitalization of deferred policy acquisition costs ..................        (1,719.3)        (1,363.4)        (1,199.4)
Rent expense .........................................................           224.3            204.1            165.2
Amortization of other intangible assets ..............................            23.2             23.6             23.5
Other operating costs and expenses ...................................         1,334.5          1,262.6            952.4
                                                                         --------------   --------------   --------------
      Total benefits and other deductions ............................         8,725.6          7,807.7          6,900.2
                                                                         --------------   --------------   --------------

Earnings from continuing operations before
  income taxes and minority interest .................................         2,682.8          2,071.9          2,034.2
Income taxes .........................................................          (759.8)          (424.5)          (515.8)
Minority interest in net income of consolidated subsidiaries.. .......          (686.3)          (599.9)          (466.9)
                                                                         --------------   --------------   --------------

Earnings from continuing operations ..................................         1,236.7          1,047.5          1,051.5
(Losses) earnings from discontinued operations,
   net of income taxes ...............................................            (5.9)            31.2             22.3
Gains (losses) on disposal of discontinued operations,
   net of income taxes ...............................................             2.8             (1.9)              --
                                                                         --------------   --------------   --------------
Net Earnings .........................................................   $     1,233.6    $     1,076.8    $     1,073.8
                                                                         ==============   ==============   ==============


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
    CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                                                                  2007             2006             2005
                                                                         --------------   --------------   --------------
                                                                                          (IN MILLIONS)
SHAREHOLDER'S EQUITY
Common stock, at par value, beginning and end of year ................   $         2.5    $         2.5    $         2.5
                                                                         --------------   --------------   --------------

Capital in excess of par value, beginning of year ....................         5,139.6          4,976.3          4,890.9
Changes in capital in excess of par value ............................           125.8            163.3             85.4
                                                                         --------------   --------------   --------------
Capital in excess of par value, end of year ..........................         5,265.4          5,139.6          4,976.3
                                                                         --------------   --------------   --------------

Retained earnings, beginning of year .................................         4,507.6          4,030.8          3,457.0
Cumulative effect adjustment to adopt FIN 48 .........................            44.8               --               --
                                                                         --------------   --------------   --------------
Retained earnings, beginning of year as adjusted .....................         4,552.4          4,030.8          3,457.0
Net earnings .........................................................         1,233.6          1,076.8          1,073.8
Dividends on common stock ............................................          (600.0)          (600.0)          (500.0)
                                                                         --------------   --------------   --------------
Retained earnings, end of year .......................................         5,186.0          4,507.6          4,030.8
                                                                         --------------   --------------   --------------

Accumulated other comprehensive (loss) income,
   beginning of year .................................................          (167.3)           432.3            874.1
Other comprehensive loss .............................................          (100.6)          (150.1)          (441.8)
Adjustment to initially apply SFAS No.158, net of income taxes .......              --           (449.5)              --
                                                                         --------------   --------------   --------------
Accumulated other comprehensive (loss) income, end of year ...........          (267.9)          (167.3)           432.3
                                                                         --------------   --------------   --------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR ..............................   $    10,186.0    $     9,482.4    $     9,441.9
                                                                         ==============   ==============   ==============


                                                                                  2007             2006             2005
                                                                         --------------   --------------   --------------
                                                                                          (IN MILLIONS)

COMPREHENSIVE INCOME
Net earnings .........................................................   $     1,233.6    $     1,076.8    $     1,073.8
                                                                         --------------   --------------   --------------

Change in unrealized losses, net of
   reclassification adjustment .......................................          (178.6)          (150.1)          (441.8)
Defined benefit plans:
   Net gain arising during year ......................................            38.8               --               --
   Prior service cost arising during year ............................             1.7               --               --
   Less: reclassification adjustment for:
     Amortization of net losses included in net periodic cost ........            41.2               --               --
     Amortization of net prior service credit
       included in net periodic cost .................................            (3.6)              --               --
     Amortization of net transition asset ............................             (.1)              --               --
                                                                         --------------   --------------   --------------
     Other comprehensive income - defined benefit plans ..............            78.0               --               --
                                                                         --------------   --------------   --------------

Other comprehensive loss .............................................          (100.6)          (150.1)          (441.8)
                                                                         --------------   --------------   --------------

Comprehensive Income .................................................   $     1,133.0    $       926.7    $       632.0
                                                                         ==============   ==============   ==============


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2007, 2005 AND 2005


                                                                             2007             2006             2005
                                                                         --------------   --------------   --------------
                                                                                          (IN MILLIONS)

Net earnings .........................................................   $     1,233.6    $     1,076.8    $     1,073.8
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances ...............         1,065.2          1,082.5          1,065.5
  Universal life and investment-type product
     policy fee income ...............................................        (2,741.7)        (2,252.7)        (1,889.3)
  Net change in broker-dealer and customer related
     receivables/payables ............................................            98.5            117.2           (347.4)
  Investment losses (gains), net .....................................             7.2            (46.9)           (55.4)
  Change in deferred policy acquisition costs ........................          (620.1)          (674.1)          (598.1)
  Change in future policy benefits ...................................            95.4             52.7             64.4
  Change in income taxes payable .....................................           532.9            425.9            340.5
  Change in accounts payable and accrued expenses ....................           102.6             85.5             23.7
  Change in segregated cash and securities, net ......................          (360.3)          (245.0)          (240.0)
  Minority interest in net income of consolidated subsidiaries .......           686.3            599.9            466.9
  Change in fair value of guaranteed minimum income
     benefit reinsurance contracts ...................................            (6.9)            14.8            (42.6)
  Amortization of deferred sales commissions .........................            95.5            100.4            132.0
  Other depreciation and amortization ................................           133.8            144.9            149.6
  Amortization of other intangible assets, net .......................            23.2             23.6             23.6
  (Gains) losses on disposal of discontinued operations ..............            (2.8)             1.9               --
  Other, net .........................................................            (5.0)           363.5           (134.6)
                                                                         --------------   --------------   --------------

Net cash provided by operating activities ............................           337.4            870.9             32.6
                                                                         --------------   --------------   --------------

Cash flows from investing activities:
  Maturities and repayments ..........................................         2,143.1          2,962.2          2,926.2
  Sales of investments ...............................................         2,356.5          1,536.9          2,432.9
  Purchases of investments ...........................................        (3,525.3)        (4,262.3)        (5,869.1)
  Change in short-term investments ...................................           107.0             65.6             13.8
  Decrease in loans to affiliates ....................................           400.0               --               --
  Increase in loans to affiliates ....................................          (650.0)              --               --
  Change in capitalized software, leasehold improvements
     and EDP equipment ...............................................          (205.0)          (146.1)          (101.2)
  Other, net .........................................................          (189.5)          (390.4)          (116.3)
                                                                         --------------   --------------   --------------

Net cash provided by (used in) investing activities ..................           436.8           (234.1)          (713.7)
                                                                         --------------   --------------   --------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                   (CONTINUED)

                                                                             2007             2006             2005
                                                                         --------------   --------------   --------------
                                                                                          (IN MILLIONS)

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits .........................................................   $     4,102.1    $     3,865.2    $     3,816.8
    Withdrawals from and transfers to Separate Accounts ..............        (3,831.7)        (3,569.1)        (2,779.1)
  Net change in short-term financings ................................           199.0            327.7               --
  Repayments of long-term debt .......................................              --           (400.0)          (400.0)
  Proceeds in loans from affiliates ..................................              --               --            325.0
  Shareholder dividends paid .........................................          (600.0)          (600.0)          (500.0)
  Other, net .........................................................          (592.6)          (206.5)          (417.3)
                                                                         --------------   --------------   --------------

Net cash (used in) provided by financing activities ..................          (723.2)          (582.7)            45.4
                                                                         --------------   --------------   --------------

Change in cash and cash equivalents ..................................            51.0             54.1           (635.7)
Cash and cash equivalents, beginning of year .........................         1,122.2          1,068.1          1,703.8
                                                                         --------------   --------------   --------------

Cash and Cash Equivalents, End of Year ...............................   $     1,173.2    $     1,122.2    $     1,068.1
                                                                         ==============   ==============   ==============

Supplemental cash flow information:
  Interest Paid ......................................................   $        52.6    $        59.9    $        74.5
                                                                         ==============   ==============   ==============
  Income Taxes Paid (Refunded) .......................................   $       178.1    $       (40.8)   $       146.5
                                                                         ==============   ==============   ==============


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)      ORGANIZATION

        AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

        The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        Insurance
        ---------

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Company's insurance business is conducted principally by AXA Equitable and its wholly owned life insurance subsidiary, AXA Life and Annuity Company ("AXA Life"), formerly The Equitable of Colorado.

        Investment Management
        ---------------------

        The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership, and its subsidiaries ("AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional investment services, including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, by means of separately managed accounts, sub-advisory relationships, structured products, group trusts, mutual funds and other investment vehicles, (b) retail, servicing individual investors, primarily by means of retail mutual funds, sub-advisory relationships in respect of mutual funds sponsored by third parties, separately managed account programs that are sponsored by various financial intermediaries worldwide, and other investment vehicles, (c) private clients, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities, by means of separately managed accounts, hedge funds, mutual funds, and other investment vehicles, and (d) institutional research by means of in-depth independent, fundamental research, portfolio strategy and brokerage-related services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formally known as Sanford C. Bernstein, Inc. ("Bernstein"), Sanford C. Bernstein & Co. LLC ("SCB LLC"), Sanford C. Bernstein Limited ("SCBL") and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located.

        In October 2000, AllianceBernstein acquired substantially all of the assets and liabilities of SCB Inc (the "Bernstein Acquisition"). Following a two-year lockout period that ended October 2002, the former Bernstein shareholders were permitted to exercise the right to sell private units in AllianceBernstein L.P. (the "AllianceBernstein Units") that were acquired in the Bernstein Acquisition to AXA Financial (the "AB Put"). On February 23, 2007, AXA Financial purchased a tranche of
        8.16 million AllianceBernstein Units pursuant to an exercise of the AB Put at a purchase price of approximately $745.7 million and recorded additional goodwill of $392.8 million and other intangible assets of $209.5 million. After this purchase, AXA Financial Group's beneficial ownership in AllianceBernstein increased by approximately 3.0% to 63.3%. Through December 31, 2007, the Company acquired 32.7 million AllianceBernstein Units pursuant to the AB Put at the aggregate market price of $1,631.1 million and recorded additional goodwill of $733.8 million and other intangible assets of $251.7 million. At December 31, 2007 and 2006, the Company's consolidated economic interest in AllianceBernstein was 45.5% and 45.6%, respectively. At December 31, 2007 and 2006, AXA Financial Group's beneficial ownership in AllianceBernstein was approximately 63.2% and 60.3%, respectively. Minority interest subject to redemption rights on the consolidated balance sheets represents the remaining private AllianceBernstein Units still held by former Bernstein shareholders. These 8.16 million private AllianceBernstein Units outstanding at December 31, 2007 may be sold to AXA Financial pursuant to the AB Put at the prevailing market price through October 2, 2009.


2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The preparation of the accompanying consolidated financial statements in conformity with generally accepted accounting principles in the United States of America ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

        At December 31, 2007 and 2006, respectively, the Insurance Group's General Account held $5.7 million and $5.8 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") 46(R), "Consolidation of Variable Interest Entities - Revised". At December 31, 2007 and 2006, respectively, as reported in the consolidated balance sheet, these investments included $4.7 million and $4.7 million of fixed maturities (collateralized debt and loan obligations) and $1.0 million and $1.1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2007 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

        Management of AllianceBernstein has reviewed its investment management agreements and its investments in and other financial arrangements with certain entities that hold client assets under management to determine the entities that AllianceBernstein is required to consolidate under FIN 46(R). These include certain mutual fund products, hedge funds, structured products, group trusts and limited partnerships.

        AllianceBernstein derived no direct benefit from client assets under management of these entities other than investment management fees and cannot utilize those assets in its operations.

        AllianceBernstein has significant variable interests in certain other VIEs with approximately $180.3 million in client assets under management. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments in and prospective investment management fees earned in these entities.

        All significant intercompany transactions and balances have been eliminated in consolidation. The years "2007," "2006" and "2005" refer to the years ended December 31, 2007, 2006 and 2005, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

        Accounting Changes
        ------------------

        Effective January 1, 2007, and as more fully described in Note 15 to the Consolidated Financial Statements, the Company adopted FIN 48, "Accounting for Uncertainty in Income Taxes," an interpretation that clarifies the recognition criteria and measurement of the economic benefits associated with tax positions taken or expected to be taken in a tax return. Under FIN 48, a tax benefit is recognized only if it is "more likely than not" to be sustained based on the technical merits of the position, assuming examination by the taxing authority, and is required to be measured at the largest amount of tax benefit that is more than 50% likely of being realized upon ultimate settlement, taking into consideration the amounts and probabilities of potential settlement outcomes. FIN 48 also addresses subsequent derecognition of tax positions, changes in the measurement of recognized tax positions, accrual and classification of interest and penalties, and accounting in interim periods. In addition, annual disclosures with respect to income taxes have been expanded by FIN 48 and require the inclusion of a tabular reconciliation of the total amounts of unrecognized tax benefits at the beginning and end of the reporting period. As a result of adopting FIN 48, the Company recognized a $44.8 million cumulative-effect adjustment that increased January 1, 2007 retained earnings reflecting a decrease in the amount of unrecognized tax benefits.

        On January 1, 2007, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts". The SOP requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC") and other related balances must be written off. The adoption of SOP 05-1 did not have a material impact on the Company's consolidated results of operations or financial position.

        On December 31, 2006, the Company implemented Statement of Financial Accounting Standards ("SFAS") No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," requiring employers to recognize the over or under funded status of such benefit plans as an asset or liability in the balance sheet for reporting periods ending after December 15, 2006 and to recognize subsequent changes in that funded status as a component of other comprehensive income. The funded status of a plan is measured as the difference between plan assets at fair value and the projected benefit obligation for pension plans or the benefit obligation for any other postretirement plan. SFAS No. 158 did not change the determination of net periodic benefit cost or its presentation in the statement of earnings. However, its requirements represent a significant change to previous accounting guidance that generally delayed recognition of certain changes in plan assets and benefit obligations in the balance sheet and only required disclosure of the complete funded status of the plans in the notes to the financial statements.

        As required by SFAS No. 158, the $449.5 million impact of initial adoption, net of income tax and minority interest, was reported as an adjustment to the December 31, 2006 balance of accumulated other comprehensive income in the accompanying consolidated financial statements. The consequent recognition of the funded status of its defined benefit pension and other postretirement plans at December 31, 2006 reduced total assets by approximately $684.2 million, due to the reduction of prepaid pension cost, and decreased total liabilities by approximately $234.7 million. The change in liabilities resulted from the $242.7 million decrease in income taxes payable partially offset by an increase of $12.0 million in benefit plan liabilities. See Note 12 of Notes to Consolidated Financial Statements for further information.

        SFAS No. 158 imposes an additional requirement, effective for fiscal years ending after December 15, 2008, to measure plan assets and benefit obligations as of the date of the employer's year-end balance sheet, thereby eliminating the option to elect an earlier measurement date alternative of not more than three months prior to that date, if used consistently each year. This provision of SFAS No. 158 will have no impact on the Company as it already uses a December 31 measurement date for all of its plan assets and benefits obligations.

        On January 1, 2006, the Company adopted SFAS No. 123(R), "Share-Based Payment". To effect its adoption, the Company elected the "modified prospective method" of transition. Under this method, prior-period results were not restated. Prior to the adoption of SFAS No. 123(R), The Company had elected to continue to account for stock-based compensation in accordance with Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and, as a result, the recognition of stock-based compensation expense generally was limited to amounts attributed to awards of restricted shares and various cash-settled programs such as stock appreciation rights. SFAS No. 123(R) requires the cost of all share-based payments to employees to be recognized in the financial statements based on their fair values, resulting in compensation expense for certain types of the Company's equity-classified award programs for which no cost previously would have been charged to net earnings under APB No. 25, most notably for employee options to purchase AXA American Depository Receipts ("ADRs") and AXA ordinary shares and for employee stock purchase plans prior to January 1, 2006. As a result of adopting SFAS No. 123(R) on January 1, 2006, consolidated earnings from continuing operations before income taxes and minority interest were $63.1 million and $46.9 million lower and consolidated net earnings were $36.7 million and $29.9 million lower for 2007 and 2006, respectively, than if these plans had continued to be accounted for under APB No. 25.

        Under the modified prospective method, the Company applied the measurement, recognition, and attribution requirements of SFAS No. 123(R) to stock-based compensation awards granted, modified, repurchased or cancelled on or after January 1, 2006. In addition, beginning in first quarter 2006, costs associated with unvested portions of outstanding employee stock option awards at January 1, 2006 that prior to adoption of SFAS No. 123(R) would have been reflected by the Company only in pro forma disclosures, were recognized in the consolidated statement of earnings over the awards' remaining future service-vesting periods. Liability-classified awards outstanding at January 1, 2006, such as performance units and stock appreciation rights, were remeasured to fair value. The remeasurement resulted in no adjustment to their intrinsic value basis, including the cumulative effect of differences between actual and expected forfeitures, primarily due to the de minimis time remaining to expected settlement of these awards.

        Effective with its adoption of SFAS No. 123(R), the Company elected the "short-cut" transition alternative for approximating the historical pool of windfall tax benefits available in shareholder's equity at January 1, 2006 as provided by the FASB in FASB Staff Position ("FSP") No. 123(R)-3, "Transition Election Related to Accounting For the Tax Effects of Share-Based Payment Awards". This historical pool represents the cumulative tax benefits of tax deductions for employee share-based payments in excess of compensation costs recognized under GAAP, either in the financial statements or in the pro forma disclosures. In the event that a shortfall of tax benefits occurs during a reporting period (i.e. tax deductions are less than the related cumulative compensation expense), the historical pool will be reduced by the amount of the shortfall. If the shortfall exceeds the amount of the historical pool, there will be a negative impact on the results of operations. In 2007 and 2006, additional windfall tax benefits resulted from employee exercises of stock option awards.

        On January 1, 2006, the Company adopted the provisions of SFAS No. 154, "Accounting Changes and Error Corrections," a replacement of APB No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements". SFAS No. 154 applies to all voluntary changes in accounting principle as well as to changes required by an accounting pronouncement that does not include transition provisions. To enhance comparability, this statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The cumulative effect of the change is reported in the carrying value of assets and liabilities as of the first period presented, with the offset applied to opening retained earnings. Each period presented is adjusted to show the period specific effects of the change. Only direct effects of the change will be retrospectively recognized; indirect effects will be recognized in the period of change. SFAS No. 154 carries forward without change APB No. 20's guidance for reporting the correction of an error and a change in accounting estimate as well as SFAS No. 3's provisions governing reporting accounting changes in interim financial statements. The adoption of SFAS No. 154 did not have an impact on the Company's results of operations or financial position.

        New Accounting Pronouncements
        -----------------------------

        On December 4, 2007, the FASB issued SFAS No. 141(R), "Business Combinations (revised 2007)". While retaining SFAS No. 141, "Business Combinations," requirement to use purchase accounting for all business combinations, SFAS No. 141(R)'s new rules include the following:
          o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control even if it has not acquired 100% of the target company,

        o Contingent considerations will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred, and
        o The requirements in SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities," must be met at the acquisition date in order to accrue for a restructuring plan.
        SFAS No. 141(R) is to be applied prospectively to acquisitions that occur in fiscal years beginning on or after December 15, 2008; early adoption is prohibited.

        Also on December 4, 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51". SFAS No. 160 will:
        o Recharacterize minority interests, currently classified within liabilities, as noncontrolling interests to be reported as a component of consolidated equity on the balance sheet,
        o Include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests, and
        o Account for increases and decreases in noncontrolling interests as equity transactions with any difference between proceeds of a purchase or issuance of noncontrolling interests being accounted for as a change to the controlling entity's equity instead of as current period gains/losses in the consolidated income statement. Only when the controlling entity loses control and deconsolidates a subsidiary will a gain or loss be recognized.
        SFAS No. 160 is also effective prospectively for fiscal years beginning on or after December 15, 2008 except for its specific transition provisions for retroactive adoption of the balance sheet and income statement presentation and disclosure requirements for existing minority interests. Management currently is assessing the impacts of adoption, including adjustments that will be required in the consolidated financial statements to conform the presentations of minority interest in the equity and net income of AllianceBernstein and the recognition of changes in the Company's ownership interest.

        In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities Including an amendment of FASB Statement No. 115". This statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. Management has elected not to adopt the fair value option as permitted by SFAS No. 159.

        In June 2007, the AICPA issued SOP 07-1 "Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies". The SOP provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The SOP addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity. SOP 07-1 was to have been effective for fiscal years beginning after December 15, 2007. On February 12, 2008, the FASB issued FSP SOP 07-1-1 that indefinitely delays the effective date of SOP 07-1. The delay is intended to allow the Board time to consider a number of significant issues relating to the implementation of SOP 07-1.

        On September 15, 2006, the FASB issued SFAS No. 157, "Fair Value Measurements". SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. It applies only to fair value measurements that are already required or permitted by other accounting standards, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The effect of adopting SFAS No. 157 due to the expected remeasurement of the fair value of the Guaranteed Minimum Income Benefit ("GMIB") reinsurance asset on January 1, 2008 is expected to result in a one-time net increase in the range of $50-100 million in 2008 net earnings.

       On February 12, 2008, the FASB issued FSP SFAS No. 157-2 that defers the effective date of SFAS No. 157 for one year for all non-financial assets and non-financial liabilities (including goodwill and other intangible assets) except for those items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). This deferral will delay until 2009 the application of SFAS No. 157 to the Company's annual impairment testing of goodwill and other intangible assets.

        Closed Block
        ------------

        As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Investments
        -----------

        The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary. The redeemable preferred stock investments reported in fixed maturities include real estate investment trusts ("REIT") perpetual preferred stock, other perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment (losses) gains, net.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships, investment companies and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under FIN 46(R) are consolidated; those in which the Company does not have control and a majority economic interest and those that do not meet FIN 46(R) requirements for consolidation are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Equity securities include common stock and non-redeemable preferred stock classified as either trading or available for sale securities, are carried at estimated fair value and are included in other equity investments.

        Trading securities, which include equity securities and fixed maturities, are carried at estimated fair value.

        Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees under which the Company or certain subsidiaries of the Company are named as beneficiaries under the policies. COLI is carried at the cash surrender value of the policies. At December 31, 2007 and 2006, the carrying value of COLI was $770.7 million and $701.6 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

        Short-term investments are stated at amortized cost, which approximates fair value, and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Derivatives
        -----------

        The Company primarily uses derivatives for asset/liability risk management, for hedging individual securities and certain equity exposures and to reduce its exposure to interest rate fluctuations on its long-term debt obligations. Various derivative instruments are used to achieve these objectives, including interest rate floors, futures and interest rate swaps. None of the derivatives were designated as qualifying hedges under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities".

        The Insurance Group issues certain variable annuity products with Guaranteed Minimum Death Benefit ("GMDB") and GMIB features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in GMIB benefits, in the event of election, being higher than what accumulated policyholders account balances would support. The Company currently utilizes a combination of futures contracts and interest rate swap and floor contracts to hedge such risks. However, for both GMDB and GMIB, the Company retains basis risk and risk associated with actual versus expected assumptions for mortality, lapse and election rate. The futures contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. In addition, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company. Reinsurance contracts covering GMIB exposure are considered derivatives under SFAS No. 133, and, therefore, are required to be reported in the balance sheet at their fair value. GMIB reinsurance fair values are reported in the consolidated balance sheets in Other assets. Changes in GMIB reinsurance fair values are reflected in Commissions, fees and other income in the consolidated statements of earnings. Since there is no readily available market for GMIB reinsurance contracts, the determination of their fair values is based on models which involve numerous estimates and subjective judgments including those regarding expected market rates of return and volatility, GMIB election rates, contract surrender rates and mortality experience. There can be no assurance that ultimate actual experience will not differ from management's estimates. See Note 8 of Notes to Consolidated Financial Statements.

        Margins on individual insurance and annuity contracts are affected by interest rate fluctuations. If interest rates fall, credited interest rates and dividends would be adjusted prospectively subject to competitive pressures. In addition, policies are subject to minimum rate guarantees. To hedge exposure to lower interest rates for these and other reasons, the Company may use interest rate floors.

        The Company is exposed to equity market fluctuations through investments in Separate Accounts. The Company may enter into exchange traded equity futures contracts to minimize such risk.

        The Company is exposed to counterparty risk attributable to hedging transactions entered into with counterparties. Exposure to credit risk is controlled with respect to each counterparty through a credit appraisal and approval process. Each counterparty is currently rated A+ or better by Moody's and Standard and Poor's rating agencies.

        All derivatives outstanding at December 31, 2007 and 2006 are recognized on the balance sheet at their fair values and all outstanding equity-based and treasury futures contracts were exchange-traded and are net settled daily. All gains and losses on derivative financial instruments other than the GMIB reinsurance contracts are reported in Net investment income.

        Net Investment Income, Investment (Losses) Gains, Net and Unrealized
        --------------------------------------------------------------------
        Investment Gains (Losses)
        -------------------------

        Net investment income and realized investment gains (losses), net (together, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment (losses) gains, net.

        Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to certain pension operations principally consisting of group non-participating wind-up annuity products ("Wind-up Annuities"), Closed Block policyholders dividend obligation and DAC related to universal life and investment-type products and participating traditional life contracts.

        Fair Value of Other Financial Instruments
        -----------------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2007 and 2006.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The fair values for variable deferred annuities and single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        DAC
        ---

        Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. A decrease in expected gross profits would accelerate DAC amortization. Conversely, an increase in expected gross profits would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. Currently, the average gross long-term annual return estimate is 9.0% (6.7% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% ((2.3%) net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2007, current projections of future average gross market returns assume a 1.8% return for 2008, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9.0% after 6 quarters.

        In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

        Other significant assumptions underlying gross profit estimates relate to contract persistency and general account investment spread.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2007, the average rate of assumed investment yields, excluding policy loans, was 6.5% grading to 6.25% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        Contractholder Bonus Interest Credits
        -------------------------------------

        Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        AXA Equitable issues certain variable annuity products with a GMDB feature, guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum withdrawal benefits for life ("WBL"). AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

        For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.0% to 10.9% for life insurance liabilities and from 2.35% to 8.7% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

        At December 31, 2007, participating policies, including those in the Closed Block, represent approximately 3.8% ($28.43 billion) of directly written life insurance in-force, net of amounts ceded.

        Separate Accounts
        -----------------

        Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not readily available, at estimated fair values as determined by the Insurance Group. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2007, 2006 and 2005, investment results of such Separate Accounts were gains of $10,028.6 million, $5,689.1 million and $3,409.5 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

        The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

        Recognition of Investment Management Revenues and Related Expenses
        ------------------------------------------------------------------

        Commissions, fees and other income principally include Investment Management advisory and service fees. Investment Management advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC, for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the related investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as revenue at the end of each measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for in-depth research and other services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein mutual funds sold without a front-end sales charge are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years, the periods of time during which the deferred sales commissions are generally recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received.

        AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC is based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

        Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the one-year, three-year and five-year periods ended December 31, 2007. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

        Goodwill and Other Intangible Assets
        ------------------------------------

        Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. Goodwill is tested annually for impairment.

        Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

        Other Accounting Policies
        -------------------------

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

        AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Discontinued operations include real estate held-for-sale.

        Real estate investments meeting the following criteria are classified as real estate held-for-sale:
        o Management having the authority to approve the action commits the organization to a plan to sell the property.
        o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.
        o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
        o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
        o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
        o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

        Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

        Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2007 were not significant.


3)     INVESTMENTS

        Fixed Maturities and Equity Securities
        --------------------------------------

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                 GROSS           GROSS
                                                AMORTIZED      UNREALIZED      UNREALIZED       ESTIMATED
                                                  COST           GAINS           LOSSES        FAIR VALUE
                                              -------------   -------------   -------------   -------------
                                                                       (IN MILLIONS)

        DECEMBER 31, 2007
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate .....................   $    22,340.2   $       623.7   $       539.6   $    22,424.3
            Mortgage-backed ...............         1,215.4             3.9            15.9         1,203.4
            U.S. Treasury, government
              and agency securities .......         1,320.6            63.2             1.1         1,382.7
            States and political
              subdivisions ................           169.8            16.7              .6           185.9
            Foreign governments ...........           237.0            41.9              --           278.9
            Redeemable preferred stock ....         1,730.7            51.3            97.7         1,684.3
                                              -------------   -------------   -------------   -------------
              Total Available for Sale ....   $    27,013.7   $       800.7   $       654.9   $    27,159.5
                                              =============   =============   =============   =============

        Equity Securities:
          Available for sale ..............   $        25.1   $          .8   $          .1   $        25.8
          Trading securities ..............           482.2             8.7            23.8           467.1
                                              -------------   -------------   -------------   -------------
        Total Equity Securities ...........   $       507.3   $         9.5   $        23.9   $       492.9
                                              =============   =============   =============   =============

        December 31, 2006
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate .....................   $    23,023.3   $       690.4   $       264.5   $    23,449.2
            Mortgage-backed ...............         1,931.1             2.7            38.3         1,895.5
            U.S. Treasury, government
              and agency securities .......         1,284.3            29.9            10.4         1,303.8
            States and political
              subdivisions ................           170.2            17.3              .9           186.6
            Foreign governments ...........           219.2            38.1              .3           257.0
            Redeemable preferred stock ....         1,879.8            78.8            19.6         1,939.0
                                              -------------   -------------   -------------   -------------
              Total Available for Sale ....   $    28,507.9   $       857.2   $       334.0   $    29,031.1
                                              =============   =============   =============   =============

        Equity Securities:
          Available for sale ..............   $        95.7   $         2.2   $          .9   $        97.0
          Trading securities ..............           408.0            35.4             9.9           433.5
                                              -------------   -------------   -------------   -------------
        Total Equity Securities ...........   $       503.7   $        37.6   $        10.8   $       530.5
                                              =============   =============   =============   =============

        At December 31, 2007 and 2006 respectively, the Company had trading fixed maturities with an amortized cost of $105.3 million and $30.5 million and carrying value of $106.2 million and $31.6 million. Gross unrealized gains on trading fixed maturities were $0.1 million and $0.5 million for 2007 and 2006, respectively.

        The Company determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

        The contractual maturity of bonds at December 31, 2007 is shown below:

                                                                                          AVAILABLE FOR SALE
                                                                                      ---------------------------
                                                                                       AMORTIZED      ESTIMATED
                                                                                          COST        FAIR VALUE
                                                                                      ------------   ------------
                                                                                             (IN MILLIONS)

        Due in one year or less ...................................................   $      783.5   $      789.8
        Due in years two through five .............................................        7,393.4        7,668.3
        Due in years six through ten ..............................................        8,928.7        8,855.0
        Due after ten years .......................................................        6,962.0        6,958.7
                                                                                      ------------   ------------
            Subtotal ..............................................................       24,067.6       24,271.8
        Mortgage-backed securities ................................................        1,215.4        1,203.4
                                                                                      ------------   ------------
        Total .....................................................................   $   25,283.0   $   25,475.2
                                                                                      ============   ============

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio. This review process includes a quarterly review of certain assets by the Insurance Group's Investments Under Surveillance Committee that evaluates whether any investments are other than temporarily impaired. Based on the analysis, a determination is made as to the ability of the issuer to service its debt obligations on an ongoing basis. If this ability is deemed to be other than temporarily impaired, then the appropriate provisions are taken.

        The following table discloses the 1,369 issues of fixed maturities that have been in a continuous unrealized loss position for less than a twelve month period and greater than a twelve month period as of December 31, 2007:

                                    LESS THAN 12 MONTHS            12 MONTHS OR LONGER                   TOTAL
                              -----------------------------   -----------------------------   -----------------------------
                                                  GROSS                          GROSS                           GROSS
                                ESTIMATED      UNREALIZED       ESTIMATED      UNREALIZED       ESTIMATED      UNREALIZED
                                FAIR VALUE       LOSSES        FAIR VALUE        LOSSES        FAIR VALUE        LOSSES
                              -------------   -------------   -------------   -------------   -------------   -------------
                                                                    (IN MILLIONS)

   Fixed Maturities:
     Corporate ............   $     4,424.5   $       286.4   $     4,786.7   $       253.2   $     9,211.2   $       539.6
     Mortgage-backed ......            29.1              .1           967.9            15.8           997.0            15.9
     U.S. Treasury,
       government and
       agency securities ..           105.6              .3           127.2              .8           232.8             1.1
     States and political
       subdivisions .......              --              --            22.6              .6            22.6              .6
     Foreign governments ..             2.0              --             5.0              --             7.0              --
     Redeemable
       preferred stock ....           510.2            47.7           528.8            50.0         1,039.0            97.7
                              -------------   -------------   -------------   -------------   -------------   -------------

   Total Temporarily
     Impaired Securities ..   $     5,071.4   $       334.5   $     6,438.2   $       320.4   $    11,509.6   $       654.9
                              =============   =============   =============   =============   =============   =============

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting primarily of public high yield bonds. These corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2007, approximately $580.8 million or 2.2% of the $27,013.7 million aggregate amortized cost of fixed maturities held by the Company was considered to be other than investment grade.

        The Insurance Group does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Insurance Group's fixed maturity investment portfolio includes Residential Mortgage Backed Securities ("RMBS") backed by subprime and Alt-A residential mortgages. RMBS are securities whose cash flows are backed by the principal and interest payments from a set of residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages consist of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and /or inadequate documentation of the borrowers' income. At December 31, 2007, the Insurance Group owned $73.6 million in RMBS backed by subprime residential mortgage loans, approximately 95% rated AAA, and $50.0 million in RMBS backed by Alt-A residential mortgage loans, approximately 96% rated AAA. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

        At December 31, 2007, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $0.1 million.

        Mortgage Loans
        --------------

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $65.0 million at December 31, 2006; there were no restructured mortgages at December 31, 2007. Gross interest income on such loans included in net investment income aggregated $3.9 million, $4.1 million and $5.0 million in 2007, 2006 and 2005, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $3.3 million, $4.8 million and $6.0 million in 2007, 2006 and 2005, respectively.

        Impaired mortgage loans along with the related investment valuation allowances for losses follow:

                                                                                               DECEMBER 31,
                                                                                      -----------------------------
                                                                                         2007             2006
                                                                                      -------------   -------------
                                                                                             (IN MILLIONS)

        Impaired mortgage loans with investment valuation allowances ..............   $       11.4    $       76.8
        Impaired mortgage loans without investment valuation allowances ...........             --              .1
                                                                                      -------------   -------------
        Recorded investment in impaired mortgage loans ............................           11.4            76.9
        Investment valuation allowances ...........................................           (1.4)          (11.3)
                                                                                      -------------   -------------
        Net Impaired Mortgage Loans ...............................................   $       10.0    $       65.6
                                                                                      =============   =============


        During 2007, 2006 and 2005, respectively, the Company's average recorded investment in impaired mortgage loans was $49.1 million, $78.8 million and $91.2 million. Interest income recognized on these impaired mortgage loans totaled $4.5 million, $4.5 million and $8.9 million for 2007, 2006 and 2005, respectively.

        Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2007 and 2006, respectively, the carrying value of mortgage loans on real estate that had been classified as nonaccrual loans was $10.0 million and $65.5 million.

        Equity Real Estate
        ------------------

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2007 and 2006, the Company owned $113.0 million and $204.8 million, respectively, of real estate acquired in satisfaction of debt. During 2007, 2006 and 2005, no real estate was acquired in satisfaction of debt.

        Accumulated depreciation on real estate was $179.7 million and $168.5 million at December 31, 2007 and 2006, respectively. Depreciation expense on real estate totaled $14.3 million, $18.3 million and $19.1 million for 2007, 2006 and 2005, respectively.

        Valuation Allowances for Mortgage Loans and Equity Real Estate
        --------------------------------------------------------------

        Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:

                                                                                      2007             2006             2005
                                                                                 --------------   --------------   --------------
                                                                                                  (IN MILLIONS)

        Balances, beginning of year ..........................................   $        21.0    $        11.8    $        11.3
        Additions charged to income ..........................................            20.9             10.1              3.6
        Deductions for writedowns and
          asset dispositions .................................................           (40.5)             (.9)            (3.1)
                                                                                 --------------   --------------   --------------
        Balances, End of Year ................................................   $         1.4    $        21.0    $        11.8
                                                                                 ==============   ==============   ==============

        Balances, end of year comprise:
          Mortgage loans on real estate ......................................   $         1.4    $        11.3    $        11.8
          Equity real estate .................................................              --              9.7               --
                                                                                 --------------   --------------   --------------
        Total ................................................................   $         1.4    $        21.0    $        11.8
                                                                                 ==============   ==============   ==============

        Equity Method Investments
        -------------------------

        Included in other equity investments, are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,607.9 million and $1,272.2 million, respectively, at December 31, 2007 and 2006. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $59.7 million and $70.9 million, respectively, at December 31, 2007 and 2006. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $237.1 million, $169.6 million and $157.2 million, respectively, for 2007, 2006 and 2005.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (4 and 6 individual ventures at December 31, 2007 and 2006, respectively) and the Company's carrying value and equity in net earnings for those real estate joint ventures and limited partnership interests:

                                                                                               DECEMBER 31,
                                                                                      ---------------------------
                                                                                          2007            2006
                                                                                      ------------   ------------
                                                                                             (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost ...........................   $      391.3   $      421.7
        Investments in securities, generally at estimated fair value ..............           99.3           94.6
        Cash and cash equivalents .................................................            2.4            9.7
        Other assets ..............................................................             --           22.3
                                                                                      ------------   ------------
        Total Assets ..............................................................   $      493.0   $      548.3
                                                                                      ============   ============

        Borrowed funds - third party ..............................................   $      273.1   $      278.1
        Other liabilities .........................................................            4.8            6.8
                                                                                      ------------   ------------
        Total liabilities .........................................................          277.9          284.9
                                                                                      ------------   ------------

        Partners' capital .........................................................          215.1          263.4
                                                                                      ------------   ------------
        Total Liabilities and Partners' Capital ...................................   $      493.0   $      548.3
                                                                                      ============   ============

        The Company's Carrying Value in These Entities Included Above .............   $       79.5   $       78.7
                                                                                      ============   ============


                                                                                      2007            2006              2005
                                                                                 --------------   --------------   --------------
                                                                                                  (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures ...............................   $        77.5    $        88.5    $        98.2
        Net revenues of other limited partnership interests ..................            15.3             (1.3)             6.3
        Interest expense - third party .......................................           (18.2)           (18.5)           (18.2)
        Other expenses .......................................................           (43.8)           (53.7)           (62.2)
                                                                                 --------------   --------------   --------------
        Net Earnings .........................................................   $        30.8    $        15.0    $        24.1
                                                                                 ==============   ==============   ==============

        The Company's Equity in Net Earnings of These
          Entities Included Above ............................................   $        24.6    $        14.4    $        11.6
                                                                                 ==============   ==============   ==============


        Derivatives
        -----------

        At December 31, 2007, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $189.9 million. At December 31, 2007, the Company had open exchange-traded futures positions on the 10-year U.S. Treasury Note, having initial margin requirements of $12.3 million. At that same date, the Company had open exchange-trade future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $53.0 million. All contracts are net cash settled daily.

        The outstanding notional amounts of derivative financial instruments purchased and sold at December 31, 2007 and 2006 were:

                                                                                              DECEMBER 31,
                                                                                      ---------------------------
                                                                                          2007           2006
                                                                                      ------------   ------------
                                                                                             (IN MILLIONS)
        Notional Amount by Derivative Type:
           Options:
               Floors .............................................................   $     27,000   $     32,000
               Exchange traded U.S. Treasuries, and equity index futures ..........          6,241          3,536
               Interest rate swaps ................................................            125             --
                                                                                      ------------   ------------
           Total ..................................................................   $     33,366   $     35,536
                                                                                      ============   ============


        At December 31, 2007 and 2006 and during the years then ended, no significant financial instruments contained implicit or explicit terms that met the definitions of an embedded derivative component that needed to be separated from the host contract and accounted for as a derivative under the provisions of SFAS No. 133.


4)      GOODWILL AND OTHER INTANGIBLE ASSETS

        The carrying value of goodwill related to the AllianceBernstein totaled $3.4 billion at December 31, 2007 and 2006.

        The gross carrying amount of AllianceBernstein related intangible assets were $556.2 million and $563.7 million at December 31, 2007 and 2006, respectively and the accumulated amortization of these intangible assets were $243.7 million and $232.1 million at December 31, 2007 and 2006, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $23.5 million, $23.6 million and $23.5 million for 2007, 2006 and 2005, respectively.

        At December 31, 2007 and 2006, respectively, net deferred sales commissions totaled $183.6 million and $194.9 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions based on the December 31, 2007 net balance for each of the next five years is $35.6 million, $29.9 million, $24.9 million, $20.2 million and $16.7 million.


5)      FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

        The carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6, 10 and 16 of Notes to Consolidated Financial Statements are presented below:

                                                                               DECEMBER 31,
                                                      -------------------------------------------------------------
                                                                 2007                            2006
                                                      -----------------------------   -----------------------------
                                                        CARRYING        ESTIMATED       Carrying       Estimated
                                                         VALUE         FAIR VALUE        Value         Fair Value
                                                      -------------   -------------   -------------   -------------
                                                                               (IN MILLIONS)

        Consolidated:
        -------------
        Mortgage loans on real estate .........       $     3,730.6   $     3,766.9   $     3,240.7   $     3,285.7
        Other limited partnership interests....             1,607.9         1,607.9         1,260.1         1,260.1
        Policyholders liabilities:
          Investment contracts ................             3,817.8         3,878.9         4,708.7         4,772.6
        Long-term debt ........................               199.8           224.6           199.8           229.7

        Closed Block:
        -------------
        Mortgage loans on real estate .........       $     1,099.3   $     1,111.4   $       809.4   $       827.8
        Other equity investments ..............                 3.6             3.6             2.2             2.2
        SCNILC liability ......................                 9.2             9.2            10.4            10.3

        Wind-up Annuities:
        ------------------
        Mortgage loans on real estate .........       $         2.2   $         2.3   $         2.9   $         3.0
        Other equity investments ..............                 1.6             1.6             2.3             2.3
        Guaranteed interest contracts .........                 5.5             5.8             5.8             6.0

6)      CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                              DECEMBER 31,
                                                                                      ---------------------------
                                                                                          2007           2006
                                                                                      ------------   ------------
                                                                                           (IN MILLIONS)

        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other .........   $    8,657.3   $    8,759.5
        Policyholder dividend obligation ..........................................             --            3.2
        Other liabilities .........................................................          115.2           29.1
                                                                                      ------------   ------------
        Total Closed Block liabilities ............................................        8,772.5        8,791.8
                                                                                      ------------   ------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at estimated fair value
           (amortized cost of $5,816.6 and $5,967.6) ..............................        5,825.6        6,019.4
        Mortgage loans on real estate .............................................        1,099.3          809.4
        Policy loans ..............................................................        1,197.5        1,233.1
        Cash and other invested assets ............................................            4.7            6.8
        Other assets ..............................................................          240.1          286.2
                                                                                      ------------   ------------
        Total assets designated to the Closed Block ...............................        8,367.2        8,354.9
                                                                                      ------------   ------------

        Excess of Closed Block liabilities over assets designated to
           the Closed Block .......................................................          405.3          436.9

        Amounts included in accumulated other comprehensive income:
           Net unrealized investment gains, net of deferred income tax expense of $3.2 and $17.0 and policyholder dividend
             obligation of $0 and $3.2 ............................................            5.9           31.6
                                                                                      ------------   ------------

        Maximum Future Earnings To Be Recognized From Closed Block
           Assets and Liabilities .................................................   $      411.2   $      468.5
                                                                                      ============   ============

        Closed Block revenues and expenses as follow:

                                                                                     2007             2006             2005
                                                                                 --------------   --------------   --------------
                                                                                                  (IN MILLIONS)

        REVENUES:
        Premiums and other income ............................................   $       409.6    $       428.1    $       449.3
        Investment income (net of investment
           expenses of $.2, $.1, and $0) .....................................           501.8            520.2            525.9
        Investment gains, net ................................................             7.9              1.7              1.2
                                                                                 --------------   --------------   --------------
        Total revenues .......................................................           919.3            950.0            976.4
                                                                                 --------------   --------------   --------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends ................................           828.2            852.2            842.5
        Other operating costs and expenses ...................................             2.7              3.0              3.4
                                                                                 --------------   --------------   --------------
        Total benefits and other deductions ..................................           830.9            855.2            845.9
                                                                                 --------------   --------------   --------------

        Net revenues before income taxes .....................................            88.4             94.8            130.5
        Income tax expense ...................................................           (31.0)           (31.1)           (45.6)
                                                                                 --------------   --------------   --------------
        Net Revenues .........................................................   $        57.4    $        63.7    $        84.9
                                                                                 ==============   ==============   ==============

        Reconciliation of the policyholder dividend obligation follows:

                                                                                              DECEMBER 31,
                                                                                      -----------------------------
                                                                                          2007             2006
                                                                                      -------------   -------------
                                                                                              (IN MILLIONS)

        Balance at beginning of year ..............................................   $        3.2    $       73.7
        Increase in unrealized investment losses ..................................           (3.2)          (70.5)
                                                                                      -------------   -------------
        Balance at End of Year ....................................................   $         --    $        3.2
                                                                                      =============   =============

        There were no impaired mortgage loans at December 31, 2007. Impaired mortgage loans along with the related investment valuation allowances at December 31, 2006 follow:

                                                                                      December 31,
                                                                                         2006
                                                                                   -----------------
                                                                                     (In Millions)

        Impaired mortgage loans with investment valuation allowances...........    $           17.8
        Impaired mortgage loans without investment valuation allowances........                  .1
                                                                                   -----------------
        Recorded investment in impaired mortgage loans.........................                17.9
        Investment valuation allowances........................................                (7.3)
                                                                                   -----------------
        Net Impaired Mortgage Loans............................................    $           10.6
                                                                                   =================

        During 2007, 2006 and 2005, the Closed Block's average recorded investment in impaired mortgage loans was $36.3 million, $59.9 million and $61.0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3.9 million, $3.3 million and $4.1 million for 2007, 2006 and 2005, respectively.

        Valuation allowances amounted to $7.3 million on mortgage loans on real estate at December 31, 2006; there were no valuation allowances on mortgage loans at December 31, 2007. Writedowns of fixed maturities amounted to $3.0 million, $1.4 million and $7.7 million for 2007, 2006 and 2005, respectively.


7)      CONTRACTHOLDER BONUS INTEREST CREDITS

        Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                                                              DECEMBER 31,
                                                                                      -----------------------------
                                                                                          2007            2006
                                                                                      -------------   -------------
                                                                                             (IN MILLIONS)

        Balance, beginning of year ................................................   $      650.7    $      555.0
        Contractholder bonus interest credits deferred ............................          174.7           155.4
        Amortization charged to income ............................................          (71.2)          (59.7)
                                                                                      -------------   -------------
        Balance, End of Year ......................................................   $      754.2    $      650.7
                                                                                      =============   =============

8)      GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

        A) Variable Annuity Contracts - GMDB and GMIB
           ------------------------------------------

        The Company has certain variable annuity contracts with GMDB and GMIB features in-force that guarantee one of the following:

        o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

        o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

        o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

        o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or annual reset.

        The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities:

                                                                                      GMDB             GMIB             TOTAL
                                                                                 --------------   --------------   --------------
                                                                                                  (IN MILLIONS)
        Balance at January 1, 2005 ...........................................   $        67.6    $       117.6    $       185.2
          Paid guarantee benefits ............................................           (39.6)            (2.2)           (41.8)
          Other changes in reserve ...........................................            87.2             58.2            145.4
                                                                                 --------------   --------------   --------------
        Balance at December 31, 2005 .........................................           115.2            173.6            288.8
          Paid guarantee benefits ............................................           (31.6)            (3.3)           (34.9)
          Other changes in reserve ...........................................            80.1             58.0            138.1
                                                                                 --------------   --------------   --------------
        Balance at December 31, 2006 .........................................           163.7            228.3            392.0
          Paid guarantee benefits ............................................           (30.6)            (2.7)           (33.3)
          Other changes in reserve ...........................................           120.0             84.3            204.3
                                                                                 --------------   --------------   --------------
        Balance at December 31, 2007 .........................................   $       253.1    $       309.9    $       563.0
                                                                                 ==============   ==============   ==============


        Related GMDB reinsurance ceded amounts were:

                                                                GMDB
                                                            --------------

        Balance at January 1, 2005......................... $        10.3
          Paid guarantee benefits..........................         (12.1)
          Other changes in reserve.........................          24.5
                                                            --------------
        Balance at December 31, 2005.......................          22.7
          Paid guarantee benefits..........................          (9.1)
          Other changes in reserve.........................          10.0
                                                            --------------
        Balance at December 31, 2006.......................          23.6
          Paid guarantee benefits..........................          (7.6)
          Other changes in reserve.........................          11.5
                                                            --------------
        Balance at December 31, 2007....................... $        27.5
                                                            ==============

        The December 31, 2007 values for those variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:


                                                     RETURN
                                                       OF
                                                     PREMIUM       RATCHET       ROLL-UP         COMBO          TOTAL
                                                   -----------   -----------   -----------    -----------    -----------
                                                                           (DOLLARS IN MILLIONS)
        GMDB:
        -----
          Account values invested in:
             General Account ...................   $    10,563   $       375   $       310    $       747    $    11,995
             Separate Accounts .................   $    28,826   $     8,493   $     7,279    $    31,078    $    75,676
          Net amount at risk, gross ............   $       234   $       234   $     1,404    $       557    $     2,429
          Net amount at risk, net of
             amounts reinsured .................   $       234   $       183   $       853    $       557    $     1,827
          Average attained age of
             contractholders ...................          49.3          61.5          65.3           61.6           52.8
          Percentage of contractholders
             over age 70 ........................          7.3%         23.5%         37.1%          21.6%          12.1%
          Range of contractually specified
             interest rates ....................           N/A           N/A          3%-6%      3% - 6.5%

        GMIB:
        -----
          Account values invested in:
             General Account ...................           N/A           N/A   $        70    $       989    $     1,059
             Separate Accounts .................           N/A           N/A   $     4,640    $    41,712    $    46,352
          Net amount at risk, gross ............           N/A           N/A   $       274    $        --    $       274
          Net amount at risk, net of
             amounts reinsured .................           N/A           N/A   $        71    $        --    $        71
          Weighted average years remaining
             until earliest annuitization ......           N/A           N/A           2.0            8.1            7.4
          Range of contractually specified
             interest rates ....................           N/A           N/A       3% - 6%      3% - 6.5%


        B) Separate Account Investments by Investment Category Underlying GMDB
           -------------------------------------------------------------------
        and GMIB Features
        -----------------

        The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option which is part of the General Account and variable investment options which invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                              DECEMBER 31,
                                                                                      ---------------------------
                                                                                          2007            2006
                                                                                      ------------   ------------
                                                                                             (IN MILLIONS)

        GMDB:
           Equity .................................................................   $     48,587   $     42,885
           Fixed income ...........................................................          4,392          4,438
           Balanced ...............................................................         20,546         14,863
           Other ..................................................................          2,151          2,121
                                                                                      ------------   ------------
           Total ..................................................................   $     75,676   $     64,307
                                                                                      ============   ============

        GMIB:
           Equity .................................................................   $     27,831   $     22,828
           Fixed income ...........................................................          2,687          2,727
           Balanced ...............................................................         14,816         10,439
           Other ..................................................................          1,018            990
                                                                                      ------------   ------------
           Total ..................................................................   $     46,352   $     36,984
                                                                                      ============   ============


        C) Hedging Programs for GMDB and GMIB Features
           -------------------------------------------

        In 2003, the Company initiated a program intended to provide an economic hedge against certain risks associated with the GMDB feature of the Accumulator(R) series of variable annuity products sold beginning April 2002. In 2004, the program was expanded to provide an economic hedge against certain risks associated with the GMIB feature of the Accumulator(R) series of variable annuity products sold beginning 2004. This program currently utilizes a combination of exchange-traded futures contracts and interest rate swap and floor contracts that are dynamically managed in an effort to reduce the economic impact of unfavorable changes in GMDB and GMIB exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges such economic risks on products sold from 2001 forward to the extent such risks are not reinsured. At December 31, 2007, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $55,746 million and $744 million, respectively, with the GMDB feature and $35,220 million and zero million, respectively, with the GMIB feature.

        These programs do not qualify for hedge accounting treatment under SFAS No. 133. Therefore, SFAS No. 133 requires gains or losses on the futures contracts used in these programs, including current period changes in fair value, to be recognized in investment income in the period in which they occur, and may contribute to earnings volatility.

        D)  Variable and Interest-Sensitive Life Insurance Policies - No Lapse
            ------------------------------------------------------------------
            Guarantee
            ---------

        The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

        The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:

                                                                                    DIRECT        REINSURANCE
                                                                                   LIABILITY         CEDED              NET
                                                                                 -------------   --------------   -------------
                                                                                                 (IN MILLIONS)

        Balance at January 1, 2005 ...........................................   $        20.5   $        (6.1)   $        14.4
          Other changes in reserve ...........................................            14.3           (14.3)              --
                                                                                 -------------    -------------   -------------
        Balance at December 31, 2005 .........................................            34.8           (20.4)            14.4
           Other changes in reserve ..........................................            32.0           (27.5)             4.5
                                                                                 -------------    -------------   -------------
        Balance at December 31, 2006 .........................................            66.8           (47.9)            18.9
           Other changes in reserve ..........................................            68.2           (59.7)             8.5
                                                                                 -------------    -------------   -------------
        Balance at December 31, 2007 .........................................   $       135.0   $      (107.6)   $        27.4
                                                                                 =============   ==============   =============


9)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. For certain segments of its business, the Insurance Group ceded 40% of the business underwritten by AXA Equitable on a guaranteed or simplified issue basis was ceded on a yearly renewable term basis. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases. Likewise, certain risks that would otherwise be reinsured on a proportional basis have been retained.

        At December 31, 2007, the Company had reinsured in the aggregate approximately 24.8% of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 74.1% of its current liability exposure resulting from the GMIB feature. See Note 8 of Notes to Consolidated Financial Statements.

        Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives under SFAS No. 133, at December 31, 2007 and 2006 were $124.7 million and $117.8 million, respectively. The increase (decrease) in estimated fair value was $6.9 million, $(14.8) million and $42.6 million for 2007, 2006 and 2005, respectively.

        At December 31, 2007 and 2006, respectively, reinsurance recoverables related to insurance contracts amounted to $2.89 billion and $2.69 billion. Reinsurance payables related to insurance contracts totaling $58.7 million and $54.2 million are included in other liabilities in the consolidated balance sheets.

        The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $239.6 million and $262.6 million at December 31, 2007 and 2006, respectively.

        The Insurance Group also cedes a portion of its extended term insurance and paid up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

        The Insurance Group has also assumed accident, health, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2007 and 2006 were $642.8 million and $639.3 million, respectively.

        The following table summarizes the effect of reinsurance (excluding group life and health):

                                                                                     2007             2006              2005
                                                                                 --------------   --------------   --------------
                                                                                                  (IN MILLIONS)

        Direct premiums ......................................................   $       855.1    $       858.6    $       912.6
        Reinsurance assumed ..................................................           193.0            188.4            162.5
        Reinsurance ceded ....................................................          (243.2)          (229.2)          (193.4)
                                                                                 --------------   --------------   --------------
        Premiums .............................................................   $       804.9    $       817.8    $       881.7
                                                                                 ==============   ==============   ==============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded ............................................   $       153.9    $        99.0    $       118.4
                                                                                 ==============   ==============   ==============
        Policyholders' Benefits Ceded ........................................   $       510.7    $       387.5    $       304.1
                                                                                 ==============   ==============   ==============
        Interest Credited to Policyholders' Account
          Balances Ceded .....................................................   $        56.1    $        53.8    $        50.9
                                                                                 ==============   ==============   ==============


        Individual Disability Income and Major Medical
        ----------------------------------------------

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $94.3 million and $92.9 million at December 31, 2007 and 2006, respectively. At December 31, 2007 and 2006, respectively, $1,040.9 million and $1,032.4 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized as follows:

                                                                                     2007            2006             2005
                                                                                 -------------   -------------   -------------
                                                                                                 (IN MILLIONS)

        Incurred benefits related to current year ............................   $        32.9   $        35.8   $        35.6
        Incurred benefits related to prior years .............................            13.2             9.9            50.3
                                                                                 -------------   -------------   -------------
        Total Incurred Benefits ..............................................   $        46.1   $        45.7   $        85.9
                                                                                 =============   =============   =============

        Benefits paid related to current year ................................   $        11.9   $        14.0   $        14.8
        Benefits paid related to prior years .................................            32.8            30.0            44.7
                                                                                 -------------   -------------   -------------
        Total Benefits Paid ..................................................   $        44.7   $        44.0   $        59.5
                                                                                 =============   =============   =============



10)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                              DECEMBER 31,
                                                                                      ---------------------------
                                                                                           2007           2006
                                                                                      ------------   ------------
                                                                                             (IN MILLIONS)

        Short-term debt:
        Promissory note (with interest rates of 5.16% and 5.27%) ..................   $      248.3   $      248.3
        AllianceBernstein commercial paper ........................................          533.9          334.9
                                                                                      ------------   ------------
            Total short-term debt .................................................          782.2          583.2
                                                                                      ------------   ------------

        Long-term debt:
        AXA Equitable:
          Surplus Notes, 7.70%, due 2015 ..........................................          199.8          199.8
                                                                                      ------------   ------------
            Total long-term debt ..................................................          199.8          199.8
                                                                                      ------------   ------------

        Total Short-term and Long-term Debt .......................................   $      982.0   $      783.0
                                                                                      ============   ============

        Short-term Debt
        ---------------

        On July 9, 2004, AXA and certain of its subsidiaries, including AXA Financial, entered into a (euro)3.5 billion global revolving credit facility which matures July 9, 2009, with a group of 30 commercial banks and other lenders. Under the terms of the revolving credit facility, up to $500.0 million is available to AXA Financial for general corporate purposes.

        AXA Equitable has a $350.0 million, one-year promissory note, of which $101.7 million is included within Wind-up Annuities. The promissory note, which matures in March 2008, is related to wholly owned real estate. Certain terms of the promissory note, such as interest rate and maturity date, are negotiated annually. At December 31, 2007 and 2006, AXA Equitable had pledged real estate of $322.0 million and $326.0 million, respectively, as collateral for the promissory note.

        In February 2006, AllianceBernstein entered into an $800.0 million five-year revolving credit facility with a group of commercial banks and other lenders. In November 2007, AllianceBernstein increased the revolving credit facility by $200.0 million. The revolving credit facility is intended to provide back-up liquidity for AllianceBernstein's commercial paper program, which increased from $425.0 million to $800.0 million in May 2006. Under the revolving credit facility, the interest rate, at the option of AllianceBernstein, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds rate. The revolving credit facility contains covenants that, among other things, require AllianceBernstein to meet certain financial ratios. AllianceBernstein was in compliance with the covenants as of December 31, 2007.

        As of December 31, 2007, AllianceBernstein maintained a $100.0 million extendible commercial notes ("ECN") program as a supplement to AllianceBernstein's commercial paper program. ECNs are short-term uncommitted debt instruments that do not require back-up liquidity support.

        In 2006, SCB LLC entered into four separate uncommitted line of credit facility agreements with various banks, each for $100.0 million. During 2007, SCB LLC increased three of the agreements to $200.0 million each and entered into an additional agreement for $100.0 million with a new bank. As of December 31, 2007, no amounts were outstanding under these credit facilities.

        Long-term Debt
        --------------

        At December 31, 2007, the Company was not in breach of any debt covenants.


11)     RELATED PARTY TRANSACTIONS

        The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $63.1 million, $53.5 million and $57.2 million, respectively, for 2007, 2006 and 2005.

        The Company paid $806.9 million, $767.2 million and $695.0 million, respectively, of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products for 2007, 2006 and 2005. The Company charged AXA Distribution's subsidiaries $340.2 million, $352.9 million and $324.4 million, respectively, for their applicable share of operating expenses for 2007, 2006 and 2005, pursuant to the Agreements for Services.

        In September 2001, AXA Equitable loaned $400.0 million to AXA Insurance Holding Co. Ltd., a Japanese subsidiary of AXA. This investment both matured and was repaid on June 15, 2007 and had interest rate of 5.89%.

        In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325.0 million with an interest rate of 6.00% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

        In September 2007, AXA issued $650.0 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

        In 2003, AXA Equitable entered into a reinsurance agreement with AXA Financial Reinsurance Company (Bermuda), LTD ("AXA Bermuda"), an indirect, wholly owned subsidiary of AXA Financial, to cede certain term insurance policies written after December 2002. AXA Equitable ceded $113.1 million, $91.9 million and $57.9 million of premiums and $91.3 million, $49.1 million and $26.3 million of reinsurance reserves to AXA Bermuda in 2007, 2006 and 2005, respectively.

        Various AXA affiliates cede a portion of their life and health insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retrocedes a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2007 and 2006 under this arrangement totaled approximately $1.8 million and $1.1 million, respectively.

        Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $143.6 million, $127.5 million and $119.7 million in 2007, 2006 and 2005, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $58.4 million, $53.8 million and $55.9 million in 2007, 2006 and 2005, respectively. The net receivable related to these contracts was approximately $25.3 million and $25.8 million at December 31, 2007 and 2006, respectively.

        Commissions, fees and other income included certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                                     2007            2006            2005
                                                                                --------------   -------------   -------------
                                                                                                 (IN MILLIONS)

        Investment advisory and services fees ................................   $     1,025.4   $       840.5   $       728.5
        Distribution revenues ................................................           473.4           421.0           397.8
        Other revenues - shareholder servicing fees ..........................           103.6            97.2            99.3
        Other revenues - other ...............................................             6.5             6.9             8.0
        Institutional research services ......................................             1.6             1.9             3.9


12)     EMPLOYEE BENEFIT PLANS

        The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. On December 31, 2007, the Company transferred the liability for a non-qualified defined benefit plan to AXA Financial in exchange for a non-cash capital contribution totaling $13.5 million. These pension plans are non-contributory and their benefits are based on a cash balance formula and/or, for certain participants, years of service and final average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension and postretirement plans.

        Generally, the Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company made cash contributions of $4.8 million in 2007. No significant cash contributions to the Company's qualified plans are expected to be required to satisfy their minimum funding requirements for 2008.

        Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                                                      2007             2006             2005
                                                                                 -------------    -------------    -------------
                                                                                                  (IN MILLIONS)

        Service cost .........................................................   $        39.0    $        37.6    $        36.0
        Interest cost on projected benefit obligations .......................           128.8            122.1            123.7
        Expected return on assets ............................................          (191.0)          (184.8)          (173.7)
        Net amortization and deferrals .......................................            57.5             81.0             78.8
                                                                                 --------------   --------------   --------------
        Net Periodic Pension Expense .........................................   $        34.3    $        55.9    $        64.8
                                                                                 ==============   ==============   ==============


        The plans' projected benefit obligations under the Company's qualified and non-qualified plans were comprised of:

                                                                                              DECEMBER 31,
                                                                                      ----------------------------
                                                                                          2007            2006
                                                                                      ------------    ------------
                                                                                             (IN MILLIONS)

        Benefit obligations, beginning of year ....................................   $    2,294.3    $    2,365.5
        Service cost ..............................................................           31.0            30.6
        Interest cost .............................................................          128.8           122.1
        Plan amendments ...........................................................            8.2              --
        Actuarial (gains) losses ..................................................          (73.6)          (64.7)
        Benefits paid .............................................................         (166.6)         (159.2)
                                                                                      -------------   -------------
        Benefit Obligations, End of Year ..........................................   $    2,222.1    $    2,294.3
                                                                                      =============   =============

        At December 31, 2006, the Company adopted SFAS No. 158, requiring recognition, in the consolidated balance sheet, of the funded status of its defined benefit pension plans, measured as the difference between plan assets at fair value and the projected benefit obligations. The table below discloses the change in plan assets and the funded status of the Company's qualified and non-qualified plans:


                                                                                              DECEMBER 31,
                                                                                      ----------------------------
                                                                                          2007            2006
                                                                                      ------------    ------------
                                                                                             (IN MILLIONS)

        Plan assets at fair value, beginning of year ..............................   $    2,396.0    $    2,278.5
        Actual return on plan assets ..............................................          191.2           282.0
        Contributions .............................................................            4.8             4.3
        Benefits paid and fees ....................................................         (176.3)         (168.8)
                                                                                      -------------   -------------
        Plan assets at fair value, end of year ....................................        2,415.7         2,396.0
        Projected benefit obligations .............................................        2,222.1         2,294.3
                                                                                      -------------   -------------
        Overfunding of Plan Assets Over
          Projected Benefit Obligations ...........................................   $      193.6    $      101.7
                                                                                      =============   =============

        Amounts recognized in the accompanying balance sheets to reflect the funded status of these plans were prepaid and accrued pension costs were $213.5 million and $19.9 million, respectively, at December 31, 2007 and $133.1 million and $31.4 million, respectively, at December 31, 2006. The aggregate projected benefit obligations and fair value of plan assets for pension plans with projected benefit obligations in excess of plan assets were $76.7 million and $56.8 million, respectively, at December 31, 2007, and $84.7 million and $53.3 million, respectively, at December 31, 2006. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $65.0 million and $56.8 million, respectively, at December 31, 2007, and $68.4 million and $53.3 million, respectively, at December 31, 2006. The accumulated benefit obligations for all defined benefit pension plans were $2,154.0 million and $2,226.8 million at December 31, 2007 and 2006, respectively.

        The following table discloses the amounts included in accumulated other comprehensive income at December 31, 2007 that have not yet been recognized as components of net periodic pension cost:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2007                 2006
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Unrecognized net actuarial loss .................................    $        575.8       $        710.7
        Unrecognized prior service credit................................              (4.9)               (18.8)
        Unrecognized net transition asset................................               (.8)                 (.8)
                                                                            -------------------  -------------------
             Total ......................................................    $        570.1       $        691.1
                                                                            ===================  ===================


        The estimated net actuarial loss, prior service credit, and net transition asset expected to be reclassified from accumulated other comprehensive income and recognized as components of net periodic pension cost over the next year are $41.3 million, $4.5 million, and $0.1 million, respectively. The following table discloses the estimated fair value of plan assets and the percentage of estimated fair value to total plan assets for the qualified plans of the Company at December 31, 2007 and 2006.



                                                                              DECEMBER 31,
                                                          ----------------------------------------------------------
                                                                   2007                             2006
                                                          ----------------------------  ----------------------------
                                                                                (IN MILLIONS)
                                                             ESTIMATED                      Estimated
                                                            FAIR VALUE         %            Fair Value        %
                                                          ---------------- ----------   ----------------- ----------

        Corporate and government debt securities......    $       414.3         17.1      $      429.8       18.0
        Equity securities.............................          1,723.7         71.4           1,720.7       71.8
        Equity real estate ...........................            277.7         11.5             245.5       10.2
                                                          ---------------- ----------   ----------------- ----------
        Total Plan Assets.............................    $     2,415.7        100.0      $    2,396.0      100.0
                                                          ================ ==========   ================= ==========

        The primary investment objective of the plans of the Company is to maximize return on assets, giving consideration to prudent risk. The asset allocation is designed with a long-term investment horizon, based on target investment of 65% equities, 25% fixed income and 10% real estate. Emphasis is given to equity investments, given their higher expected rate of return. Fixed income investments are included to provide less volatile return. Real estate investments offer diversity to the total portfolio and long-term inflation protection.

        A secondary investment objective of the plans of the Company is to minimize variation in annual net periodic pension cost over the long term and to fund as much of the future liability growth as practical. Specifically, a reasonable total rate of return is defined as income plus realized and unrealized capital gains and losses such that the growth in projected benefit obligation is less than the return on investments plus contributions.

        The assumed discount rates for measurement of the benefit obligations at December 31, 2007 and 2006 each reflect the rates at which pension benefits then could be effectively settled. Specifically at December 31, 2007, projected nominal cash outflows to fund expected annual benefits payments under the Company's qualified and non-qualified pension and postretirement benefit plans were discounted using a published high-quality bond yield curve. The discount rate of 6.25% disclosed below as having been used to measure the benefits obligation at December 31, 2007 represents the level equivalent discount rate that produces the same present value measure of the benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2007 and 2006.

                                                                                   2007               2006
                                                                                   ----               ----
       Discount rate:
         Benefit obligation...............................................        6.25%              5.75%
         Periodic cost....................................................        5.75%              5.25%

       Rate of compensation increase:
         Benefit obligation and periodic cost.............................        6.00%              6.00%

       Expected long-term rate of return on plan assets (periodic cost)...        8.50%              8.50%


        As noted above, the pension plans' target asset allocation is 65% equities, 25% fixed maturities, and 10% real estate. Management reviewed the historical investment returns and future expectations of returns from these asset classes to conclude that a long-term expected rate of return of 8.5% is reasonable.

        Prior to 1987, the pension plan funded participants' benefits through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $18.9 million, $20.3 million and $21.7 million for 2007, 2006 and 2005, respectively.

        The following table sets forth an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2008, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2007 and include benefits attributable to estimated future employee service.

                                                              PENSION BENEFITS
                                                            --------------------
                                                                (IN MILLIONS)

                               2008.....................    $       174.3
                               2009.....................            187.2
                               2010.....................            188.8
                               2011.....................            189.8
                               2012.....................            192.4
                               Years 2013-2017..........            945.5

       AllianceBernstein maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under the AllianceBernstein Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, AllianceBernstein adopted SCB Deferred Compensation Award Plan ("SCB Plan") and agreed to invest $96.0 million per annum for three years to fund purchases of AllianceBernstein Holding L.P. ("AllianceBernstein Holding") units or an AllianceBernstein sponsored money market fund in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or hired to replace them. The Company has recorded compensation and benefit expenses in connection with these deferred compensation plans totaling $289.1 million, $243.8 million and $186.2 million for 2007, 2006 and 2005, respectively.


13)      SHARE-BASED COMPENSATION

        AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and associates of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and associates of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

        For 2007 and 2006, respectively, the Company recognized compensation costs for share-based payment arrangements of $81.2 and $64.3 million before income taxes and minority interest. Effective January 1, 2006, the Company adopted SFAS No. 123(R), "Share-Based Payment", that required compensation costs for these programs to be recognized in the consolidated financial statements on a fair value basis.

        The Company recognized compensation costs of $38.8 million and $24.8 million for employee stock options for 2007 and 2006, respectively. Prior to adopting SFAS No. 123 (R), the Company had elected to continue accounting for employee stock option awards under APB No. 25 and, therefore, no compensation costs for these awards had been recognized in the consolidated statement of earnings in 2005. On a pro-forma basis, net earnings as reported in 2005 would have been reduced by $23.2 million, net of income tax benefit, had compensation expense for employee stock option awards been measured and recognized by the Company under the fair-value method of SFAS No. 123, "Accounting for Stock-Based Compensation".

        On May 10, 2007, approximately 3.1 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 34.61 euros, of which approximately 2.3 million have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.8 million have a four-year cliff vesting term. The last tranche of awards exceeding 5,000 options, or approximately 0.5 million options in total, are subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance index measured between May 10, 2007 and May 10, 2011. All of the options granted on May 10, 2007 have a ten-year contractual term. Beginning at the grant date, the total fair value of this award, net of expected forfeitures, of approximately $25.5 million, is charged to expense over the shorter of the vesting term or to the date at which the participant becomes retirement eligible.

        The number of AXA ADRs authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124.5 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2007 follows:

                                                                    Options Outstanding
                         -----------------------------------------------------------------------------------------------------------
                                                                                                            AllianceBernstein
                               AXA Ordinary Shares                          AXA ADRs                           Holding Units
                         ------------------------------        ----------------------------------    -------------------------------
                                             Weighted                                Weighted                             Weighted
                             Number          Average'                Number          Average'            Number           Average'
                          Outstanding        Exercise             Outstanding        Exercise         Outstanding         Exercise
                         (In Millions)        Price              (In Millions)        Price          (In Millions)         Price
                         ---------------  -----------------   -----------------   ---------------    ---------------- --------------
Options outstanding at
   January 1, 2007.....            7.4    (euro)      24.82             26.8       $      23.03              4.8      $       41.62
Options granted .......            3.1    (euro)      34.56              --        $       --                3.7      $       85.07
Options exercised......            (.1)   (euro)      20.67             (7.4)      $      24.12             (1.2)     $       39.25
Options forfeited......            (.1)   (euro)      23.42              (.4)      $      22.54              -- (2)   $       33.18
Options expired........            --                                    --                                  --                --
                         ---------------                        ---------------                        --------------
Options Outstanding at
   December 31, 2007...           10.3    (euro)      27.77             19.0       $      22.64              7.3      $       64.20
                         ===============  =================     ===============    ==============      ============== ==============
Aggregate Intrinsic
   Value (1)...........                   (euro)      23.0                         $      323.3                       $       80.37
                                          =================                        ==============                     ==============
Weighted Average
   Remaining
   Contractual Term
   (in years)..........            8.27                                 3.94                                    6.9
                         ===============                        ===============                        ==============
Options Exercisable at
   December 31, 2007...            3.3    (euro)      20.46             15.8       $      22.53                 3.5   $       42.52
                         ===============  =================     ===============    ==============      ============== ==============
Aggregate Intrinsic
   Value (1)...........                   (euro)      23.0                         $      270.8                       $      115.4
                                          =================                        ==============                     ==============
Weighted Average
   Remaining
   Contractual Term
   (in years)..........            7.26                                 3.36                                    3.5
                         ===============                       ================                        ==============




(1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2007 of the respective underlying shares over the strike prices of the option awards.
(2) Approximately 19,500 options on AllianceBernstein Holding units were forfeited in 2007.

        Cash proceeds received from employee exercises of options to purchase AXA ADRs in 2007 were $178.4 million. The intrinsic value related to employee exercises of options to purchase AXA ADRs during 2007, 2006 and 2005 were $141.4 million, $132.1 million and $68.3 million, respectively, resulting in amounts currently deductible for tax purposes of $48.0 million, $44.9 million and $22.9 million, respectively, for the periods then ended. Under SFAS No. 123(R), windfall tax benefits resulting from employee stock option exercises during 2007 and 2006 were $34.3 million and $34.8 million, respectively.

        At December 31, 2007, AXA Financial held 4.8 million AXA ADRs in treasury at a weighted average cost of approximately $24.33 per ADR, of which approximately 4.6 million were designated to fund future exercises of outstanding employee stock options and the remainder of approximately
        0.2 million units was available for general corporate purposes, including funding other stock-based compensation programs. These AXA

        ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of employee stock options. Remaining outstanding and unexercised at December 31, 2007 are call options to purchase 8.6 million AXA ADRs at strike prices ranging from $31.39 to $32.37, each having a cap equal to approximately 150% of its strike price, at which time the option automatically would be exercised. These call options expire on November 23, 2009. During 2007, AXA Financial utilized approximately 4.4 million AXA ADRs from treasury to fund exercises of employee stock options. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

        For the purpose of estimating the fair value of employee stock option awards granted on or after January 1, 2007, the Company continues to apply the Black-Scholes-Merton formula and the same methodologies for developing the input assumptions as previously had been used to prepare the pro forma disclosures required by SFAS No. 123. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the May 10, 2007 award of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2007, 2006 and 2005, respectively. For employee stock options with graded vesting terms and service conditions granted on or after January 1, 2006, the Company elected under SFAS No. 123(R) to retain its practice of valuing these as singular awards and to change to the graded-vesting method of attribution, whereby the cost is recognized separately over the requisite service period for each individual one-third of the options vesting on the second, third and fourth anniversaries of the grant date.

                                      AXA Ordinary              AXA                  AllianceBernstein
                                         Shares                 ADRs                   Holding Units
                                  ----------------------     -----------     ----------------------------------
                                     2007      2006             2005             2007        2006      2005
                                  ---------- -----------     -----------     ----------- ----------- ----------

        Dividend yield............  4.10%      3.48%           3.01%           5.6-5.7%       6%       6.2%

        Expected volatility.......  27.5%       28%             25%           27.7-30.8%      31%       31%

        Risk-free interest rate...  4.40%      3.77%           4.27%           3.5-4.9%      4.9%      3.7%

        Expected life in years....   5.5        5.0             5.0             6.0-9.5       6.5       3.0

        Weighted average fair
          value per option at
          grant date..............  $9.61      $7.45           $4.85            $15.96      $12.35     $7.04


        As of December 31, 2007, approximately $66.3 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 6.2 years.

        Under the Stock Incentive Plan, AXA Financial grants restricted AXA ADRs to employees of its subsidiaries. Awards of restricted AXA ADRs outstanding at December 31, 2007 include grants that vest ratably over a three-five year period as well as grants with a seven year term vesting schedule and potential for accelerated vesting based on performance. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ADRs and unrestricted AXA ADRs annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent directors of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds. For 2007, 2006 and 2005 the Company recognized compensation costs of $8.6 million and $5.6 million under SFAS No. 123(R), and $10.1 million under APB No. 25, respectively, for awards outstanding under these plans. Consistent with existing practice of the Company prior to adoption of SFAS No. 123(R), grant-date fair value continues to be measured by the closing price of the shares awarded and the result generally is attributed over the shorter of the performance period, the requisite service period, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award.

        At December 31, 2007, approximately 482,501 restricted awards remain unvested, including 73,990 restricted AllianceBernstein Holding units under the Century Club Plan. At December 31, 2007, approximately $4.2 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 1.6 years. Restricted AXA ADRs vested in 2007, 2006 and 2005 had aggregate vesting date fair values of approximately $7.0 million, $13.5 million and $19.2 million, respectively. In 2006, 78,865 restricted AXA ADRs were granted having an aggregate grant-date fair value of $2.8 million. The following table summarizes unvested restricted AXA ADR activity for 2007.

                                                                                                       WEIGHTED
                                                                                  SHARES OF            AVERAGE
                                                                                  RESTRICTED          GRANT DATE
                                                                                    STOCK             FAIR VALUE
                                                                                ---------------    -----------------

        Unvested as of January 1, 2007........................................       514,035        $        23.91
        Granted...............................................................       100,187        $        44.59
        Vested................................................................      (161,756)       $        24.55
        Forfeited.............................................................       (43,955)
                                                                                ----------------
        Unvested as of December 31, 2007......................................       408,511        $        29.67
                                                                                ================


        On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff vesting period with exceptions for retirement, death, and disability. For AXA Financial participants, settlement of the right to receive each unrestricted AXA ordinary share will be made in the form of an AXA ADR. The fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $9.8 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, is expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2007, the Company recognized compensation expense of approximately $2.7 million in respect of this grant of AXA Miles. Provided AXA achieves certain performance and customer satisfaction goals, an additional 50 AXA Miles per employee is targeted for award in 2009 under terms then-to-be-determined and approved by the AXA Management Board.

        On May 10, 2007, under the terms of the AXA Performance Unit Plan 2007, the AXA Management Board awarded approximately 546,246 unearned performance units to employees of AXA Financial subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2007 plan cliff-vest on the second anniversary of their date of award. When fully-vested, the performance units earned will be settled in cash, or in some cases, a combination of cash (70%) and stock (30%), the latter equity portion having transfer restrictions for a two-year period. For 2007 awards, the price used to value the performance units at settlement will be the average opening price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on May 8, 2009. For 2007, the Company recognized compensation expense of approximately $3.3 million in respect of the May 10, 2007 grant of performance units.

        For 2007, 2006 and 2005, the Company recognized compensation costs of $11.6 million and $25.9 million under SFAS No. 123(R), and $7.2 million under APB No. 25, respectively, for performance units earned to date. Substantially similar to existing practice of the Company prior to adoption of SFAS No. 123(R), the change in fair value of these awards now is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs with adjustment to reflect the impact of expected and actual pre-vesting forfeitures. In addition, similar to adoption of SFAS No. 123(R) for employee stock option awards, the cost of performance units awarded on or after January 1, 2006 were attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2007 and 2006 was $31.1 million and $45.8 million, respectively, including incremental awards earned under the 2006 plan from having exceeded the targeted performance criteria established in that year by 11.5% as well as an estimated 10.0% increment for

        2007 performance. Approximately 595,317 outstanding performance units are at risk to achievement of 2007 performance criteria, including approximately 50% of the award granted on May 10, 2007.

        On March 25, 2007 and March 28, 2007, respectively, approximately 364,620 performance units earned under the AXA Performance Unit Plan 2004 and approximately 545,076 performance units earned under the AXA Performance Unit Plan 2005 were fully vested for total value of approximately $37.9 million, including incremental units earned under each of these plans from having exceeded the targeted 2006 performance criteria by 11.5%. Distributions to participants were made on April 12, 2007, resulting in cash settlements of approximately 84% of these performance units for aggregate value of approximately $31.7 million and equity settlements of the remainder with approximately 147,848 restricted AXA ADRs for aggregate value of approximately $6.3 million. These AXA ADRs were sourced from shares held by AXA Financial in treasury.

        In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The Company recorded compensation expense for these fully-vested awards of $6.1 million and $28.9 million for 2006 and 2005, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the outstanding tandem SARs/NSOs: no expense was recorded for these awards in 2007. The value of these tandem SARs/NSOs at December 31, 2007 and 2006 was $17.7 million and $24.9 million, respectively. At December 31, 2007, 1.1 million tandem SARs/NSOs were outstanding, having weighted average remaining expected and contractual terms of 1.11 and 2.22 years, respectively, and for which the SARs component had maximum value of $17.7 million. During 2007, 2006 and 2005, respectively, approximately 0.4 million, 2.8 million and 0.7 million, of these awards were exercised at an aggregate cash-settlement value of $7.2 million, $41.2 million and $7.5 million.

        On May 10, 2007, 66,550 Stock Appreciation Rights ("SARs") with a 4-year cliff-vesting schedule were granted to certain associates of AXA Financial subsidiaries. These SARs entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over
        34.61 Euros as of the date of exercise. Similar to the SARs component of the tandem SARs/NSOs, awards remaining unexercised at expiry of their 10-year contractual term will be automatically exercised on the expiration date. At December 31, 2007, 0.3 million SARs were outstanding, having weighted average remaining contractual term of 6.27 years. The accrued value of SARs at December 31, 2007 and 2006 was $3.5 million and $2.9 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2007 and 2006, the Company recorded compensation expense for SARs of $1.1 million and $1.9 million, respectively, under SFAS No. 123(R) reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards. For 2005, the Company recorded compensation expense of $0.6 million under APB No. 25 reflecting the impact in the period of the change in the market price of the underlying AXA ordinary share or AXA ADR on the value of the outstanding SARs.

        For 2007, eligible employees of AXA Financial's subsidiaries participated in AXA's global offering to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2007. Similar to the AXA Shareplan programs previously offered in 2001 through 2006, the plan offered two investment alternatives that, with limited exceptions, restrict the sale or transfer of the purchased shares for a period of five years. "Investment Option A" permitted participants to purchase AXA ADRs at a 20% formula discounted price. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 14.25% formula discounted price on a leveraged basis with a guaranteed return of initial investment plus 75% of any appreciation in the value of the total shares purchased. Under SFAS No. 123(R), the Company recognized compensation expense of $27.7 million in 2007, primarily in connection with AXA Shareplan 2007, and $22.1 million in 2006 in connection with AXA Shareplan 2006, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. No compensation expense was recorded in 2005 in connection with shares subscribed under that year's AXA Shareplan offering. Participants in AXA Shareplans 2007, 2006 and 2005 primarily invested under Investment Option B for the purchase of approximately 5.3 million, 5.0 million and
        5.7 million AXA ordinary shares, respectively.

        In 1997, AllianceBernstein Holding established a long-term incentive compensation plan under which unit-based awards are made to key employees for terms established by AllianceBernstein Holding at the time of grant. These awards include options, restricted AllianceBernstein Holding units and phantom restricted AllianceBernstein Holding units, performance awards, and other AllianceBernstein Holding unit based awards. The aggregate number of AllianceBernstein Holding units subject to options granted or otherwise awarded under this plan, as amended in December 2006 to include awards made to select participants under the Special Option Program, may not exceed 41.0 million. At December 31, 2007, approximately 14.5 million options to purchase AllianceBernstein Holding units and 1.1 million other unit awards, net of forfeitures, were subject to the aggregate allowable maximum under this plan.


14)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES), NET

        The sources of net investment income follow:

                                                                  2007               2006                2005
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $    1,728.5        $   1,848.6        $   1,870.0
        Mortgage loans on real estate......................         233.5              245.9              238.2
        Equity real estate.................................          93.6               88.2               96.5
        Other equity investments...........................         237.4              181.2              155.2
        Policy loans.......................................         255.9              249.8              248.8
        Short-term investments.............................          55.1               55.2               25.1
        Derivative investments.............................          86.6             (302.4)             (85.5)
        Broker-dealer related receivables..................         234.6              226.5              124.8
        Trading securities.................................          36.0               53.4               28.6
        Other investment income............................          50.7               43.9               16.2
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................       3,011.9            2,690.3            2,717.9

        Investment expenses................................        (122.5)            (113.3)            (140.2)
        Interest expenses..................................        (194.4)            (187.8)             (95.9)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $    2,695.0        $   2,389.2        $   2,481.8
                                                            =================   ================   =================


        For 2007, 2006 and 2005, respectively, net investment income included gains (losses) on derivatives of $86.6 million, $(302.4) million and $85.5 million of which $16.4 million, $(249.5) million and $(140.9) million were realized gains (losses) on contracts closed during those years and $70.2 million, $(52.9) million and $55.4 million were unrealized gains (losses) on derivative positions at each respective year end.

        Investment (losses) gains, net by including changes in the valuation allowances, follow:

                                                                  2007               2006                2005
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $       (55.6)      $      (11.5)      $       11.1
        Mortgage loans on real estate......................            7.8                 .2               (2.2)
        Equity real estate.................................            7.3                8.8                3.9
        Other equity investments...........................           16.9               20.1               30.7
        Other(1)...........................................           16.4               29.3               11.9
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $        (7.2)      $       46.9       $       55.4
                                                            =================   ================   =================


        (1) In 2007, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of this transaction, the company recorded a non-cash realized gain of $17.7 million and $29.7 million for 2007 and 2006 respectively.

        Writedowns of fixed maturities amounted to $79.0 million, $27.4 million and $31.2 million for 2007, 2006 and 2005, respectively. Writedowns of mortgage loans on real estate were $0.4 million and $1.7 million for 2006 and 2005, respectively; there were no such writedowns in 2007. There were no writedowns on equity real estate for 2007, 2006 and 2005.

        For 2007, 2006 and 2005, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $1,554.6 million, $1,281.9 million and $2,220.0 million. Gross gains of $12.6 million,

        $33.9 million and $53.2 million and gross losses of $20.3 million, $24.5 million and $31.1 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2007, 2006 and 2005 amounted to $(376.4) million, $(416.7) million and $(1,004.8)
        million, respectively.

        For 2007, 2006 and 2005, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $52.7 million, $57.8 million and $68.6 million, respectively.

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

        The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Wind-up Annuities on a line-by-line basis, follow:

                                                                  2007               2006                2005
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.........................  $       282.2       $      432.3       $      874.1
        Changes in unrealized investment gains (losses)....         (380.5)            (431.4)          (1,008.1)
        Changes in unrealized investment (gains) losses
          attributable to:
            Participating group annuity contracts,
               Closed Block policyholder dividend
               obligation and other........................           15.0               90.9              186.3
            DAC............................................           83.5               85.8              146.2
            Deferred income taxes..........................          103.4              104.6              233.8
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       103.6       $      282.2       $      432.3
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $       155.5       $      535.4       $      966.5
            Other equity investments.......................             .8                1.4                1.7
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          156.3              536.8              968.2
          Amounts of unrealized investment (gains) losses
            attributable to:
              Participating group annuity contracts,
                Closed Block policyholder dividend
                obligation and other.......................           16.4                1.4              (89.4)
              DAC..........................................          (26.9)            (110.4)            (196.0)
              Deferred income taxes........................          (42.2)            (145.6)            (250.5)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       103.6       $      282.2       $      432.3
                                                            =================   ================   =================


15)     INCOME TAXES

        A summary of the income tax expense in the consolidated statements of earnings follows:

                                                                  2007               2006                2005
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Income tax expense:
          Current expense .................................  $       464.0       $      438.6       $      237.5
          Deferred expense (benefit).......................          295.8              (11.3)             278.3
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       759.8       $      427.3       $      515.8
                                                            =================   ================   =================


        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                                  2007               2006                2005
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected income tax expense........................  $       939.0       $      725.2       $      712.0
        Minority interest..................................         (227.3)            (224.1)            (175.9)
        Separate Account investment activity...............          (52.0)             (45.4)             (87.2)
        Non-taxable investment income......................          (21.7)             (23.1)             (19.7)
        Adjustment of tax audit reserves...................           21.5              (86.2)              11.1
        State income taxes.................................           50.2               38.0               28.3
        AllianceBernstein income and foreign taxes.........           40.2               32.9               41.4
        Other..............................................            9.9                7.2                5.8
                                                            -----------------   ----------------   -----------------
        Income Tax Expense.................................  $       759.8       $      424.5       $      515.8
                                                            =================   ================   =================


        The Company recognized a net tax benefit in 2006 of $117.7 million. This benefit was related to the settlement of an Internal Revenue Service's ("IRS") audit of the 1997-2001 tax years, partially offset by additional tax reserves established for subsequent tax periods. Of the net tax benefit of $117.7 million, $111.9 million related to the continuing operations and $5.8 million to the discontinued Wind-up Annuities.

        On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61 and the U.S. Department of the Treasury ("Treasury") indicated that it would address the computational issues in a regulation project. Any regulations that Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the Separate Account DRD tax benefit that the Company receives.

        The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2007                  December 31, 2006
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $       --        $      35.4      $      54.6      $       --
        Reserves and reinsurance...............      1,312.2               --           1,160.3              --
        DAC....................................          --             2,735.5            --              2,433.5
        Unrealized investment gains............          --                42.5            --                129.8
        Investments............................          --             1,044.2            --                916.5
        Other..................................         81.5               --               64.1             --
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $   1,393.7      $    3,857.6      $    1,279.0      $   3,479.8
                                                ===============  ================  ===============   ===============


        The IRS is currently examining the Company's 2002 and 2003 Federal corporate income tax returns.

        As a result of the implementation of FIN 48 as of January 1, 2007, the Company recognized a $44.8 million decrease in the amount of unrecognized tax benefits, which was accounted for as an increase to the January 1, 2007 balance of retained earnings. The total amount of unrecognized tax benefits at January 1, 2007 was $371.3 million. Of that total, $276.9 million would affect the effective tax rate and $94.4 million are tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest and penalties, the change in timing of the deduction would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority. At December 31, 2007, the total amount of unrecognized tax benefits was $412.2 million of which $301.9 million would affect the effective rate and $110.3 million was temporary in nature.

        The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2007 and January 1, 2007 were $68.6 million and $46.1 million, respectively. Tax expense for 2007 reflected $22.5 million in interest related to unrecognized tax benefits

        A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                                      2007
                                                                                 ----------------
                                                                                  (IN MILLIONS)

Balance at January 1, 2007 (date of adoption)................................      $      325.2
Additions for tax positions of prior years...................................              19.2
Reductions for tax positions of prior years..................................             (1.5)
Additions for tax positions of current years.................................               3.4
Reductions for tax positions of current years................................               (.3)
Settlements with tax authorities.............................................              (2.4)
Reductions as a result of a lapse of the applicable statute of limitations...               -
                                                                                 ----------------
Balance, End of Year.........................................................      $      343.6
                                                                                 ================


        It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months due to the conclusion of the current IRS audits. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.


 16)   DISCONTINUED OPERATIONS

        The Company's discontinued operations include Wind-up Annuities, equity real estate held-for-sale and disposal of businesses. The following table reconciles the (Losses) earnings from discontinued operations, net of income taxes and Gains (losses) on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for the three years ended December 31, 2007:


                                                                           2007          2006            2005
                                                                       -------------  ------------   -------------
                                                                                     (IN MILLIONS)

       (LOSSES) EARNINGS FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities.............................................   $     (.1)     $    30.2      $     15.2
       Real estate held-for-sale.....................................        (6.8)           1.1             7.2
       Disposal of business - Enterprise.............................         1.0            (.1)            (.1)
                                                                       -------------  ------------   -------------
       Total.........................................................   $    (5.9)     $    31.2      $     22.3
                                                                       =============  ============   =============

       GAINS (LOSSES) ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held for sale.....................................   $     3.2      $    --        $     --
       Disposal of business - Enterprise.............................         (.4)          (1.9)           --
                                                                       -------------  ------------   -------------
       Total.........................................................   $     2.8      $    (1.9)     $     --
                                                                       =============  ============   =============

        Disposal of Businesses
        ----------------------

        In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise Capital Management, Inc. ("Enterprise") and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multimanager Funds Trust, AXA Enterprise Funds Trust and The Enterprise Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. Of the remaining four funds not included in the GSAM transaction, one fund was liquidated during 2007 and the three remaining funds together had approximately $661.9 million in assets under management as of December 31, 2007. AXA Financial has since entered into agreements to transfer the remaining funds. As a result of management's disposition plan, AXA Enterprise Funds advisory contracts are reported as Discontinued Operations. In 2007 and 2006, respectively, $0.7 million pre-tax ($0.4 million post-tax) and

        $3.0 million pre-tax ($1.9 million post-tax) of transaction costs were recorded as a result of the disposition of the funds. Proceeds received in 2007 on the transfer of the AXA Enterprise Funds totaled $26.3 million.

        In 2007 and 2006, respectively, impairments of $0.7 million pre-tax ($0.4 million post-tax) and $4.1 million pre-tax ($2.7 million post-tax) were recorded on intangible assets associated with investment management contracts based upon estimated fair value. At December 31, 2007 and 2006, total assets related to these operations were zero and $26.5 million, respectively, and were included in Other assets. At December 31, 2007 and 2006 there were no liabilities related to these operations.

        Both the gross and net of accumulated amortization carrying amount of AXA Enterprise Funds related intangible assets were zero and $26.5 million at December 31, 2007 and 2006, respectively. There was no amortization expense related to the AXA Enterprise Funds for 2007, 2006 and 2005, respectively.

        Wind-up Annuities
        -----------------

        In 1991, management discontinued the business of Wind-up Annuities, the terms of which were fixed at issue, which were sold to corporate sponsors of terminated qualified defined benefit plans, and for which a premium deficiency reserve and an allowance for future losses based upon projected future cash flows had been established.

        Summarized financial information for Wind-up Annuities follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2007                 2006
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $696.3 and $752.7)..............................  $      705.0         $      764.8
        Equity real estate...................................................         165.0                169.5
        Mortgage loans on real estate........................................           2.2                  2.9
        Other invested assets................................................           1.8                  2.6
                                                                              -----------------    -----------------
          Total investments..................................................         874.0                939.8
        Cash and cash equivalents............................................          --                     .1
        Other assets.........................................................          27.3                 13.7
                                                                              -----------------    -----------------
        Total Assets.........................................................  $      901.3         $      953.6
                                                                              =================    =================

        Policyholders liabilities............................................  $      756.1         $      788.2
        Allowance for future losses..........................................          --                    1.0
        Other liabilities....................................................         145.2                164.4
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $      901.3         $      953.6
                                                                              =================    =================


                                                                  2007               2006                2005
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $19.6, $19.0 and $18.4)..............  $        64.9       $       71.3       $       70.0
        Investment (losses) gains, net.....................            (.8)               6.0                (.3)
        Policy fees, premiums and other income.............             .2               --                 --
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           64.3               77.3               69.7
                                                            -----------------   ----------------   -----------------

        Benefits and other deductions......................           79.9               84.7               87.1
        Losses charged to the allowance
          for future losses................................          (15.6)              (7.4)             (17.4)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................           --                 --                 --
        Pre-tax (loss from strengthening) earnings from
          releasing the allowance for future losses........            (.1)              37.1               23.2
        Income tax expense.................................           --                 (6.9)              (8.0)
                                                            -----------------   ----------------   -----------------
        Earnings from Wind-up Annuities....................  $         (.1)      $       30.2       $       15.2
                                                            =================   ================   =================


        The Company's quarterly process for evaluating the need for an allowance for future losses involves comparison of the current period's results of Wind-up Annuities to previous projections and re-estimation of future expected losses, if appropriate, to determine whether an adjustment is required. Investment and benefit cash flow projections are updated annually as part of the Company's annual planning process. These updated assumptions and estimates resulted in releases of the allowance in 2006 and 2005. If the Company's analysis in any given period indicates that an allowance for future losses is not necessary, any current period Wind-up Annuities' operating losses are deferred to the extent that such losses are expected to be offset by reasonably assured future net investing and operating cash flows. Management believes the $18.0 million of deferred operating losses at December 31, 2007 are offset by projections of reasonably assured future net investing and operating cash flows.

        The determination of projected future cash flows involves numerous estimates and subjective judgments regarding the expected performance of invested assets held by Wind-up Annuities and the expected run-off of Wind-up Annuities liabilities. There can be no assurance the projected future cash flows will not differ from the cash flows ultimately realized. To the extent actual results or future projections of Wind-up Annuities are lower than management's current estimates and assumptions and result in deferred operating losses not being offset by reasonably assured future net investing and operating cash flows, the difference would be reflected in the consolidated statements of earnings in Wind-up Annuities. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the loss allowance liability or deferred operating loss asset, as applicable, may result.

        Income tax expense for Wind-up Annuities in 2006 included a $5.8 million tax benefit in connection with the settlement of an IRS audit of the 1997-2001 tax years.

        Real Estate Held-For-Sale
        -------------------------

        In 2007 two real estate properties with a total book value of $172.7 million and in 2006 one real estate property with a total book value of $34.3 million that had been previously reported in equity real estate was reclassified as real estate held-for-sale. Prior periods have been restated to reflect these properties as discontinued operations. In third quarter 2007, one of the held-for-sale properties was sold resulting in a gain of $4.9 million ($3.2 million post-tax). At December 31, 2007 and 2006, equity real estate held-for-sale was $121.7 million and $235.4 million, respectively, and was included in Other assets.


17)     ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

        Accumulated other comprehensive (loss) income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                  2007               2006                2005
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains on investments....................  $       103.6       $      282.2       $      432.3
        Defined benefit pensions plans.....................         (371.5)            (449.5)              --
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other
          Comprehensive (Loss) Income......................  $      (267.9)      $     (167.3)      $      432.3
                                                            =================   ================   =================


        The components of other comprehensive loss for the past three years follow:

                                                                  2007               2006                2005
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized (losses) gains on investments:
          Net unrealized (losses) gains arising during
            the year.......................................  $      (357.8)      $     (416.6)      $     (966.2)
          Losses reclassified into net earnings
            during the year................................          (22.7)             (14.8)             (41.9)
                                                            -----------------   ----------------   -----------------
        Net unrealized (losses) gains on investments.......         (380.5)            (431.4)          (1,008.1)
        Adjustments for policyholders liabilities,
            DAC and deferred income taxes..................          201.9              281.3              566.3
                                                             ----------------   -----------------  -----------------

        Change in unrealized losses, net of adjustments....         (178.6)            (150.1)            (441.8)
        Change in defined benefits pension plans...........           78.0               --                 --
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Loss.....................  $      (100.6)      $     (150.1)      $     (441.8)
                                                            =================   ================   =================


18)     COMMITMENTS AND CONTINGENT LIABILITIES

        Debt Maturities
        ---------------

        At December 31, 2007, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity were $248.3 million for 2008, none for 2009-2012 and $200.0 million thereafter.

        Leases
        ------

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2008 and the four successive years are $196.6 million, $196.4 million, $190.8 million, $185.3 million, $152.0 million and $1,957.8 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2008 and the four successive years is $5.5 million, $5.2 million, $5.2 million, $4.8 million, $3.3 million and $13.2 million thereafter.

        At December 31, 2007, the minimum future rental income on non-cancelable operating leases for wholly owned investments in real estate for 2008 and the four successive years is $114.9 million, $115.6 million, $115.5 million, $115.7 million, $116.0 million and $798.1 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under non-cancelable capital leases for 2008 and 2009, the two remaining years, are $0.3 million and $ 0.2.

        Guarantees and Other Commitments
        --------------------------------

        The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2007, these arrangements included commitments by the Company to provide equity financing of $803.1 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

        AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

        The Company had $63.8 million of undrawn letters of credit related to reinsurance at December 31, 2007. AXA Equitable had $98.5 million in commitments under existing mortgage loan agreements at December 31,

        2007. In February 2002, AllianceBernstein signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations. During 2007, AllianceBerstein was not required to perform under the agreement and at December 31, 2007 had no liability outstanding in connection with the agreement.


19)     LITIGATION

        A putative class action entitled STEFANIE HIRT, ET AL. V. THE EQUITABLE RETIREMENT PLAN FOR EMPLOYEES, MANAGERS AND AGENTS, ET AL. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula". The complaint challenged the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs alleged that the change to the cash balance formula violated ERISA by reducing the rate of accruals based on age, failed to comply with ERISA's notice requirements and improperly applied the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violated ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. In April 2002, plaintiffs filed a motion seeking to certify a class of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula". Also in April 2002, plaintiffs agreed to dismiss with prejudice their claim that the change to the cash balance formula violated ERISA by improperly applying the formula to retroactively reduce accrued benefits. That claim was dismissed. In March 2003, plaintiffs filed an amended complaint elaborating on the remaining claims in the original complaint and adding additional class and individual claims alleging that the adoption and announcement of the cash balance formula and the subsequent announcement of changes in the application of the cash balance formula failed to comply with ERISA. By order dated May 2003, the District Court, as requested by the parties, certified the case as a class action, including a sub-class of all current and former Plan participants, whether active, inactive or retired, their beneficiaries or estates, who were subject to a 1991 change in application of the cash balance formula. In September 2006, the district court granted summary judgment in favor of the defendants. The court ruled that (a) the cash balance provisions of the Equitable Plan do not violate the age discrimination provisions of ERISA, (b) while the notice of plan changes provided to participants in 1990 was not adequate, the notice of plan changes provided to participants in 1992 satisfied the ERISA notice requirements regarding delivery and content, and (c) the claims of the named plaintiffs are barred by statute of limitations. The Court found that other individual class members were not precluded from asserting claims for additional benefit accruals from January 1991 through January 1993 to the extent that such individuals could show that the statute of limitations did not bar their claims. In October 2006, plaintiffs filed a notice of appeal. Defendants have cross-appealed. The appeal has been fully briefed.

        In April 2004, a purported nationwide class action lawsuit was filed in the Circuit Court for Madison County, Illinois entitled MATTHEW WIGGENHORN V. EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. The lawsuit alleges that AXA Equitable uses stale prices for the foreign securities within the investment divisions of its variable insurance products. The complaint further alleges that AXA Equitable's use of stale pricing diluted the returns of the purported class. The complaint also alleges that AXA Equitable breached its fiduciary duty to the class by allowing market timing in general within AXA Equitable's variable insurance products, thereby diluting the returns of the class. In June 2005, this case was transferred by the Judicial Panel on Multidistrict Litigation to the U.S. District Court in Maryland, where other market-timing related litigation is pending. In June 2005, plaintiff filed an amended complaint. In July 2005, AXA Equitable filed a motion to dismiss the amended complaint. In June 2006, AXA Equitable's motion to dismiss the amended complaint was granted and, in June 2006, plaintiff appealed. As of April 2007, the appeal is fully briefed.

        In June 2006, AXA Equitable received a demand for arbitration from Centre Life Insurance Company ("Centre Life") seeking to rescind the 100% quota share reinsurance agreement, effective July 1, 2000 between Centre Life and AXA Equitable, under which Centre Life reinsures portions of AXA Equitable's individual disability income insurance business. The arbitration demand alleges that AXA Equitable provided Centre Life with inaccurate and incomplete data upon which Centre Life relied in order to establish the reinsurance premium paid by AXA Equitable as consideration in the transaction. The demand alternatively seeks damages for the increase in reserves Centre Life alleges it was caused to record as a result of the difference in the data it originally relied upon and its present assessment of the data. The demand further alleges that Centre Life has paid expenses relating to the business in excess of its liability under the reinsurance agreement. In July 2007, Centre Life filed an amended arbitration claim, in which Centre Life alleges claims substantially similar to those included in the original arbitration claim and seeks damages of $191.4 million plus statutory interest and attorneys' fees. The arbitration is scheduled for March 2008.

        A putative class action entitled EAGAN ET AL. V. AXA EQUITABLE LIFE INSURANCE COMPANY was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In March 2007, AXA Equitable filed a motion to dismiss. In July 2007, the plaintiffs filed an amended complaint that (i) redefined the scope of the class to now include all retired employee and independent contractor agents formerly employed by AXA Equitable who received medical benefits after December 1, 2000 or who will receive such benefits in the future, excluding certain retired agents, and (ii) eliminated the claim based on a breach of fiduciary duty and certain claims related to health care costs. In September 2007, AXA Equitable filed its answer to the amended complaint. In October 2007, a discovery and motion schedule was set, with a trial date of May 2009.

        AXA Equitable and/or AXA Advisors LLC is currently the subject of four putative class actions pending in Federal court alleging certain wage and hour violations with regard to certain sales personnel. The cases were filed between July 2006 and September 2007. Each of the cases seek substantially the same relief under essentially the same theories of recovery: violation of the Fair Labor Standards Act for failure to pay minimum wage and overtime and violation of similar provisions under state labor laws in the respective states. In September 2007, the parties agreed to consolidate all four pending cases in the Northern District of California. The cases include the following: MEOLA V. AXA ADVISORS AND AXA EQUITABLE; LENNON V. AXA ADVISORS, ET AL.; BOLEA V. AXA ADVISORS, LLC AND AXA EQUITABLE, ET. AL.; AND DHRUV V. AXA ADVISORS, LLC, ET AL. Plaintiffs seek compensatory damages, restitution of all wages improperly withheld or deducted, punitive damages, penalties, and attorneys' fees.

        ALLIANCEBERNSTEIN LITIGATION

        Market Timing-Related Matters

        In October 2003, a purported class action complaint entitled HINDO, ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

        Additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

        In April 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which AllianceBernstein previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of AllianceBernstein Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                       -----------------------------------

        Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the type of matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.


20)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $656.7 million during 2008. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2007, 2006 and 2005, the Insurance Group statutory net income totaled $605.8 million, $532.3 million and $780.4 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $7,812.0 million and $7,907.5 million at December 31, 2007 and 2006, respectively. In 2007, 2006 and 2005, respectively, AXA Equitable paid shareholder dividends of $600.0 million, $600.0 million and $500.0 million.

        At December 31, 2007, the Insurance Group, in accordance with various government and state regulations, had $41.1 million of securities deposited with such government or state agencies.

        At December 31, 2007 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by the State of New York Insurance Department ("NYID") and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2007.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, income taxes are provided on the basis of amounts currently payable with provisions made for deferred amounts that reverse within one year while under GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (i) computer software development costs are capitalized under GAAP but expensed under SAP; and
        (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP.

        The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and shareholder's equity on a GAAP basis.

                                                                  2007               2006                2005
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net change in statutory surplus and
          capital stock....................................  $        71.7       $    1,386.5       $      779.6
        Change in AVR......................................         (167.2)             279.3              260.6
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and AVR..........................................          (95.5)           1,665.8            1,040.2
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          415.1             (144.3)             (56.6)
          DAC..............................................          620.1              674.1              598.0
          Deferred income taxes............................         (677.8)             517.3              227.6
          Valuation of investments.........................            2.8                2.6               40.0
          Valuation of investment subsidiary...............          461.7           (2,122.7)          (1,278.3)
          Change in fair value of guaranteed minimum
             income benefit reinsurance contracts..........            6.9              (14.8)              42.6
          Shareholder dividends paid......................           600.0              600.0              500.0
          Changes in non-admitted assets...................           19.4              (57.4)                .5
          Other, net.......................................         (150.3)             (72.6)             (71.1)
          GAAP adjustments for Wind-up Annuities ..........           31.2               28.8               30.9
                                                            -----------------   ----------------   -----------------
        Consolidated Net Earnings .........................  $     1,233.6       $    1,076.8       $    1,073.8
                                                            =================   ================   =================

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2007               2006                2005
                                                            -----------------   ----------------   ------------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................  $     6,569.3       $    6,497.6       $    5,111.1
        AVR................................................        1,242.7            1,409.9            1,130.6
                                                            -----------------   ----------------   ------------------
        Statutory surplus, capital stock and AVR...........        7,812.0            7,907.5            6,241.7
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (2,270.2)          (2,574.1)          (2,351.0)
          DAC..............................................        9,019.3            8,316.5            7,557.3
          Deferred income taxes............................       (1,089.3)            (627.1)          (1,294.6)
          Valuation of investments.........................          457.1              867.9            1,281.6
          Valuation of investment subsidiary...............       (4,458.3)          (4,920.0)          (2,797.3)
          Fair value of GMIB
             reinsurance contracts.........................          124.7              117.8              132.6
          Non-admitted assets..............................        1,014.5              994.5            1,051.6
          Issuance of surplus notes........................         (524.8)            (524.8)            (524.8)
          Adjustment to initially apply SFAS No.158,
             net of income taxes...........................           --               (449.5)              --
          Other, net.......................................           76.0              433.6              225.4
          GAAP adjustments for Wind-up Annuities...........            1.5              (59.9)             (80.6)
                                                            -----------------   ----------------   ------------------
        Consolidated Shareholder's Equity..................  $    10,162.5       $    9,482.4       $    9,441.9
                                                            =================   ================   ==================


21)     BUSINESS SEGMENT INFORMATION

        The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                  2007               2006               2005
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)

       SEGMENT REVENUES:
       Insurance..........................................   $     6,938.0       $     5,966.9     $     5,754.1
       Investment Management (1)..........................         4,561.8             4,002.7           3,265.0
       Consolidation/elimination..........................           (91.4)              (90.0)            (84.7)
                                                            -----------------   ----------------  ------------------
       Total Revenues.....................................   $    11,408.4       $     9,879.6     $     8,934.4
                                                            =================   ================  ==================


       (1) Intersegment investment advisory and other fees of approximately $128.9 million, $120.8 million and $123.7 million for 2007, 2006 and 2005, respectively, are included in total revenues of the Investment Management segment.

       SEGMENT EARNINGS FROM CONTINUING                             2007               2006               2005
          OPERATIONS BEFORE INCOME                          -----------------   ------------------ -----------------
          TAXES AND MINORITY INTEREST:                                             (IN MILLIONS)
       Insurance..........................................   $     1,298.9      $       881.9      $     1,110.0
       Investment Management..............................         1,383.9            1,190.0              924.2
       Consolidation/elimination..........................            --                 --                 --
                                                            -----------------   ------------------ -----------------
       Total Earnings from Continuing Operations
          before Income Taxes and Minority Interest.......   $     2,682.8      $     2,071.9      $     2,034.2
                                                            =================   ================== =================


                                                                       DECEMBER 31,
                                                            ------------------------------------
                                                                  2007               2006
                                                            -----------------   ----------------
                                                                        (IN MILLIONS)

       SEGMENT ASSETS:
       Insurance..........................................   $   144,962.2       $   133,047.0
       Investment Management..............................        14,962.7            16,239.4
       Consolidation/elimination..........................             1.1                 (.3)
                                                            -----------------   ----------------
       Total Assets.......................................   $   159,926.0       $   149,286.1
                                                            =================   ================


        In accordance with SEC regulations, securities with a fair value of $2.37 billion and $2.01 billion have been segregated in a special reserve bank custody account at December 31, 2007 and 2006, respectively for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").


22)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2007 and 2006 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)
        2007
        ----
        Total Revenues................  $     2,677.9      $     2,608.2       $    2,938.5         $    3,183.8
                                       =================  =================   ==================   ==================

        Earnings from
          Continuing Operations.......  $       295.7      $       232.0       $      356.6         $      352.4
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       299.6      $       218.2       $      362.4         $      353.4
                                       =================  =================   ==================   ==================

        2006
        ----
        Total Revenues................  $     2,241.6      $     2,607.3       $    2,413.3         $    2,617.4
                                       =================  =================   ==================   ==================

        Earnings from
          Continuing Operations.......  $       232.5      $       315.3       $      280.5         $      219.2
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       235.2      $       314.2       $      308.6         $      218.8
                                       =================  =================   ==================   ==================


                                      F-56